UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number       811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000   Houston, Texas  77046

(Address of principal executive offices)  (Zip code)

Sheri Morris     11 Greenway Plaza, Suite 1000 Houston, Texas  77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:          (713) 626-1919

Date of fiscal year end:      8/31

Date of reporting period:      11/30/18

Item 1. Schedule of Investments.

Invesco American Franchise Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	AMFR-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-98.50%

Aerospace & Defense-2.38%

Airbus S.E. (France)	861,154	$92,718,075
BAE Systems PLC (United Kingdom)	8,071,777	50,694,750
Boeing Co. (The)	179,316	62,179,616
Raytheon Co.	222,649	39,039,276
		244,631,717

Agricultural & Farm Machinery-0.40%

Deere & Co.	265,566	41,130,862

Application Software-4.37%

Adobe Systems, Inc.(b)	575,730	144,444,900
salesforce.com, inc.(b)	2,131,025	304,225,129
		448,670,029

Biotechnology-1.19%

Alexion Pharmaceuticals, Inc.(b)	430,659	53,035,656
BioMarin Pharmaceutical Inc.(b)	169,759	16,301,957
Celgene Corp.(b)	733,064	52,941,882
		122,279,495

Cable & Satellite-1.66%

Altice USA, Inc. - Class A	295,656	5,230,155
Charter Communications, Inc. - Class A(b)	503,186	165,648,831
		170,878,986

Commodity Chemicals-0.58%

LyondellBasell Industries N.V. - Class A	642,306	59,933,573

Communications Equipment-0.37%

Palo Alto Networks, Inc.(b)	217,602	37,634,266

Consumer Electronics-2.55%

Sony Corp. (Japan)	4,941,500	261,588,310

Data Processing & Outsourced Services-8.20%

Mastercard, Inc. - Class A	1,769,022	355,697,254
PayPal Holdings, Inc.(b)	1,937,135	166,225,554
Visa Inc. - Class A	2,265,665	321,067,387
		842,990,195

Diversified Support Services-1.03%

Cintas Corp.	563,590	105,605,494

Environmental & Facilities Services-1.57%

Republic Services, Inc.	1,065,326	82,392,313
Waste Management, Inc.	837,118	78,479,812
		160,872,125

Financial Exchanges & Data-1.81%

London Stock Exchange Group PLC (United Kingdom)	1,414,667	72,700,481

	Shares	Value
Financial Exchanges & Data-(continued)

S&P Global, Inc.	620,332	$113,433,910
		186,134,391

Health Care Equipment-4.43%

Abbott Laboratories	1,046,189	77,470,296
Boston Scientific Corp.(b)	2,701,629	101,770,364
Intuitive Surgical, Inc.(b)	244,721	129,915,037
Stryker Corp.	636,152	111,619,230
Teleflex, Inc.	125,906	34,677,031
		455,451,958

Home Improvement Retail-3.45%

Home Depot, Inc. (The)	358,868	64,711,078
Lowe’s Cos., Inc.	3,073,893	290,083,282
		354,794,360

Hotels, Resorts & Cruise Lines-2.80%

Norwegian Cruise Line Holdings Ltd.(b)	1,140,595	58,535,335
Royal Caribbean Cruises Ltd.	2,027,550	229,255,079
		287,790,414

Industrial Gases-0.77%

Air Products and Chemicals, Inc.	495,003	79,631,133

Industrial Machinery-0.92%

Stanley Black & Decker, Inc.	724,604	94,814,433

Interactive Home Entertainment-5.93%

Activision Blizzard, Inc.	3,971,773	198,112,037
Electronic Arts, Inc.(b)	958,093	80,546,879
Nintendo Co., Ltd. (Japan)	759,000	231,414,262
Take-Two Interactive Software, Inc.(b)	904,489	99,195,309
		609,268,487

Interactive Media & Services-10.87%

Alphabet, Inc. - Class A(b)	636,016	705,755,155
Facebook, Inc. - Class A(b)	2,923,602	411,087,677
		1,116,842,832

Internet & Direct Marketing Retail-14.08%

Alibaba Group Holding Ltd. - ADR (China)(b)	2,576,683	414,485,228
Amazon.com, Inc.(b)	543,155	918,024,286
Booking Holdings Inc.(b)	60,301	114,082,256
		1,446,591,770

Investment Banking & Brokerage-0.29%

Morgan Stanley	678,049	30,098,595

Life Sciences Tools & Services-4.59%

Illumina, Inc.(b)	664,309	224,204,288
IQVIA Holdings, Inc.(b)	877,847	109,792,324

See accompanying notes which are an integral part of this schedule.

                                 Invesco American Franchise Fund

	Shares	Value
Life Sciences Tools & Services-(continued)

Thermo Fisher Scientific, Inc.	552,378	$137,845,930
		471,842,542

Managed Health Care-4.76%

Anthem, Inc.	214,631	62,258,014
UnitedHealth Group Inc.	1,516,257	426,614,070
		488,872,084

Movies & Entertainment-1.60%

Netflix, Inc.(b)	406,250	116,240,313
Vivendi S.A. (France)	1,946,825	48,602,358
		164,842,671

Oil & Gas Exploration & Production-0.98%

Diamondback Energy, Inc.(c)	134,720	14,870,394
Noble Energy, Inc.	3,632,907	86,245,212
		101,115,606

Oil & Gas Refining & Marketing-1.59%

Marathon Petroleum Corp.	2,515,470	163,908,025

Packaged Foods & Meats-0.99%

Tyson Foods, Inc. - Class A	1,734,319	102,238,105

Pharmaceuticals-1.83%

Allergan PLC	430,418	67,403,459
Zoetis Inc.	1,281,375	120,282,671
		187,686,130

Railroads-1.09%

Canadian Pacific Railway Ltd. (Canada)	529,580	112,027,353

Semiconductor Equipment-0.50%

Applied Materials, Inc.	619,088	23,079,600
ASML Holding N.V. - New York Shares (Netherlands)	163,034	27,935,876
		51,015,476

Semiconductors-1.28%

Broadcom, Inc.	263,008	62,440,729
NVIDIA Corp.	420,433	68,711,365
		131,152,094

	Shares	Value
Specialty Chemicals-0.88%

Sherwin-Williams Co. (The)	213,126	$90,380,343

Systems Software-4.50%

Microsoft Corp.	3,692,698	409,483,281
ServiceNow, Inc.(b)	285,825	52,954,798
		462,438,079

Technology Hardware, Storage & Peripherals-2.45%

Apple Inc.	1,407,183	251,294,740

Tobacco-1.81%

Philip Morris International Inc.	2,148,048	185,870,593
Total Common Stocks & Other Equity Interests (Cost $6,098,375,647)		10,122,317,266

Money Market Funds-0.92%

Invesco Government & Agency Portfolio-Institutional Class, 2.12%(d)	33,222,997	33,222,997
Invesco Liquid Assets Portfolio-Institutional Class, 2.34%(d)	23,724,856	23,729,601
Invesco Treasury Portfolio-Institutional Class, 2.12%(d)	37,969,140	37,969,140
Total Money Market Funds (Cost $94,921,738)		94,921,738
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.42% (Cost $6,193,297,385)		10,217,239,004
Investments Purchased with Cash Collateral from Securities on Loan-0.02%

Money Market Funds-0.02%

Invesco Government & Agency Portfolio Institutional Class, 2.12%, (d)(e) (Cost $2,262,150)	2,262,150	2,262,150
TOTAL INVESTMENTS IN SECURITIES-99.44% (Cost $6,195,559,535)		10,219,501,154
OTHER ASSETS LESS LIABILITIES-0.56%		57,239,352
NET ASSETS-100.00%		$10,276,740,506

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at November 30, 2018.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

                                 Invesco American Franchise Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

                                 Invesco American Franchise Fund

B.	Securities Transactions and Investment Income – (continued)

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

                                 Invesco American Franchise Fund

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$9,668,713,773	$453,603,493	$–	$10,122,317,266
Money Market Funds	97,183,888	–	–	97,183,888
Total Investments	$9,765,897,661	$453,603,493	$–	$10,219,501,154

                                 Invesco American Franchise Fund

Invesco California Tax-Free Income Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	MS-CTFI-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-111.49%(a)

California-108.45%

ABAG Finance Authority for Non-profit Corps. (Sharp Healthcare); Series 2014 A, RB	5.00%	08/01/2043	$500	$541,775
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB (b)(c)	7.63%	01/01/2020	1,575	1,673,091
Alhambra Elementary School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS -AGM)(d)(e)	0.00%	09/01/2020	1,925	1,862,630
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB (b)(c)	5.38%	04/01/2021	2,500	2,707,325
Bay Area Toll Authority (San Francisco Bay Area); Series 2009 F-1, Toll Bridge RB (b)(c)(f)	5.13%	04/01/2019	1,500	1,517,565
Series 2009 F-1, Toll Bridge RB (b)(c)(f)	5.25%	04/01/2019	4,685	4,741,782
Series 2009 F-1, Toll Bridge RB (b)(c)(f)	5.25%	04/01/2019	5,205	5,268,085
Series 2017 F-1, Toll Bridge RB (f)	5.00%	04/01/2056	3,465	3,824,910
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2037	1,720	1,784,380
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2049	630	636,502
Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/2034	1,950	2,142,582
Beverly Hills Unified School District (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds (e)	0.00%	08/01/2026	1,465	1,196,597
Series 2009, Unlimited Tax CAB GO Bonds (e)	0.00%	08/01/2032	3,045	1,936,894
California (County of) Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2006C, Tobacco Settlement Sub. CAB RB (e)	0.00%	06/01/2055	12,000	516,240
California (County of) Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB (e)	0.00%	06/01/2033	1,455	637,639
California (County of) Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Asset-Backed RB	5.70%	06/01/2046	1,030	1,030,247
California (State of); Series 2004 A-3, VRD GO Bonds (LOC - State Street B&T Co.)(g)(h)	1.38%	05/01/2034	2,700	2,700,000
Series 2009, Various Purpose Unlimited Tax GO Bonds (b)(c)	6.00%	04/01/2019	440	446,398
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/2031	5,000	5,061,150
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/2035	1,750	1,814,522
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/2038	810	820,692
Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/2040	3,000	3,174,600
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2032	2,450	2,628,017
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	2,500	2,673,050
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/2030	1,000	1,094,710
Series 2015, Unlimited Tax GO Bonds	5.00%	08/01/2045	1,000	1,105,270
Series 2016, Various Purpose Unlimited Tax GO Bonds (f)	5.00%	09/01/2045	3,400	3,803,444
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2035	1,370	1,559,676
California (State of) (Green Bonds); Series 2014, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2037	1,745	1,939,725
California (State of) Community College Financing Authority (Orange Coast Properties LLC- Orange Coast College); Series 2018, RB	5.25%	05/01/2048	665	717,169
California (State of) Educational Facilities Authority (Loma Linda University); Series 2017 A, Ref. RB	5.00%	04/01/2042	1,715	1,898,059
California (State of) Educational Facilities Authority (Pitzer College); Series 2009, RB (b)(c)	6.00%	04/01/2020	2,000	2,111,880
California (State of) Educational Facilities Authority (Stanford University); Series 2010, RB (f)	5.25%	04/01/2040	4,520	5,789,849
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB (b)(c)	5.75%	09/01/2019	500	514,995
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB (b)(c)	6.00%	07/01/2019	500	512,620
Series 2011 A, RB	5.25%	03/01/2041	2,500	2,633,750

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California-(continued)

California (State of) Health Facilities Financing Authority (Cedars Sinai Medical Center); Series 2015, Ref. RB	5.00%	11/15/2031	$1,300	$1,495,741
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,435,875
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,146,760
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2009, RB (b)(c)	5.00%	08/15/2019	1,050	1,074,329
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (b)(c)	5.25%	07/01/2020	2,950	3,108,710
Series 2017 A, Ref. RB	5.00%	08/15/2047	1,715	1,856,985
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Subseries 2017 A-2, RB	4.00%	11/01/2044	3,270	3,341,188
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	4.00%	11/15/2047	560	564,990
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/2036	4,000	4,120,600
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2037	1,000	1,094,020
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB (b)(c)	5.25%	11/15/2021	2,000	2,195,960
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB (b)(c)	5.50%	08/15/2020	1,000	1,063,800
Series 2018 A, RB	5.00%	11/15/2048	3,000	3,289,950
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016A, Ref. RB	5.00%	06/01/2036	1,000	1,059,530
Series 2016A, Ref. RB	5.00%	06/01/2046	1,140	1,192,873
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy); Series 2018 A, Charter School Lease RB (i)	5.00%	06/01/2038	280	288,968
Series 2018 A, Charter School Lease RB (i)	5.00%	06/01/2048	380	389,230
California (State of) Municipal Finance Authority (California Baptist University); Series 2016A, RB (i)	5.00%	11/01/2046	1,000	1,058,840
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.); Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2039	1,200	1,289,592
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2049	1,420	1,518,505
California (State of) Municipal Finance Authority (Caritas Projects); Series 2012 A, Sr. Mobile Home Park RB	5.50%	08/15/2047	1,500	1,588,725
Series 2017 A, Ref. Sr. Mobile Home Park RB	4.00%	08/15/2037	1,055	1,050,822
California (State of) Municipal Finance Authority (Community Medical Centers); Series 2017 A, Ref. RB	5.00%	02/01/2047	1,380	1,497,659
California (State of) Municipal Finance Authority (Eisenhower Medical Center); Series 2010 A, RB (b)(c)	5.50%	07/01/2020	1,000	1,056,870
Series 2010 A, RB (b)(c)	5.75%	07/01/2020	1,500	1,591,095
Series 2017 A, Ref. RB	5.00%	07/01/2047	1,000	1,078,120
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB (b)(c)	5.75%	01/01/2022	1,315	1,466,751
California (State of) Municipal Finance Authority (Palmdale Aerospace Academy (The)); Series 2018 A, Charter School RB (i)	5.00%	07/01/2049	600	612,318
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/2034	620	665,731
California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB (b)(c)	6.13%	06/01/2020	1,000	1,063,980
Series 2017 A, Ref. RB	5.00%	06/01/2043	600	661,992
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB (i)(j)	5.00%	07/01/2037	3,000	3,099,930
California (State of) Pollution Control Financing Authority (Pacific Gas & Electric Co.); Series 1996C, Ref. VRD PCR (LOC - Mizuho Bank, Ltd.)(g)(h)	2.06%	11/01/2026	100	100,000
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2015 B-1, Ref. Solid Waste Disposal RB (j)	3.00%	11/01/2025	1,500	1,467,840
California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/2031	2,000	2,161,160
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	3,000	3,309,870

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California-(continued)

California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	6.30%	07/01/2043	$840	$928,141
Series 2015, School Facility RB (i)	5.00%	07/01/2045	1,265	1,323,317
California (State of) School Finance Authority (Aspire Public Schools); Series 2015 A, Ref. Charter School RB (i)	5.00%	08/01/2045	1,000	1,046,580
Series 2016, Ref. Charter School RB (i)	5.00%	08/01/2046	750	784,493
California (State of) School Finance Authority (Green Dot Public Schools); Series 2015 A, School Facility RB (i)	5.00%	08/01/2045	1,500	1,564,560
Series 2018 A, School Facility RB (i)	5.00%	08/01/2038	1,000	1,067,400
California (State of) School Finance Authority (KIPP LA); Series 2015 A, Facilities RB (i)	5.00%	07/01/2045	500	526,575
Series 2017 A, RB (i)	5.00%	07/01/2037	590	637,348
Series 2017 A, RB (i)	5.00%	07/01/2047	370	394,135
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, Educational Facilities RB	5.25%	06/01/2032	1,550	1,588,176
California (State of) Statewide Communities Development Authority (Adventist Health System); Series 2015, Ref. RB	5.00%	03/01/2033	775	878,974
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,545,342
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/2032	820	873,751
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,064,620
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2014 A, RB	5.13%	11/01/2023	715	756,985
Series 2017 A, Ref. RB (i)	5.00%	11/01/2041	875	937,291
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/2030	1,675	1,771,513
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2017, Ref. RB	5.00%	04/01/2047	2,015	2,197,136
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS-AGM)(d)	5.25%	10/01/2043	600	653,100
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB	5.00%	07/01/2044	750	808,673
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2016A, Ref. RB	5.00%	08/15/2051	3,000	3,287,850
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB (i)	5.00%	06/01/2046	1,000	1,051,620
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/2054	1,500	1,579,950
Series 2016A, RB (i)	5.25%	12/01/2056	830	861,291
California (State of) Statewide Communities Development Authority (Methodist Hospital of Sothern California); Series 2018; Hospital RB	5.00%	01/01/2048	495	529,843
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (b)(c)	6.75%	08/01/2019	445	459,787
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes); Series 2009, Senior Living RB (i)	6.25%	11/15/2019	455	470,343
Series 2009, Senior Living RB (i)	7.25%	11/15/2041	500	521,220
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.63%	10/01/2032	1,000	1,053,060
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments); Series 2012, Ref. Student Housing RB	5.38%	05/15/2038	2,000	2,122,920
Series 2017, Student Housing RB	5.00%	05/15/2047	1,500	1,624,485

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California-(continued)

California (State of) Statewide Finance Authority (Pooled Tobacco Securitization); Series 2006A, Tobacco Settlement CAB Turbo RB (e)	0.00%	06/01/2046	$8,000	$1,232,640
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts and Sciences Obligated Group); Series 2015, Ref. RB	5.00%	11/01/2035	1,000	1,106,280
Series 2015, Ref. RB	5.00%	11/01/2041	4,265	4,691,457
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/2021	2,000	2,159,300
California Municipal Finance Authority (LINXS APM Project); Series 2018 A, Senior Lien RB (j)	5.00%	12/31/2038	2,005	2,174,262
California Public Finance Authority (Henry Mayo Newhall Hospital); Series 2017, Ref. RB	5.00%	10/15/2037	1,000	1,065,780
Series 2017, Ref. RB	5.00%	10/15/2047	1,000	1,053,720
California State University; Series 2009 A, Systemwide RB (b)(c)	5.25%	05/01/2019	1,000	1,015,190
Series 2012 A, Systemwide RB (f)	5.00%	11/01/2037	6,750	7,411,028
Cerritos Community College District (Election of 2012); Series 2018 B, Unlimited Tax GO Bonds	4.00%	08/01/2043	1,870	1,909,644
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS-NATL)(d)(e)	0.00%	08/01/2029	735	520,718
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB (b)(c)	5.00%	06/01/2020	2,000	2,098,020
Eden (Township of) Healthcare District; Series 2010, COP (b)(c)	6.13%	06/01/2020	1,000	1,063,980
El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (b)(c)	5.50%	06/01/2019	1,000	1,019,220
El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (e)	0.00%	08/01/2033	4,430	2,603,245
Emeryville (City of) Public Financing Authority (Alameda County); Series 2014 A, Ref. Tax Allocation RB (INS-AGM)(d)	5.00%	09/01/2032	445	502,467
Series 2014 A, Ref. Tax Allocation RB (INS-AGM)(d)	5.00%	09/01/2033	385	433,406
Series 2014 A, Ref. Tax Allocation RB (INS-AGM)(d)	5.00%	09/01/2034	500	558,065
Escondido Union School District (Election of 2014); Series 2018 B, Unlimited Tax GO Bonds	4.00%	08/01/2047	1,690	1,713,575
Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB (b)(c)	6.00%	03/01/2019	1,800	1,819,368
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. CAB Toll Road RB (INS-AGM)(d)(e)	0.00%	01/15/2035	2,745	1,459,215
Fremont Community Facilities District No. 1 (Pacific Commons); Series 2015, Ref. Special Tax RB	5.00%	09/01/2035	815	876,655
Series 2015, Ref. Special Tax RB	5.00%	09/01/2045	905	962,359
Fullerton (City of) Community Facilities District No. 1 (Amerige Heights); Series 2012, Ref. Special Tax RB	5.00%	09/01/2026	1,960	2,122,190
Series 2012, Ref. Special Tax RB	5.00%	09/01/2032	1,090	1,177,374
Gilroy Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (b)(e)	0.00%	08/01/2029	615	458,224
Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC)(d)(e)	0.00%	08/01/2029	4,735	3,326,527
Series 2009 A, Unlimited Tax CAB GO Bonds (b)(e)	0.00%	08/01/2031	2,235	1,550,442
Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC)(d)(e)	0.00%	08/01/2031	1,415	907,510
Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS-NATL)(d)	5.00%	09/01/2024	2,425	2,431,281
Golden State Tobacco Securitization Corp.; Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2030	2,000	2,194,240
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2040	695	759,288
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	1,165	1,266,390
Series 2017 A-1, Ref. Tobacco Settlement RB	5.00%	06/01/2029	1,000	1,094,750
Series 2018 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2047	4,740	4,559,074
Series 2018 A-2, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2047	4,000	3,840,040
Grossmont-Cuyamaca Community College District (Election of 2012); Series 2018 B, Unlimited Tax CAB GO Bonds	4.00%	08/01/2047	1,670	1,694,182
Hollister Joint Powers Financing Authority; Series 2016, Ref. Wastewater RB (INS-AGM)(d)	5.00%	06/01/2036	1,270	1,436,180
Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS-AMBAC)(d)	5.25%	05/01/2023	830	872,546

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California-(continued)

Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	$1,325	$1,320,628
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB (e)	0.00%	06/01/2036	8,000	2,321,440
Series 2007 C-2, Asset-Backed Tobacco Settlement CAB Turbo RB (e)	0.00%	06/01/2047	14,000	1,801,380
Irvine (City of) Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1); Series 2014, Special Tax RB	5.00%	09/01/2044	445	469,471
Series 2014, Special Tax RB	5.00%	09/01/2049	445	468,300
Irvine Ranch Water District; Series 2016, Special Assessment RB (f)	5.25%	02/01/2046	4,305	4,988,806
Irvine Unified School District; Series 2015, Ref. Special Tax RB (INS-BAM)(d)	5.00%	09/01/2038	3,500	3,830,225
Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/2035	515	542,619
Irvine Unified School District (Community Facilities District No. 09-1); Series 2017 B, Special Tax RB	5.00%	09/01/2047	500	534,645
Irvine Unified School District No. 09-1; Series 2018 A, Ref. Special Tax RB	5.00%	09/01/2045	1,000	1,070,810
Kern (County of) (Capital Improvments); Series 2009 A, COP (b)(c)	5.75%	02/01/2019	1,000	1,006,670
Long Beach (City of); Series 2010 A, Sr. Airport RB	5.00%	06/01/2040	2,500	2,605,275
Series 2015, Marina System RB	5.00%	05/15/2045	1,615	1,737,288
Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/2029	2,000	2,153,100
Long Beach (City of) Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/2032	2,665	3,305,026
Los Alamitos Unified School District; Series 2013, Unlimited Tax GO Bonds (k)	6.01%	08/01/2040	1,660	1,435,302
Los Angeles (City of) Community Facilities District No. 4 (Playa Vista - Phase 1); Series 2014, Ref. Special Tax RB	5.00%	09/01/2031	600	666,312
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2010 A, Sr. RB	5.00%	05/15/2035	2,500	2,605,600
Series 2010 B, Sub. RB	5.00%	05/15/2040	1,000	1,040,050
Series 2013, RB (j)	5.00%	05/15/2043	3,000	3,238,830
Los Angeles (City of) Department of Water & Power; Series 2011 A, Power System RB (f)	5.00%	07/01/2022	1,800	1,948,680
Series 2011 A, Waterworks RB	5.25%	07/01/2039	1,500	1,593,030
Los Angeles (City of) Harbor Department; Series 2014 A, Ref. RB (j)	5.00%	08/01/2036	1,000	1,102,860
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS-AMBAC)(d)(e)	0.00%	08/01/2024	1,265	1,073,024
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds (INS-AGC)(d)	5.00%	01/01/2034	3,000	3,050,730
Marin (County of) Water District Financing Authority; Series 2017, Sub. RB (f)	5.00%	07/01/2047	3,120	3,523,634
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS-AGC)(d)(e)	0.00%	08/01/2035	940	496,386
Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS-NATL)(d)	5.00%	10/01/2020	475	475,062
Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds (b)(c)	5.25%	08/01/2019	1,000	1,023,850
Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC)(d)(e)	0.00%	08/01/2031	840	534,727
Mt. San Antonio (City of) Community College District (Election 2008); Series 2013 A, Unlimited Tax Conv. CAB GO Bonds (k)	6.25%	08/01/2043	2,035	1,665,912
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB (b)(c)	7.00%	08/01/2021	1,500	1,699,635
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS-AGM)(d)	5.63%	10/01/2034	1,000	1,028,770
Northern California Transmission Agency (California-Oregon Transmission); Series 2016, Ref. RB	5.00%	05/01/2038	1,250	1,407,275
Oakland Unified School District (County of Alameda); Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2040	1,070	1,200,337
Orange (County of) Community Facilities District No. 2015-1 (Esencia Village); Series 2015 A, Special Tax RB	5.00%	08/15/2035	125	134,095
Series 2015 A, Special Tax RB	5.25%	08/15/2045	1,855	1,996,722
Orange (County of) Community Facilities District No. 2016-1 (Esencia Village); Series 2016A, Special Tax RB	5.00%	08/15/2046	2,000	2,118,220

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California-(continued)

Palomar Community College District; Series 2010, Unlimited Tax Conv. CAB GO Bonds (k)	6.38%	08/01/2045	$3,330	$2,553,377
Palomar Pomerado Health; Series 2009, COP (b)(c)	6.75%	11/01/2019	2,000	2,089,860
Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS-NATL)(d)	6.00%	04/01/2019	230	232,666
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. Special Tax RB	5.00%	09/01/2027	1,000	1,075,380
Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS-NATL)(d)	5.00%	09/01/2023	1,400	1,403,458
Regents of the University of California; Series 2009 O, General RB (b)(c)(f)	5.75%	05/15/2019	705	718,134
Series 2009 O, General RB (b)(c)(f)	5.75%	05/15/2019	1,050	1,069,562
Series 2016L, Ref. Medical Center Pooled RB (f)	5.00%	05/15/2041	3,420	3,784,504
Series 2018 O, Limited RB	5.00%	05/15/2048	3,000	3,379,830
Riverside (City of); Series 2008 B, Water RB (INS-AGM)(d)	5.00%	10/01/2033	1,000	1,010,630
Series 2008 D, Electric RB (INS-AGM)(d)	5.00%	10/01/2038	1,590	1,605,025
Riverside (County of) Community Facilities District No. 07-2 (Clinton Keith); Series 2015, Special Tax Bonds	5.00%	09/01/2044	1,000	1,075,650
Riverside (County of) Public Financing Authority (Desert Communities and Interstate 215 Corridor); Series 2017 A, Ref. Tax Allocation RB (INS-BAM)(d)	5.00%	10/01/2034	1,000	1,132,080
Series 2017 A, Ref. Tax Allocation RB (INS-BAM)(d)	4.00%	10/01/2040	500	505,075
Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB (b)(c)	5.00%	06/01/2020	1,500	1,573,515
Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. Special Tax Bonds	5.00%	09/01/2038	1,000	1,067,040
Sacramento (County of); Series 2010, Sr. Airport System RB	5.00%	07/01/2040	2,200	2,292,158
Series 2018 C, Ref. Sr. Airport System RB (j)	5.00%	07/01/2039	1,685	1,882,212
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,000	2,181,140
San Diego (City of) Public Facilities Financing Authority; Series 2016A, Ref. Sr. Sewer RB	5.00%	05/15/2039	1,565	1,776,541
Series 2016B, Ref. Sub. Water RB	5.00%	08/01/2036	1,500	1,715,790
Subseries 2012 A, Ref. Water RB	5.00%	08/01/2032	2,215	2,428,903
San Diego (City of) Regional Building Authority (County Operations Center); Series 2016A, Ref. RB	5.00%	10/15/2034	1,500	1,711,500
San Diego (County of) Regional Airport Authority; Series 2017 B, Sub. Airport RB (j)	5.00%	07/01/2037	1,000	1,112,150
San Diego (County of) Regional Transportation Commission; Series 2014 A, Sales & Use Tax RB (f)	5.00%	04/01/2048	2,980	3,313,075
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds (b)(c)(f)	5.25%	08/01/2019	1,500	1,536,285
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds (b)(c)	5.00%	08/01/2021	2,500	2,710,075
San Diego Unified School District; Series 2012 R-2, Ref. Unlimited Tax Conv. CAB GO Bonds (k)	6.63%	07/01/2041	1,250	988,950
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2009 E, Second Series RB (b)(c)	6.00%	05/01/2019	80	81,442
Series 2009 E, Second Series RB	6.00%	05/01/2039	920	935,189
Series 2011 C, Ref. Second Series RB (j)	5.00%	05/01/2023	5,000	5,329,750
Series 2011 G, Ref. Second Series Government Loan Program RB (b)(c)	5.25%	05/03/2021	1,450	1,566,551
Series 2011 G, Ref. Second Series Government Loan Program RB	5.25%	05/01/2028	550	593,522
Series 2018 D, Second Series RB (f)(j)	5.25%	05/01/2048	4,500	5,080,545
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/2036	4,000	4,320,280
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB (b)(c)	6.75%	02/01/2021	1,000	1,104,970
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB (b)(c)	7.00%	02/01/2021	500	554,670
San Francisco (City & County of) Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, Tax Allocation RB	5.00%	08/01/2043	1,060	1,157,499
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvement); Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2033	500	536,355

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California-(continued)

San Francisco (City of) Bay Area Rapid Transit District; Series 2012 A, Sales Tax RB	5.00%	07/01/2036	$730	$801,219
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,725,615
San Francisco (City of) Bay Area Rapid Transit District (Election of 2016 Green Bond); Series 2017 A-1, Unlimited Tax GO Bonds (f)	5.00%	08/01/2047	3,425	3,888,197
San Joaquin Hills Transportation Corridor Agency; Series 2014 A, Ref. Sr. Lien Toll Road RB	5.00%	01/15/2044	1,730	1,840,305
Series 2014 B, Ref. Jr. Lien Toll Road RB	5.25%	01/15/2044	2,000	2,133,200
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(e)	0.00%	09/01/2031	3,110	2,052,040
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS-AGM)(d)	5.00%	08/01/2030	1,500	1,604,055
San Mateo (City of) Foster School District (Election 2008); Series 2010, Unlimited Tax Conv. CAB GO Bonds (k)	6.63%	08/01/2042	510	447,387
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.63%	09/01/2036	1,000	1,069,710
Series 2013, Special Tax RB	5.63%	09/01/2043	1,000	1,069,040
Santaluz Community Facilities District No. 2 (Improvement Area No. 1); Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2028	820	875,071
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2029	710	757,293
Series 2011 A, Ref. Special Tax RB	5.10%	09/01/2030	460	491,597
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB (e)	0.00%	06/01/2036	4,000	1,446,600
Simi Valley Unified School District (Election of 2004); Series 2007 C, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(e)	0.00%	08/01/2028	3,480	2,532,013
Series 2007 C, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(e)	0.00%	08/01/2030	2,765	1,834,550
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. Sr. Lien Special Tax RB	5.00%	08/15/2034	895	955,592
Southern California Metropolitan Water District; Series 2009 B, Ref. RB (f)	5.00%	07/01/2027	8,585	8,750,519
Southern California Public Power Authority (Milford Wind Corridor Phase II); Series 2011 1, RB (f)	5.25%	07/01/2031	2,100	2,265,648
Series 2011-1, RB (f)	5.25%	07/01/2029	2,100	2,269,491
Southern California Public Power Authority (Natural Gas No. 1); Series 2007 A, Floating Rate RB (3 mo. USD LIBOR + 1.470%)(l)	3.17%	11/01/2038	5,375	5,065,561
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.); Series 2006A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2037	860	859,966
Series 2006A-1, Sr. Tobacco Settlement Asset-Backed RB	5.12%	06/01/2046	3,840	3,839,846
Tustin (City of) Public Financing Authority; Series 2011 A, Water RB (b)(c)	5.00%	04/01/2021	1,000	1,074,420
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. Special Tax RB (INS-BAM)(d)	5.00%	09/01/2038	3,000	3,299,250
Val Verde Unified School District; Series 2009 A, Ref. COP (INS-AGC)(d)	5.13%	03/01/2036	1,475	1,487,773
Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/2035	3,000	3,089,880
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS-NATL)(d)(e)	0.00%	08/01/2025	2,500	2,088,425
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS-AGC)(d)	5.62%	09/01/2039	1,000	1,026,710
Whittier (City of) (Presbyterian Intercommunity Hospital, Inc.); Series 2014, Health Facility RB	5.00%	06/01/2044	1,500	1,600,410
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(e)	0.00%	08/01/2024	4,685	4,091,083
				434,859,970

Guam-1.78%

Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	1,500	1,544,145

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Guam-(continued)

Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB (b)(c)	5.38%	12/01/2019	$1,000	$1,034,080
Series 2009 A, Limited Obligation RB (b)(c)	5.63%	12/01/2019	660	684,103
Guam (Territory of) International Airport Authority; Series 2013 C, General RB (j)	6.25%	10/01/2034	1,000	1,127,940
Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2035	765	798,928
Port Authority of Guam; Series 2018 A, RB	5.00%	07/01/2048	1,825	1,955,049
				7,144,245

Virgin Islands-1.04%

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB (j)	5.00%	09/01/2029	1,645	1,632,663
Series 2014 A, Ref. RB (j)	5.00%	09/01/2033	1,500	1,473,750
Virgin Islands (Government of) Public Finance Authority; Series 2015, RB (i)	5.00%	09/01/2030	1,000	1,052,220
				4,158,633

Puerto Rico-0.22%

Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	870	873,054
TOTAL INVESTMENTS IN SECURITIES(m)-111.49% (Cost $428,875,127) (O)				447,035,902
FLOATING RATE NOTE OBLIGATIONS-(11.86)% Notes with interest and fee rates ranging from 2.19% to 2.51% at 11/30/2018 and contractual maturities of collateral ranging from 07/01/2022 to 04/01/2056(See Note 1D)(n)				(47,575,000)
OTHER ASSETS LESS LIABILITIES-0.37%				1,521,529
NET ASSETS-100.00%				$400,982,431

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CAB	- Capital Appreciation Bonds
Conv.	- Convertible
COP	- Certificates of Participation
GO	- General Obligation
INS	- Insurer
Jr.	- Junior
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RB	- Revenue Bonds
Ref.	- Refunding
Sr.	- Senior
Sub.	- Subordinated
USD	- U.S. Dollar
VRD	- Variable Rate Demand

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)	Zero coupon bond issued at a discount.
(f)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.
(g)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on November 30, 2018.

(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2018 was $17,687,679, which represented 4.41% of the Fund’s Net Assets.

(j)	Security subject to the alternative minimum tax.
(k)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2018.
(m)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(n)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at November 30, 2018. At November 30, 2018, the Fund’s investments with a value of $75,493,743 are held by TOB Trusts and serve as collateral for the $47,575,000 in the floating rate note obligations outstanding at that date.

(o)	Other than original issue discount, if any, cost of investments has not been adjusted for amortization of premiums and/or accretion of market discounts.

Open Futures Contracts - Interest Rate Risk

	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Short Futures Contracts
U.S. Treasury 10 Year Notes	109	March-2019	$(12,970,741)	$(49,650)	$(49,650)

See accompanying notes which are an integral part of this schedule.

                                 Invesco California Tax-Free Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

                                 Invesco California Tax-Free Income Fund

D.	Floating Rate Note Obligations – (continued)

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

                                 Invesco California Tax-Free Income Fund

F.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

G.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$447,035,902	$–	$447,035,902

Other Investments - Liabilities*
Futures Contracts	(49,650)	–	–	(49,650)
Total Investments	$(49,650)	$447,035,902	$–	$446,986,252

* Unrealized appreciation (depreciation).

                                 Invesco California Tax-Free Income Fund

Invesco Core Plus Bond Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us CPB-QTR-1 11/18 Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2018

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–63.72%

Aerospace & Defense–0.07%

BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	$119,000	$ 115,430
L3 Technologies, Inc., Sr. Unsec. Gtd. Global Notes, 3.85%, 12/15/2026	600,000	578,245
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	97,000	97,242
Northrop Grumman Corp., Sr. Unsec. Global Notes, 3.25%, 01/15/2028	600,000	559,102
Spirit AeroSystems, Inc., Sr. Unsec. Gtd. Global Notes, 4.60%, 06/15/2028	675,000	645,852
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes,
6.50%, 07/15/2024	55,000	55,275
6.50%, 05/15/2025	201,000	200,749
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	368,000	339,480
		2,591,375

Agricultural & Farm Machinery–0.01%

Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	341,000	316,278

Agricultural Products–0.01%

Kernel Holding S.A.(Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 01/31/2022(b)	266,000	255,973

Air Freight & Logistics–0.34%

Adani Abbot Point Terminal Pty Ltd.(Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(b)	13,216,000	11,676,402
C.H. Robinson Worldwide, Inc., Sr. Unsec. Global Notes, 4.20%, 04/15/2028	600,000	589,449
FedEx Corp., Sr. Unsec. Gtd. Notes, 3.40%, 02/15/2028	795,000	743,450
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	67,000	68,424
		13,077,725

	Principal Amount	Value
Airlines–4.19%

Air Canada Pass Through Trust (Canada), Series 2017-1, Class A, Sec. Pass Through Ctfs., 3.55%, 01/15/2030(b)	$6,993,000	$ 6,726,485
Series 2017-1, Class AA, Sec. Pass Through Ctfs., 3.30%, 01/15/2030(b)	7,297,000	7,020,714
Series 2017-1, Class B, Sec. Pass Through Ctfs., 3.70%, 01/15/2026(b)	7,443,000	7,154,584
American Airlines Pass Through Trust, Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 10/15/2028	4,569,366	4,301,608
Series 2016-3, Class B, Sec. Third Lien Pass Through Ctfs., 3.75%, 10/15/2025	4,761,373	4,574,728
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 02/15/2029	6,326,764	6,235,366
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 02/15/2025	5,115,825	5,200,134
Series 2017-2, Class A, Sec. Second Lien Pass Through Ctfs., 3.60%, 10/15/2029	8,932,551	8,619,181
Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 10/15/2025	6,195,141	6,013,035
Avianca Holdings S.A./Avianca Leasing LLC/Grupo Taca Holdings Ltd.(Colombia), REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(b)	8,219,000	8,208,726
Delta Air Lines, Inc., Sr. Unsec. Global Notes,
2.88%, 03/13/2020	4,744,000	4,707,214
2.60%, 12/04/2020	8,050,000	7,878,809
3.40%, 04/19/2021	3,073,000	3,038,683
3.63%, 03/15/2022	7,899,000	7,748,562
3.80%, 04/19/2023	5,445,000	5,322,621
4.38%, 04/19/2028	8,887,000	8,501,643
LATAM Airlines Group S.A. Pass Through Trust(Chile), Series 2015-1, Class A, Sr. Sec. First Lien Global Pass Through Ctfs., 4.20%, 11/15/2027	5,498,638	5,309,485
Norwegian Air Shuttle ASA Pass Through Trust(Norway), Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 11/10/2023(b)	15,675,333	16,243,564

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Airlines–(continued)

United Airlines Pass Through Trust, Series 2016-1, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 01/07/2026	$6,388,192	$ 6,216,334
Series 2016-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 10/07/2025	5,794,248	5,600,607
Series 2018-1, Class A, Sec. Second Lien Pass Through Ctfs., 3.70%, 03/01/2030	11,567,000	11,206,024
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 09/01/2031	11,797,000	11,417,829
Series 2018-1, Class B, Sec. Second Lien Pass Through Ctfs., 4.60%, 03/01/2026	5,447,000	5,530,732
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 04/01/2021	6,555	6,763
		162,783,431

Alternative Carriers–0.06%

CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	468,000	480,285
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	722,000	742,758
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes,
5.38%, 05/01/2025	837,000	817,121
5.25%, 03/15/2026	366,000	354,288
		2,394,452

Aluminum–0.30%

Novelis Corp., Sr. Unsec. Gtd. Notes,
6.25%, 08/15/2024(b)	154,000	152,845
5.88%, 09/30/2026(b)	37,000	34,595
PT Indonesia Asahan Aluminium (Persero) (Indonesia), Sr. Unsec. Notes,
5.23%, 11/15/2021(b)	3,530,000	3,583,077
5.71%, 11/15/2023(b)	3,425,000	3,484,941
6.53%, 11/15/2028(b)	1,610,000	1,661,683
6.76%, 11/15/2048(b)	2,720,000	2,690,221
		11,607,362

Apparel Retail–0.18%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	240,000	240,000
L Brands, Inc., Sr. Unsec. Gtd. Global Notes,
5.63%, 02/15/2022	6,438,000	6,598,950
6.88%, 11/01/2035	281,000	240,870
6.75%, 07/01/2036	22,000	18,425
		7,098,245

	Principal Amount	Value
Apparel, Accessories & Luxury Goods–0.01%

Hanesbrands Inc., Sr. Unsec. Gtd. Notes,
4.63%, 05/15/2024(b)	$31,000	$ 29,992
4.88%, 05/15/2026(b)	547,000	516,915
		546,907

Asset Management & Custody Banks–0.76%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	2,865,000	2,894,195
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	5,598,000	5,549,107
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	6,934,000	6,733,491
Carlyle Finance LLC, Sr. Unsec. Gtd. Notes,
5.63%, 03/30/2043(b)	5,747,000	5,599,713
5.65%, 09/15/2048(b)	8,407,000	8,164,655
Prime Security Services Borrower LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	723,000	768,188
		29,709,349

Auto Parts & Equipment–0.03%

Dana, Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	414,000	396,405
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(b)	166,000	144,213
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	191,000	158,052
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	66,000	65,175
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2020	340,000	336,260
		1,100,105

Automobile Manufacturers–2.26%

Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes,
2.68%, 01/09/2020	5,293,000	5,213,196
3.81%, 10/12/2021	10,384,000	10,070,049
4.69%, 06/09/2025	11,518,000	10,693,194
General Motors Co., Sr. Unsec. Global Notes, 4.88%, 10/02/2023	370,000	370,737

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Automobile Manufacturers–(continued)

General Motors Financial Co., Inc., Series B, Jr. Unsec. Sub. Global Floating Rate Notes, 6.50%(c)(d)	$40,514,000	$ 35,551,035
Sr. Unsec. Gtd. Global Floating Rate Notes, 3.26% (3 mo. USD LIBOR + 0.85%), 04/09/2021(d)	6,385,000	6,343,828
Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	4,124,000	4,096,999
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	602,000	576,415
Toyota Motor Corp.(Japan), Sr. Unsec. Global Bonds, 3.42%, 07/20/2023	300,000	298,389
Volkswagen Group of America Finance LLC (Germany), Sr. Unsec. Gtd. Floating Rate Notes,
3.39%, (3 mo. USD LIBOR + 0.77%), 11/13/2020(b)(d)	6,674,000	6,659,960
3.56%, (3 mo. USD LIBOR + 0.94%), 11/12/2021(b)(d)	7,881,000	7,838,438
		87,712,240

Automotive Retail–0.02%

Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	85,000	80,006
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	472,000	461,085
Penske Automotive Group, Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	450,000	417,938
		959,029

Biotechnology–0.26%

AbbVie Inc., Sr. Unsec. Global Notes,
3.75%, 11/14/2023	5,283,000	5,204,689
4.25%, 11/14/2028	4,920,000	4,726,912
		9,931,601

Brewers–0.30%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc.(Belgium), Sr. Unsec. Gtd. Notes, 3.65%, 02/01/2026(b)	7,419,000	7,020,588
Anheuser-Busch InBev Finance, Inc.(Belgium), Sr. Unsec. Gtd. Notes, 4.90%, 02/01/2046(b)	5,000,000	4,684,374
		11,704,962

Broadcasting–0.07%

AMC Networks Inc., Sr. Unsec. Gtd. Global Notes,
5.00%, 04/01/2024	155,000	149,381
4.75%, 08/01/2025	44,000	41,032

	Principal Amount	Value
Broadcasting–(continued)

CBS Corp., Sr. Unsec. Gtd. Notes, 3.50%, 01/15/2025	$275,000	$ 260,529
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	809,000	825,423
Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	242,000	242,605
Gray Escrow Inc, Sr. Unsec. Notes, 7.00%, 05/15/2027(b)	185,000	188,237
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	184,000	188,140
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	301,000	299,495
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	112,000	108,360
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	123,000	125,153
TV Azteca, S.A.B. de C.V.(Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 08/09/2024(b)	265,000	254,225
		2,682,580

Building Products–0.66%

Builders FirstSource, Inc., Sr. Sec. Gtd. First Lien Notes, 5.63%, 09/01/2024(b)	250,000	230,625
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	146,000	146,365
James Hardie International Finance DAC(Ireland), Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2028(b)	8,730,000	7,824,262
Standard Industries Inc., Sr. Unsec. Notes,
6.00%, 10/15/2025(b)	2,507,000	2,453,726
5.00%, 02/15/2027(b)	429,000	387,173
4.75%, 01/15/2028(b)	6,822,000	5,994,833
Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 4.35%, 02/15/2028	9,647,000	8,513,477
		25,550,461

Cable & Satellite–1.65%

Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	400,000	377,000
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	200,000	198,000
Altice Luxembourg S.A.Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	440,000	420,750
AMC Networks Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	310,000	281,713

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Cable & Satellite–(continued)

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	$245,000	$ 246,838
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,785,000	1,789,480
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes,
4.46%, 07/23/2022	265,000	265,635
4.91%, 07/23/2025	260,000	259,205
5.38%, 04/01/2038	5,235,000	4,786,458
5.38%, 05/01/2047	4,585,000	4,105,195
5.75%, 04/01/2048	6,600,000	6,173,320
6.83%, 10/23/2055	6,341,000	6,453,381
Comcast Corp., Sr. Unsec. Gtd. Global Notes,
3.95%, 10/15/2025	5,280,000	5,266,297
4.60%, 10/15/2038	7,045,000	6,913,471
3.40%, 07/15/2046	500,000	401,327
4.70%, 10/15/2048	3,533,000	3,455,864
4.95%, 10/15/2058	7,214,000	7,103,491
CSC Holdings LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 05/15/2026(b)	200,000	194,500
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2028(b)	7,687,000	7,244,997
Sr. Unsec. Notes,
10.13%, 01/15/2023(b)	1,250,000	1,356,375
7.75%, 07/15/2025(b)	395,000	415,244
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 5.20%, 09/20/2047	365,000	338,149
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes,
7.88%, 09/01/2019	387,000	398,126
5.88%, 11/15/2024	1,757,000	1,504,431
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	249,000	261,064
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	834,000	738,090
Sr. Unsec. Gtd. Notes, 8.50%, 10/15/2024(b)	295,000	292,448
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes,
6.00%, 07/15/2024(b)	475,000	487,469
5.38%, 04/15/2025(b)	165,000	162,938
5.38%, 07/15/2026(b)	409,000	399,286
Telenet Finance Luxembourg Notes S.a r.l.(Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	400,000	368,000

	Principal Amount	Value
Cable & Satellite–(continued)

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH(Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	$400,000	$ 404,000
UPC Holding B.V.(Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	200,000	182,500
Virgin Media Bristol LLC(United Kingdom), 5.50%, 08/15/2026(b)	200,000	188,810
Virgin Media Finance PLC(United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	195,000
VTR Finance B.V.(Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	224,000	227,920
Ziggo B.V.(Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	250,000	233,438
		64,090,210

Casinos & Gaming–0.16%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes,
6.38%, 04/01/2026	163,000	162,592
6.00%, 08/15/2026	126,000	122,378
MGM Resorts International, Sr. Unsec. Gtd. Notes,
7.75%, 03/15/2022	110,000	118,525
6.00%, 03/15/2023	485,000	494,094
4.63%, 09/01/2026	350,000	319,812
Sands China Ltd.(Macau), Sr. Unsec. Notes, 5.40%, 08/08/2028(b)	4,390,000	4,204,918
Scientific Games International, Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	547,000	569,837
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	436,000	416,380
		6,408,536

Coal & Consumable Fuels–0.00%

SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	161,000	158,585

Commodity Chemicals–0.03%

Alpek SAB de C.V.(Mexico), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 11/20/2022(b)	300,000	291,060
Braskem Finance Ltd.(Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 7.38%(b)(c)	186,000	187,209
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	159,000	143,100

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Commodity Chemicals–(continued)

Nufarm Australia Ltd./Nufarm Americas Inc.(Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	$170,000	$ 159,800
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	243,000	241,785
		1,022,954

Communications Equipment–0.03%

Commscope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	446,000	415,360
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	614,000	574,857
		990,217

Construction & Engineering–0.00%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	97,000	88,585
William Lyon Homes, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 09/01/2023	79,000	72,878
		161,463

Construction Machinery & Heavy Trucks–0.63%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	209,000	203,252
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	179,000	181,238
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	408,000	375,992
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
4.15%, 03/15/2024	5,837,000	5,641,765
4.70%, 09/15/2028	18,897,000	17,923,092
		24,325,339

Construction Materials–0.18%

CRH America Finance, Inc.(Ireland), Sr. Unsec. Gtd. Notes, 3.95%, 04/04/2028(b)	7,393,000	6,958,024

Consumer Finance–0.78%

Ally Financial Inc., Sr. Unsec. Global Notes,
4.13%, 03/30/2020	4,449,000	4,449,000
5.13%, 09/30/2024	919,000	933,061
4.63%, 03/30/2025	750,000	739,688
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	145,000	152,553
Capital One Financial Corp., Sr. Unsec. Global Notes,
3.05%, 03/09/2022	330,000	320,946
3.75%, 03/09/2027	14,465,000	13,382,214

	Principal Amount	Value
Consumer Finance–(continued)

Discover Financial Services, Class C, Jr. Unsec. Sub. Global Notes, 5.50%(c)(d)	$132,000	$ 119,625
Navient Corp., Sr. Unsec. Medium-Term Notes,
8.00%, 03/25/2020	235,000	243,225
7.25%, 01/25/2022	870,000	890,662
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	6,515,000	5,951,037
Unifin Financiera, S.A.B. de C.V. SOFOM, E.N.R.(Mexico), Sr. Unsec. Gtd. Notes, 7.00%, 01/15/2025(b)	283,000	243,380
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R.(Mexico), Sr. Unsec. Notes, 7.38%, 02/12/2026(b)	3,213,000	2,735,066
		30,160,457

Copper–0.70%

First Quantum Minerals Ltd.(Zambia), Sr. Unsec. Gtd. Notes, 7.50%, 04/01/2025(b)	800,000	723,000
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes,
3.10%, 03/15/2020	24,790,000	24,480,125
5.40%, 11/14/2034	1,706,000	1,445,835
Southern Copper Corp.(Peru), Sr. Unsec. Global Notes, 7.50%, 07/27/2035	200,000	229,000
Taseko Mines Ltd.(Canada), Sr. Sec. Gtd. First Lien Notes, 8.75%, 06/15/2022(b)	203,000	198,432
		27,076,392

Data Processing & Outsourced Services–0.33%

Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	4,764,000	4,273,657
First Data Corp., Sec. Gtd. Second Lien Notes, 5.75%, 01/15/2024(b)	953,000	960,148
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	80,000	79,196
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	1,073,000	1,110,555
Fiserv, Inc., Sr. Unsec. Global Notes, 4.20%, 10/01/2028	6,575,000	6,513,206
		12,936,762

Department Stores–0.00%

SACI Falabella(Chile), Sr. Unsec. Notes, 3.75%, 10/30/2027(b)	200,000	179,500

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Distillers & Vintners–0.13%

Constellation Brands, Inc., Sr. Unsec. Gtd. Floating Rate Notes, 3.21% (3 mo. USD LIBOR + 0.70%), 11/15/2021(d)	$5,132,000	$ 5,099,285

Distributors–0.19%

HD Supply, Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2026(b)	7,739,000	7,509,152

Diversified Banks–10.47%

ABN AMRO Bank N.V.(Netherlands), Sr. Unsec. Notes, 2.45%, 06/04/2020(b)	8,200,000	8,101,256
Africa Finance Corp.(Supranational), REGS, Sr. Unsec. MediumTerm Euro Notes, 4.38%, 04/29/2020(b)	320,000	317,910
ANZ New Zealand (Int’l) Ltd.(New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	4,415,000	4,239,835
Australia and New Zealand Banking Group Ltd.(Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(d)	11,549,000	11,549,000
Banco de Bogotá S.A.(Colombia), Sr. Unsec. Notes, 4.38%, 08/03/2027(b)	400,000	368,004
Banco del Estado de Chile (Chile), REGS, Sr. Unsec. Euro Notes, 4.13%, 10/07/2020(b)	300,000	302,092
Sr. Unsec. Notes, 2.67%, 01/08/2021(b)	11,242,000	10,979,930
Banco do Brasil S.A.(Brazil), Jr. Unsec. Notes, 8.50%(b)(c)(d)	5,349,000	5,635,172
Banco Safra S.A.(Brazil), Sr. Unsec. Notes, 4.13%, 02/08/2023(b)	250,000	240,378
Bank of America Corp., Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)(d)	2,080,000	2,173,600
Series FF, Jr. Unsec. Sub. Notes, 5.88%(c)(d)	4,648,000	4,444,650
Series X, Jr. Unsec. Sub. Notes, 6.25%(c)(d)	4,333,000	4,435,909
Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)(d)	3,360,000	3,515,400
Sr. Unsec. Global Notes,
3.00%, 12/20/2023(d)	4,643,000	4,454,448
3.71%, 04/24/2028(d)	4,712,000	4,453,702
Sr. Unsec. Medium-Term Global Notes, 3.59%, 07/21/2028(d)	9,424,000	8,890,103
Unsec. Sub. Medium-Term Notes, 4.20%, 08/26/2024	5,120,000	5,058,380
Barclays Bank PLC(United Kingdom), Unsec. Sub. Global Notes, 7.63%, 11/21/2022	200,000	210,125

	Principal Amount	Value
Diversified Banks–(continued)

Barclays PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds,
7.75%(d)	$8,910,000	$ 8,316,416
6.63%(d)	7,410,000	7,244,231
REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(d)	200,000	199,625
Unsec. Sub. Global Notes, 4.84%, 05/09/2028	2,345,000	2,118,798
BBVA Bancomer S.A. (Mexico), Jr. Unsec. Sub. Notes, 7.25%, 04/22/2020(b)	5,605,000	5,764,742
Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	1,385,000	1,335,140
BNP Paribas S.A. (France), Sr. Unsec. Notes, 2.38%, 05/21/2020	8,250,000	8,141,928
Unsec. Sub. Notes, 4.38%, 03/01/2033(b)(d)	13,153,000	12,125,327
BPCE S.A.Jr. Unsec. Sub. Bonds, 12.50%(b)(c)(d)	3,706,000	3,937,625
Citigroup Inc., Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)(d)	1,480,000	1,490,175
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)(d)	6,669,000	6,727,354
Sr. Unsec. Global Notes,
2.88%, 07/24/2023(d)	3,520,000	3,378,170
3.67%, 07/24/2028(d)	14,137,000	13,238,785
Sr. Unsec. Notes, 4.65%, 07/23/2048	5,321,000	5,112,061
Unsec. Sub. Global Notes, 5.50%, 09/13/2025	7,130,000	7,438,518
Unsec. Sub. Notes, 4.45%, 09/29/2027	10,555,000	10,205,394
Commonwealth Bank of Australia(Australia), Unsec. Sub. Notes, 4.32%, 01/10/2048(b)	3,972,000	3,394,911
Cooperatieve Rabobank UA(Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(c)(d)	17,980,000	18,766,625
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	5,845,000	5,360,036
Credit Agricole S.A.(France), REGS, Jr. Unsec. Sub. Euro Notes, 8.13%(b)(d)	202,000	210,513
Development Bank of Kazakhstan JSC(Kazakhstan), REGS, Sr. Unsec. Euro Notes, 4.13%, 12/10/2022(b)	300,000	291,739
DIB Sukuk Ltd.(United Arab Emirates), REGS, Sr. Unsec. Euro Bonds, 3.66%, 02/14/2022(b)	200,000	195,800
Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	335,000	306,696
Unsec. Sub. Notes, 4.68%, 08/09/2028(d)	5,330,000	5,244,720

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)

Dresdner Funding Trust I(Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	$241,000	$ 295,720
Export-Import Bank of India (India), REGS, Sr. Unsec. Euro Bonds, 3.38%, 08/05/2026(b)	200,000	182,607
REGS, Sr. Unsec. Medium-Term Euro Notes, 3.88%, 10/02/2019(b)	630,000	631,657
Sr. Unsec. Medium-Term Euro Notes, 3.13%, 07/20/2021	325,000	318,413
Global Bank Corp.(Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	7,642,000	7,512,086
HSBC Holdings PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 6.00%(d)	11,595,000	10,580,437
Sr. Unsec. Global Floating Rate Notes, 3.64% (3 mo. USD LIBOR + 1.00%), 05/18/2024(d)	7,125,000	7,019,265
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	570,000	547,527
Industrial Senior Trust(Guatemala), REGS, Sr. Unsec. Gtd. Euro Notes, 5.50%, 11/01/2022(b)	500,000	490,005
ING Bank N.V.(Netherlands), Sr. Unsec. Notes, 2.75%, 03/22/2021(b)	6,682,000	6,567,731
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Euro Bonds, 6.88%(d)	200,000	200,500
Jr. Unsec. Sub. Global Notes, 6.50%(d)	2,910,000	2,739,474
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	2,840,000	2,839,144
Sr. Unsec. Notes, 3.13%, 07/14/2022(b)	5,641,000	5,099,588
JPMorgan Chase & Co., Series CC, Jr. Unsec. Sub. Global Notes, 4.63%(c)(d)	8,402,000	7,493,534
Series I, Jr. Unsec. Sub. Global Floating Rate Notes, 5.99% (3 mo. USD LIBOR + 3.47%)(c)(d)	9,795,000	9,843,975
Series W, Jr. Unsec. Sub. Global Floating Rate Notes, 3.62% (3 mo. USD LIBOR + 1.00%), 05/15/2047(d)	12,952,000	10,912,060
Sr. Unsec. Floating Rate Global Notes, 3.37% (3 mo. USD LIBOR + 0.89%), 07/23/2024(d)	15,520,000	15,293,563
Sr. Unsec. Global Notes,
3.78%, 02/01/2028(d)	6,922,000	6,652,089
3.54%, 05/01/2028(d)	3,278,000	3,094,469
Sr. Unsec. Medium-Term Global Notes, 2.30%, 08/15/2021	8,950,000	8,674,165
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	5,610,000	5,185,323

	Principal Amount	Value
Diversified Banks–(continued)

Lloyds Banking Group PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds,
7.50%(d)	$201,000	$ 190,906
7.50%(d)	7,810,000	7,360,925
Unsec. Notes, 4.65%, 03/24/2026	500,000	470,122
Multibank, Inc.(Panama), Sr. Unsec. Notes, 4.38%, 11/09/2022(b)	200,000	192,252
Nordea Bank AB(Finland), Jr. Unsec. Sub. Notes, 5.50%(b)(d)	3,909,000	3,855,251
QNB Finance Ltd.(Qatar), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.13%, 09/07/2021(b)	340,000	322,987
Royal Bank of Canada(Canada), Sr. Unsec. Notes, 3.70%, 10/05/2023	500,000	498,310
Royal Bank of Scotland Group PLC (The) (United Kingdom), Jr. Unsec. Sub. Bonds, 7.50%(d)	425,000	421,813
Jr. Unsec. Sub. Notes, 8.63%(d)	200,000	206,500
Sr. Unsec. Notes, 3.50%, 05/15/2023(d)	11,594,000	11,057,613
Societe Generale S.A. (France), Jr. Unsec. Sub. Notes,
7.38%(b)(d)	2,988,000	2,950,650
6.75%(b)(d)	12,130,000	10,462,368
7.38%(b)(d)	10,100,000	9,567,225
REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(d)	202,000	199,475
Standard Chartered PLC (United Kingdom), Jr. Unsec. Sub. Notes, 7.75%(b)(d)	5,720,000	5,677,100
REGS, Jr. Unsec. Sub. Euro Bonds, 7.50%(b)(d)	200,000	200,750
Sr. Unsec. Floating Rate Notes, 3.56% (3 mo. USD LIBOR + 1.15%), 01/20/2023(b)(d)	4,086,000	4,063,678
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	3,242,000	3,020,195
UBS AG(Switzerland), Sr. Unsec. MediumTerm Global Bonds, 4.88%, 08/04/2020	5,237,000	5,367,646
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	8,225,000	8,430,950
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	4,215,000	4,007,265
Westpac Banking Corp.(Australia), Jr. Unsec. Sub. Global Bonds, 5.00%(d)	7,615,000	6,451,159
		407,063,695

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Diversified Capital Markets–0.58%

Credit Suisse Group AG (Switzerland), Jr. Unsec. Notes, 7.25%(b)(d)	$7,115,000	$ 6,777,037
Jr. Unsec. Sub. Bonds, 7.50%(b)(d)	6,530,000	6,440,213
Jr. Unsec. Sub. Notes, 7.50%(b)(d)	305,000	311,229
REGS, Jr. Unsec. Sub. Euro Bonds, 7.13%(b)(d)	201,000	203,261
Sr. Unsec. Notes, 3.87%, 01/12/2029(b)(d)	2,751,000	2,541,643
Credit Suisse Group Funding (Guernsey) Ltd.Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	725,000	688,428
Macquarie Bank Ltd.(Australia), Jr. Unsec. Sub. Notes, 6.13%(b)(d)	6,470,000	5,636,988
		22,598,799

Diversified Chemicals–0.82%

Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	75,000	76,031
CNAC (HK) Finbridge Co. Ltd.(China), REGS, Sr. Unsec. Gtd. Euro Bonds, 3.00%, 07/19/2020(b)	300,000	295,442
Dow Chemical Co. (The), Sr. Unsec. Notes,
4.55%, 11/30/2025(b)	500,000	502,106
4.80%, 11/30/2028(b)	7,062,000	7,094,484
OCP S.A. (Morocco), REGS, Sr. Unsec. Euro Notes, 4.50%, 10/22/2025(b)	700,000	657,502
Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	1,940,000	1,822,221
Office Cherifien desÂ Phosphates REGS, Sr. Unsec. Notes, 6.88%, 04/25/2044(b)	400,000	406,748
SABIC Capital II B.V. (Saudi Arabia), Sr. Unsec. Gtd. Bonds,
4.00%, 10/10/2023(b)	200,000	197,740
4.50%, 10/10/2028(b)	200,000	196,300
Sasol Financing USA LLC (South Africa), Sr. Unsec. Gtd. Global Notes,
5.88%, 03/27/2024	13,274,000	13,278,012
6.50%, 09/27/2028	7,116,000	7,091,151
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	97,000	86,088
		31,703,825

Diversified Metals & Mining–0.06%

Corp. Nacional del Cobre de Chile(Chile), Sr. Unsec. Notes, 3.63%, 08/01/2027(b)	200,000	186,754
Hudbay Minerals, Inc.(Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	448,000	446,880

	Principal Amount	Value
Diversified Metals & Mining–(continued)

Minmetals Bounteous Finance (BVI) Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Bonds,
3.50%, 07/30/2020(b)	$300,000	$ 297,907
3.13%, 07/27/2021(b)	300,000	292,310
MMC Norilsk Nickel OJSC via MMC Finance DAC(Russia), Sr. Unsec. Notes, 6.63%, 10/14/2022(b)	295,000	308,488
Teck Resources Ltd.(Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	603,000	606,015
Vedanta Resources PLC(India), Sr. Unsec. Notes, 6.38%, 07/30/2022(b)	262,000	240,713
		2,379,067

Diversified REITs–0.23%

Trust F/1401 (Mexico), Sr. Unsec. Notes,
5.25%, 12/15/2024(b)	1,300,000	1,252,875
5.25%, 01/30/2026(b)	8,353,000	7,893,585
		9,146,460

Electric Utilities–0.97%

Adani Transmission Ltd.(India), Sr. Sec. First Lien Notes, 4.00%, 08/03/2026(b)	200,000	173,963
CLP Power Hong Kong Financing Ltd.(Hong Kong), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.13%, 05/06/2025(b)	200,000	190,221
Electricite de France S.A. (France), Sr. Unsec. Notes,
4.88%, 09/21/2038(b)	15,117,000	13,713,217
5.00%, 09/21/2048(b)	12,409,000	11,089,066
Eskom Holdings SOC Ltd.(South Africa), Sr. Unsec. Gtd. Notes, 6.35%, 08/10/2028(b)	222,000	210,789
Israel Electric Corp. Ltd. (The)(Israel), REGS, Sr. Sec. Medium-Term Global Notes, 4.25%, 08/14/2028(b)	200,000	187,752
Perusahaan Listrik Negara PT (Indonesia), Sr. Unsec. Notes,
5.45%, 05/21/2028(b)	200,000	199,236
6.25%, 01/25/2049(b)	7,220,000	7,141,403
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057(d)	4,240,000	4,228,120
State Grid Overseas Investment (2016) Ltd.(China), Sr. Unsec. Gtd. Notes, 3.50%, 05/04/2027(b)	200,000	188,923
Trinidad Generation Unlimited(Trinidad), REGS, Sr. Unsec. Euro Notes, 5.25%, 11/04/2027(b)	400,000	377,500
		37,700,190

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Electrical Components & Equipment–0.01%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	$269,000	$ 263,620

Electronic Equipment & Instruments–0.01%

Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	266,000	248,213

Electronic Manufacturing Services–0.06%

Jabil, Inc., Sr. Unsec. Global Notes, 3.95%, 01/12/2028	2,675,000	2,419,805

Environmental & Facilities Services–0.03%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	84,000	82,950
Core & Main L.P., Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	220,000	201,850
Hulk Finance Corp.(Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	654,000	586,965
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	212,000	195,570
		1,067,335

Fertilizers & Agricultural Chemicals–0.01%

OCI N.V.(Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	211,000	214,956

Financial Exchanges & Data–0.02%

Moody’s Corp., Sr. Unsec. Global Notes, 4.88%, 02/15/2024	700,000	724,941
MSCI, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	175,000	176,312
		901,253

Food Distributors–0.01%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	365,000	363,631

Food Retail–0.01%

Albertsons Cos. LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	513,000	496,969

Gas Utilities–0.04%

AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes,
5.63%, 05/20/2024	124,000	118,420
5.88%, 08/20/2026	298,000	279,375
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	221,000	189,508
Sr. Unsec. Gtd. Global Notes, 6.75%, 06/15/2023	81,000	68,445

	Principal Amount	Value
Gas Utilities–(continued)

Infraestructura Energética Nova, S.A.B. de C.V.(Mexico), Sr. Unsec. Notes, 3.75%, 01/14/2028(b)	$200,000	$ 171,620
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	631,000	601,027
		1,428,395

General Merchandise Stores–0.01%
Dollar Tree, Inc., Sr. Unsec. Global Notes,
3.70%, 05/15/2023	250,000	243,767
4.00%, 05/15/2025	250,000	237,442
		481,209

Health Care Distributors–0.08%

AmerisourceBergen Corp., Sr. Unsec. Global Notes, 4.30%, 12/15/2047	3,628,000	3,040,586

Health Care Equipment–0.30%

Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	472,000	462,560
Teleflex Inc., Sr. Unsec. Gtd. Global Notes,
4.88%, 06/01/2026	39,000	37,965
4.63%, 11/15/2027	3,130,000	2,953,937
Zimmer Biomet Holdings, Inc., Sr. Unsec. Global Floating Rate Notes, 3.09% (3 mo. USD LIBOR + 0.75%), 03/19/2021(d)	8,322,000	8,297,183
		11,751,645

Health Care Facilities–0.10%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	63,000	62,055
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	475,000	473,219
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	130,000	134,550
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 02/15/2020	675,000	695,250
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	1,242,000	1,257,525
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/2025	130,000	131,137
5.88%, 02/15/2026	444,000	458,430
5.38%, 09/01/2026	123,000	122,078

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Health Care Facilities–(continued)

Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	$23,000	$ 23,891
Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	180,000	184,050
Sr. Unsec. Global Notes,
8.13%, 04/01/2022	390,000	405,600
6.75%, 06/15/2023	117,000	115,976
		4,063,761

Health Care REITs–0.61%

HCP, Inc., Sr. Unsec. Global Notes,
4.00%, 12/01/2022	9,288,000	9,203,344
4.25%, 11/15/2023	5,830,000	5,805,107
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	815,000	776,288
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	3,666,000	3,517,158
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,550,000	2,700,773
Welltower Inc., Sr. Unsec. Notes, 5.25%, 01/15/2022	1,626,000	1,688,550
		23,691,220

Health Care Services–1.28%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	138,000	132,480
CVS Health Corp., Sr. Unsec. Global Notes, 4.10%, 03/25/2025	920,000	907,392
DaVita, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	111,000	104,756
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, , 05/15/2022(b)(e)	184,000	184,230
Halfmoon Parent, Inc., Sr. Sec. Floating Rate Notes, 3.33% (3 mo. USD LIBOR + 0.89%), 07/15/2023(b)(d)	14,543,000	14,425,005
Sr. Sec. Notes,
3.40%, 09/17/2021(b)	8,569,000	8,501,202
3.75%, 07/15/2023(b)	12,587,000	12,430,936
4.13%, 11/15/2025(b)	900,000	890,280
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 06/15/2047	11,065,000	10,677,725
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	414,000	385,020
MEDNAX, Inc., Sr. Unsec. Gtd. Notes,
5.25%, 12/01/2023(b)	253,000	250,470
6.25%, 01/15/2027(b)	534,000	533,332

	Principal Amount	Value
Health Care Services–(continued)

Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes,
8.88%, 04/15/2021(b)	$253,000	$ 258,060
6.75%, 07/01/2025(b)	81,000	75,431
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	160,000	132,800
		49,889,119

Highways & Railtracks–0.00%

Autopistas del Sol S.A.(Costa Rica), Sr. Sec. Notes, 7.38%, 12/30/2030(b)	193,022	182,408

Home Improvement Retail–0.01%

Hillman Group, Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	265,000	227,900

Homebuilding–0.46%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	157,000	153,860
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes,
8.75%, 03/15/2022	145,000	147,654
6.75%, 03/15/2025	566,000	500,202
5.88%, 10/15/2027	31,000	25,575
KB Home, Sr. Unsec. Gtd. Notes,
8.00%, 03/15/2020	148,000	154,845
7.50%, 09/15/2022	145,000	151,525
Lennar Corp., Sr. Unsec. Gtd. Global Notes,
8.38%, 01/15/2021	40,000	43,250
5.38%, 10/01/2022	157,000	158,374
4.75%, 11/15/2022	310,000	308,961
5.25%, 06/01/2026	582,000	559,447
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	19,236,000	15,028,125
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes,
7.15%, 04/15/2020	55,000	56,805
6.00%, 06/01/2025	83,000	80,925
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	175,000	164,938
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	463,000	455,476
		17,989,962

Hotel & Resort REITs–0.13%

Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	2,775,000	2,705,221

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Hotel & Resort REITs–(continued)

Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	$2,280,000	$ 2,257,680
		4,962,901

Hotels, Resorts & Cruise Lines–0.26%

Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	290,000	300,980
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 3.70%, 03/15/2028	10,824,000	9,847,088
		10,148,068

Household Products–0.74%

Controladora Mabe S.A. de C.V.(Mexico), Sr. Unsec. Gtd. Notes, 5.60%, 10/23/2028(b)	15,490,000	14,425,063
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	13,120,749	13,120,749
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	42,000	41,055
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	893,000	892,442
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	305,000	290,131
		28,769,440

Housewares & Specialties–0.02%

Newell Brands Inc., Sr. Unsec. Global Notes, 4.20%, 04/01/2026	925,000	882,354

Hypermarkets & Super Centers–0.00%

Cencosud S.A.(Chile), REGS, Sr. Unsec. Gtd. Euro Notes, 4.38%, 07/17/2027(b)	200,000	172,750

Independent Power Producers & Energy Traders–0.06%

AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	912,000	923,400
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	143,000	135,850
Colbun S.A.(Chile), Sr. Unsec. Notes, 3.95%, 10/11/2027(b)	200,000	182,710
Emirates SembCorp Water & Power Co. PJSC(United Arab Emirates), Sr. Sec. Notes, 4.45%, 08/01/2035(b)	200,000	189,200
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes,
6.25%, 05/01/2024	590,000	605,488
6.63%, 01/15/2027	62,000	63,390
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	100,000	104,000
		2,204,038

	Principal Amount	Value
Industrial Conglomerates–0.10%

Alfa, S.A.B. de C.V.(Mexico), Sr. Unsec. Notes, 6.88%, 03/25/2044(b)	$3,983,000	$ 3,798,786
CITIC Ltd.(China), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.13%, 02/28/2022(b)	200,000	194,276
		3,993,062

Industrial Machinery–0.03%

Altra Industrial Motion Corp., Sr. Unsec. Gtd. Notes, 6.13%, 10/01/2026(b)	126,000	124,740
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	491,000	487,317
EnPro Industries, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 10/15/2026(b)	205,000	201,412
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	279,000	269,793
Mueller Water Products Inc., Sr. Unsec. Notes, 5.50%, 06/15/2026(b)	85,000	84,363
		1,167,625

Integrated Oil & Gas–0.73%

Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes,
7.63%, 07/23/2019	5,000,000	5,131,500
5.88%, 05/28/2045	100,000	91,800
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes,
5.75%, 02/01/2029	733,000	672,894
7.25%, 03/17/2044	170,000	164,751
Petróleos del Perú S.A.(Peru), Sr. Unsec. Notes, 4.75%, 06/19/2032(b)	375,000	350,625
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes,
5.38%, 03/13/2022	150,000	147,210
6.50%, 03/13/2027	4,374,000	4,102,812
Sr. Unsec. Gtd. Notes, 6.50%, 01/23/2029(b)	17,356,000	16,013,513
Petróleos MexicanosSr. Unsec. Notes, 6.35%, 02/12/2048(b)	1,925,000	1,545,583
Petroleum Co. of Trinidad and Tobago Ltd.(Trinidad), REGS, Sr. Unsec. Euro Notes, 9.75%, 08/14/2019(b)	200,000	194,750
		28,415,438

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services–1.53%

AT&T Inc., Sr. Unsec. Global Notes,
3.40%, 05/15/2025	$4,505,000	$ 4,199,403
5.25%, 03/01/2037	5,825,000	5,561,232
4.75%, 05/15/2046	5,080,000	4,398,668
5.70%, 03/01/2057	5,620,000	5,390,037
Sr. Unsec. Notes,
4.45%, 04/01/2024	200,000	201,248
5.15%, 02/15/2050(b)(f)	42,811,000	38,573,932
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	92,000	81,132
Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	31,000	27,590
Frontier Communications Corp., Sr. Unsec. Global Notes,
10.50%, 09/15/2022	31,000	24,955
11.00%, 09/15/2025	618,000	438,780
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes,
6.38%, 11/15/2033	34,000	30,430
7.20%, 07/18/2036	109,000	104,204
Verizon Communications Inc., Sr. Unsec. Global Bonds, 5.25%, 03/16/2037	350,000	360,825
		59,392,436

Interactive Media & Services–0.72%

Tencent Holdings Ltd. (China), Sr. Unsec. Notes,
3.38%, 05/02/2019(b)	5,779,000	5,781,643
2.99%, 01/19/2023(b)	5,274,000	5,079,800
3.60%, 01/19/2028(b)	10,937,000	10,117,215
3.93%, 01/19/2038(b)	7,975,000	6,972,113
		27,950,771

Internet & Direct Marketing Retail–0.54%

Alibaba Group Holding Ltd. (China), Sr. Unsec. Global Notes,
3.60%, 11/28/2024	200,000	193,770
4.20%, 12/06/2047	5,425,000	4,712,324
4.40%, 12/06/2057	5,440,000	4,726,451
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes,
4.45%, 02/15/2025	380,000	359,620
5.45%, 08/15/2034	12,403,000	11,062,026
		21,054,191

Internet Services & Infrastructure–0.01%

Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	314,000	266,900

Investment Banking & Brokerage–1.69%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	1,896,000	1,998,405

	Principal Amount	Value
Investment Banking & Brokerage–(continued)

E*TRADE Financial Corp., Series B, Jr. Unsec. Sub. Global Notes, 5.30%(c)(d)	$5,640,000	$ 5,273,400
Goldman Sachs Group, Inc. (The), Series P, Jr. Unsec. Sub. Notes, 5.00%(c)(d)	7,805,000	6,907,425
Sr. Unsec. Global Notes, 3.75%, 05/22/2025	6,161,000	5,890,389
Sr. Unsec. Notes, 3.27%, 09/29/2025(d)	9,570,000	8,931,985
Jefferies Group LLC/Jefferies Group Capital Finance Inc., Sr. Unsec. Global Notes, 4.15%, 01/23/2030	7,571,000	6,580,402
Lehman Brothers Holdings Inc., Sr. Unsec. Medium-Term Notes, 5.63%, 12/31/2049(g)	4,047,000	84,279
Morgan Stanley, Series G, Unsec. Sub. Medium-Term Notes, 4.35%, 09/08/2026	5,285,000	5,137,417
Sr. Unsec. Global Notes, 3.59%, 07/22/2028(d)	14,137,000	13,185,092
Sr. Unsec. Medium-Term Global Notes, 5.50%, 07/28/2021	4,875,000	5,088,224
Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	6,843,000	6,535,221
		65,612,239

Leisure Facilities–0.01%

Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	380,000	364,800

Life & Health Insurance–1.81%

American Equity Investment Life Holding Co., Sr. Unsec. Global Notes, 5.00%, 06/15/2027	7,395,000	7,231,567
Athene Holding Ltd., Sr. Unsec. Notes, 4.13%, 01/12/2028	17,225,000	15,723,170
Dai-ichi Life Insurance Co., Ltd. (The)(Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)(d)	3,335,000	3,089,044
Global Atlantic Financial Group Ltd., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	50,000	54,955
Hanwha Life Insurance Co., Ltd.(South Korea), Unsec. Sub. Notes, 4.70%, 04/23/ 2048(b)(d)	13,225,000	12,580,889
MetLife, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)(d)	8,176,000	8,163,736
Series D, Jr. Unsec. Sub. Global Notes, 5.88%(c)(d)	11,760,000	11,524,800
Pacific Life Insurance Co., Unsec. Sub. Notes, 4.30%, 10/24/2067(b)(d)	6,815,000	5,947,489

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Life & Health Insurance–(continued)

Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 5.63%, 06/15/2043(d)	$6,079,000	$ 6,109,395
		70,425,045

Life Sciences Tools & Services–0.00%

Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(b)	96,000	96,240

Managed Health Care–0.03%

Centene Corp., Sr. Unsec. Notes, 5.38%, 06/01/2026(b)	582,000	587,093
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	120,000	113,850
WellCare Health Plans, Inc., Sr. Unsec. Notes,
5.25%, 04/01/2025	265,000	263,675
5.38%, 08/15/2026(b)	173,000	172,166
		1,136,784

Marine–0.01%

DP World Ltd.(United Arab Emirates), Sr. Unsec. Notes, 4.85%, 09/26/2028(b)	200,000	194,518
Hidrovias International Finance S.a.r.l.(Brazil), Sr. Unsec. Gtd. Notes, 5.95%, 01/24/2025(b)	200,000	181,490
		376,008

Marine Ports & Services–0.21%

DP World Ltd. (United Arab Emirates), REGS, Sr. Unsec. Medium-Term Euro Notes, 6.85%, 07/02/2037(b)	200,000	219,145
Sr. Unsec. Bonds, 5.63%, 09/25/2048(b)	8,527,000	7,870,421
		8,089,566

Metal & Glass Containers–0.03%

Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.(Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	200,000	186,750
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	405,000	412,088
Berry Global, Inc., Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	60,000	60,900
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	87,000	87,326
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(b)	280,000	264,600
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	80,000	75,000
		1,086,664

	Principal Amount	Value
Movies & Entertainment–0.02%

21st Century Fox America, Inc., Sr. Unsec. Gtd. Global Notes, 6.55%, 03/15/2033	$180,000	$ 224,374
Globo Comunicação e Participações S.A.(Brazil), Sr. Unsec. Notes, 5.13%, 03/31/2027(b)	267,000	246,644
Warner Media, LLC, Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	245,000	230,588
		701,606

Multi-line Insurance–0.54%

AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(b)	5,914,000	5,719,543
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	590,000	546,797
Fairfax Financial Holdings Ltd.(Canada), Sr. Unsec. Notes, 4.85%, 04/17/2028(b)	7,920,000	7,630,843
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	1,975,000	1,885,758
XLIT Ltd.(Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	5,097,000	5,204,693
		20,987,634

Multi-Utilities–0.67%

Abu Dhabi National Energy Co. PJSC(United Arab Emirates), Sr. Unsec. Notes, 4.88%, 04/23/2030(b)	200,000	197,920
CenterPoint Energy, Inc., Series A, Jr. Unsec. Sub. Notes, 6.13%(c)(d)	23,077,000	23,163,539
Sr. Unsec. Global Notes, 3.85%, 02/01/2024	2,417,000	2,416,531
Korea East-West Power Co. Ltd.(South Korea), Sr. Unsec. Notes, 3.88%, 07/19/2023(b)	200,000	200,523
Sempra Energy, Sr. Unsec. Global Notes, 2.90%, 02/01/2023	140,000	133,807
		26,112,320

Office REITs–0.19%

Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	2,805,000	2,690,012
Hudson Pacific Properties, L.P., Sr. Unsec. Gtd. Notes, 3.95%, 11/01/2027	4,677,000	4,341,064
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	330,000	315,401
		7,346,477

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Office Services & Supplies–0.23%

Pitney Bowes Inc., Sr. Unsec. Global Notes,
3.88%, 10/01/2021	$8,285,000	$ 7,963,956
4.95%, 04/01/2023	1,205,000	1,117,638
		9,081,594

Oil & Gas Drilling–0.03%

Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	134,000	80,400
Ensco PLC, Sr. Unsec. Global Notes,
4.50%, 10/01/2024	20,000	14,788
7.75%, 02/01/2026	431,000	357,191
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	256,000	224,960
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes,
6.50%, 12/15/2021	43,939	43,280
7.75%, 12/15/2023	19,000	18,905
5.25%, 11/15/2024	443,000	395,466
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	269,000	217,890
Vantage Drilling International, Sr. Sec. Gtd. First Lien Global Notes, 7.50%, 11/01/ 2019(g)(h)	356,000	0
Sr. Sec. Second Lien Notes, 10.00%, 12/31/2020(b)	9,000	9,000
		1,361,880

Oil & Gas Equipment & Services–0.01%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	85,000	83,300
SESI LLC, Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	223,000	211,293
		294,593

Oil & Gas Exploration & Production–1.51%

Ascent Resources Utica Holdings, LLC/ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	202,000	214,625
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	104,000	79,560
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	550,000	533,500
CNOOC Curtis Funding No.1 Pty Ltd.(China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 10/03/2023(b)	200,000	202,971

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)

CNOOC Finance (2015) U.S.A. LLC(China), Sr. Unsec. Gtd. Global Notes, 3.50%, 05/05/2025	$400,000	$ 382,746
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	11,782,000	11,536,551
Continental Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/2022	22,972,000	22,998,190
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	80,000	61,624
Dolphin Energy Ltd. LLC(United Arab Emirates), REGS, Sr. Sec. Euro Bonds, 5.50%, 12/15/2021(b)	600,000	626,415
Enterprise Products Operating LLC, Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077(d)	13,309,000	11,680,538
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	152,000	133,000
GeoPark Ltd.(Colombia), Sr. Sec. First Lien Notes, 6.50%, 09/21/2024(b)	200,000	190,750
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes,
6.63%, 05/01/2023	35,000	34,213
6.00%, 10/15/2024	544,000	500,480
Harvest Operations Corp.(South Korea), Sr. Unsec. Gtd. Notes, 4.20%, 06/01/2023(b)	200,000	203,205
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	424,000	403,860
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	389,000	398,725
NGPL PipeCo. LLC, Sr. Unsec. Notes, 7.77%, 12/15/2037(b)	2,153,000	2,486,715
Oasis Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	504,000	498,330
Parsley Energy, LLC/Parsley Finance Corp., Sr. Unsc. Gtd. Notes, 5.63%, 10/15/2027(b)	177,000	169,035
Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	413,000	413,000
Pertamina Persero PT(Indonesia), REGS, Sr. Unsec. MediumTerm Euro Notes, 4.30%, 05/20/2023(b)	200,000	195,608
QEP Resources, Inc., Sr. Unsec. Global Notes,
5.25%, 05/01/2023	79,000	75,643
5.63%, 03/01/2026	77,000	70,648
Sr. Unsec. Notes, 6.88%, 03/01/2021	355,000	373,638

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)

Range Resources Corp., Sr. Unsec. Gtd. Global Notes,
5.88%, 07/01/2022	$157,000	$ 155,626
4.88%, 05/15/2025	531,000	484,537
Sinopec Group Overseas Development 2015 Ltd.(China), REGS, Sr. Unsec. Gtd. Euro Notes, 2.50%, 04/28/2020(b)	300,000	295,684
SM Energy Co., Sr. Unsec. Global Notes,
6.13%, 11/15/2022	374,000	370,260
6.63%, 01/15/2027	54,000	51,840
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes,
7.50%, 04/01/2026	217,000	219,713
7.75%, 10/01/2027	502,000	510,132
Tengizchevroil Finance Co. International Ltd.(Kazakhstan), REGS, Sr. Sec. Gtd. Euro Bonds, 4.00%, 08/15/2026(b)	200,000	182,879
Tullow Oil PLC(Ghana), Sr. Unsec. Notes, 7.00%, 03/01/2025(b)	205,000	187,831
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	632,000	624,163
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	561,000	549,780
WPX Energy, Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	514,000	490,870
		58,586,885

Oil & Gas Refining & Marketing–0.03%

Empresa Nacional del Petroleo(Chile), Sr. Unsec. Notes, 5.25%, 11/06/2029(b)	233,000	231,718
Parkland Fuel Corp.(Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	240,000	233,400
Puma International Financing S.A.(Singapore), Sr. Unsec. Gtd. Notes, 5.00%, 01/24/2026(b)	200,000	160,091
Reliance Industries Ltd.(India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(b)	250,000	242,381
Sunoco L.P. /Sunoco Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 01/15/2023	229,000	223,847
		1,091,437

Oil & Gas Storage & Transportation–6.42%

Abu Dhabi Crude Oil Pipeline LLC(United Arab Emirates), Sr. Sec. Notes, 3.65%, 11/02/2029(b)	8,059,000	7,454,575
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	249,000	247,755

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)

Buckeye Partners, L.P., Sr. Unsec. Global Notes, 5.60%, 10/15/2044	$11,859,000	$ 10,472,597
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	213,000	220,189
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(c)(d)	41,750,000	36,818,281
Series B, Jr. Unsec. Sub. Global Notes, 6.63%(c)(d)	16,596,000	14,635,598
Sr. Unsec. Gtd. Notes, 4.75%, 01/15/2026	815,000	790,101
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes,
3.50%, 02/01/2022	4,749,000	4,718,211
4.15%, 10/16/2028	16,409,000	16,047,169
4.80%, 02/01/2049	6,542,000	6,219,672
EQT Midstream Partners L.P., Sr. Unsec. Global Notes, 4.75%, 07/15/2023	3,857,000	3,831,602
Sr. Unsec. Notes, 4.00%, 08/01/2024	840,000	801,309
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	158,000	156,815
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 2.65%, 02/01/2019	5,658,000	5,648,117
Kinder Morgan, Inc., Sr. Unsec. Gtd. MediumTerm Global Notes, 7.75%, 01/15/2032	7,887,000	9,379,734
Sr. Unsec. Gtd. Medium-Term Global Notes, 7.80%, 08/01/2031	2,350,000	2,813,771
MPLX L.P., Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	560,000	562,876
Sr. Unsec. Global Notes,
5.50%, 02/15/2023	41,055,000	41,818,848
4.80%, 02/15/2029	6,447,000	6,356,679
5.50%, 02/15/2049	13,371,000	12,821,500
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	4,033,000	3,866,639
Sr. Unsec. Notes, 4.38%, 08/15/2022(b)	2,435,000	2,407,606
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)(d)	32,643,000	29,460,308
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	185,000	174,825

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)

Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds,
5.25%, 05/01/2023	$9,533,000	$ 9,533,000
5.13%, 02/01/2025	592,000	574,240
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	407,000	407,000
Western Gas Partners, L.P., Sr. Unsec. Notes, 5.30%, 03/01/2048	6,656,000	5,721,585
Williams Cos., Inc. (The), Sr. Unsec. Global Notes, 4.55%, 06/24/2024	574,000	575,393
Sr. Unsec. Notes,
4.13%, 11/15/2020	14,899,000	14,954,965
7.88%, 09/01/2021	109,000	119,004
		249,609,964

Other Diversified Financial Services–0.22%

Arab Petroleum Investments Corp.(Supranational), Sr. Unsec. Notes, 4.13%, 09/18/2023(b)	200,000	199,878
Corp. Financiera de Desarrollo S.A.(Peru), Sr. Unsec. Bonds, 3.25%, 07/15/2019(b)	200,000	200,060
Fondo MIVIVIENDA S.A.(Peru), REGS, Sr. Unsec. Euro Notes, 3.50%, 01/31/2023(b)	300,000	286,500
Huarong Finance II Co., Ltd.(China), Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.88%(d)	200,000	180,500
Intertrust Group B.V.(Netherlands), Sr. Unsec. Bonds, 3.38%, 11/15/2025(b)	150,000	168,652
KazAgro National Management Holding JSC(Kazakhstan), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.63%, 05/24/2023(b)	200,000	192,035
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	183,000	185,287
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	175,000	166,250
Peru Enhanced Pass-Through Finance Ltd.(Peru), REGS, Class A-2, Sr. Sec. First Lien Pass Through Euro Ctfs.,, 0.00%, 06/02/2025(b)(i)	300,000	264,000
SPARC EM SPC Panama Metro Line 2 S.P.(Cayman Islands), Sr. Sec. Notes, 0.00%, 12/05/2022(b)(i)	3,254,000	2,957,105
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec. Notes, 6.75%, 06/01/2025(b)	267,000	252,982

	Principal Amount	Value
Other Diversified Financial Services–(continued)

VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	$3,331,000	$ 3,380,299
		8,433,548

Packaged Foods & Meats–0.58%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	332,000	315,018
Conagra Brands Inc., Sr. Unsec. Notes,
4.60%, 11/01/2025	3,140,000	3,126,703
5.30%, 11/01/2038	7,837,000	7,559,422
5.40%, 11/01/2048	4,747,000	4,527,746
JBS Investments GmbH, Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	500,000	503,675
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 4.38%, 06/01/2046	400,000	326,421
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	494,000	478,563
Minerva Luxembourg S.A.(Brazil), Sr. Unsec. Gtd. Notes, 5.88%, 01/19/2028(b)	6,534,000	5,591,470

TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	249,000	247,133
		22,676,151

Paper Packaging–0.03%

International Paper Co., Sr. Unsec. Global Notes, 5.00%, 09/15/2035	700,000	681,753

Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	449,000	406,345
		1,088,098

Paper Products–0.16%

Celulosa Arauco y Constitución S.A.(Chile), Sr. Unsec. Global Notes, 4.50%, 08/01/2024	200,000	196,820
Mercer International Inc. (Canada), Sr. Unsec. Global Notes,
7.75%, 12/01/2022	26,000	26,975
6.50%, 02/01/2024	277,000	277,000
5.50%, 01/15/2026	98,000	89,670
Schweitzer-Mauduit International, Inc., Sr. Unsec. Notes, 6.88%, 10/01/2026(b)	292,000	287,620

Suzano Austria GmbH(Brazil), Sr. Unsec. Gtd. Notes, 7.00%, 03/16/2047(b)	5,192,000	5,288,052
		6,166,137

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Personal Products–0.22%

Natura Cosmeticos S.A.(Brazil), Sr. Unsec. Notes, 5.38%, 02/01/2023(b)	$8,721,000	$ 8,579,371

Pharmaceuticals–0.84%

Bausch Health Cos. Inc., REGS, Sr. Sec. Gtd. First Lien Euro Notes, 7.00%, 03/15/2024(b)	150,000	157,313
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	129,000	127,226
Sr. Unsec. Gtd. Notes,
5.88%, 05/15/2023(b)	33,000	32,175
6.13%, 04/15/2025(b)	175,000	164,710
Bayer US Finance II LLC (Germany), Sr. Unsec. Gtd. Floating Rate Notes, 3.34% (3 mo. USD LIBOR + 1.01%), 12/15/2023(b)(d)	16,160,000	15,671,280
Sr. Unsec. Gtd. Notes, 3.88%, 12/15/2023(b)	8,724,000	8,530,423
Elanco Animal Health Inc., Sr. Unsec. Notes, 3.91%, 08/27/2021(b)	7,201,000	7,201,098
Endo Dac/Endo Finance LLC/Endo Finco, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	167,028
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 08/15/2026(b)	238,000	240,083
Teva Pharmaceutical Finance IV, B.V.(Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	265,000	253,274
		32,544,610

Property & Casualty Insurance–0.11%

Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	3,105,000	2,947,916
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	1,320,000	1,481,700
		4,429,616

Publishing–0.19%

Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(b)	7,287,000	7,469,175

Railroads–0.30%

Autoridad del Canal de Panamá(Panama), REGS, Sr. Unsec. Euro Bonds, 4.95%, 07/29/2035(b)	300,000	306,003
CSX Corp., Sr. Unsec. Global Notes, 4.65%, 03/01/2068	12,273,000	11,119,037
Kenan Advantage Group, Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	202,000	196,950
		11,621,990

	Principal Amount	Value
Regional Banks–0.28%

Banco Internacional del Peru SAA Interbank(Peru), REGS, Sr. Unsec. MediumTerm Euro Notes, 3.38%, 01/18/2023(b)	$150,000	$ 142,500
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/01/2023	536,000	538,680
Unsec. Sub. Global Notes, 6.13%, 03/09/2028	60,000	61,800
Huntington Bancshares, Inc., Seriess E, Jr. Unsec. Sub. Global Notes, 5.70%(c)(d)	4,930,000	4,705,069
Synovus Financial Corp., Sr. Unsec. Global Notes, 3.13%, 11/01/2022	5,595,000	5,280,281
		10,728,330

Reinsurance–0.01%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	310,000	319,212

Research & Consulting Services–0.00%

IHS Markit Ltd., Sr. Unsec. Gtd. Notes, 5.00%, 11/01/2022(b)	174,000	178,019

Residential REITs–0.05%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	2,135,000	2,117,805

Restaurants–0.87%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	14,107,000	13,331,115
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	8,727,000	8,705,183
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	109,000	108,751
Darden Restaurants, Inc., Sr. Unsec. Global Notes, 4.55%, 02/15/2048	3,188,000	2,867,424
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	9,611,000	8,890,175
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	84,000	78,942
		33,981,590

Security & Alarm Services–0.00%

Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	223,000	205,718

Semiconductors–1.42%

Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	4,975,000	4,791,041

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Semiconductors–(continued)

Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes,
3.00%, 01/15/2022	$18,410,000	$ 17,724,112
3.50%, 01/15/2028	16,035,000	13,930,562
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	437,000	440,824
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes,
3.88%, 09/01/2022(b)	13,736,000	13,341,090
4.63%, 06/01/2023(b)	5,217,000	5,128,937
		55,356,566

Soft Drinks–0.34%

Keurig Dr Pepper Inc., Sr. Unsec. Gtd. Notes,
3.55%, 05/25/2021(b)	9,165,000	9,087,243
4.06%, 05/25/2023(b)	4,232,000	4,177,407
		13,264,650

Sovereign Debt–1.57%

Abu Dhabi Government International Bond(United Arab Emirates), REGS, Sr. Unsec. Euro Notes, 4.13%, 10/11/2047(b)	200,000	185,763
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds,
6.25%, 04/22/2019	300,000	303,150
6.88%, 01/26/2027	3,483,000	2,816,476
Sr. Unsec. Global Notes, 4.63%, 01/11/2023	243,000	203,543
Bahamas Government International Bond(Bahamas), Sr. Unsec. Notes, 6.00%, 11/21/2028(b)	427,000	436,607
Banque Ouest Africaine de Développement(Supranational), Sr. Unsec. Notes, 5.00%, 07/27/2027(b)	200,000	188,800
Bermuda Government International Bond(Bermuda), REGS, Sr. Unsec. Euro Notes, 3.72%, 01/25/2027(b)	200,000	190,642
Colombia Government International Bond(Colombia), Sr. Unsec. Global Notes, 3.88%, 04/25/2027	300,000	284,328
Dominican Republic International Bond(Dominican Repubic), Sr. Unsec. Bonds, 5.50%, 01/27/2025(b)	455,000	445,445
Indonesia Government International Bond(Indonesia), Sr. Unsec. Notes, 5.25%, 01/08/2047(b)	200,000	193,337

	Principal Amount	Value
Sovereign Debt–(continued)

Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes,
6.75%, 04/28/2028	$303,000	$ 322,922
8.00%, 03/15/2039	200,000	228,450
7.88%, 07/28/2045	4,332,000	4,905,983
Korea Hydro & Nuclear Power Co., Ltd. (South Korea), REGS, Sr. Unsec. MediumTerm Euro Notes, 3.00%, 09/19/2022(b)	200,000	195,208
Sr. Unsec. Notes, 3.75%, 07/25/2023(b)	200,000	199,626
KSA Sukuk Ltd.(Saudi Arabia), Sr. Unsec. Notes, 3.63%, 04/20/2027(b)	200,000	191,523
Latvia Government International Bond(Latvia), REGS, Sr. Unsec. Euro Notes, 2.75%, 01/12/2020(b)	200,000	198,776
Oman Government International Bond (Oman), REGS, Sr. Unsec. Euro Notes, 6.75%, 01/17/2048(b)	300,000	262,687
Sr. Unsec. Notes, 4.13%, 01/17/2023(b)	9,487,000	8,987,130
Oman Sovereign Sukuk SAOCSr. Unsec. Notes, 5.93%, 10/31/2025(b)	300,000	297,713
Papua New Guinea Government International Bond(Papua New Guinea), Sr. Unsec. Notes, 8.38%, 10/04/2028(b)	200,000	198,500
Philippine Government International Bond(Philippines), Sr. Unsec. Global Bonds, 3.95%, 01/20/2040	200,000	189,122
Provincia de Buenos Aires(Argentina), REGS, Sr. Unsec. Euro Notes, 5.75%, 06/15/2019(b)	500,000	499,375
Qatar Government International Bond (Qatar), Sr. Unsec. Notes,
4.50%, 04/23/2028(b)	200,000	204,390
5.10%, 04/23/2048(b)	230,000	233,769
Republic of Poland Government International Bond(Poland), Sr. Unsec. Global Notes, 4.00%, 01/22/2024	150,000	151,988
Russian Foreign Bond (Russia), Sr. Unsec. Bonds,
4.38%, 03/21/2029(b)	200,000	186,906
5.25%, 06/23/2047(b)	200,000	183,064
Saudi Government International Bond(Saudi Arabia), Sr. Unsec. Notes, 2.88%, 03/04/2023(b)	280,000	268,048

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Sovereign Debt–(continued)

Slovenia Government International Bond(Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	$300,000	$ 321,405
Trinidad & Tobago Government International Bond(Trinidad), Sr. Unsec. Notes, 4.50%, 08/04/2026(b)	200,000	185,900
Turkey Government International Bond(Turkey), Sr. Unsec. Notes, 7.25%, 12/23/2023	37,310,000	37,110,765
Ukraine Government International Bond(Ukraine), Sr. Unsec. Notes, 8.99%, 02/01/2024(b)	200,000	189,153
		60,960,494

Specialized Consumer Services–0.01%

ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	259,000	249,935
Sr. Unsec. Notes, 7.45%, 08/15/2027	191,000	197,685
		447,620

Specialized Finance–1.97%

AerCap Global Aviation Trust(Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)(d)	41,843,000	40,169,280
Air Lease Corp., Sr. Unsec. Global Notes,
3.38%, 06/01/2021	3,965,000	3,897,801
3.00%, 09/15/2023	8,891,000	8,350,337
Aircastle Ltd., Sr. Unsec. Global Notes, 7.63%, 04/15/2020	55,000	57,599
Sr. Unsec. Notes, 5.00%, 04/01/2023	327,000	329,281
Aviation Capital Group LLC, Sr. Unsec. Floating Rate Notes, 3.19% (3 mo. USD LIBOR + 0.67%), 07/30/2021(b)(d)	5,137,000	5,139,766
Sr. Unsec. Notes,
4.13%, 08/01/2025(b)	7,288,000	6,974,876
3.50%, 11/01/2027(b)	12,925,000	11,541,549
		76,460,489

Specialized REITs–0.49%

American Tower Corp., Sr. Unsec. Notes, 5.05%, 09/01/2020	260,000	265,991
Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	11,031,000	10,250,272
Equinix, Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	981,000	998,167
GLP Capital L.P./GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	156,000	156,167

	Principal Amount	Value
Specialized REITs–(continued)

Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	$142,000	$ 145,373
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	522,000	484,807
Rayonier Am Products, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	585,000	538,200
Regency Centers, L.P., Sr. Unsec. Gtd. Notes, 4.13%, 03/15/2028	6,198,000	6,008,495
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	158,000	154,248
		19,001,720

Specialty Chemicals–0.02%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	180,000	179,325
GCP Applied Technologies, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/15/2026(b)	114,000	109,297
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	258,000	252,840
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	183,000	183,457
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	93,000	96,953
		821,872

Steel–0.11%

ArcelorMittal(Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/2039	230,000	245,210
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	404,000	371,680
POSCO(South Korea), Sr. Unsec. Notes, 4.00%, 08/01/2023(b)	228,000	227,650
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	2,592,000	2,601,720
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	574,000	546,735
Vale Canada Ltd.(Brazil), Sr. Unsec. Global Bonds, 7.20%, 09/15/2032	200,000	219,900
		4,212,895

Systems Software–0.22%

Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	245,000	248,447
VMware, Inc., Sr. Unsec. Global Notes,
2.30%, 08/21/2020	8,147,000	7,933,910
2.95%, 08/21/2022	280,000	265,127
		8,447,484

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Technology Distributors–0.13%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	$5,031,000	$ 4,882,177
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	163,000	159,536
		5,041,713

Technology Hardware, Storage & Peripherals–0.71%

Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	255,000	248,428
Dell International LLC/EMC Corp., Sr. Sec. Gtd. First Lien Notes,
4.42%, 06/15/2021(b)	7,273,000	7,285,058
6.02%, 06/15/2026(b)	5,674,000	5,746,639
8.35%, 07/15/2046(b)	11,927,000	13,165,956
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	1,080,000	1,132,855
		27,578,936

Textiles–0.01%

Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC(China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	501,000	475,324

Thrifts & Mortgage Finance–0.09%

Nationwide Building Society(United Kingdom), Unsec. Sub. Notes, 4.13%, 10/18/2032(b)(d)	3,820,000	3,355,475
ZAR Sovereign Capital Fund Pty. Ltd.(South Africa), Sr. Unsec. Euro Notes, 3.90%, 06/24/2020(b)	200,000	198,368
		3,553,843

Tobacco–0.15%

BAT Capital Corp.(United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.22%, 08/15/2024	6,463,000	5,983,492

Trading Companies & Distributors–0.34%

Air Lease Corp., Sr. Unsec. Global Notes, 3.63%, 12/01/2027	340,000	296,749
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	481,000	452,741
BOC Aviation Ltd.(Singapore), Sr. Unsec. Floating Rate Notes, 3.50% (3 mo. USD LIBOR + 1.13%), 09/26/2023(b)(d)	10,404,000	10,419,450
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	521,000	487,786
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	419,000	444,903

	Principal Amount	Value
Trading Companies & Distributors–(continued)

United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes,
5.50%, 07/15/2025	$130,000	$ 127,075
6.50%, 12/15/2026	130,000	130,813
Sr. Unsec. Gtd. Notes,
5.88%, 09/15/2026	340,000	331,500
5.50%, 05/15/2027	722,000	683,192
		13,374,209

Trucking–0.63%

Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	304,000	272,080
DAE Funding LLC (United Arab Emirates), Sr. Unsec. Gtd. Notes,
4.00%, 08/01/2020(b)	6,449,000	6,352,265
4.50%, 08/01/2022(b)	2,561,000	2,458,560
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes,
3.00%, 07/15/2022(b)	4,567,000	4,404,140
4.13%, 07/15/2023(b)	10,963,000	10,869,623
		24,356,668

Wireless Telecommunication Services–2.82%

Altice France S.A.(France), Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	200,000	192,750
América Móvil, S.A.B. de C.V.(Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	1,115,000	1,270,591
Axiata SPV2 Bhd.(Malaysia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.36%, 03/24/2026(b)	200,000	198,493
Bharti Airtel Ltd.(India), REGS, Sr. Unsec. Euro Notes, 4.38%, 06/10/2025(b)	200,000	179,919
Digicel Group Ltd.(Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	254,000	170,180
Empresa Nacional de Telecomunicaciones S.A.(Chile), REGS, Sr. Unsec. Euro Notes, 4.88%, 10/30/2024(b)	700,000	677,554
Oztel Holdings SPC Ltd. (Oman), Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028(b)	12,396,000	11,821,235
Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)	11,655,000	11,383,788
SixSigma Networks Mexico, S.A. de C.V.(Mexico), Sr. Unsec. Gtd. Notes, 7.50%, 05/02/2025(b)	325,000	304,688
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	140,000	162,470

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Wireless Telecommunication Services–(continued)

Sprint Communications, Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	$105,000	$ 108,806
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	179,000	187,055
7.63%, 02/15/2025	149,000	153,656
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A1, Sr. Sec. Gtd. First Lien AssetBacked Notes, 3.36%, 09/20/2021(b)	20,316,000	20,138,235
Sr. Sec. Gtd. First Lien Notes,
4.74%, 03/20/2025(b)	29,781,000	29,669,321
5.15%, 03/20/2028(b)	30,339,000	30,149,381
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	1,661,000	1,727,440
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	962,000	992,063
		109,487,625
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,599,341,751)		2,477,519,654

	Principal Amount

U.S. Government Sponsored Agency Mortgage–Backed Securities–18.37%

Collateralized Mortgage Obligations–0.03%

Fannie Mae REMICs, IO, 7.00%, 05/25/2033	$9,321	1,913
Fannie Mae REMICS, IO, 6.00%, 07/25/2033	7,118	1,491
Freddie Mac Multifamily Securitization, 1.17%, 03/25/2024(f)	24,906,194	1,252,054
		1,255,458

Federal Home Loan Mortgage Corp. (FHLMC)–4.02%

Pass Through Ctfs., 6.00%, 07/01/2019 to 02/01/2034	304,852	329,526
7.00%, 07/01/2019 to 10/01/2034	1,019,261	1,111,262
3.50%, 08/01/2026	641,084	644,119
7.50%, 05/01/2030 to 05/01/2035	779,212	876,616
8.50%, 08/01/2031	40,241	46,959
3.00%, 02/01/2032	2,563,625	2,526,319
6.50%, 06/01/2031 to 09/01/2036	341,184	375,230
8.00%, 08/01/2032	35,847	41,303
5.50%, 01/01/2034 to 07/01/2040	2,229,697	2,392,724
5.00%, 07/01/2034 to 06/01/2040	2,800,189	2,965,827

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–(continued)

4.50%, 02/01/2040 to 10/01/2046	$30,126,264	$ 31,317,125
Pass Through Ctfs., ARM, 3.75%, (1 yr. USD LIBOR + 1.98%), 12/01/2036(d)	82,229	87,061
4.03%, (1 yr. USD LIBOR + 2.08%), 02/01/2037(d)	19,291	20,493
4.38%, (1 yr. USD LIBOR + 1.88%), 05/01/2037(d)	149,563	157,355
Pass Through Ctfs., TBA, 3.50%, 01/01/2049(j)	80,850,000	79,212,474
4.00%, 01/01/2049(j)	34,000,000	34,167,747
		156,272,140

Federal National Mortgage Association (FNMA)–11.96%

Pass Through Ctfs., 5.00%, 02/01/2019 to 12/01/2039	715,438	759,089
5.50%, 03/01/2021 to 06/01/2040	1,539,428	1,658,413
7.50%, 03/01/2021 to 08/01/2037	679,761	763,783
6.00%, 03/01/2022 to 10/01/2039	28,133	29,702
6.50%, 07/01/2028 to 01/01/2037	110,094	120,363
7.00%, 07/01/2029 to 02/01/2034	514,733	563,440
9.50%, 04/01/2030	9,420	10,451
3.50%, 12/01/2030 to 11/01/2046	38,057,470	37,598,808
8.50%, 10/01/2032	68,865	81,763
8.00%, 04/01/2033	64,865	74,844
3.00%, 08/01/2043	3,994,324	3,841,762
Pass Through Ctfs., TBA, 2.50%, 01/01/2034(j)	40,620,000	39,160,235
3.00%, 01/01/2034 to 01/01/2049	204,660,000	197,622,733
3.50%, 01/17/2034 to 01/01/2049	81,500,000	80,737,301
4.00%, 01/01/2049(j)	101,000,000	101,489,217
Pass Through Ctfs., ARM, 4.25%, (1 yr. U.S. Treasury Yield Curve Rate + 2.21%), 05/01/2035(d)	217,148	228,906
3.53%, (1 yr. USD LIBOR + 1.66%), 01/01/2037(d)	105,120	110,173
3.92%, (1 yr. USD LIBOR + 1.73%), 03/01/2038(d)	63,592	66,698
		464,917,681

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Government National Mortgage Association (GNMA)–2.36%

Pass Through Ctfs., 7.50%, 06/15/2023 to 05/15/2032	$16,093	$ 16,710
9.00%, 09/15/2024 to 10/15/2024	9,867	9,893
8.50%, 02/15/2025	4,958	4,970
8.00%, 08/15/2025 to 09/15/2026	29,738	30,569
6.56%, 01/15/2027	119,581	129,890
7.00%, 10/15/2028 to 09/15/2032	253,613	276,200
6.00%, 11/15/2028 to 02/15/2033	68,629	74,455
6.50%, 01/15/2029 to 09/15/2034	140,379	152,579
5.50%, 06/15/2035	66,740	72,276
5.00%, 07/15/2035 to 08/15/2035	55,851	58,292
4.00%, 03/20/2048	9,497,323	9,694,258
Pass Through Ctfs., ARM, 3.38%, (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 01/20/2025(d)	28,158	28,800
3.63%, (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 05/20/2025(d)	8,900	9,108
3.75%, (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 06/20/2025(d)	5,670	5,720
Pass Through Ctfs., TBA, 3.00%, 12/01/2048(j)	59,000,000	56,797,868
4.00%, 12/01/2048(j)	24,230,000	24,531,928
		91,893,516
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $717,077,371)		714,338,795

Asset-Backed Securities–17.35%

Adjustable Rate Mortgage Trust, Series 2004-2, Class 6A1, Variable Rate Pass Through Ctfs., 4.49%, 02/25/2035(f)	1,593,475	1,600,429
Series 2005-1, Class 4A1, Variable Rate Pass Through Ctfs., 5.14%, 05/25/2035(f)	1,238,926	1,236,461
Angel Oak Mortgage Trust, LLC, Series 2017-3, Class A1, Variable Rate Pass Through Ctfs., 2.71%, 11/25/2047(b)(f)	3,964,296	3,930,324
Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 3.26%, 04/27/2048(b)(f)	13,353,822	13,337,486
Avery Point VI CLO Ltd., Series 2015-6A, Class AR, Floating Rate Pass Through Ctfs., 3.63% (3 mo. USD LIBOR + 1.05%), 08/05/2027(b)(d)	23,491,000	23,382,706

	Principal Amount	Value
Banc of America Commercial Mortgage Trust, Series 2015- UBS7, Class AS, Variable Rate Pass Through Ctfs., 3.99%, 09/15/2048(f)	$4,394,000	$ 4,391,194
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 4.27%, 08/25/2033(f)	151,788	150,966
Series 2004-10, Class 21A1, Variable Rate Pass Through Ctfs., 4.05%, 01/25/2035(f)	655,997	660,665
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 4.91% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(d)	645,952	651,384
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, Variable Rate Pass Through Ctfs., 4.26%, 11/25/2034(f)	2,450,164	2,418,411
BX Trust, Series 2017-SLCT, Class A, Floating Rate Pass Through Ctfs., 3.23% (1 mo. USD LIBOR + 0.92%), 07/15/2034(b)(d)	10,749,843	10,733,079
CAL Funding III Ltd., Series 2018-2A, Class A, Pass Through Ctfs., 4.34%, 09/25/2043(b)	9,341,667	9,420,235
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, Variable Rate Pass Through Ctfs., 5.95%, 12/15/2047(b)(f)	5,000,000	5,230,563
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, Floating Rate Pass Through Ctfs., 3.10% (1 mo. USD LIBOR + 0.79%), 07/15/2032(b)(d)	12,581,000	12,560,173
Series 2017-BIOC, Class B, Floating Rate Pass Through Ctfs., 3.28% (1 mo. USD LIBOR + 0.97%), 07/15/2032(b)(d)	4,250,000	4,240,300
Series 2017-BIOC, Class C, Floating Rate Pass Through Ctfs., 3.36% (1 mo. USD LIBOR + 1.05%), 07/15/2032(b)(d)	17,124,000	17,085,086
Series 2017-BIOC, Class D, Floating Rate Pass Through Ctfs., 3.91% (1 mo. USD LIBOR + 1.60%), 07/15/2032(b)(d)	4,973,000	4,960,544
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, Pass Through Ctfs., 3.37%, 03/13/2035(b)	1,647,256	1,641,122

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Chase Mortgage Trust, Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.69%, 04/25/2045(b)(f)	$2,805,679	$ 2,747,469
Series 2016-2, Class M2, Variable Rate Pass Through Ctfs., 3.65%, 12/25/2045(b)(f)	10,939,595	10,791,529
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.65%, 12/25/2045(b)(f)	4,867,936	4,734,689
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class B, Pass Through Ctfs., 4.29%, 09/10/2045(b)	1,300,000	1,307,726
Series 2013-GC11, Class D, Variable Rate Pass Through Ctfs., 4.57%, 07/10/2026(b)(f)	752,554	729,906
Series 2015-GC27, Class A5, Pass Through Ctfs., 3.14%, 02/10/2048	1,233,335	1,199,393
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB3, Class 2A, Variable Rate Pass Through Ctfs., 3.93%, 09/25/2034(f)	1,630,781	1,576,276
Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 4.07%, 08/25/2034(f)	516,617	504,426
COLT Mortgage Loan Trust, Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 2.93%, 02/25/2048(b)(f)	5,941,852	5,934,094
Commercial Mortgage Trust, Series 2013-SFS, Class A1, Pass Through Ctfs., 1.87%, 04/12/2035(b)	407,388	393,703
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.70%, 08/10/2048(f)	5,267,000	5,324,073
Series 2016-GCT, Class B, Pass Through Ctfs., 3.09%, 08/10/2029(b)	4,595,000	4,516,295
Series 2016-GCT, Class C, Variable Rate Pass Through Ctfs., 3.58%, 08/10/2029(b)(f)	2,115,000	2,089,423
Series 2017-DLTA, Class A, Floating Rate Pass Through Ctfs., 3.16% (1 mo. USD LIBOR + 0.85%), 08/15/2035(b)(d)	23,105,000	23,111,178
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/2037	351,972	292,113
Credit Suisse First Boston Mortgage Securities Corp., Series 2004- AR5, Class 3A1, Variable Rate Pass Through Ctfs., 4.12%, 06/25/2034(f)	1,846,208	1,857,433
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, Pass Through Ctfs., 3.72%, 08/15/2048	1,125,283	1,122,519

	Principal Amount	Value
CSWF, Series 2018-TOP, Class B, Floating Rate Pass Through Ctfs., 3.61% (1 mo. USD LIBOR + 1.30%), 08/15/2035(b)(d)	$12,819,000	$ 12,794,790
DB Master Finance LLC, Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)	14,339,325	14,407,785
DBUBS Mortgage Trust, Series 2011-LC1A, Class E, Variable Rate Pass Through Ctfs., 5.88%, 11/10/2046(b)(f)	638,333	653,609
Deephaven Residential Mortgage Trust, Series 2017-2A, Class A2, Variable Rate Pass Through Ctfs., 2.61%, 06/25/2047(b)(f)	945,638	930,848
Series 2017-2A, Class A3, Variable Rate Pass Through Ctfs., 2.71%, 06/25/2047(b)(f)	1,022,560	1,007,492
Series 2017-3A, Class A1, Variable Rate Pass Through Ctfs., 2.58%, 10/25/2047(b)(f)	8,644,379	8,556,481
Series 2017-3A, Class A2, Variable Rate Pass Through Ctfs., 2.71%, 10/25/2047(b)(f)	2,401,502	2,378,096
Series 2018-1A, Class A1, Variable Rate Pass Through Ctfs., 2.98%, 12/25/2057(b)(f)	12,958,250	12,806,703
Deutsche Mortgage Securities Inc Re-REMIC Trust Certificates, Series 2007-WM1, Class A1, Variable Rate Pass Through Ctfs., 3.65%, 06/27/2037(b)(f)	7,406,393	7,490,677
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/2020	68,964	69,084
Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/2036	196,785	148,562
Galton Funding Mortgage Trust, Series 2018-1, Class A43, Variable Rate Pass Through Ctfs., 3.50%, 11/25/2057(b)(f)	6,530,440	6,495,017
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Variable Rate Pass Through Ctfs., 3.82%, 04/19/2036(f)	824,168	768,417
GS Mortgage Securities Corp II, Series 2013-KING, Class A, Pass Through Ctfs., 2.71%, 12/10/2027(b)	1,382,767	1,374,566
GS Mortgage Securities Trust, Series 2013-G1, Class A1, Pass Through Ctfs., 2.06%, 04/10/2031(b)	744,606	725,433
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, Variable Rate Pass Through Ctfs., 3.93%, 09/25/2035(f)	305,433	304,877

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 2.75% (1 mo. USD LIBOR + 0.45%), 06/20/2035(d)	$26,681	$ 26,782
Hertz Vehicle Financing II L.P., Series 2015-1A, Class A, Pass Through Ctfs., 2.73%, 03/25/2021(b)	13,789,000	13,680,816
Series 2018-1A, Class A, Pass Through Ctfs., 3.29%, 02/25/2024(b)	8,320,000	8,079,820
Series 2018-1A, Class C, Pass Through Ctfs., 4.39%, 02/25/2024(b)	3,217,000	3,216,249
HMH Trust, Series 2017-NSS, Class A, Pass Through Ctfs., 3.06%, 07/05/2031(b)	9,500,000	9,217,867
Home Partners of America Trust, Series 2018-1, Class A, Floating Rate Pass Through Ctfs., 3.20% (1 mo. USD LIBOR + 0.90%), 07/17/2037(b)(d)	8,216,150	8,154,683
Series 2018-1, Class B, Floating Rate Pass Through Ctfs., 3.40% (1 mo. USD LIBOR + 1.10%), 07/17/2037(b)(d)	7,990,000	7,957,933
Series 2018-1, Class C, Floating Rate Pass Through Ctfs., 3.55% (1 mo. USD LIBOR + 1.25%), 07/17/2037(b)(d)	3,610,000	3,593,429
ICG US CLO Ltd. (Cayman Islands), Series 2016-1A, Class A1R, Floating Rate Pass Through Ctfs., 3.65% (3 mo. USD LIBOR + 1.14%), 07/29/2028(b)(d)	11,399,000	11,423,633
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, Floating Rate Pass Through Ctfs., 3.01% (1 mo. USD LIBOR + 0.70%), 01/15/2033(b)(d)	15,995,000	15,959,790
Series 2018-STAY, Class B, Floating Rate Pass Through Ctfs., 3.36% (1 mo. USD LIBOR + 1.05%), 01/15/2033(b)(d)	8,640,000	8,624,056

	Principal Amount	Value
Invitation Homes Trust, Series 2017-SFR2, Class A, Floating Rate Pass Through Ctfs., 3.15% (1 mo. USD LIBOR + 0.85%), 12/17/2036(b)(d)	$6,043,834	$ 6,046,149
Series 2017-SFR2, Class B, Floating Rate Pass Through Ctfs., 3.45% (1 mo. USD LIBOR + 1.15%), 12/17/2036(b)(d)	3,221,000	3,247,251
Series 2017-SFR2, Class C, Floating Rate Pass Through Ctfs., 3.75% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(d)	6,188,000	6,214,863
Series 2017-SFR2, Class D, Floating Rate Pass Through Ctfs., 4.10% (1 mo. USD LIBOR + 1.80%), 12/17/2036(b)(d)	4,706,000	4,739,016
Series 2018-SFR1, Class A, Floating Rate Pass Through Ctfs., 3.00% (1 mo. USD LIBOR + 0.70%), 03/17/2037(b)(d)	31,766,114	31,333,869
Jimmy Johns Funding LLC, Series 2017-1A, Class A2I, Pass Through Ctfs., 3.61%, 07/30/2047(b)	16,915,475	16,756,996
Series 2017-1A, Class A2II, Pass Through Ctfs., 4.85%, 07/30/2047(b)	9,183,750	9,118,580
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/2047(b)(f)	5,000,000	4,984,028
JP Morgan Mortgage Trust, Series 2005-A3, Class 1A1, Variable Rate Pass Through Ctfs., 4.07%, 06/25/2035(f)	745,645	736,547
Series 2005-A3, Class 6A5, Variable Rate Pass Through Ctfs., 3.88%, 06/25/2035(f)	895,370	901,214
Series 2005-A5, Class 1A2, Variable Rate Pass Through Ctfs., 4.26%, 08/25/2035(d)	818,988	830,059
Series 2005-A6, Class 7A1, Variable Rate Pass Through Ctfs., 4.37%, 08/25/2035(f)	667,066	653,165
Series 2007-A4, Class 3A1, Variable Rate Pass Through Ctfs., 3.66%, 06/25/2037(f)	1,014,092	978,635
JP Morgan Trust, Series 20153, Class B2, Variable Rate Pass Through Ctfs., 3.68%, 05/25/2045(b)(f)	9,202,182	8,999,816

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust, Series 2013C17, Class C, Variable Rate Pass Through Ctfs., 5.05%, 01/15/2047(f)	$12,750,000	$ 12,943,828
Series 2015-C31, Class A3, Pass Through Ctfs., 3.80%, 08/15/2048	1,064,445	1,068,803
Series 2016-C1, Class B, Variable Rate Pass Through Ctfs., 4.90%, 03/15/2049(f)	5,083,000	5,197,068
Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/2036	275,392	262,402
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(b)	7,394	7,378
MAD Mortgage Trust, Series 2017-330M, Class A, Variable Rate Pass Through Ctfs., 3.29%, 08/15/2034(b)(f)	11,633,000	11,322,643
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Variable Rate Pass Through Ctfs., 4.18%, 11/25/2035(d)	1,045,601	1,051,426
Series 2005-A5, Class A9, Variable Rate Pass Through Ctfs., 4.00%, 06/25/2035(f)	1,472,194	1,471,287
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(f)	978,334	976,742
Series 2014-150E, Class C, Variable Rate Pass Through Ctfs., 4.44%, 09/09/2032(b)(f)	3,350,000	3,372,023
Series 2017-CLS, Class A, Floating Rate Pass Through Ctfs., 3.01% (1 mo. USD LIBOR + 0.70%), 11/15/2034(b)(d)	18,372,000	18,330,510
Series 2017-CLS, Class B, Floating Rate Pass Through Ctfs., 3.16% (1 mo. USD LIBOR + 0.85%), 11/15/2034(b)(d)	9,024,000	8,998,072
Series 2017-CLS, Class C, Floating Rate Pass Through Ctfs., 3.31% (1 mo. USD LIBOR + 1.00%), 11/15/2034(b)(d)	6,124,000	6,108,046
Natixis Commercial Mortgage Securities Trust, Series 2018- 285M, Class E, Variable Rate Pass Through Ctfs., 3.92%, 11/15/2032(b)(f)	6,250,000	6,022,676
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1R, Floating Rate Pass Through Ctfs., 3.71% (3 mo. USD LIBOR + 1.40%), 11/22/2025(b)(d)	0	0
Series 2014-7A, Class A1RR, Floating Rate Pass Through Ctfs., 3.59% (3 mo. USD LIBOR + 1.12%), 07/20/2029(b)(d)	17,619,000	17,531,011

	Principal Amount	Value
Provident Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 2.82% (1 mo. USD LIBOR + 0.54%), 08/25/2031(d)	$175,653	$ 152,797
Residential Funding Mortgage Sec I Trust, Series 2005-S9, Class A10, Pass Through Ctfs., 6.25%, 12/25/2035	1,055,180	1,010,351
Sequoia Mortgage Trust, Series 2013-3, Class A1, Variable Rate Pass Through Ctfs., 2.00%, 03/25/2043(f)	1,550,768	1,408,080
Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/2043(f)	1,227,810	1,166,311
Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/2043(f)	1,312,453	1,243,404
Shellpoint Asset Funding Trust, Series 20131, Class A3, Variable Rate Pass Through Ctfs., 3.75%, 07/25/2043(b)(f)	2,140,200	2,099,639
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 2.82% (1 mo. USD LIBOR + 0.54%), 05/25/2035(d)	41,645	39,383
Starwood Waypoint Homes Trust, Series 2017-1, Class D, Floating Rate Pass Through Ctfs., 4.26% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(d)	16,580,000	16,660,997
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 3A2, Variable Rate Pass Through Ctfs., 4.33%, 09/25/2034(f)	1,125,517	1,112,842
Series 2004-8, Class 3A, Variable Rate Pass Through Ctfs., 4.28%, 07/25/2034(f)	1,535,127	1,526,040
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/2035	251,996	249,352
Thornburg Mortgage Securities Trust, Series 2003-6, Class A2, Floating Rate Pass Through Ctfs., 2.78% (1 mo. USD LIBOR + 0.50%), 12/25/2033(d)	698,037	646,540
Series 2005-1, Class A3, Variable Rate Pass Through Ctfs., 3.52%, 04/25/2045(f)	1,517,513	1,529,507
Series 2005-2, Class A1, Variable Rate Pass Through Ctfs., 3.73%, 07/25/2045(d)	1,763,839	1,732,900

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Thunderbolt II Aircraft Lease Ltd. (Cayman Islands), Series 2018-A, Class A, Pass Through Ctfs., 4.15%, 09/15/2038(b)(f)(k)	$11,116,071	$ 11,075,072
Series 2018-A, Class B, Pass Through Ctfs., 5.07%, 09/15/2038(b)(f)(k)	8,615,202	8,589,545
Towd Point Mortgage Trust, Series 2017-2, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 04/25/2057(b)(f)	5,363,466	5,260,985
Triton Container Finance VI LLC, Series 2018-2A, Class A, Pass Through Ctfs., 4.19%, 06/22/2043(b)	10,507,167	10,498,571
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class A4, Pass Through Ctfs., 3.09%, 08/10/2049	264,769	261,185
Series 2012-C4, Class A5, Pass Through Ctfs., 2.85%, 12/10/2045	532,433	519,735
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, Variable Rate Pass Through Ctfs., 6.25%, 01/10/2045(b)(f)	4,500,000	4,744,502
Verus Securitization Trust, Series 2018-1, Class A1, Variable Rate Pass Through Ctfs., 2.93%, 02/25/2048(b)(f)	14,894,830	14,717,730
Series 2018-3, Class A1, Variable Rate Pass Through Ctfs., 4.11%, 10/25/2058(b)(f)	7,407,096	7,384,529
Series 2018-3, Class M1, Variable Rate Pass Through Ctfs., 4.60%, 10/25/2058(b)(f)	3,920,000	3,984,669
WaMu Mortgage Pass Through Trust, Series 2007-HY2, Class 2A2, Variable Rate Pass Through Ctfs., 4.13%, 11/25/2036(f)	740,444	700,283
Wells Fargo Mortgage Backed Securities Trust, Series 2003-J, Class 2A1, Variable Rate Pass Through Ctfs., 4.59%, 10/25/2033(f)	556,340	565,370
Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.89%, 12/25/2034(f)	322,521	329,195
Series 2005-AR14, Class A1, Variable Rate Pass Through Ctfs., 4.54%, 08/25/2035(f)	424,777	432,145
Series 2005-AR16, Class 4A8, Variable Rate Pass Through Ctfs., 4.51%, 10/25/2035(f)	4,620,000	4,687,956
Series 2005-AR2, Class 2A2, Variable Rate Pass Through Ctfs., 4.00%, 03/25/2035(d)(f)	954,176	977,474
Series 2006-AR8, Class 1A3, Variable Rate Pass Through Ctfs., 4.46%, 04/25/2036(f)	499,158	499,544

	Principal Amount	Value
Wendy’s Funding LLC, Series 2018-1A, Class A2II, Pass Through Ctfs., 3.88%, 03/15/2048(b)	$11,165,625	$ 10,683,940
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, Variable Rate Pass Through Ctfs., 5.86%, 11/15/2044(b)(f)	5,000,000	5,234,927
Series 2012-C6, Class B, Pass Through Ctfs., 4.70%, 04/15/2045	5,739,000	5,852,242
Series 2012-C9, Class D, Variable Rate Pass Through Ctfs., 4.94%, 02/15/2026(b)(f)	568,832	548,205
Series 2013-C14, Class A5, Pass Through Ctfs., 3.34%, 06/15/2046	1,485,143	1,473,638
Series 2013-C15, Class B, Variable Rate Pass Through Ctfs., 4.62%, 08/15/2046(f)	3,800,000	3,850,412
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.21%, 09/15/2046(f)	3,127,000	3,283,170
Series 2014-C20, Class A2, Pass Through Ctfs., 3.04%, 05/15/2047	780,691	779,763
Total Asset-Backed Securities (Cost $682,635,549)		674,427,901

U.S. Treasury Securities–6.40%

U.S. Treasury Bills–0.51%

2.18% - 2.27%, 01/24/2019(l)(m)	19,905,000	19,840,706
U.S. Treasury Bonds–1.12%

3.00%, 08/15/2048	46,016,400	43,359,672
U.S. Treasury Notes–4.77%

2.88%, 11/15/2021	5,874,600	5,883,320
2.88%, 10/31/2023	127,892,700	128,080,042
3.00%, 10/31/2025	582,100	585,295
3.13%, 11/15/2028	50,409,800	50,925,713
		185,474,370
Total U.S. Treasury Securities (Cost $247,010,927)		248,674,748

	Shares

Preferred Stocks–2.21%

Diversified Banks–1.72%

Bank of America Corp., Series L, $72.50 Conv. Pfd.Series L	1,100	1,408,000
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	51,752	65,401,590
		66,809,590

Investment Banking & Brokerage–0.44%

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	446,324	10,765,335
Morgan Stanley, Series F, 6.88% Pfd.	249,737	6,533,120
		17,298,455

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Shares	Value
Regional Banks–0.05%

CIT Group Inc., Series A, Jr. Unsec. Sub. Variable Rate Deb.	45,000	$ 43,399
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	27,000	703,080
SunTrust Banks, Inc., Series G, 5.05% Pfd.	1,187,000	1,118,747
		1,865,226
Total Preferred Stocks (Cost $88,539,041)		85,973,271

	Principal Amount

Agency Credit Risk Transfer Notes–0.98%

Fannie Mae Connecticut Avenue Securities , 5.28%, (1 mo. USD LIBOR + 3.00%), 10/25/2029(d),	$ 11,300,000	11,918,607
5.13%, (1 mo. USD LIBOR + 2.85%), 11/25/2029(d),	11,000,000	11,401,324
Freddie Mac Series 2017-HQA2, Class M2,Floating Rate STACR® Debt Notes, 4.93%, (1 mo. USD LIBOR + 2.65%) 12/25/2029(d)	9,000,000	9,285,871
Freddie Mac Whole Loan Securities Trust Series 2016-2, Class M3, Pass Through Ctfs., 3.50%, 05/25/2047	5,647,730	5,598,639
Total Agency Credit Risk Transfer Notes (Cost $37,803,761)		38,204,441

Variable Rate Senior Loan Interests–0.57%(n)

Diversified Commercial & Professional Services–0.57%

Financial & Risk US Holdings, Inc., Term Loan B, 6.09% (1 mo. USD LIBOR + 3.75%), 10/01/2025 (Cost $22,585,395)	22,642,000	22,098,252

Non-U.S. Dollar Denominated Bonds & Notes–0.21%(o)

Brewers–0.00%

Sunshine Mid B.V., Sr. Sec. Gtd. First Lien Bonds, 6.50%, 05/15/2026(b)	EUR 100,000	106,129

Cable & Satellite–0.00%

Tele Columbus AG, Sr. Sec. Notes, 3.88%, 05/02/2025(b)	EUR 100,000	104,368

Diversified Banks–0.02%

ABN AMRO Bank N.V., Jr. Unsec. Sub. Euro Bonds, 4.75%(d)	EUR 200,000	204,576
Caixabank, S.A., REGS, Jr. Unsec. Sub. Euro Bonds, 6.75%(b)(d)	EUR 200,000	235,473
Erste Group Bank AG, REGS, Jr. Unsec. Sub. Euro Bonds, 6.50%(b)(d)	EUR 200,000	235,423
		675,472

	Principal Amount	Value
Diversified Chemicals–0.01%

Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR 141,000	$150,847

Food Retail–0.00%

Iceland Bondco PLC, Sr. Sec. Gtd. First Lien Notes, 4.63%, 03/15/2025(b)	GBP 100,000	111,530

Oil & Gas Refining & Marketing–0.18%

Parkland Fuel Corp., Sr. Unsec. Notes, 6.50%, 01/21/2027(b)	CAD 9,279,000	7,009,970
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $8,327,595)		8,158,316

Municipal Obligations–0.03%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J) Series 2010-A, Taxable Build America RB, 6.64%, 04/01/2057	$ 500,000	539,175
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M) Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	549,000	635,061
Total Municipal Obligations (Cost $1,049,000)		1,174,236

	Shares

Common Stocks & Other Equity Interests–0.00%

Auto Parts & Equipment–0.00%

Exide Technologies(p)	14,555	14,555

Other Diversified Financial Services–0.00%

iPayment Holdings, Inc. - -Wts., expiring 12/29/2022(h)(p)	172,245	1

Paper Packaging–0.00%

WestRock Co.	65	3,062

Specialty Chemicals–0.00%

Ingevity Corp.(p)	10	980
Total Common Stocks & Other Equity Interests (Cost $24,159)		18,598

Money Market Funds–4.89%

Invesco Government & Agency Portfolio-Institutional Class, 2.12%(q)	66,560,971	66,560,971
Invesco Liquid Assets Portfolio- Institutional Class, 2.34%(q)	47,533,151	47,542,658
Invesco Treasury Portfolio-Institutional Class, 2.12%(q)	76,069,682	76,069,682
Total Money Market Funds (Cost $190,167,716)		190,173,311

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Shares	Value
Options Purchased–0.18%

(Cost $8,651,295)(r)		$ 7,178,114
TOTAL INVESTMENTS IN SECURITIES–114.91% (Cost $4,603,223,510)		4,467,954,562
OTHER ASSETS LESS LIABILITIES–(14.91)%		(579,646,522)
NET ASSETS–100.00%		$3,888,308,040

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
CAD	– Canadian Dollar
CLO	– Collateralized Loan Obligation
Conv.	– Convertible
Ctfs.	– Certificates
DAC	– Designated Activity Co.
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound Sterling
GNMA	– Government National Mortgage Association
Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
Pfd.	– Preferred
PIK	– Pay-in-Kind
RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
STACR®	– Structured Agency Credit Risk
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar
Wts.	– Warrants

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2018 was $1,617,145,792, which represented 41.59% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2018.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on November 30, 2018.

(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at November 30, 2018 was $84,279, which represented less than 1% of the Fund’s Net Assets.

(h)	Security valued using significant unobservable inputs (Level 3). See Note 2.
(i)	Zero coupon bond issued at a discount.
(j)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1G.
(k)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(m)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1F and Note 1H.
(n)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(o)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(p)	Non-income producing security.
(q)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2018.
(r)	The table below details options purchased: See Note 1I and Note 1J:

Open Exchange-Traded Equity Options Purchased
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
AbbVie Inc.	Call	01/17/2020	40	$100.00	$ 400,000	$ 29,300
Alphabet Inc. – Class C	Call	01/17/2020	1	1,240.00	124,000	7,850
Amazon.com, Inc.	Call	01/17/2020	4	2,000.00	800,000	60,030
Apple Inc.	Call	01/17/2020	46	230.00	1,058,000	30,590
Bank of America Corp.	Call	01/17/2020	310	32.00	992,000	57,195
Boing Co. (The)	Call	01/17/2020	10	370.00	370,000	33,675
Booking Holdings Inc.	Call	01/17/2020	1	2,125.00	212,500	14,950
Caterpillar Inc.	Call	01/17/2020	14	145.00	203,000	20,265
Chevron Corp.	Call	01/17/2020	42	125.00	525,000	37,590
Cisco Systems Inc.	Call	01/17/2020	90	47.00	423,000	48,825
Citigroup Inc.	Call	01/17/2020	33	72.50	239,250	13,778
Consumer Discretionary Select Sector SPDR Fund	Call	01/17/2020	90	112.00	1,008,000	70,425
Consumer Staples Select Sector SPDR Fund	Call	01/17/2020	105	54.00	567,000	50,820
Energy Select Sector SPDR Fund	Call	01/17/2020	60	77.00	462,000	13,980
Financial Select Sector SPDR Fund	Call	01/17/2020	75	29.00	217,500	11,100
Health Care Select Sector SPDR Fund	Call	01/17/2020	145	95.00	1,377,500	99,325
Industrial Select Sector SPDR Fund	Call	01/17/2020	45	79.00	355,500	13,253
Intel Corp.	Call	01/17/2020	115	55.00	632,500	41,400
JPMorgan Chase & Co.	Call	01/17/2020	80	115.00	920,000	71,800
Materials Select Sector SPDR Fund	Call	01/17/2020	40	60.00	240,000	7,880
Micron Technology Inc.	Call	01/17/2020	10	40.00	40,000	7,425
Microsoft Corp.	Call	01/17/2020	60	115.00	690,000	66,900
Oracle Corp.	Call	01/17/2020	40	52.50	210,000	15,100
Procter & Gamble Co. (The)	Call	01/17/2020	25	92.50	231,250	20,562
SPDR S&P 500 ETF Trust	Call	01/17/2020	290	275.00	7,975,000	636,695
Technology Select Sector SPDR Fund	Call	01/17/2020	50	76.00	380,000	14,375
United Technologies Corp.	Call	01/17/2020	10	140.00	140,000	5,875

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Open Exchange-Traded Equity Options Purchased–(continued)
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
Unitedhealth Group Inc.	Call	01/17/2020	21	$270.00	$567,000	$78,540
Utilities SPDR Fund	Call	01/17/2020	82	53.00	434,600	36,203
Verizon Communications Inc.	Call	01/17/2020	70	60.00	420,000	33,425
Visa Inc.	Call	01/17/2020	14	145.00	203,000	20,300
Walt Disney Co. (The)	Call	01/17/2020	50	120.00	600,000	49,875
Total Exchange-Traded Equity Options Purchased – Equity Risk			2,068			$1,719,306

Abbreviations:

ETF -Exchange-Traded Fund

Open Exchange-Traded Index Options Purchased - Equity Risk
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value(a)	Value
S&P 500 Index	Call	12/20/2019	83	$2,850.00	$23,655,000	$1,266,995

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price	Notional Value	Value
GBP versus USD	Call	Citibank NA	04/05/2019	GBP 1.38	GBP 82,650,000	$439,450
USD versus CNH	Call	JP Morgan Chase Bank	02/01/2019	CNY 6.83	USD 80,000,000	1,866,240
Subtotal–Call						2,305,690
EUR versus GBP	Put	Citibank NA	04/05/2019	GBP 0.85	EUR 70,000,000	674,551
Subtotal–Put						674,551
Over-The-Counter Foreign Currency Options Purchased - Currency Risk						$2,980,241

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
10 Year Interest Rate Swap	Put	BNP Paribas Securities Corp.	3.25%	Pay	3 Month USD LIBOR	Quarterly	03/12/2019	$250,000,000	$1,211,573
Total Options Purchased (Cost $8,651,295)									$7,178,114

Open Exchange-Traded Equity Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value(a)	Value	Unrealized Appreciation (Depreciation)
Amazon.com, Inc.	Call	01/17/2020	1	$2,400.00	$(16,108)	$240,000	$(6,642)	$ 9,465
Apple Inc.	Call	01/17/2020	11	280.00	(11,461)	308,000	(2,035)	9,426
Boing Co. (The)	Call	01/17/2020	5	430.00	(11,007)	215,000	(7,625)	3,382
Caterpillar Inc.	Call	01/17/2020	4	180.00	(3,496)	72,000	(1,480)	2,016
Cisco Systems Inc.	Call	01/17/2020	30	55.00	(7,310)	165,000	(6,825)	485
Consumer Staples Select Sector SPDR Fund	Call	01/17/2020	25	65.00	(1,224)	165,000	(1,363)	(139)
Consumer Staples Select Sector SPDR Fund	Call	01/17/2020	25	54.00	(3,599)	135,000	(12,100)	(8,501)
Micron Technology Inc.	Call	01/17/2020	10	50.00	(4,319)	50,000	(4,175)	145
Microsoft Corp.	Call	01/17/2020	15	135.00	(7,709)	202,500	(6,562)	1,147
Procter & Gamble Co. (The)	Call	01/17/2020	15	100.00	(2,054)	150,000	(7,162)	(5,108)
Technology Select Sector SPDR Fund	Call	01/17/2020	10	85.00	(1,390)	85,000	(760)	630
United Technologies Corp.	Call	01/17/2020	3	155.00	(996)	46,500	(767)	229
Unitedhealth Group Inc.	Call	01/17/2020	2	280.00	(2,369)	56,000	(6,295)	(3,926)

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Open Exchange-Traded Equity Options Written–(continued)
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value(a)	Value	Unrealized Appreciation (Depreciation)
Unitedhealth Group Inc.	Call	01/17/2020	3	$300.00	$(2,772)	$90,000	$(6,503)	$(3,731)
Utilities SPDR Fund	Call	01/17/2020	20	60.00	(2,579)	120,000	(2,930)	(351)
Visa Inc.	Call	01/17/2020	4	175.00	(1,860)	70,000	(1,680)	180
Walt Disney Co. (The)	Call	01/17/2020	12	130.00	(3,374)	156,000	(7,230)	(3,856)
Total Exchange-Traded Equity Options Written – Equity Risk					(83,627)		$(82,134)	$1,493

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price	Premiums Received	Notional Value		Value	Unrealized Appreciation
USD versus CNH	Put	JP Morgan Chase Bank	02/01/2019	6.26	$(901,594)	USD	80,000,000	$(12,560)	$889,034
Total Options Written					$(985,221)			$(94,694)	$890,527

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
U.S. Treasury 2 Year Notes	997	March-2019	$210,282,359	$69,064	$69,064
U.S. Treasury 5 Year Notes	917	March-2019	103,514,159	71,021	71,021
U.S. Treasury 10 Year Notes	647	March-2019	77,119,540	166,632	166,632
U.S. Treasury Long Bonds	500	March-2019	69,587,128	365,997	365,997
U.S. Treasury Ultra Bonds	645	March-2019	98,145,172	156,859	156,859
Subtotal–Total Long Futures				829,573	829,573

Short Futures Contracts
U.S. Treasury 10 Year Ultra Bonds	2,600	March-2019	(327,441,722)	(1,458,278)	(1,458,278)
Total Futures Contracts–Interest Rate Risk				$(628,705)	$(628,705)

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
02/28/2019	Canadian Imperial Bank of Commerce	GBP	128,227	USD	164,319	$168
02/28/2019	Goldman Sachs & Co.	EUR	1,188,909	USD	1,358,680	2,138
02/28/2019	Goldman Sachs & Co.	EUR	268,993	USD	307,404	484
02/28/2019	Goldman Sachs & Co.	EUR	67,330,000	USD	76,944,387	121,085
02/12/2019	JP Morgan Chase Bank	CNY	263,750,552	USD	38,498,110	514,939
02/28/2019	JP Morgan Chase Bank	USD	80,755,158	JPY	9,100,000,000	27,385
11/08/2019	Morgan Stanley	EUR	11,450,000	USD	13,505,100	138,262
02/28/2019	Toronto Dominion Bank	CAD	9,279,000	USD	7,003,452	5,715
Subtotal - Appreciation						810,176
02/12/2019	Barclays Capital	USD	38,608,000	CNY	263,750,552	(624,829)
02/28/2019	Barclays Capital	USD	77,766,236	CHF	76,945,195	(62,766)
Subtotal - Depreciation						(687,595)
Total Forward Foreign Currency Contracts – Currency Risk						$122,581

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	3 Month NZD BBSW	Semi-Annually	2.57%	Semi-Annually	11/12/2023	NZD	255,000,000	$–	$1,117,572	$ 1,117,572
Pay	6 Month AUD BBSW	Semi-Annually	2.51	Semi-Annually	09/28/2023	AUD	235,000,000	–	576,296	576,296
Pay	3 Month USD LIBOR	Quarterly	3.19	Semi-Annually	03/14/2029	USD	26,000,000	–	278,378	278,378
Receive	3 Month NZD BBSW	Quarterly	(2.41)	Semi-Annually	10/01/2023	NZD	255,000,000	–	56,087	56,087
Subtotal-Appreciation								–	2,028,333	2,028,333
Pay	3 Month USD LIBOR	Quarterly	3.07	Semi-Annually	03/14/2029	USD	77,500,000	–	(17,324)	(17,324)
Receive	6 Month AUD BBSW	Semi-Annually	(2.58)	Semi-Annually	11/09/2023	AUD	235,000,000	–	(1,059,267)	(1,059,267)
Pay	3 Month USD LIBOR	Quarterly	2.35	Semi-Annually	02/13/2027	USD	27,000,000	–	(1,348,066)	(1,348,066)
Pay	3 Month USD LIBOR	Quarterly	2.50	Semi-Annually	12/19/2026	USD	54,200,000	–	(2,069,351)	(2,069,351)
Pay	3 Month USD LIBOR	Quarterly	2.50	Semi-Annually	03/07/2027	USD	77,400,000	–	(3,048,717)	(3,048,717)
Subtotal-Depreciation								–	(7,542,725)	(7,542,725)
Total Centrally Cleared Interest Rate Swap Agreements - Interest Rate Risk								$–	$(5,514,392)	$(5,514,392)

Abbreviations:

AUD –Australia Dollar

CAD –Canadian Dollar

CHF –Swiss Franc

CNY –China Yuan Renminbi

EUR –Euro

GBP –British Pound Sterling

JPY  –Japan Yen

NZD –New Zealand Dollar

USD –U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

Invesco Core Plus Bond Fund

B.	Securities Transactions and Investment Income – (continued)

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to

Invesco Core Plus Bond Fund

F.	Futures Contracts – (continued)

be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

G.

Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

H.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Invesco Core Plus Bond Fund

H.	Swap Agreements – (continued)

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of November 30, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

I.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Invesco Core Plus Bond Fund

K.

Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

L.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$–	$2,477,519,654	$–	$2,477,519,654
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	714,338,795	–	714,338,795
Asset-Backed Securities	–	674,427,901	–	674,427,901
U.S. Treasury Securities	–	248,674,748	–	248,674,748
Preferred Stocks	84,811,125	1,162,146	–	85,973,271
Agency Credit Risk Transfer Notes	–	38,204,441	–	38,204,441
Variable Rate Senior Loan Interests	–	22,098,252	–	22,098,252
Non-U.S. Dollar Denominated Bonds & Notes	–	8,158,316	–	8,158,316
Municipal Obligations	–	1,174,236	–	1,174,236
Common Stocks & Other Equity Interests	4,042	14,555	1	18,598
Investments Matured	–	14,925	–	14,925
Money Market Funds	190,173,311	–	–	190,173,311
Options Purchased	4,852,541	2,325,573	–	7,178,114
Total Investments in Securities	279,841,019	4,188,113,542	1	4,467,954,562

Other Investments - Assets*
Forward Foreign Currency Contracts	–	810,176	–	810,176
Futures Contracts	829,573	–	–	829,573
Swap Agreements	–	2,028,333	–	2,028,333
	829,573	2,838,509	–	3,668,082

Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(687,595)	–	(687,595)
Futures Contracts	(1,458,278)	–	–	(1,458,278)
Options Written	(94,694)	–	–	(94,694)
Swap Agreements	–	(7,542,725)	–	(7,542,725)
	(1,552,972)	(8,230,320)	–	(9,783,292)
Total Other Investments	(723,399)	(5,391,811)	–	(6,115,210)
Total Investments	$279,117,620	$4,182,721,731	$1	$4,461,839,352

Invesco Core Plus Bond Fund

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2018:

	Value
Derivative Assets	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts – Exchange-Traded	$-	$-	$829,573	$ 829,573
Unrealized appreciation on swap agreements – Centrally Cleared	-	-	2,028,333	2,028,333
Unrealized appreciation on forward foreign currency contracts outstanding	810,176	-	-	810,176
Options purchased, at value — Exchange-Traded(a)	-	2,986,300	-	2,986,300
Options purchased, at value — OTC(a)	2,980,241	-	1,211,573	4,191,814
Total Derivative Assets	3,790,417	2,986,300	4,069,479	10,846,196
Derivatives not subject to master netting agreements	-	(2,986,300)	(2,857,906)	(5,844,206)
Total Derivative Assets subject to master netting agreements	$3,790,417	$-	$1,211,573	$ 5,001,990

	Value
Derivative Liabilities	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts – Exchange-Traded	$-	$-	$(1,458,277)	$ (1,458,277)
Unrealized appreciation on swap agreements – Centrally Cleared	-	-	(7,542,725)	(7,542,725)
Unrealized depreciation on forward foreign currency contracts outstanding	(687,595)	-	-	(687,595)
Options purchased, at value — Exchange-Traded	-	(82,134)	-	(82,134)
Options purchased, at value — OTC	(12,560)	-	-	(12,560)
Total Derivative Liabilities	(700,155)	(82,134)	(9,001,002)	(9,783,291)
Derivatives not subject to master netting agreements	-	82,134	9,001,002	9,083,136
Total Derivative Liabilities subject to master netting agreements	$(700,155)	$-	$-	$ (700,155)

(a)	Options purchased, at value as reported in the Schedule of Investments.

Effect of Derivative Investments for the ended November 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$-	$(18,171,666)	$-	$-	$(18,171,666)
Futures contracts	-	-	-	(6,679,573)	(6,679,573)
Options written	-	815,051	25,977	1,002,653	1,843,681
Swap agreements	734,381	-	-	586,814	1,321,195
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(122,581)	-	-	(122,581)
Futures contracts	-	-	-	(628,704)	(628,704)
Options written	-	(889,034)	(1,493)	-	(890,527)
Swap agreements	2,434	-	-	5,511,958	5,514,392
Total	$736,815	$(18,368,230)	$24,484	$(206,852)	$(17,813,783)

    The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Equity Options Purchased	Equity Options Written	Options Purchased	Options Written	Swap Agreements
Average notional value	$1,267,158,567	$837,775,689	$30,511,743	$3,345,933	$260,268,540	$85,112,161	$714,425,113

Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	MS-EWSP-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-99.65%

Advertising-0.45%

Interpublic Group of Cos., Inc. (The)	703,395	$16,529,782
Omnicom Group, Inc.	231,575	17,824,328
		34,354,110

Aerospace & Defense-2.24%

Arconic, Inc.	704,015	15,122,242
Boeing Co. (The)	44,396	15,394,757
General Dynamics Corp.	79,666	14,729,447
Harris Corp.	96,976	13,862,719
Huntington Ingalls Industries, Inc.	63,163	13,611,626
L3 Technologies, Inc.	73,895	13,544,215
Lockheed Martin Corp.	47,570	14,291,455
Northrop Grumman Corp.	51,975	13,507,263
Raytheon Co.	78,627	13,786,458
Textron, Inc.	226,357	12,707,682
TransDigm Group, Inc.(b)	43,174	15,614,741
United Technologies Corp.	115,922	14,123,933
		170,296,538

Agricultural & Farm Machinery-0.22%

Deere & Co.	108,107	16,743,612

Agricultural Products-0.19%

Archer-Daniels-Midland Co.	319,226	14,690,781

Air Freight & Logistics-0.80%

C.H. Robinson Worldwide, Inc.	159,597	14,735,591
Expeditors International of Washington, Inc.	211,885	16,122,329
FedEx Corp.	62,535	14,320,515
United Parcel Service, Inc. - Class B	132,685	15,297,254
		60,475,689

Airlines-1.07%

Alaska Air Group, Inc.	231,810	16,982,401
American Airlines Group, Inc.	401,964	16,142,874
Delta Air Lines, Inc.	275,748	16,740,661
Southwest Airlines Co.	255,871	13,973,115
United Continental Holdings, Inc.(b)	176,841	17,100,525
		80,939,576

Alternative Carriers-0.17%
CenturyLink, Inc.	702,468	13,206,398

Apparel Retail-1.08%

Foot Locker, Inc.	342,865	19,337,586
Gap, Inc. (The)	575,022	15,692,350
L Brands, Inc.	551,402	18,256,920
Ross Stores, Inc.	165,038	14,457,329

	Shares	Value
Apparel Retail-(continued)

TJX Cos., Inc. (The)	293,722	$14,348,320
		82,092,505

Apparel, Accessories & Luxury Goods-1.28%

Hanesbrands Inc.	903,002	14,366,762
Michael Kors Holdings Ltd.(b)	218,673	9,566,944
PVH Corp.	114,476	12,650,743
Ralph Lauren Corp.	121,254	13,507,695
Tapestry, Inc.	319,866	12,452,383
Under Armour Inc. - Series A(b)(c)	432,595	10,330,369
Under Armour, Inc. - Series C(b)	438,112	9,783,041
VF Corp.	175,212	14,242,983
		96,900,920

Application Software-1.56%

Adobe Systems, Inc.(b)	58,152	14,589,755
ANSYS, Inc.(b)	84,291	13,656,828
Autodesk, Inc.(b)	105,543	15,250,964
Cadence Design Systems, Inc.(b)	345,311	15,552,808
Citrix Systems, Inc.(b)	142,219	15,497,604
Intuit, Inc.	70,203	15,060,650
salesforce.com, inc.(b)	101,428	14,479,861
Synopsys, Inc.(b)	155,511	14,297,681
		118,386,151

Asset Management & Custody Banks-1.72%

Affiliated Managers Group, Inc.	111,737	12,416,215
Ameriprise Financial, Inc.	108,320	14,054,520
Bank of New York Mellon Corp. (The)	309,276	15,868,952
BlackRock, Inc.	33,554	14,361,448
Franklin Resources, Inc.	500,441	16,959,945
Invesco Ltd.(d)	672,593	13,687,268
Northern Trust Corp.	153,376	15,219,500
State Street Corp.	183,000	13,362,660
T. Rowe Price Group, Inc.	144,732	14,380,572
		130,311,080

Auto Parts & Equipment-0.36%

Aptiv PLC	183,863	13,219,750
BorgWarner, Inc.	356,008	14,090,796
		27,310,546

Automobile Manufacturers-0.44%

Ford Motor Co.	1,690,383	15,906,504
General Motors Co.	461,279	17,505,538
		33,412,042

Automotive Retail-0.84%

Advance Auto Parts, Inc.	96,548	17,157,545
AutoZone, Inc.(b)	21,321	17,250,182

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Automotive Retail-(continued)

CarMax, Inc.(b)	198,386	$13,107,363
O’Reilly Automotive, Inc.(b)	47,158	16,353,451
		63,868,541

Biotechnology-1.84%

AbbVie Inc.	166,953	15,738,659
Alexion Pharmaceuticals, Inc.(b)	135,143	16,642,860
Amgen, Inc.	79,639	16,584,822
Biogen, Inc.(b)	47,165	15,739,904
Celgene Corp.(b)	183,252	13,234,459
Gilead Sciences, Inc.	217,689	15,660,547
Incyte Corp.(b)	234,602	15,073,178
Regeneron Pharmaceuticals, Inc.(b)	40,732	14,893,656
Vertex Pharmaceuticals, Inc.(b)	89,235	16,132,796
		139,700,881

Brewers-0.22%

Molson Coors Brewing Co. - Class B	252,994	16,639,415

Broadcasting-0.40%

CBS Corp. - Class B	286,018	15,496,455
Discovery, Inc. - Class A(b)(c)	164,913	5,066,128
Discovery, Inc. - Class C(b)	360,987	10,082,367
		30,644,950

Building Products-0.92%

A.O. Smith Corp.	269,104	12,750,148
Allegion PLC	181,895	16,659,763
Fortune Brands Home & Security, Inc.	289,072	12,661,354
Johnson Controls International PLC	420,371	14,620,503
Masco Corp.	418,280	13,255,293
		69,947,061

Cable & Satellite-0.63%

Charter Communications, Inc. - Class A(b)	50,212	16,529,791
Comcast Corp. - Class A	432,200	16,860,122
DISH Network Corp. - Class A(b)	439,090	14,384,588
		47,774,501

Casinos & Gaming-0.38%

MGM Resorts International	577,099	15,558,589
Wynn Resorts Ltd.	118,081	12,918,061
		28,476,650

Commodity Chemicals-0.19%

LyondellBasell Industries N.V. - Class A	151,686	14,153,821

Communications Equipment-1.02%

Arista Networks, Inc.(b)	58,890	14,044,087
Cisco Systems, Inc.	337,006	16,132,477
F5 Networks, Inc.(b)	82,086	14,116,330
Juniper Networks, Inc.	573,165	16,455,567
Motorola Solutions, Inc.	126,017	16,539,731
		77,288,192

	Shares	Value
Computer & Electronics Retail-0.17%

Best Buy Co., Inc.	203,777	$13,161,956

Construction & Engineering-0.55%

Fluor Corp.	276,177	11,303,925
Jacobs Engineering Group, Inc.	210,795	13,842,908
Quanta Services, Inc.(b)	462,213	16,223,676
		41,370,509

Construction Machinery & Heavy Trucks-0.61%

Caterpillar, Inc.	110,241	14,956,396
Cummins, Inc.	111,550	16,850,743
PACCAR, Inc.	227,098	14,130,038
		45,937,177

Construction Materials-0.41%

Martin Marietta Materials, Inc.	82,340	15,701,415
Vulcan Materials Co.	143,652	15,185,453
		30,886,868

Consumer Electronics-0.20%

Garmin Ltd.	232,451	15,495,184

Consumer Finance-0.77%

American Express Co.	145,802	16,369,190
Capital One Financial Corp.	163,017	14,619,365
Discover Financial Services	205,216	14,631,901
Synchrony Financial	490,153	12,734,175
		58,354,631

Copper-0.18%

Freeport-McMoRan Inc.	1,166,845	13,932,129

Data Processing & Outsourced Services-2.67%

Alliance Data Systems Corp.	66,150	13,253,814
Automatic Data Processing, Inc.	108,327	15,969,566
Broadridge Financial Solutions, Inc.	115,989	12,279,755
Fidelity National Information Services, Inc.	145,061	15,659,335
Fiserv, Inc.(b)	196,386	15,540,024
FleetCor Technologies, Inc.(b)	72,254	13,973,924
Global Payments, Inc.	124,224	13,889,486
Jack Henry & Associates, Inc.	85,232	11,906,910
Mastercard, Inc. - Class A	73,288	14,736,018
Paychex, Inc.	214,763	15,196,630
PayPal Holdings, Inc.(b)	175,964	15,099,471
Total System Services, Inc.	161,632	14,121,788
Visa Inc. - Class A	108,049	15,311,624
Western Union Co. (The)	852,862	15,974,105
		202,912,450

Department Stores-0.54%

Kohl’s Corp.	197,601	13,272,859
Macy’s, Inc.	440,422	15,071,241
Nordstrom, Inc.	243,879	12,893,883
		41,237,983

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Distillers & Vintners-0.40%

Brown-Forman Corp. - Class B	320,250	$15,282,330
Constellation Brands, Inc. - Class A	75,331	14,746,797
		30,029,127

Distributors-0.39%

Genuine Parts Co.	156,762	16,257,787
LKQ Corp.(b)	487,312	13,566,766
		29,824,553

Diversified Banks-1.02%

Bank of America Corp.	525,982	14,937,889
Citigroup Inc.	226,454	14,671,954
JPMorgan Chase & Co.	140,741	15,648,992
U.S. Bancorp	295,052	16,068,532
Wells Fargo & Co.	291,871	15,842,758
		77,170,125

Diversified Chemicals-0.35%
DowDuPont, Inc.	232,926	13,474,769
Eastman Chemical Co.	163,870	12,916,234
		26,391,003

Diversified Support Services-0.35%

Cintas Corp.	74,477	13,955,500
Copart, Inc.(b)	246,399	12,610,701
		26,566,201

Drug Retail-0.25%

Walgreens Boots Alliance, Inc.	227,291	19,244,729

Electric Utilities-3.18%

Alliant Energy Corp.	364,455	16,542,612
American Electric Power Co., Inc.	220,028	17,104,977
Duke Energy Corp.	195,521	17,317,295
Edison International	233,778	12,932,599
Entergy Corp.	190,712	16,603,387
Evergy, Inc.	276,560	16,419,367
Eversource Energy	251,441	17,183,478
Exelon Corp.	362,388	16,811,179
FirstEnergy Corp.	422,260	15,974,096
NextEra Energy, Inc.	91,989	16,715,321
PG&E Corp.(b)	340,091	8,971,601
Pinnacle West Capital Corp.	198,806	17,765,304
PPL Corp.	529,645	16,201,841
Southern Co. (The)	363,874	17,222,156
Xcel Energy, Inc.	330,043	17,310,755
		241,075,968

Electrical Components & Equipment-0.75%

AMETEK, Inc.	197,625	14,511,604
Eaton Corp. PLC	183,294	14,102,640
Emerson Electric Co.	206,010	13,909,795
Rockwell Automation, Inc.	83,371	14,534,900
		57,058,939

	Shares	Value
Electronic Components-0.38%

Amphenol Corp.	164,970	$14,507,462
Corning, Inc.	452,909	14,592,728
		29,100,190

Electronic Equipment & Instruments-0.38%

FLIR Systems, Inc.	253,879	11,642,891
Keysight Technologies, Inc.(b)	282,663	17,474,227
		29,117,118

Electronic Manufacturing Services-0.36%

IPG Photonics Corp.(b)	100,207	14,244,425
TE Connectivity Ltd.	174,066	13,390,897
		27,635,322

Environmental & Facilities Services-0.65%

Republic Services, Inc.	213,186	16,487,805
Rollins, Inc.	258,840	16,451,870
Waste Management, Inc.	173,574	16,272,563
		49,212,238

Fertilizers & Agricultural Chemicals-0.62%

CF Industries Holdings, Inc.	309,876	13,073,668
FMC Corp.	187,006	15,472,877
Mosaic Co. (The)	518,808	18,677,088
		47,223,633

Financial Exchanges & Data-1.43%

Cboe Global Markets, Inc.	153,302	16,498,361
CME Group, Inc. - Class A	92,255	17,535,831
Intercontinental Exchange, Inc.	204,874	16,742,303
Moody’s Corp.	87,986	13,995,933
MSCI, Inc.	87,682	13,773,965
Nasdaq, Inc.	176,061	16,077,891
S&P Global, Inc.	74,662	13,652,693
		108,276,977

Food Distributors-0.19%

Sysco Corp.	217,216	14,640,358

Food Retail-0.22%

Kroger Co. (The)	574,608	17,042,873

Footwear-0.19%

NIKE, Inc. - Class B	191,329	14,372,634

General Merchandise Stores-0.60%

Dollar General Corp.	146,672	16,279,126
Dollar Tree, Inc.(b)	188,886	16,389,638
Target Corp.	181,647	12,889,671
		45,558,435

Gold-0.22%

Newmont Mining Corp.	525,809	17,004,663

Health Care Distributors-0.87%

AmerisourceBergen Corp.	186,091	16,543,490

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Health Care Distributors-(continued)

Cardinal Health, Inc.	306,604	$16,811,097
Henry Schein, Inc.(b)	191,558	17,086,974
McKesson Corp.	124,253	15,469,498
		65,911,059

Health Care Equipment-3.11%

Abbott Laboratories	233,470	17,288,454
ABIOMED, Inc.(b)	40,372	13,430,957
Baxter International, Inc.	205,613	14,094,771
Becton, Dickinson and Co.	61,289	15,490,795
Boston Scientific Corp.(b)	427,229	16,093,717
Danaher Corp.	149,472	16,373,163
Edwards Lifesciences Corp.(b)	107,939	17,487,197
Hologic, Inc.(b)	402,979	17,896,297
IDEXX Laboratories, Inc.(b)	64,426	13,127,442
Intuitive Surgical, Inc.(b)	28,105	14,920,101
Medtronic PLC	164,664	16,059,680
ResMed, Inc.	139,841	15,632,825
Stryker Corp.	93,689	16,438,672
Varian Medical Systems, Inc.(b)	142,957	17,639,464
Zimmer Biomet Holdings, Inc.	122,810	14,371,226
		236,344,761

Health Care Facilities-0.46%

HCA Healthcare, Inc.	119,539	17,212,420
Universal Health Services Inc. - Class B	126,918	17,513,415
		34,725,835

Health Care REITs-0.69%

HCP, Inc.	607,380	17,771,939
Ventas, Inc.	276,082	17,528,446
Welltower, Inc.	240,537	17,398,041
		52,698,426

Health Care Services-1.00%

CVS Health Corp.	207,699	16,657,453
DaVita, Inc.(b)	225,686	14,908,817
Express Scripts Holding Co.(b)	173,971	17,652,837
Laboratory Corp. of America Holdings(b)	92,345	13,449,126
Quest Diagnostics, Inc.	147,648	13,077,183
		75,745,416

Health Care Supplies-0.55%

Align Technology, Inc.(b)	40,942	9,412,156
Cooper Cos., Inc. (The)	60,756	16,940,596
DENTSPLY SIRONA, Inc.	415,776	15,708,017
		42,060,769

Health Care Technology-0.19%

Cerner Corp.(b)	245,982	14,244,818

Home Furnishings-0.32%

Leggett & Platt, Inc.	344,269	13,336,981

	Shares	Value
Home Furnishings-(continued)

Mohawk Industries, Inc.(b)	85,376	$10,933,251
		24,270,232

Home Improvement Retail-0.36%

Home Depot, Inc. (The)	76,405	13,777,349
Lowe’s Cos., Inc.	140,259	13,236,242
		27,013,591

Homebuilding-0.56%

D.R. Horton, Inc.	371,490	13,826,858
Lennar Corp. - Class A	304,095	12,993,979
PulteGroup, Inc.	591,196	15,678,518
		42,499,355

Hotel & Resort REITs-0.19%

Host Hotels & Resorts, Inc.	740,571	14,070,849

Hotels, Resorts & Cruise Lines-0.96%

Carnival Corp.	249,790	15,059,839
Hilton Worldwide Holdings, Inc.	199,526	15,072,194
Marriott International, Inc. - Class A	122,471	14,087,839
Norwegian Cruise Line Holdings Ltd.(b)	287,977	14,778,980
Royal Caribbean Cruises Ltd.	123,551	13,969,912
		72,968,764

Household Appliances-0.22%

Whirlpool Corp.	129,648	16,352,502

Household Products-1.11%

Church & Dwight Co., Inc.	268,246	17,755,203
Clorox Co. (The)	105,522	17,476,554
Colgate-Palmolive Co.	234,947	14,923,833
Kimberly-Clark Corp.	137,174	15,825,764
Procter & Gamble Co. (The)	191,054	18,056,514
		84,037,868

Housewares & Specialties-0.23%

Newell Brands, Inc.	736,134	17,225,536

Human Resource & Employment Services-0.18%

Robert Half International, Inc.	222,790	13,775,106

Hypermarkets & Super Centers-0.42%

Costco Wholesale Corp.	67,864	15,695,586
Walmart, Inc.	168,877	16,490,839
		32,186,425

Independent Power Producers & Energy Traders-0.46%

AES Corp. (The)	1,178,901	18,261,176
NRG Energy, Inc.	440,786	16,939,406
		35,200,582

Industrial Conglomerates-0.73%

3M Co.	76,842	15,976,988
General Electric Co.	1,259,788	9,448,410
Honeywell International, Inc.	100,801	14,792,547

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Industrial Conglomerates-(continued)

Roper Technologies, Inc.	51,391	$15,293,448
		55,511,393

Industrial Gases-0.41%

Air Products and Chemicals, Inc.	94,739	15,240,663
Linde PLC (United Kingdom)	101,751	16,183,497
		31,424,160

Industrial Machinery-1.94%

Dover Corp.	180,539	15,325,956
Flowserve Corp.	287,459	13,944,636
Fortive Corp.	183,652	13,970,408
Illinois Tool Works, Inc.	110,249	15,330,123
Ingersoll-Rand PLC	154,488	15,992,598
Parker-Hannifin Corp.	85,354	14,684,302
Pentair PLC (United Kingdom)	362,471	15,477,512
Snap-on, Inc.	85,688	14,244,773
Stanley Black & Decker, Inc.	107,685	14,090,582
Xylem, Inc.	197,381	14,404,865
		147,465,755

Industrial REITs-0.42%

Duke Realty Corp.	555,815	15,818,495
Prologis, Inc.	237,603	16,000,186
		31,818,681

Insurance Brokers-0.89%

Aon PLC	105,112	17,355,042
Arthur J. Gallagher & Co.	213,300	16,439,031
Marsh & McLennan Cos., Inc.	184,096	16,329,315
Willis Towers Watson PLC	108,703	17,332,694
		67,456,082

Integrated Oil & Gas-0.61%

Chevron Corp.	136,087	16,186,188
Exxon Mobil Corp.	192,644	15,315,198
Occidental Petroleum Corp.	205,904	14,468,874
		45,970,260

Integrated Telecommunication Services-0.43%

AT&T Inc.	475,419	14,852,090
Verizon Communications Inc.	292,834	17,657,890
		32,509,980

Interactive Home Entertainment-0.46%

Activision Blizzard, Inc.	196,555	9,804,163
Electronic Arts, Inc.(b)	139,792	11,752,314
Take-Two Interactive Software, Inc.(b)	119,111	13,062,903
		34,619,380

Interactive Media & Services-0.87%

Alphabet, Inc. - Class A(b)	6,740	7,479,041
Alphabet, Inc. - Class C(b)	6,851	7,497,940
Facebook, Inc. - Class A(b)	98,410	13,837,430
TripAdvisor, Inc.(b)	317,009	20,307,596

	Shares	Value
Interactive Media & Services-(continued)

Twitter, Inc.(b)	530,348	$16,679,445
		65,801,452

Internet & Direct Marketing Retail-0.77%

Amazon.com, Inc.(b)(e)	8,107	13,702,208
Booking Holdings Inc.(b)	8,335	15,768,820
eBay Inc.(b)	468,449	13,983,203
Expedia Group, Inc.	123,123	14,872,027
		58,326,258

Internet Services & Infrastructure-0.39%

Akamai Technologies, Inc.(b)	210,739	14,488,306
VeriSign, Inc.(b)	97,610	15,233,017
		29,721,323

Investment Banking & Brokerage-0.94%

Charles Schwab Corp. (The)	312,238	13,988,262
E*TRADE Financial Corp.	297,414	15,551,778
Goldman Sachs Group, Inc. (The)	69,682	13,287,661
Morgan Stanley	331,481	14,714,442
Raymond James Financial Inc.	172,581	13,759,883
		71,302,026

IT Consulting & Other Services-0.92%

Accenture PLC - Class A	93,066	15,311,218
Cognizant Technology Solutions Corp. - Class A	209,413	14,916,488
DXC Technology Co.	172,767	10,891,232
Gartner, Inc.(b)	102,253	15,664,137
International Business Machines Corp.	107,692	13,382,885
		70,165,960

Leisure Products-0.36%

Hasbro Inc.	151,284	13,766,844
Mattel, Inc.(b)(c)	977,010	13,580,439
		27,347,283

Life & Health Insurance-1.60%

Aflac, Inc.	338,362	15,476,678
Brighthouse Financial, Inc.(b)	380,607	15,323,238
Lincoln National Corp.	237,568	14,959,657
MetLife, Inc.	343,307	15,321,791
Principal Financial Group, Inc.	280,543	13,836,381
Prudential Financial, Inc.	159,965	14,998,318
Torchmark Corp.	183,948	15,894,947
Unum Group	432,902	15,545,511
		121,356,521

Life Sciences Tools & Services-1.47%

Agilent Technologies, Inc.	232,012	16,786,068
Illumina, Inc.(b)	45,236	15,267,150
IQVIA Holdings, Inc.(b)	126,186	15,782,083
Mettler-Toledo International, Inc.(b)	26,186	16,671,579
PerkinElmer, Inc.	166,848	14,525,787
Thermo Fisher Scientific, Inc.	66,013	16,473,544

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Life Sciences Tools & Services-(continued)

Waters Corp.(b)	81,429	$16,170,171
		111,676,382

Managed Health Care-1.28%

Anthem, Inc.	58,992	17,111,809
Centene Corp.(b)	109,983	15,645,082
Cigna Corp.	81,871	18,288,344
Humana, Inc.	47,366	15,605,676
UnitedHealth Group Inc.	60,208	16,940,123
WellCare Health Plans, Inc.(b)	52,997	13,507,875
		97,098,909

Metal & Glass Containers-0.23%

Ball Corp.	361,896	17,772,713

Motorcycle Manufacturers-0.20%

Harley-Davidson, Inc.	360,833	15,259,628

Movies & Entertainment-0.84%

Netflix, Inc.(b)	43,817	12,537,358
Twenty-First Century Fox, Inc. - Class A	252,280	12,480,292
Twenty-First Century Fox, Inc. - Class B	105,118	5,153,935
Viacom, Inc. - Class B	535,145	16,514,575
Walt Disney Co. (The)	146,202	16,884,869
		63,571,029

Multi-line Insurance-0.75%

American International Group, Inc.	299,983	12,974,265
Assurant, Inc.	153,819	14,957,360
Hartford Financial Services Group, Inc. (The)	320,507	14,163,204
Loews Corp.	313,340	15,059,120
		57,153,949

Multi-Sector Holdings-0.41%

Berkshire Hathaway, Inc. - Class B(b)	73,827	16,112,004
Jefferies Financial Group, Inc.	683,822	14,941,511
		31,053,515

Multi-Utilities-2.44%

Ameren Corp.	244,214	16,757,965
CenterPoint Energy, Inc.	552,355	15,471,464
CMS Energy Corp.	317,072	16,516,280
Consolidated Edison, Inc.	198,954	15,985,954
Dominion Energy, Inc.	222,294	16,560,903
DTE Energy Co.	142,245	17,032,416
NiSource Inc.	644,377	17,024,440
Public Service Enterprise Group, Inc.	299,870	16,762,733
SCANA Corp.	450,355	21,013,564
Sempra Energy	134,540	15,501,699
WEC Energy Group, Inc.	232,181	16,828,479
		185,455,897

Office REITs-0.83%

Alexandria Real Estate Equities, Inc.	125,789	15,660,730
Boston Properties, Inc.	126,818	16,638,522

	Shares	Value
Office REITs-(continued)

SL Green Realty Corp.	159,390	$15,368,384
Vornado Realty Trust	212,931	15,322,515
		62,990,151

Oil & Gas Drilling-0.20%

Helmerich & Payne, Inc.	244,588	14,822,033

Oil & Gas Equipment & Services-0.79%

Baker Hughes a GE Co.	506,150	11,550,343
Halliburton Co.	413,516	12,996,808
National Oilwell Varco, Inc.	360,589	11,578,513
Schlumberger Ltd.	260,886	11,765,959
TechnipFMC PLC (United Kingdom)	530,172	12,241,671
		60,133,294

Oil & Gas Exploration & Production-2.47%

Anadarko Petroleum Corp.	253,516	13,410,996
Apache Corp.	351,388	12,344,260
Cabot Oil & Gas Corp.	728,746	18,335,249
Cimarex Energy Co.	174,218	14,282,392
Concho Resources Inc.(b)	113,202	14,754,749
ConocoPhillips	217,334	14,383,164
Devon Energy Corp.	402,674	10,884,278
Diamondback Energy, Inc.	111,136	12,267,192
EOG Resources, Inc.	135,579	14,006,667
Hess Corp.	241,994	13,041,057
Marathon Oil Corp.	765,043	12,768,568
Newfield Exploration Co.(b)	587,067	9,950,786
Noble Energy, Inc.	543,706	12,907,580
Pioneer Natural Resources Co.	93,727	13,848,164
		187,185,102

Oil & Gas Refining & Marketing-0.67%

HollyFrontier Corp.	226,936	14,176,692
Marathon Petroleum Corp.	189,401	12,341,369
Phillips 66	140,617	13,150,502
Valero Energy Corp.	136,378	10,896,602
		50,565,165

Oil & Gas Storage & Transportation-0.58%

Kinder Morgan, Inc.	884,502	15,098,449
ONEOK, Inc.	240,609	14,780,611
Williams Cos., Inc. (The)	568,676	14,398,876
		44,277,936

Packaged Foods & Meats-2.42%

Campbell Soup Co.	386,875	15,165,500
Conagra Brands, Inc.	417,624	13,505,960
General Mills, Inc.	334,536	14,154,218
Hershey Co. (The)	150,741	16,325,250
Hormel Foods Corp.	381,243	17,190,247
JM Smucker Co. (The)	143,807	15,029,270
Kellogg Co.	213,443	13,585,647
Kraft Heinz Co. (The)	270,884	13,847,590

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Packaged Foods & Meats-(continued)

Lamb Weston Holdings, Inc.	204,214	$15,663,214
McCormick & Co., Inc.	120,749	18,112,350
Mondelez International, Inc. - Class A	364,705	16,404,431
Tyson Foods, Inc. - Class A	251,956	14,852,806
		183,836,483

Paper Packaging-0.91%

Avery Dennison Corp.	146,470	14,119,708
International Paper Co.	300,039	13,858,801
Packaging Corp. of America	139,560	13,651,759
Sealed Air Corp.	383,992	14,027,228
WestRock Co.	286,171	13,481,516
		69,139,012

Personal Products-0.36%

Coty, Inc. - Class A	1,341,235	11,185,900
Estee Lauder Cos., Inc. (The) - Class A	113,347	16,170,083
		27,355,983

Pharmaceuticals-2.02%

Allergan PLC	84,868	13,290,329
Bristol-Myers Squibb Co.	263,207	14,071,046
Eli Lilly and Co.	151,026	17,917,725
Johnson & Johnson	114,517	16,822,547
Merck & Co., Inc.	228,266	18,110,624
Mylan N.V.(b)	426,203	14,431,234
Nektar Therapeutics(b)	269,604	10,889,305
Perrigo Co. PLC	216,774	13,500,685
Pfizer Inc.	371,836	17,189,978
Zoetis Inc.	179,464	16,846,286
		153,069,759

Property & Casualty Insurance-1.03%

Allstate Corp. (The)	159,757	14,248,727
Chubb Ltd.	115,661	15,468,502
Cincinnati Financial Corp.	205,401	16,787,423
Progressive Corp. (The)	234,086	15,517,561
Travelers Cos., Inc. (The)	122,867	16,018,171
		78,040,384

Publishing-0.22%

News Corp. - Class A	966,793	12,548,973
News Corp. - Class B	307,175	4,116,145
		16,665,118

Railroads-0.80%

CSX Corp.	217,393	15,789,254
Kansas City Southern	136,250	14,040,563
Norfolk Southern Corp.	89,041	15,202,860
Union Pacific Corp.	101,480	15,605,594
		60,638,271

Real Estate Services-0.20%

CBRE Group, Inc. - Class A(b)	341,545	14,918,686

	Shares	Value
Regional Banks-2.53%

BB&T Corp.	318,145	$16,257,210
Citizens Financial Group, Inc.	397,959	14,469,789
Comerica, Inc.	171,414	13,572,561
Fifth Third Bancorp	550,452	15,374,124
Huntington Bancshares, Inc.	1,020,058	14,882,646
KeyCorp	801,108	14,692,321
M&T Bank Corp.	93,295	15,767,788
People’s United Financial, Inc.	895,410	15,096,613
PNC Financial Services Group, Inc. (The)	113,774	15,448,234
Regions Financial Corp.	842,072	13,852,084
SunTrust Banks, Inc.	232,892	14,599,999
SVB Financial Group(b)	50,029	12,747,890
Zions Bancorp.	305,958	14,887,916
		191,649,175

Reinsurance-0.21%

Everest Re Group, Ltd.	71,510	15,880,941

Research & Consulting Services-0.78%

Equifax, Inc.	116,871	11,999,146
IHS Markit Ltd.(b)	289,701	15,461,342
Nielsen Holdings PLC	584,062	15,868,965
Verisk Analytics, Inc. - Class A(b)	131,332	16,195,862
		59,525,315

Residential REITs-1.32%

Apartment Investment & Management Co. - Class A	361,978	17,045,544
AvalonBay Communities, Inc.	87,151	16,608,366
Equity Residential	235,501	16,779,446
Essex Property Trust, Inc.	64,853	17,024,561
Mid-America Apartment Communities, Inc.	156,180	16,174,001
UDR, Inc.	397,365	16,935,696
		100,567,614

Restaurants-1.12%

Chipotle Mexican Grill, Inc.(b)	32,496	15,377,432
Darden Restaurants, Inc.	134,178	14,832,036
McDonald’s Corp.	99,316	18,722,059
Starbucks Corp.	291,764	19,466,494
Yum! Brands, Inc.	181,235	16,713,492
		85,111,513

Retail REITs-1.26%

Federal Realty Investment Trust	123,246	16,279,564
Kimco Realty Corp.	957,106	15,648,683
Macerich Co. (The)	282,677	14,215,827
Realty Income Corp.	277,039	17,755,430
Regency Centers Corp.	247,085	15,729,431
Simon Property Group, Inc.	87,528	16,253,074
		95,882,009

Semiconductor Equipment-0.61%

Applied Materials, Inc.	408,544	15,230,520

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Semiconductor Equipment-(continued)

KLA-Tencor Corp.	152,906	$15,070,416
Lam Research Corp.	104,092	16,338,280
		46,639,216

Semiconductors-2.48%

Advanced Micro Devices, Inc.(b)	488,206	10,398,788
Analog Devices, Inc.	172,637	15,868,793
Broadcom, Inc.	67,589	16,046,304
Intel Corp.	350,770	17,296,469
Maxim Integrated Products, Inc.	301,847	16,879,284
Microchip Technology, Inc.(c)	191,077	14,330,775
Micron Technology, Inc.(b)	360,589	13,904,312
NVIDIA Corp.	57,786	9,443,966
Qorvo, Inc.(b)	210,906	13,879,724
QUALCOMM Inc.	212,732	12,393,766
Skyworks Solutions, Inc.	182,082	13,250,107
Texas Instruments Inc.	151,614	15,138,658
Xilinx, Inc.	205,931	19,044,499
		187,875,445

Soft Drinks-0.67%

Coca-Cola Co. (The)	347,338	17,505,835
Monster Beverage Corp.(b)	268,336	16,014,293
PepsiCo, Inc.	139,426	17,001,606
		50,521,734

Specialized Consumer Services-0.23%

H&R Block, Inc.	638,708	17,251,503

Specialized REITs-1.87%

American Tower Corp. - Class A	108,526	17,851,442
Crown Castle International Corp.	143,201	16,453,795
Digital Realty Trust, Inc.	131,052	15,076,222
Equinix, Inc.	35,645	13,733,306
Extra Space Storage, Inc.	180,682	17,341,858
Iron Mountain Inc.	448,081	15,221,311
Public Storage	77,326	16,490,543
SBA Communications Corp. - Class A(b)	100,050	17,089,540
Weyerhaeuser Co.	468,999	12,386,264
		141,644,281

Specialty Chemicals-1.03%

Albemarle Corp.	158,316	15,248,997
Ecolab Inc.	101,667	16,316,537
International Flavors & Fragrances, Inc.	117,025	16,574,251
PPG Industries, Inc.	142,409	15,569,576
Sherwin-Williams Co. (The)	34,133	14,474,781
		78,184,142

Specialty Stores-0.60%

Bunge Ltd.	182,749	17,384,912
Tiffany & Co.	124,127	11,295,557
Ulta Beauty, Inc.(b)	57,233	17,043,415
		45,723,884

	Shares	Value
Steel-0.20%

Nucor Corp.	255,258	$15,420,136

Systems Software-1.10%

Fortinet, Inc.(b)	202,560	14,957,030
Microsoft Corp.	140,902	15,624,623
Oracle Corp.	324,347	15,815,160
Red Hat, Inc.(b)	107,308	19,160,916
Symantec Corp.	797,509	17,632,924
		83,190,653

Technology Hardware, Storage & Peripherals-1.27%

Apple Inc.	71,363	12,744,005
Hewlett Packard Enterprise Co.	963,457	14,451,855
HP, Inc.	637,943	14,672,689
NetApp, Inc.	186,243	12,454,069
Seagate Technology PLC	330,795	14,253,957
Western Digital Corp.	280,444	12,729,353
Xerox Corp.	569,081	15,319,660
		96,625,588

Tires & Rubber-0.21%

Goodyear Tire & Rubber Co. (The)	675,723	15,649,745

Tobacco-0.42%

Altria Group, Inc.	257,355	14,110,775
Philip Morris International Inc.	201,362	17,423,854
		31,534,629

Trading Companies & Distributors-0.55%

Fastenal Co.	276,560	16,388,946
United Rentals, Inc.(b)	94,548	11,074,407
W.W. Grainger, Inc.	44,920	14,106,677
		41,570,030

Trucking-0.18%

JB Hunt Transport Services, Inc.	128,243	13,639,925

Water Utilities-0.22%

American Water Works Co., Inc.	179,001	17,078,485
Total Common Stocks & Other Equity Interests (Cost $5,287,836,415)		7,563,421,703

Money Market Funds-0.60%

Invesco Government & Agency Portfolio- Institutional Class, 2.12%(f)	15,869,460	15,869,460
Invesco Liquid Assets Portfolio-Institutional Class, 2.34%(f)	11,332,882	11,335,149
Invesco Treasury Portfolio-Institutional Class, 2.12%(f)	18,136,525	18,136,525
Total Money Market Funds (Cost $45,341,134)		45,341,134
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.25% (Cost $5,333,177,549)		7,608,762,837

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan-0.10%

Money Market Funds-0.10%

Invesco Government & Agency Portfolio Institutional Class, 2.12%, (f)(g) (Cost $7,579,879)	7,579,879	$7,579,879
TOTAL INVESTMENTS IN SECURITIES-100.35% (Cost $5,340,757,428)		7,616,342,716
OTHER ASSETS LESS LIABILITIES-(0.35)%		(26,858,070)
NET ASSETS-100.00%		$7,589,484,646

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at November 30, 2018.
(d)

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of November 30, 2018 represented less than 1% of the Fund’s Net Assets. See Note 3.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2018.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

Open Futures Contracts - Equity Risk
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-Mini S&P 500 Index	263	December-2018	$35,863,255	$408,390	$408,390

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

                                 Invesco Equally-Weighted S&P 500 Fund

B.	Securities Transactions and Investment Income – (continued)

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

E.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

F.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

                                 Invesco Equally-Weighted S&P 500 Fund

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$7,530,879,205	$32,542,498	$–	$7,563,421,703
Money Market Funds	52,921,013	–	–	52,921,013
Total Investments in Securities	7,583,800,218	32,542,498	–	7,616,342,716

Other Investments - Assets*
Futures Contracts	408,390	–	–	408,390
Total Investments	$7,584,208,608	$32,542,498	$–	$7,616,751,106

* Unrealized appreciation (depreciation).

NOTE 3–Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the three months ended November 30, 2018.

	Value 08/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 11/30/18	Dividend Income
Invesco Ltd.	$13,432,569	$2,933,779	$(117,962)	$(2,491,905)	$(69,213)	$13,687,268	$201,778

                                 Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	VK-EQI-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-64.72%

Aerospace & Defense-1.36%

General Dynamics Corp.	1,017,286	$188,086,009

Asset Management & Custody Banks-1.28%

Northern Trust Corp.	674,882	66,968,541
State Street Corp.	1,511,794	110,391,198
		177,359,739

Automobile Manufacturers-1.64%

General Motors Co.	6,007,848	227,997,832

Biotechnology-0.53%

Celgene Corp.(b)	1,009,971	72,940,106

Broadcasting-0.34%

CBS Corp. - Class B	871,627	47,224,751

Building Products-1.08%

Johnson Controls International PLC	4,328,006	150,528,049

Cable & Satellite-1.92%

Charter Communications, Inc. - Class A(b)	495,349	163,068,891
Comcast Corp. - Class A	2,635,509	102,811,206
		265,880,097

Communications Equipment-1.91%

Cisco Systems, Inc.	4,075,604	195,099,163
Juniper Networks, Inc.	2,407,036	69,106,004
		264,205,167

Diversified Banks-9.32%

Bank of America Corp.	12,828,015	364,315,626
Citigroup Inc.	6,693,925	433,699,401
JPMorgan Chase & Co.	2,670,521	296,935,230
Wells Fargo & Co.	3,635,390	197,328,969
		1,292,279,226

Diversified Metals & Mining-0.48%

BHP Group Ltd. (Australia)	3,030,808	67,349,581

Electric Utilities-0.69%

Duke Energy Corp.	589,178	52,183,495
FirstEnergy Corp.	1,168,843	44,217,331
		96,400,826

Fertilizers & Agricultural Chemicals-1.15%

Mosaic Co. (The)	2,565,440	92,355,840
Nutrien Ltd. (Canada)	1,290,613	66,544,006
		158,899,846

Food Distributors-0.74%

US Foods Holding Corp.(b)	3,077,120	102,098,842

	Shares	Value
Health Care Distributors-0.87%

McKesson Corp.	968,455	$120,572,648

Health Care Equipment-1.83%

Medtronic PLC	1,434,807	139,936,727
Zimmer Biomet Holdings, Inc.	975,576	114,161,903
		254,098,630

Health Care Services-2.02%

CVS Health Corp.	3,486,472	279,615,054

Home Improvement Retail-0.66%

Kingfisher PLC (United Kingdom)	28,595,039	91,283,752

Hotels, Resorts & Cruise Lines-1.50%

Carnival Corp.	3,458,274	208,499,340

Industrial Machinery-0.93%

Ingersoll-Rand PLC	1,244,883	128,870,288

Insurance Brokers-1.66%

Aon PLC	640,213	105,705,568
Willis Towers Watson PLC	782,880	124,830,216
		230,535,784

Integrated Oil & Gas-3.55%

BP PLC (United Kingdom)	22,476,409	148,931,002
Occidental Petroleum Corp.	2,332,271	163,888,683
Royal Dutch Shell PLC - Class A (United Kingdom)	5,918,514	179,439,834
		492,259,519

Internet & Direct Marketing Retail-0.75%

eBay Inc.(b)	3,487,124	104,090,651

Investment Banking & Brokerage-2.25%

Goldman Sachs Group, Inc. (The)	446,318	85,108,379
Morgan Stanley	5,099,397	226,362,233
		311,470,612

IT Consulting & Other Services-0.79%

Cognizant Technology Solutions Corp. - Class A	1,537,768	109,535,215

Managed Health Care-0.70%

Anthem, Inc.	333,513	96,742,116

Multi-line Insurance-1.51%

American International Group, Inc.	4,837,061	209,202,888

Oil & Gas Equipment & Services-1.50%

Schlumberger Ltd.	2,045,896	92,269,909
TechnipFMC PLC (United Kingdom)	5,006,518	115,600,501
		207,870,410

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Shares	Value
Oil & Gas Exploration & Production-3.75%

Anadarko Petroleum Corp.	2,409,115	$127,442,184
Apache Corp.	2,216,871	77,878,678
Canadian Natural Resources Ltd. (Canada)	3,008,999	75,618,467
Devon Energy Corp.	5,379,201	145,399,803
Marathon Oil Corp.	5,621,751	93,827,024
		520,166,156

Other Diversified Financial Services-1.04%

AXA Equitable Holdings, Inc.	3,054,281	60,108,250
Voya Financial, Inc.	1,858,342	83,532,473
		143,640,723

Packaged Foods & Meats-1.45%

Mondelez International, Inc. - Class A	4,456,621	200,458,813

Pharmaceuticals-6.00%

Bristol-Myers Squibb Co.	1,701,699	90,972,829
Johnson & Johnson	2,061,694	302,862,849
Merck & Co., Inc.	2,363,489	187,519,217
Novartis AG (Switzerland)	1,579,584	144,194,826
Sanofi (France)	1,174,146	106,266,807
		831,816,528

Railroads-0.77%

CSX Corp.	1,473,840	107,044,999

Regional Banks-3.64%

Citizens Financial Group, Inc.	5,409,320	196,682,875
Fifth Third Bancorp	4,072,058	113,732,580
First Horizon National Corp.	3,535,439	58,299,389
PNC Financial Services Group, Inc. (The)	998,905	135,631,321
		504,346,165

Semiconductors-2.25%

Intel Corp.	3,196,947	157,641,457
QUALCOMM Inc.	2,653,555	154,596,114
		312,237,571

Systems Software-1.36%

Oracle Corp.	3,860,570	188,241,393

Tobacco-1.50%

Philip Morris International Inc.	2,397,395	207,446,589
Total Common Stocks & Other Equity Interests (Cost $7,018,452,247)		8,971,295,915

	Principal Amount

U.S. Dollar Denominated Bonds & Notes-17.94%

Aerospace & Defense-0.07%

BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.85%, 12/15/2020(c)	$3,091,000	3,040,327

	Principal Amount	Value
Aerospace & Defense-(continued)

Precision Castparts Corp., Sr. Unsec. Global Notes, 2.50%, 01/15/2023	$4,150,000	$3,994,921
United Technologies Corp., Sr. unsec. Global Notes, 4.45%, 11/16/2038	3,239,000	3,138,208
		10,173,456

Agricultural & Farm Machinery-0.10%

Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	14,645,000	14,176,564

Agricultural Products-0.03%

Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	3,940,000	4,765,921

Air Freight & Logistics-0.11%

FedEx Corp., Sr. Unsec. Gtd. Bonds, 4.90%, 01/15/2034	4,310,000	4,381,134
Sr. Unsec. Gtd. Notes, 5.10%, 01/15/2044	8,875,000	8,732,047
United Parcel Service, Inc., Sr. Unsec. Notes, 3.40%, 11/15/2046	2,608,000	2,171,492
		15,284,673

Airlines-0.16%

American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	3,515,412	3,426,086
Continental Airlines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/2021	2,612,577	2,663,539
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	4,193,458	4,236,504
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	4,524,053	4,470,103
Series 2018-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.50%, 09/01/2031	5,286,000	5,116,101
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. First Lien Pass Through Ctfs., 5.00%, 04/23/2025(c)	1,647,332	1,674,826
		21,587,159

Application Software-0.82%

Citrix Systems, Inc., Sr. Unsec. Conv. Notes, 0.50%, 04/15/2019	21,913,000	32,988,466

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value
Application Software-(continued)

Nuance Communications, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/15/2022(d)	$29,489,000	$26,946,223
Sr. Unsec. Conv. Global Bonds, 1.25%, 04/01/2025	16,761,000	16,174,549
RealPage, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 11/15/2022	6,658,000	8,986,149
Workday, Inc., Sr. Unsec. Conv. Notes, 0.25%, 10/01/2022	22,666,000	28,375,067
		113,470,454

Asset Management & Custody Banks-0.12%

Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	4,260,000	4,222,793
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(c)	3,975,000	3,860,056
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	4,515,000	4,417,135
Carlyle Holdings Finance LLC, Sr. Unsec. Gtd. Notes, 3.88%, 02/01/2023(c)	1,033,000	1,031,205
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	3,217,000	3,107,095
		16,638,284

Automobile Manufacturers-0.16%

Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes,
3.10%, 05/04/2023	2,847,000	2,572,508
3.81%, 01/09/2024	4,473,000	4,075,320
4.13%, 08/04/2025	7,006,000	6,291,120
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	4,317,000	4,193,849
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	5,467,000	5,388,317
		22,521,114

Automotive Retail-0.10%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes,
5.75%, 05/01/2020	7,393,000	7,597,164
4.50%, 12/01/2023	6,415,000	6,553,615
		14,150,779

Biotechnology-0.71%

AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	7,233,000	6,656,622
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	23,901,000	28,737,726

	Principal Amount	Value
Biotechnology-(continued)

Celgene Corp., Sr. Unsec. Global Notes,
4.00%, 08/15/2023	$4,735,000	$4,717,363
4.63%, 05/15/2044	13,875,000	12,110,532
Gilead Sciences, Inc., Sr. Unsec. Global Notes,
2.55%, 09/01/2020	17,923,000	17,705,706
4.40%, 12/01/2021	4,988,000	5,118,018
Neurocrine Biosciences, Inc., Sr. Unsec. Conv. Notes, 2.25%, 05/15/2024	17,930,000	24,093,438
		99,139,405

Brewers-0.36%

Anheuser-Busch InBev Finance, Inc. (Belgium), Sr. Unsec. Gtd. Global Notes,
2.65%, 02/01/2021	6,754,000	6,621,606
3.30%, 02/01/2023	6,427,000	6,228,848
Sr. Unsec. Gtd. Notes,
4.70%, 02/01/2036(c)	10,870,000	10,269,369
4.90%, 02/01/2046(c)	12,141,000	11,374,598
Heineken N.V. (Netherlands), Sr. Unsec. Notes, 3.50%, 01/29/2028(c)	9,734,000	9,233,432
Molson Coors Brewing Co., Sr. Unsec. Gtd. Global Notes,
1.45%, 07/15/2019	3,501,000	3,461,795
4.20%, 07/15/2046	4,057,000	3,393,180
		50,582,828

Broadcasting-0.59%

Liberty Media Corp., Sr. Unsec. Conv. Deb., 2.25%, 10/05/2021(d)	14,987,000	7,802,067
Liberty Formula One, Sr. Unsec. Conv. Bonds, 1.00%, 01/30/2023	5,397,000	5,533,026
Sr. Unsec. Conv. Notes, 1.38%, 10/15/2023	61,171,000	68,236,251
		81,571,344

Cable & Satellite-0.81%

Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	10,845,000	10,870,977
Comcast Corp., Sr. Unsec. Gtd. Global Notes,
4.15%, 10/15/2028	9,915,000	9,843,609
3.90%, 03/01/2038	8,010,000	7,218,480
4.60%, 10/15/2038	4,030,000	3,954,761
4.70%, 10/15/2048	4,797,000	4,692,267
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	2,465,000	2,891,173

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value
Cable & Satellite-(continued)

DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	$47,161,000	$41,520,544
GCI Liberty, Inc., Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(c)(d)	22,928,000	24,274,378
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes,
5.15%, 04/30/2020	3,320,000	3,403,974
5.95%, 04/01/2041	3,365,000	3,732,509
		112,402,672

Commodity Chemicals-0.06%

Basell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	7,384,000	8,832,438

Communications Equipment-0.31%

Finisar Corp., Sr. Unsec. Conv. Bonds, 0.50%, 12/15/2021(d)	10,562,000	10,172,495
Viavi Solutions Inc., Sr. Unsec. Conv. Notes,
1.75%, 06/01/2023(c)	14,372,000	14,398,703
1.00%, 03/01/2024	19,034,000	19,048,256
		43,619,454

Consumer Finance-0.13%

American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	3,423,000	3,339,097
Capital One Financial Corp., Sr. Unsec. Global Notes, 3.20%, 01/30/2023	10,060,000	9,730,110
Synchrony Financial, Sr. Unsec. Global Notes, 3.95%, 12/01/2027	5,795,000	4,902,805
		17,972,012

Data Processing & Outsourced Services-0.09%

Fiserv, Inc., Sr. Unsec. Sub. Global Notes, 3.80%, 10/01/2023	5,200,000	5,197,827
Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	7,245,000	7,306,326
		12,504,153

Diversified Banks-1.83%

ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.88%, 01/25/2022(c)	3,545,000	3,450,359
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.30%, 06/01/2021	7,448,000	7,234,523

	Principal Amount	Value
Diversified Banks-(continued)

Bank of America Corp., Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	$6,710,000	$6,370,447
Sr. Unsec. Medium-Term Notes, 3.25%, 10/21/2027	5,705,000	5,249,283
Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 2.10%, 12/12/2019	26,340,000	26,059,611
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	6,875,000	6,627,500
Citigroup Inc., Sr. Unsec. Global Notes, 3.67%, 07/24/2028	5,405,000	5,061,586
Unsec. Sub. Global Notes,
6.68%, 09/13/2043	8,000,000	9,466,250
5.30%, 05/06/2044	2,765,000	2,761,719
Unsec. Sub. Notes, 4.75%, 05/18/2046	4,145,000	3,826,773
Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 2.25%, 03/10/2020(c)	10,540,000	10,394,849
Coöperatieve Rabobank U.A. (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(c)(e)	7,975,000	8,323,906
Discover Bank, Sr. Unsec. Notes, 3.35%, 02/06/2023	5,380,000	5,178,404
JPMorgan Chase & Co., Series V, Jr. Unsec. Sub. Global Notes, 5.00%(e)	6,410,000	6,396,218
Sr. Unsec. Global Notes,
3.20%, 06/15/2026	4,365,000	4,066,957
3.51%, 01/23/2029	11,170,000	10,458,866
4.26%, 02/22/2048	5,355,000	4,887,043
3.90%, 01/23/2049	11,170,000	9,588,529
Mizuho Bank Ltd. (Japan), Sr. Unsec. Gtd. Notes, 2.65%, 09/25/2019(c)	7,110,000	7,087,663
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	545,000	547,070
National Australia Bank Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.00%, 01/14/2019	10,015,000	10,006,154
Sr. Unsec. Notes, 1.88%, 07/12/2021	9,725,000	9,311,962
Royal Bank of Canada (Canada), Sr. Unsec. Global Notes, 2.00%, 12/10/2018	33,645,000	33,640,548
Societe Generale S.A. (France), Sr. Unsec. Notes, 2.63%, 09/16/2020(c)	8,565,000	8,428,222
Unsec. Sub. Notes, 5.00%, 01/17/2024(c)	7,365,000	7,382,162
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.05%, 01/15/2021(c)	7,250,000	7,144,237

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value
Diversified Banks-(continued)

Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	$7,235,000	$7,146,719
U.S. Bancorp, Series W, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	3,245,000	3,041,085
Wells Fargo & Co., Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	6,840,000	6,549,561
Unsec. Sub. Medium-Term Notes,
4.10%, 06/03/2026	4,515,000	4,362,139
4.65%, 11/04/2044	14,430,000	13,397,362
		253,447,707

Diversified Capital Markets-0.54%

Credit Suisse Group AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	6,536,000	6,862,800
Sr. Unsec. Conv. Medium-Term Notes, 0.50%, 06/24/2024(c)	75,750,000	67,538,700
		74,401,500

Diversified Chemicals-0.02%

Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	2,529,000	2,514,784

Diversified Metals & Mining-0.02%

Rio Tinto Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	2,175,000	2,669,972

Drug Retail-0.13%

CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	7,356,413	7,847,203
Walgreens Boots Alliance, Inc., Sr. Unsec. Global Notes,
3.30%, 11/18/2021	6,129,000	6,047,322
4.50%, 11/18/2034	4,519,000	4,267,681
		18,162,206

Electric Utilities-0.44%

Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63%(c)(e)	6,390,000	6,030,562
Sr. Unsec. Notes,
4.60%, 01/27/2020(c)	2,150,000	2,180,972
4.88%, 01/22/2044(c)	9,110,000	8,275,957
Georgia Power Co., Sr. Unsec. Global Bonds, 1.95%, 12/01/2018	22,385,000	22,385,000
NextEra Energy Capital Holdings, Inc., Sr. Unsec. Gtd. Deb., 3.55%, 05/01/2027	5,572,000	5,266,536

	Principal Amount	Value
Electric Utilities-(continued)

Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	$1,050,000	$1,105,796
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	355,000	440,055
Southern Electric Generating Co., Sr. Unsec. Gtd. Notes, 2.20%, 12/01/2018(c)	15,135,000	15,135,000
		60,819,878

Environmental & Facilities Services-0.03%

Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	4,786,000	4,527,110

Financial Exchanges & Data-0.07%

Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	9,185,000	9,396,713

Food Retail-0.01%

Alimentation Couche-Tard Inc.(Canada), Sr. Unsec. Gtd. Notes, 4.50%, 07/26/2047(c)	1,188,000	1,092,100

General Merchandise Stores-0.03%

Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	3,650,000	3,543,528

Health Care Distributors-0.08%

McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	11,085,000	11,063,158

Health Care Equipment-1.21%

Becton, Dickinson and Co., Sr. Unsec. Notes, 2.68%, 12/15/2019	2,786,000	2,763,408
Sr. Unsec. Global Notes, 4.88%, 05/15/2044	7,465,000	7,015,058
DexCom, Inc., Sr. Unsec. Conv. Notes,
0.75%, 05/15/2022	25,054,000	36,204,834
0.75%, 12/01/2023(c)	30,543,000	31,972,260
Insulet Corp., Sr. Unsec. Conv. Notes, 1.38%, 11/15/2024(c)	4,536,000	4,959,000
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes,
3.15%, 03/15/2022	10,944,000	10,791,625
4.38%, 03/15/2035	3,635,000	3,653,288
4.63%, 03/15/2044	5,490,000	5,561,217
NuVasive, Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/15/2021	20,477,000	24,319,530
Wright Medical Group N.V., Sr. Unsec. Conv. Bonds, 2.25%, 11/15/2021	9,978,000	14,028,589

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value
Health Care Equipment-(continued)

Wright Medical Group, Inc., Sr. Unsec. Gtd. Conv. Notes, 1.63%, 06/15/2023(c)	$25,471,000	$26,464,140
		167,732,949

Health Care REITs-0.08%

HCP, Inc., Sr. Unsec. Global Notes,
4.20%, 03/01/2024	4,690,000	4,666,613
3.88%, 08/15/2024	5,085,000	4,946,152
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	2,080,000	2,232,305
		11,845,070

Health Care Services-1.11%

Convertible Trust - Consumer, Series 2018-1, Sr. Unsec. Medium Term Notes, 0.25%, 01/17/2024	57,077,000	60,067,835
Convertible Trust - Healthcare, Series 2018-1, Sr. Unsec. Medium-Term Notes, 0.25%, 02/05/2024	56,758,000	59,624,279
CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	3,740,000	3,581,610
Sr. Unsec. Global Notes, 4.10%, 03/25/2025	13,266,000	13,084,197
Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	5,685,000	5,659,612
Halfmoon Parent, Inc., Sr. Sec. Notes, 4.80%, 08/15/2038(c)	3,240,000	3,146,236
Laboratory Corp. of America Holdings, Sr. Unsec. Notes,
3.20%, 02/01/2022	6,132,000	6,039,883
4.70%, 02/01/2045	2,694,000	2,481,344
		153,684,996

Home Improvement Retail-0.05%

Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	6,883,000	6,689,644

Homebuilding-0.06%

MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	10,130,000	7,914,063

Hotel & Resort REITs-0.03%

Hospitality Properties Trust, Sr. Unsec. Notes,
5.00%, 08/15/2022	1,310,000	1,336,344
4.50%, 06/15/2023	2,765,000	2,751,576
		4,087,920

Housewares & Specialties-0.04%

Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	5,638,000	5,754,761

	Principal Amount	Value
Insurance Brokers-0.02%

Willis North America, Inc., Sr. Unsec. Gtd. Global Notes, 3.60%, 05/15/2024	$2,470,000	$2,378,898

Integrated Oil & Gas-0.13%

Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	3,630,000	3,631,037
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	4,005,000	3,867,775
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	7,430,000	7,210,815
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	3,379,000	3,278,543
		17,988,170

Integrated Telecommunication Services-0.49%

AT&T Inc., Sr. Unsec. Global Notes,
3.00%, 06/30/2022	5,334,000	5,175,982
3.40%, 05/15/2025	2,967,000	2,765,734
4.30%, 02/15/2030	3,526,000	3,292,675
4.50%, 05/15/2035	4,755,000	4,225,571
5.35%, 09/01/2040	2,077,000	1,966,995
5.15%, 03/15/2042	1,370,000	1,260,136
4.80%, 06/15/2044	10,275,000	9,012,455
5.15%, 11/15/2046	3,698,000	3,361,617
Orange S.A. (France), Sr. Unsec. Global Notes, 1.63%, 11/03/2019	14,365,000	14,142,450
Telefónica Emisiones, S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes,
7.05%, 06/20/2036	3,600,000	4,147,397
4.67%, 03/06/2038	3,505,000	3,109,213
5.21%, 03/08/2047	6,725,000	6,126,326
Verizon Communications Inc., Sr. Unsec. Global Notes,
4.40%, 11/01/2034	3,285,000	3,125,355
4.81%, 03/15/2039	5,062,000	4,909,161
4.13%, 08/15/2046	857,000	741,969
		67,363,036

Internet & Direct Marketing Retail-0.38%

Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Bonds, 1.25%, 09/15/2019(d)	30,912,000	30,155,985
Liberty Expedia Holdings, Inc., Sr. Unsec. Conv. Deb., 1.00%, 07/05/2022(c)(d)	15,152,000	14,682,985
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	8,810,000	7,857,491
		52,696,461

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value
Investment Banking & Brokerage-0.54%

Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes,
5.25%, 07/27/2021	$5,510,000	$5,689,531
4.02%, 10/31/2038	5,325,000	4,663,761
Goldman Sachs Group, Inc. (The), Unsec. Sub. Notes, 4.25%, 10/21/2025	5,807,000	5,607,759
GS Finance Corp., Series 0001, Sr. Unsec. Conv. Medium-Term Notes, 0.25%, 07/08/2024	56,790,000	52,437,047
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	6,870,000	6,727,941
		75,126,039

IT Consulting & Other Services-0.04%

DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	4,954,000	4,990,666

Life & Health Insurance-0.36%

Athene Global Funding, Sec. Notes, 4.00%, 01/25/2022(c)	12,280,000	12,324,971
Jackson National Life Global Funding, Sr. Sec. Notes,
2.10%, 10/25/2021(c)	5,295,000	5,074,560
3.25%, 01/30/2024(c)	4,885,000	4,721,778
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	9,220,000	9,506,917
Prudential Financial, Inc., Sr. Unsec. Global Notes,
3.91%, 12/07/2047	4,898,000	4,227,506
3.94%, 12/07/2049	4,856,000	4,210,964
Reliance Standard Life Global Funding II, Sr. Sec. First Lien Notes, 3.05%, 01/20/2021(c)	4,985,000	4,929,882
Teachers Insurance and Annuity Association of America, Unsec. Sub. Notes, 4.27%, 05/15/2047(c)	4,869,000	4,583,288
		49,579,866

Movies & Entertainment-0.16%

Live Nation Entertainment, Inc., Sr. Unsec. Conv. Notes, 2.50%, 03/15/2023(c)	20,716,000	22,168,834

Multi-line Insurance-0.14%

American Financial Group, Inc., Sr. Unsec. Notes, 4.50%, 06/15/2047	5,075,000	4,486,113
American International Group, Inc., Sr. Unsec. Global Notes,
2.30%, 07/16/2019	3,855,000	3,833,286
4.38%, 01/15/2055	7,405,000	6,025,695

	Principal Amount	Value
Multi-line Insurance-(continued)

Metropolitan Life Global Funding I, Sec. Notes, 2.05%, 06/12/2020(c)	$5,740,000	$5,631,053
		19,976,147

Multi-Utilities-0.07%

NiSource Inc., Sr. Unsec. Global Notes, 4.38%, 05/15/2047	6,015,000	5,479,962
Sempra Energy, Sr. Unsec. Global Notes, 3.80%, 02/01/2038	5,871,000	4,972,824
		10,452,786

Office REITs-0.06%

Government Properties Income Trust, Sr. Unsec. Global Notes, 4.00%, 07/15/2022	7,200,000	7,147,644
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	1,650,000	1,625,746
		8,773,390

Oil & Gas Equipment & Services-0.34%

Ensco Jersey Finance Ltd., Sr. Unsec. Gtd. Conv. Bonds, 3.00%, 01/31/2024	19,995,000	15,815,105
Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 4.25%, 05/01/2022	10,666,000	10,853,722
Nabors Industries Inc., Sr. Unsec. Gtd. Conv. Bonds, 0.75%, 01/15/2024	10,882,000	7,284,139
Oil States International, Inc., Sr. Unsec. Conv. Notes, 1.50%, 02/15/2023(c)	15,097,000	13,830,301
		47,783,267

Oil & Gas Exploration & Production-0.17%

Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.60%, 03/15/2046	4,830,000	5,361,946
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Bonds, 5.50%, 09/15/2026	10,145,000	8,805,393
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 4.15%, 11/15/2034	2,403,000	2,307,090
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	7,940,000	7,105,047
		23,579,476

Oil & Gas Storage & Transportation-0.72%

Enable Midstream Partners, L.P., Sr. Unsec. Global Notes, 2.40%, 05/15/2019	4,395,000	4,368,435
Energy Transfer Partners, L.P., Sr. Unsec. Gtd. Notes,
4.20%, 09/15/2023	1,638,000	1,606,736
4.90%, 03/15/2035	3,640,000	3,237,420

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)

Enterprise Products Operating LLC, Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/2019	$4,420,000	$4,440,684
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	3,770,000	3,749,357
Sr. Unsec. Gtd. Global Notes,
5.25%, 01/31/2020	2,889,000	2,943,736
4.25%, 02/15/2048	7,354,000	6,414,977
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	555,000	628,774
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	4,203,000	4,065,005
MPLX L.P., Sr. Unsec. Global Notes,
5.50%, 02/15/2023	7,610,000	7,751,588
4.50%, 04/15/2038	8,564,000	7,431,187
MPLX L.P., Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	18,525,000	18,620,154
Plains All American Pipeline L.P./PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	4,275,000	4,156,137
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	5,468,000	4,794,019
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes,
5.50%, 02/15/2020	5,405,000	5,508,548
5.30%, 04/01/2044	8,165,000	7,054,496
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	3,835,000	4,511,037
Western Gas Partners, L.P., Sr. Unsec. Notes, 5.45%, 04/01/2044	9,710,000	8,458,907
		99,741,197

Other Diversified Financial Services-0.16%

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	9,335,000	9,251,909
MassMutual Global Funding II, Sec. Notes, 2.00%, 04/15/2021(c)	10,205,000	9,887,561
SMBC Aviation Capital Finance DAC(Ireland), Sr. Unsec. Gtd. Notes, 2.65%, 07/15/2021(c)	3,225,000	3,115,828
		22,255,298

Packaged Foods & Meats-0.07%

General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	8,595,000	8,516,111

	Principal Amount	Value
Packaged Foods & Meats-(continued)

Mead Johnson Nutrition Co. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.13%, 11/15/2025	$648,000	$654,450
		9,170,561

Paper Packaging-0.10%

International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	2,855,000	2,987,586
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	11,003,000	11,248,063
		14,235,649

Pharmaceuticals-0.70%

Allergan Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	9,265,000	8,533,133
Bayer US Finance II LLC (Germany), Sr. Unsec. Gtd. Notes,
2.13%, 07/15/2019(c)	3,055,000	3,035,521
4.38%, 12/15/2028(c)	9,800,000	9,420,264
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes,
2.38%, 10/08/2019(c)	21,949,000	21,755,639
3.00%, 10/08/2021(c)	6,079,000	5,936,839
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	14,556,000	15,055,693
Medicines Co. (The), Sr. Unsec. Conv. Bonds, 2.75%, 07/15/2023	9,593,000	7,922,264
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 3.15%, 06/15/2021	4,535,000	4,430,464
Pacira Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/01/2022	7,610,000	7,975,508
Perrigo Finance Unlimited Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/2021	520,000	511,034
Supernus Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 0.63%, 04/01/2023(c)	7,244,000	7,885,645
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/2043	4,101,000	4,076,078
		96,538,082

Property & Casualty Insurance-0.24%

Allstate Corp. (The), Sr. Unsec. Bonds, 3.28%, 12/15/2026	3,260,000	3,134,025
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	4,915,000	5,084,825
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	9,030,000	8,650,249
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	4,185,000	4,068,441

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value
Property & Casualty Insurance-(continued)

Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	$6,455,000	$6,535,873
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	5,040,000	5,181,753
		32,655,166

Railroads-0.16%

Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	9,530,000	10,242,950
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	1,660,000	1,775,624
Union Pacific Corp., Sr. Unsec. Notes,
4.85%, 06/15/2044	5,560,000	5,598,042
4.15%, 01/15/2045	4,410,000	4,002,377
		21,618,993

Regional Banks-0.06%

Citizens Financial Group, Inc., Sr. Unsec. Global Notes, 2.38%, 07/28/2021	4,700,000	4,536,043
SunTrust Banks, Inc., Unsec. Sub. Global Notes, 3.30%, 05/15/2026	4,670,000	4,392,104
		8,928,147

Reinsurance-0.03%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	3,711,000	3,821,276

Renewable Electricity-0.04%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	5,806,000	5,448,096

Semiconductors-0.80%

Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Global Notes, 3.63%, 01/15/2024	6,975,000	6,604,297
Cree, Inc., Sr. Unsec. Conv. Notes, 0.88%, 09/01/2023(c)	33,830,000	33,316,325
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2027	20,600,000	20,865,719
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	15,332,000	20,345,779
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	17,148,000	20,474,489
Silicon Laboratories Inc., Sr. Unsec. Conv. Bonds, 1.38%, 03/01/2022	5,936,000	6,641,031

	Principal Amount	Value
Semiconductors-(continued)

Texas Instruments Inc., Sr. Unsec. Notes, 2.63%, 05/15/2024	$2,275,000	$2,169,449
		110,417,089

Specialized Finance-0.13%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	4,189,000	4,126,265
Air Lease Corp., Sr. Unsec. Global Notes,
3.00%, 09/15/2023	6,731,000	6,321,687
4.25%, 09/15/2024	4,355,000	4,295,752
Aircastle Ltd., Sr. Unsec. Notes, 4.40%, 09/25/2023	3,090,000	3,052,684
		17,796,388

Specialized REITs-0.23%

Crown Castle International Corp., Sr. Unsec. Global Bonds, 3.80%, 02/15/2028	10,479,000	9,737,340
Sr. Unsec. Global Notes, 4.75%, 05/15/2047	470,000	437,298
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.75%, 12/15/2026	17,525,000	17,026,775
Life Storage LP, Sr. Unsec. Gtd. Global Notes, 3.50%, 07/01/2026	4,667,000	4,304,546
		31,505,959

Specialty Chemicals-0.01%

Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 4.50%, 06/01/2047	1,665,000	1,474,248

Systems Software-0.27%

FireEye, Inc., Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(d)	17,382,000	16,773,856
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(d)	17,616,000	16,208,817
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	4,259,000	3,995,962
		36,978,635

Technology Distributors-0.05%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	7,645,000	7,418,852

Technology Hardware, Storage & Peripherals-0.41%

Apple Inc., Sr. Unsec. Global Notes,
2.15%, 02/09/2022	7,303,000	7,047,145
3.35%, 02/09/2027	3,495,000	3,357,598
Dell International LLC/EMC Corp., Sr. Sec. Gtd. First Lien Notes,
5.45%, 06/15/2023(c)	7,237,000	7,406,170
8.35%, 07/15/2046(c)	278,000	306,878

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Principal Amount	Value
Technology Hardware, Storage & Peripherals-(continued)

SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	$24,327,000	$21,015,852
Western Digital Corp., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 02/01/2024(c)	20,616,000	17,177,767
		56,311,410

Tobacco-0.11%

Philip Morris International Inc., Sr. Unsec. Global Notes,
3.60%, 11/15/2023	3,940,000	3,895,546
4.88%, 11/15/2043	11,740,000	11,462,088
		15,357,634

Trucking-0.10%

Aviation Capital Group LLC, Sr. Unsec. Notes,
2.88%, 01/20/2022(c)	6,230,000	6,013,307
4.88%, 10/01/2025(c)	7,745,000	7,763,888
		13,777,195

Wireless Telecommunication Services-0.14%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	6,610,000	6,067,064
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes,
4.50%, 03/15/2043	6,080,000	5,734,324
4.30%, 02/15/2048	8,020,000	7,449,542
		19,250,930
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,501,610,220)		2,486,298,610

U.S. Treasury Securities-12.51%

U.S. Treasury Bills-0.01%
2.18%, 01/24/2019(f)(g)	1,010,000	1,006,770

U.S. Treasury Bonds-1.11%
4.50%, 02/15/2036	9,250,000	10,962,876
3.00%, 08/15/2048	152,181,900	143,395,772
		154,358,648

U.S. Treasury Notes-11.39%
1.25%, 01/31/2019	184,665,000	184,349,435
3.63%, 08/15/2019	58,350,000	58,737,480
3.38%, 11/15/2019	10,000,000	10,057,813
2.88%, 10/31/2020	515,861,000	516,415,148
2.88%, 11/15/2021	122,192,000	122,373,379
2.88%, 10/31/2023	440,656,700	441,302,192
3.00%, 10/31/2025	58,950,000	59,273,534
3.13%, 11/15/2028	184,283,700	186,169,730
		1,578,678,711
Total U.S. Treasury Securities (Cost $1,726,617,476)		1,734,044,129

	Shares	Value
Preferred Stocks-0.49%

Asset Management & Custody Banks-0.18%

AMG Capital Trust II, $2.58 Conv. Pfd.	483,000	$25,481,148

Diversified Banks-0.03%

Wells Fargo & Co., Series Q, 5.85% Pfd.	142,800	3,544,296

Oil & Gas Storage & Transportation-0.28%

El Paso Energy Capital Trust I, $2.38 Conv. Pfd.	875,900	38,101,650
Total Preferred Stocks (Cost $63,824,606)		67,127,094

	Principal Amount

U.S. Government Sponsored Agency Mortgage-Backed Securities-0.13%

Federal Home Loan Mortgage Corp. (FHLMC)-0.07%

Pass Through Ctfs., 6.50%, 05/01/2029	$1	1
5.50%, 02/01/2037	18	19
Unsec. Global Notes, 6.75%, 03/15/2031	7,000,000	9,353,659
		9,353,679

Federal National Mortgage Association (FNMA)-0.06%

Pass Through Ctfs., 5.50%, 03/01/2021	24	24
7.00%, 06/01/2032 to 07/01/2032	8,308	8,333
Unsec. Global Notes, 6.63%, 11/15/2030	6,315,000	8,322,343
		8,330,700

Government National Mortgage Association (GNMA)-0.00%

Pass Through Ctfs., 8.00%, 06/15/2026 to 01/20/2031	17,470	17,959
7.50%, 12/20/2030	1,172	1,363
		19,322
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $17,480,476)		17,703,701

Municipal Obligations-0.06%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J) Series 2010-A, Taxable Build America RB, 6.64%, 04/01/2057	2,599,000	2,802,631
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M) Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	4,971,000	5,750,254
Total Municipal Obligations (Cost $7,630,505)		8,552,885

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

	Shares	Value
Money Market Funds–4.00%

Invesco Government & Agency Portfolio-Institutional Class, 2.12%(h)	184,955,470	$184,955,469
Invesco Liquid Assets Portfolio-Institutional Class, 2.34%(h)	142,048,220	142,076,630
Invesco Treasury Portfolio-Institutional Class, 2.12%(h)	227,380,257	227,380,257
Total Money Market Funds (Cost $554,400,363)		554,412,356
TOTAL INVESTMENTS IN SECURITIES-99.85% (Cost $11,890,015,893)		13,839,434,690
OTHER ASSETS LESS LIABILITIES-0.15%		21,482,389
NET ASSETS-100.00%		$13,860,917,079

Investment Abbreviations:

Conv.	- Convertible
Ctfs.	- Certificates
DAC	- Designated Activity Co.
Deb.	- Debentures
Gtd.	- Guaranteed
Jr.	- Junior
Pfd.	- Preferred
RB	- Revenue Bonds
REIT	- Real Estate Investment Trust
Sec.	- Secured
Sr.	- Senior
Sub.	- Subordinated
Unsec.	- Unsecured

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2018 was $576,741,274, which represented 4.16% of the Fund’s Net Assets.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Perpetual bond with no specified maturity date.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2018.

Open Futures Contracts
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Short Futures Contracts
U.S. Treasury 5 Year Notes	282	March-2019	$(31,790,423)	$(64,562)	$ (64,562)
U.S. Treasury 10 Year Notes	633	March-2019	(75,325,493)	(288,335)	(288,335)
Total Futures Contracts–Interest Rate Risk				$(352,897)	$(352,897)

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
12/28/2018	Bank of New York Mellon (The)	CAD	37,902,043	USD	28,661,015	$ 113,119
12/28/2018	Bank of New York Mellon (The)	CHF	52,114,446	USD	52,321,115	8,863
12/28/2018	Bank of New York Mellon (The)	EUR	34,995,474	USD	39,763,957	48,040

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
12/28/2018	Bank of New York Mellon (The)	GBP	120,106,325	USD	154,128,844	$ 851,427
12/28/2018	State Street Bank & Trust Co.	CAD	37,902,164	USD	28,664,358	116,370
12/28/2018	State Street Bank & Trust Co.	CHF	1,390,735	USD	1,396,676	662
12/28/2018	State Street Bank & Trust Co.	CHF	50,723,670	USD	50,926,612	10,416
12/28/2018	State Street Bank & Trust Co.	EUR	1,940,036	USD	2,206,167	4,445
12/28/2018	State Street Bank & Trust Co.	EUR	33,055,333	USD	37,584,079	70,003
12/28/2018	State Street Bank & Trust Co.	GBP	120,106,323	USD	154,170,879	893,464
Subtotal - Appreciation						2,116,809
12/28/2018	Bank of New York Mellon (The)	AUD	34,582,551	USD	25,021,168	(265,684)
12/28/2018	State Street Bank & Trust Co.	AUD	34,588,064	USD	25,037,261	(253,620)
Subtotal - Depreciation						(519,304)
Total Forward Foreign Currency Contracts – Currency Risk						$1,597,505

Currency Abbreviations:

AUD	- Australia Dollar
CAD	- Canadian Dollar
CHF	- Swiss Franc
EUR	- Euro
GBP	- British Pound Sterling
USD	- U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equity and Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

                                 Invesco Equity and Income Fund

B.	Securities Transactions and Investment Income – (continued)

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

G.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

                                 Invesco Equity and Income Fund

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$8,382,761,115	$588,534,800	$–	$8,971,295,915
U.S. Dollar Denominated Bonds & Notes	–	2,486,298,610	–	2,486,298,610
U.S. Treasury Securities	–	1,734,044,129	–	1,734,044,129
Preferred Stocks	67,127,094	–	–	67,127,094
U.S. Government Sponsored Agency Mortgage-Backed Securities	–	17,703,701	–	17,703,701
Municipal Obligations	–	8,552,885	–	8,552,885
Money Market Funds	554,412,356	–	–	554,412,356
Total Investments in Securities	9,004,300,565	4,835,134,125	–	13,839,434,690

Other Investments - Assets*
Forward Foreign Currency Contracts	–	2,116,809	–	2,116,809

Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(519,304)	–	(519,304)
Futures Contracts	(352,897)	–	–	(352,897)
	(352,897)	(519,304)	–	(872,201)
Total Other Investments	(352,897)	1,597,505	–	1,244,608
Total Investments	$9,003,947,668	$4,836,731,630	$–	$13,840,679,298

*	Unrealized appreciation (depreciation).

                                 Invesco Equity and Income Fund

Invesco Floating Rate Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us FLR-QTR-1 11/18	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2018

(Unaudited)

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value
Variable Rate Senior Loan Interests–92.01%(b)(c)
Aerospace & Defense–2.82%
Booz Allen Hamilton Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	06/30/2023		$1,374	$ 1,373,916
Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%) (Acquired 08/11/2015-02/28/2018; Cost $3,391,742)	6.10%	08/11/2022		3,426	3,434,837
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	07/07/2022		3,748	3,744,801
Greenrock Finance, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.85%	06/28/2024		3,829	3,835,568
IAP Worldwide Services, First Lien Term Loan (3 mo. USD LIBOR + 5.50%) (Acquired 07/22/2014; Cost $87,669)(d)(e)	1.46%	07/18/2019		877	876,686
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.89%	07/18/2019		992	984,697
Leidos Innovations Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.13%	08/22/2025		29	28,819
Maxar Technologies Ltd. (Canada), Term Loan B (1 mo. USD LIBOR + 2.75%)	5.15%	10/04/2024		6,000	5,723,103
Peraton Corp., Term Loan (3 mo. USD LIBOR + 5.25%)	7.64%	04/29/2024		3,361	3,336,375
Perspecta Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.59%	05/31/2025		2,353	2,349,943
Transdigm Inc., Term Loan G (1 mo. USD LIBOR + 2.50%)	4.84%	08/22/2024		1,155	1,127,360
TransDigm Inc., Term Loan F (1 mo. USD LIBOR + 2.50%)	4.84%	06/09/2023		24,806	24,238,741
Term Loan E (1 mo. USD LIBOR + 2.50%)	4.84%	05/30/2025		11,686	11,415,748
Vectra Co., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	03/08/2025		1,677	1,654,702
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.60%	03/08/2026		989	988,623
Wesco Aircraft Hardware Corp., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.85%	02/28/2021		2,705	2,662,247
Xebec Global Holdings, LLC, Term Loan (3 mo. USD LIBOR + 5.50%) (Acquired 02/12/2018-07/26/2018; Cost $1,757,912)(d)	7.84%	02/12/2024		1,767	1,749,402
					69,525,568

Air Transport–1.15%

American Airlines, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.31%	12/14/2023		2,398	2,358,734
Term Loan (1 mo. USD LIBOR + 1.75%)	4.07%	06/27/2025		331	321,033
Avolon TLB Borrower 1 (US) LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.30%	01/15/2025		19,090	18,934,617
eTraveli Group Holding AB (Sweden), Term Loan B (f)	–	11/29/2024	EUR	668	762,015
Gol LuxCo S.A. (Luxembourg), Term Loan	6.50%	08/31/2020		5,842	5,991,346
					28,367,745

Automotive–2.03%

Allison Transmission Inc., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	4.07%	09/23/2022		48	47,934
American Axle & Manufacturing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.64%	04/06/2024		2,036	1,959,365
Belron Finance US LLC, Term Loan B (3 mo. USD LIBOR + 2.25%)	4.84%	11/07/2024		2,495	2,472,888
First Incremental Term Loan	5.03%	11/07/2025		585	580,298
CH Hold Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	02/01/2024		2,048	2,040,054
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 4.25%)	6.96%	05/19/2023		1,944	1,941,423
Dealer Tire, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.65%	12/22/2021		310	310,170
Garrett LX III, (Switzerland) Term Loan B (3 mo. EURIBOR + 2.75%)	2.75%	09/27/2025	EUR	374	418,549
Term Loan B (3 mo. USD LIBOR + 2.50%)(d)	4.89%	09/27/2025		1,281	1,261,949
Mavis Tire Express Services Corp., Delayed Draw Term Loan (1 mo. USD LIBOR + 3.25%) (e)	2.41%	03/20/2025		538	531,752
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.56%	03/20/2025		3,343	3,305,889
Midas Intermediate Holdco II, LLC, Term Loan B (3 mo. USD LIBOR + 2.75%)	5.14%	08/18/2021		4,077	3,939,077

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Automotive–(continued)
Navistar Financial Corp., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.13%	07/31/2025		$3,307	$ 3,294,286
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.82%	11/06/2024		1,467	1,460,775
Superior Industries International, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.34%	05/22/2024		2,885	2,813,368
Tenneco Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	10/01/2025		7,986	7,823,047
ThermaSys Corp., Term Loan (g)	0.00%	05/03/2019		4,011	3,474,780
TI Group Automotive Systems, L.L.C., Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	06/30/2025		941	920,053
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.13%	03/07/2024		4,171	4,142,681
Transtar Holding Co., Term Loan (e)	0.00%	04/11/2022		243	241,312
First Lien Term Loan (1 mo. USD LIBOR + 4.25%)(d)	6.57%	04/11/2022		2,289	2,214,585
PIK Term Loan, 7.75% PIK Rate, 1.00% Cash Rate (Acquired 04/11/2017-04/11/2018; Cost $713,931)(d)(h)	7.75%	04/11/2022		779	737,636
Wand Intermediate I L.P., Term Loan C (2 mo. USD LIBOR + 3.00%)	5.39%	09/17/2021		219	218,156
Second Lien Term Loan (2 mo. USD LIBOR + 7.25%)	9.58%	09/19/2022		1,812	1,815,489
Winter Park Intermediate, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.09%	04/04/2025		2,134	2,111,431
					50,076,947

Beverage & Tobacco–0.37%
AI Aqua Merger Sub, Inc., (Australia) First Lien Incremental Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	12/13/2023		1,759	1,740,738
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.59%	12/13/2023		6,019	5,962,929
Arterra Wines Canada, Inc. (Canada), First Lien Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	5.09%	12/15/2023		1,458	1,446,625
					9,150,292

Building & Development–2.77%
American Builders & Contractors Supply Co., Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	4.34%	10/31/2023		5,593	5,463,436
Beacon Roofing Supply, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.57%	01/02/2025		525	512,172
Capital Automotive L.P., First Lien Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	4.85%	03/24/2024		8,884	8,767,095
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	8.35%	03/24/2025		3,915	3,942,634
DiversiTech Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.34%	06/03/2024		2,137	2,103,374
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (Acquired 05/18/2017; Cost $570,011)	9.89%	06/02/2025		575	575,163
Forterra Finance, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	10/25/2023		2,719	2,499,796
HD Supply, Inc., Term Loan B-5 (1 mo. USD LIBOR + 1.75%)	4.09%	10/17/2023		4,379	4,338,070
Term Loan B (3 mo. USD LIBOR + 3.00%)	5.53%	08/01/2024		2,143	2,122,132
Janus International Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	02/12/2025		849	832,467
LSF10 Impala Investments S.a.r.l. (Luxembourg), Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	07/30/2025	EUR	1,763	2,009,236
Pisces Midco Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.18%	04/12/2025		5,672	5,567,442
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.09%	11/15/2023		8,505	8,345,129
RE/MAX, LLC, Term Loan (1 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016-02/23/2017; Cost $4,820,202)	5.09%	12/15/2023		4,806	4,811,828
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	4.56%	02/08/2025		9,045	8,818,593
SRS Distribution Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	05/23/2025		4,817	4,650,214
Werner FinCo L.P., Term Loan (1 mo. USD LIBOR + 4.00%)	6.30%	07/24/2024		3,030	2,939,415
					68,298,196

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Business Equipment & Services–10.60%
Acosta Holdco, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.59%	09/26/2021		$4,084	$ 2,853,416
Allied Universal Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	07/28/2022		5,220	5,121,933
Term Loan (2 mo. USD LIBOR + 4.25%)	6.64%	07/28/2022		5,152	5,082,984
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)	6.10%	06/30/2022		2,168	2,149,404
Altran Technologies (France), Term Loan B (3 mo. USD LIBOR + 2.25%)	4.59%	03/20/2025		999	997,751
Asurion LLC, Term Loan B-4 (1 mo. USD LIBOR + 3.00%)	5.34%	08/04/2022		94	93,453
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.34%	11/03/2023		21,527	21,333,653
Term Loan B-7 (1 mo. USD LIBOR + 3.00%)	5.34%	11/03/2024		27	26,767
Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.50%)	8.85%	08/04/2025		22,672	23,182,241
Blackhawk Network Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	5.39%	06/15/2025		4,031	3,985,934
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.38%	06/15/2026		1,111	1,088,561
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	05/22/2024		1,578	1,574,052
Brand Energy & Infrastructure Services, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	6.73%	06/21/2024		4,848	4,779,530
Brightview Landscapes, LLC, First Lien Revolver Loan (d)(e)	0.50%	08/15/2023		992	917,917
Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	08/15/2025		3,736	3,721,969
Camelia Bidco Ltd. (United Kingdom), Term Loan B-1 (3 mo. GBP LIBOR + 4.75%)	5.55%	10/14/2024	GBP	2,045	2,606,667
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	7.89%	03/14/2022		3,040	3,039,749
CBS Outdoor Americas Capital LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.30%	03/18/2024		75	75,035
Change Healthcare Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	03/01/2024		1,551	1,535,502
Checkout Holding Corp., First Lien Term Loan B (g)	0.00%	04/09/2021		5,982	1,555,346
CRCI Longhorn Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	08/08/2025		408	405,703
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.57%	08/08/2026		218	217,305
Crossmark Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	12/20/2019		4,437	1,748,145
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	9.89%	12/21/2020		577	25,939
Dream Secured Bondco AB, Term Loan B1F (f)	–	10/21/2022		850	960,322
Financial & Risk US Holdings, Inc., First Lien Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	10/01/2025	EUR	2,078	2,348,607
Term Loan B (1 mo. USD LIBOR + 3.75%)	6.09%	10/01/2025		18,510	18,064,950
First Data Corp., Term Loan A (f)	–	10/26/2023		11,881	11,620,820
Term Loan	4.32%	10/26/2023		3,069	3,001,404
Term Loan (1 mo. USD LIBOR + 2.00%)	4.32%	04/26/2024		14,960	14,710,434
FleetCor Technologies Operating Co., LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.34%	08/02/2024		646	646,368
Gartner, Inc., Term Loan A (1 mo. USD LIBOR + 1.75%)(d)	3.84%	03/21/2022		439	437,956
Genesys Telecom Holdings, U.S., Inc., Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	5.59%	12/01/2023		6,922	6,873,431
GI Revelation Acquisition LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.35%	04/16/2025		3,962	3,946,814
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%)	11.35%	04/16/2026		1,073	1,051,946
Global Payments Inc., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	4.09%	04/21/2023		2,376	2,363,017
Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	4.09%	10/20/2025		3,661	3,637,694
GlobalLogic Holdings Inc., Delayed Draw Term Loan (d)(e)	3.25%	08/01/2025		87	86,990
Term Loan (1 mo. USD LIBOR + 3.25%)(d)	5.59%	08/01/2025		611	608,928
Hillman Group, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.35%	05/30/2025		4,968	4,816,080
INDIGOCYAN Midco Ltd., Term Loan B (3 mo. GBP LIBOR + 4.75%)(d)	5.64%	06/24/2024	GBP	1,337	1,711,757

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Business Equipment & Services–(continued)
ION Trading Technologies S.a.r.l., Term Loan (3 mo. USD LIBOR + 4.00%)	6.39%	11/21/2024	$1,792	$ 1,764,339
Iron Mountain Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	01/02/2026	3,221	3,163,427
KAR Auction Services, Inc., Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	4.94%	03/09/2023	4,637	4,609,829
Karman Buyer Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	07/23/2021	10,191	9,261,035
KBR, Inc., Term Loan B (1 mo. USD LIBOR + 3.75%)(d)	6.09%	04/25/2025	5,996	6,003,625
LegalZoom.com, Inc., Term Loan (1 mo. USD LIBOR + 4.50%) (d)	6.81%	11/20/2024	2,189	2,178,406
Monitronics International, Inc., Term Loan B-2 (3 mo. USD LIBOR + 5.50%)	7.89%	09/30/2022	8,506	8,059,627
On Assignment, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	04/02/2025	1,410	1,400,352
Prime Security Services Borrower, LLC, Revolver Loan (d)(e)	0.50%	05/02/2022	3,829	3,760,977
Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.09%	05/02/2022	9,004	8,917,227
Prometric Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	01/29/2025	1,572	1,565,241
Red Ventures, LLC (New Imagitas, Inc.), Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.32%	11/08/2024	3,778	3,746,708
ServiceMaster Co. (The), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.84%	11/08/2023	1,047	1,046,885
Spin Holdco Inc., First Lien Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	5.69%	11/14/2022	15,736	15,467,370
Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	05/01/2024	16	16,177
TNS Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.71%	02/14/2020	535	534,062
Trans Union LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	4.34%	04/09/2023	1,005	995,715
Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.34%	06/19/2025	4,043	4,016,454
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)	5.89%	05/21/2022	2,930	2,933,811
Wash MultiFamily Acquisition Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	05/16/2022	5,309	5,232,888
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	05/16/2022	877	864,497
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	05/12/2023	223	216,875
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	05/14/2023	39	37,985
West Corp., Term Loan (3 mo. USD LIBOR + 3.50%)	6.03%	10/10/2024	2,777	2,711,662
Term Loan B (3 mo. USD LIBOR + 4.00%)	6.53%	10/10/2024	6,017	5,821,243
WEX Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.59%	06/30/2023	1,941	1,930,442
				261,263,333

Cable & Satellite Television–5.68%

Altice Financing S.A., (Luxembourg) Term Loan (1 mo. USD LIBOR + 2.75%)	5.05%	07/15/2025	1,861	1,812,005
Term Loan (1 mo. USD LIBOR + 2.75%)	5.05%	01/31/2026	3,190	3,078,731
Atlantic Broadband Finance, LLC, Term Loan B (1 mo. USD LIBOR + 2.38%)	4.72%	01/03/2025	8,399	8,276,587
Charter Communications Operating, LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.35%	04/30/2025	823	816,124
CSC Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.56%	07/17/2025	19,339	19,068,035
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	4.70%	01/15/2026	7,621	7,504,564
Term Loan (1 mo. USD LIBOR + 2.50%)	4.81%	01/25/2026	5,579	5,507,791
Mediacom Communications Corp., Term Loan N (1 wk. USD LIBOR + 1.75%)	3.98%	02/15/2024	2,529	2,496,253
Numericable-SFR S.A., (France) Term Loan B-12 (1 mo. USD LIBOR + 3.69%)	5.99%	01/31/2026	13,193	12,438,177
Term Loan B-13 (1 mo. USD LIBOR + 4.00%)	6.30%	01/31/2026	11,973	11,441,341
Quebecor Media Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	4.86%	08/17/2020	4,999	4,992,496
Telenet Financing USD LLC, Term Loan AN (1 mo. USD LIBOR + 2.25%)	4.56%	08/15/2026	11,740	11,561,336

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Cable & Satellite Television–(continued)

Unitymedia Finance LLC, (Germany) Term Loan B (1 mo. USD LIBOR + 2.25%)	4.56%	09/30/2025		$3,162	$ 3,136,114
Term Loan D (1 mo. USD LIBOR + 2.25%)	4.56%	01/15/2026		5,086	5,044,430
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	4.81%	01/15/2026		18,017	17,812,732
Virgin Media Bristol LLC, Term Loan K (3 mo. USD LIBOR + 2.50%)	4.81%	01/15/2026		16,801	16,618,441
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	4.80%	04/15/2025		8,440	8,257,869
					139,863,026

Chemicals & Plastics–4.21%

Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	5.39%	01/31/2024		3,274	3,266,455
Ashland LLC, Term Loan B (1 mo. USD LIBOR + 1.75%)	4.07%	05/17/2024		671	669,641
Avantor Inc., Term Loan (f)	–	11/21/2024		2,609	2,612,139
Term Loan (1 mo. EURIBOR + 3.75%)	3.75%	11/21/2024	EUR	8,450	9,583,771
BCPE Max Dutch Bidco BV, Term Loan B (3 mo. EURIBOR + 4.75%)	4.75%	10/31/2025	EUR	750	859,068
Cabot Microelectronics Corp., Term Loan (f)	–	11/15/2025		3,902	3,886,904
Colouroz Investment LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.49%	09/07/2021		3,175	2,960,588
Term Loan C (3 mo. USD LIBOR + 3.00%)	5.49%	09/07/2021		525	489,420
Cyanco Intermediate 2 Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	03/16/2025		3,164	3,141,896
Diamond (BC) B.V. (Netherlands), Term Loan B (3 mo. USD LIBOR + 3.00%)	5.53%	09/06/2024		2,504	2,441,044
Encapsys, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	11/07/2024		643	639,461
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	11/07/2025		330	325,173
Ferro Corp., Term Loan B-2 (3 mo. USD LIBOR + 2.25%)	4.64%	02/14/2024		381	378,246
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	4.64%	02/14/2024		372	370,199
Gemini HDPE LLC, Term Loan (3 mo. USD LIBOR + 2.50%)	5.03%	08/07/2024		2,195	2,186,890
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.00%)	4.30%	10/20/2024		2,320	2,290,051
HII Holding Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	12/20/2019		1,957	1,961,743
Second Lien Term Loan (1 mo. USD LIBOR + 8.50%)(d)	10.85%	12/21/2020		2,525	2,524,595
Ignition Midco BV (Netherlands), Term Loan B (6 mo. EURIBOR + 4.75%)	4.75%	07/18/2025	EUR	1,618	1,842,815
Ineos US Finance LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.34%	03/31/2024		4,002	3,937,113
Invictus US NewCo LLC, First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	5.50%	03/28/2025		2,021	2,012,567
Second Lien Term Loan (2 mo. USD LIBOR + 6.75%)	9.25%	03/30/2026		1,074	1,073,606
KPEX Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	01/31/2025		975	952,673
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.34%	01/31/2026		419	412,658
MacDermid, Inc., First Lien Revolver Loan (d)(e)	0.50%	06/07/2020		2,181	2,165,107
First Lien Multicurrency Revolver Loan (d)(e)	0.50%	06/07/2020		2,181	2,165,107
Term Loan B-7 (1 mo. USD LIBOR + 2.50%)	4.84%	06/07/2020		131	130,965
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	5.34%	06/07/2023		1,577	1,579,832
Messer Industries USA Inc., Term Loan B-1 (f)	–	10/01/2025		8,479	8,375,395
Term Loan B-2 (f)	–	10/01/2025	EUR	532	602,733
Natgasoline LLC, Term Loan (3 mo. USD LIBOR + 3.50%)(d)	6.25%	11/14/2025		1,794	1,793,737
Oxea Corp., Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	5.94%	10/14/2024		2,182	2,162,424
PQ Corp., Term Loan B-1 (3 mo. USD LIBOR + 2.50%)	5.03%	02/05/2025		1,078	1,066,663
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.98%	11/20/2023		2,753	2,719,252

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Chemicals & Plastics–(continued)
Starfruit Finco BV, (Netherlands) Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	10/01/2025	EUR $	1,360	$ 1,542,458
Term Loan B (1 mo. USD LIBOR + 3.25%)	5.55%	10/01/2025		21,046	20,780,639
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.19%	08/07/2020		1,804	1,794,897
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	09/06/2024		1,082	1,064,712
Tronox Finance LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	09/22/2024		2,098	2,079,406
Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	09/23/2024		909	901,076
Venator Finance S.a.r.l., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.34%	08/08/2024		1,313	1,294,987
Versum Materials, Term Loan (3 mo. USD LIBOR + 2.00%)	4.39%	09/29/2023		746	745,990
					103,784,096

Clothing & Textiles–0.81%
ABG Intermediate Holdings 2 LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	09/27/2024		10,325	10,250,757
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.10%	09/29/2025		3,343	3,336,470
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.88%	08/21/2022		1,410	1,341,767
International Textile Group, Inc., First Lien Term Loan (1 mo. USD LIBOR + 5.00%)	7.30%	05/01/2024		1,847	1,838,303
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.85%	10/26/2023		2,862	2,707,971
Tumi, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	04/25/2025		409	405,485
Varsity Brands, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	12/16/2024		0	185
					19,880,938

Conglomerates–0.27%
CTC AcquiCo GmbH, (Germany) Term Loan B-1 (3 mo. EURIBOR + 2.75%)	3.00%	12/14/2024	EUR	1,251	1,410,208
Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.96%	03/07/2025		1,636	1,629,105
Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	06/27/2024		1,871	1,857,072
Safe Fleet Holdings LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	02/03/2025		1,195	1,158,226
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.07%	02/02/2026		526	518,365
					6,572,976

Containers & Glass Products–2.46%
Atlas Packaging GmbH, (Germany) Term Loan B (6 mo. EURIBOR + 4.50%)	4.50%	07/27/2025	EUR	1,739	1,946,408
Berlin Packaging, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	11/07/2025		6,319	6,215,994
Berry Global, Inc, Term Loan S (1 mo. USD LIBOR + 1.75%)	4.07%	02/08/2020		67	66,147
Term Loan T (1 mo. USD LIBOR + 1.75%)	4.07%	01/06/2021		428	424,694
Berry Plastics Group, Inc., Term Loan Q (1 mo. USD LIBOR + 2.00%)	4.32%	10/01/2022		437	432,536
Term Loan R (1 mo. USD LIBOR + 2.00%)	4.32%	01/19/2024		1,376	1,362,613
BWAY Holding Co., Term Loan (3 mo. USD LIBOR + 3.25%)	5.66%	04/03/2024		2,191	2,136,172
Consolidated Container Company LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	05/22/2024		2,226	2,204,676
Crown Americas LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.32%	04/03/2025		158	157,949
Duran Group, Term Loan B-2 (3 mo. USD LIBOR + 4.00%)(d)	6.41%	03/21/2024		9,625	9,432,475
Flex Acquisition Co., Inc., Incremental Term Loan B (1 mo. USD LIBOR + 3.25%)	5.55%	06/29/2025		4,719	4,658,092
Fort Dearborn Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.41%	10/19/2023		5,056	4,803,283
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.91%	10/19/2024		393	359,953
Hoffmaster Group, Inc., Term Loan B-1 (1 mo. USD LIBOR + 4.00%)	6.34%	11/21/2023		4,165	4,175,152

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Containers & Glass Products–(continued)
Klockner Pentaplast of America, Inc., (Luxembourg) Term Loan (3 mo. EURIBOR + 4.75%)	4.75%	06/30/2022	EUR $	851	$ 850,679
Term Loan (1 mo. USD LIBOR + 4.25%)	6.60%	06/30/2022		865	775,055
Libbey Glass Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	04/09/2021		582	572,262
Multi-Color Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	10/31/2024		982	971,554
Ranpak Corp., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.59%	10/01/2021		814	812,876
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)(d)	9.56%	10/03/2022		247	246,725
Refresco Group, N.V. (Netherlands), Term Loan B-3 (3 mo. USD LIBOR + 3.25%)	5.87%	03/28/2025		1,596	1,577,052
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	02/05/2023		14,293	14,144,552
TricorBraun Inc., First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.75%)	6.10%	11/30/2023		211	211,229
Trident TPI Holdings, Inc., Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	3.50%	10/17/2024	EUR	450	502,480
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	5.59%	10/17/2024		1,576	1,554,131
					60,594,739

Cosmetics & Toiletries–0.80%
Alphabet Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	09/26/2024		6,716	6,319,433
Anastasia Parent, LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	6.07%	08/11/2025		1,447	1,430,054
Coty Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.57%	04/05/2025		9,668	9,063,954
Parfums Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.96%	06/30/2024		2,098	2,082,047
Prestige Brands, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.34%	01/26/2024		726	720,339
					19,615,827

Drugs–1.78%
Amneal Pharmaceuticals LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.88%	05/04/2025		6,652	6,648,283
BPA Laboratories, First Lien Term Loan (3 mo. USD LIBOR + 5.75%) (Acquired 04/29/2014; Cost $1,155,584)	8.14%	04/29/2020		1,202	1,151,073
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	10.14%	04/29/2020		1,045	979,079
Catalent Pharma Solutions, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.59%	05/20/2024		2,166	2,155,450
Endo LLC, Term Loan B (1 mo. USD LIBOR + 4.25%)	6.62%	04/29/2024		9,296	9,276,801
Valeant Pharmaceuticals International, Inc., (Canada) Term Loan (1 mo. USD LIBOR + 3.00%)	5.31%	06/01/2025		11,735	11,629,657
Incremental Term Loan	5.46%	06/01/2025		12,151	11,977,911
					43,818,254

Ecological Services & Equipment–1.15%
ADS Waste Holdings, Inc., Term Loan (1 wk. USD LIBOR + 2.25%)	4.47%	11/10/2023		4,488	4,452,597
EnergySolutions, LLC, Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	6.14%	05/11/2025		2,057	2,015,677
GFL Environmental Inc., (Canada) Delayed Draw Term Loan (f)	–	05/30/2025		363	353,775
Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	5.39%	05/30/2025		15,165	14,795,642
Patriot Container Corp., Term Loan (1 mo. USD LIBOR + 3.50%) (Acquired 03/16/2018; Cost $2,432,873)	5.82%	03/20/2025		694	693,146
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.06%	03/20/2026		861	843,581
Tunnel Hill Partners L.P., Term Loan B	6.27%	10/01/2025		1,923	1,918,344
WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	08/11/2023		3,385	3,363,551
					28,436,313

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Electronics & Electrical–9.17%
4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	6.85%	05/08/2020		$6,489	$ 6,326,535
Applied Systems, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	9.39%	09/19/2025		162	163,899
Barracuda Networks, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.55%	02/12/2025		184	182,468
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	7.45%	06/30/2021		1,682	1,600,612
Brave Parent Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.39%	04/18/2025		3,883	3,875,735
Canyon Valor Cos., Inc., First Lien Term Loan (3 mo. USD LIBOR + 2.75%)	5.14%	06/16/2023		5,058	5,013,638
CommScope, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.35%	12/29/2022		782	772,038
Compuware Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	08/23/2025		87	87,400
Dell International LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.35%	09/07/2023		3,216	3,182,354
Diebold Nixdorf, Inc., Term Loan A-1 (1 mo. USD LIBOR + 9.25%)	11.63%	08/30/2022		4,298	4,517,459
Term Loan B (1 mo. USD LIBOR + 2.75%)	5.13%	11/06/2023		3,567	3,136,214
DigiCert Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.35%	10/31/2024		6,527	6,510,319
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.35%	10/31/2025		663	654,356
Dynatrace LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	08/22/2025		762	760,940
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	08/21/2026		299	302,460
Energizer Holdings, Inc., Term Loan B (f)	–	06/21/2025		2,270	2,221,737
Epicor Software Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	06/01/2022		153	150,856
Everest Bidco S.A.S. (France), First Lien Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	07/04/2025	EUR	2,794	3,187,052
Finastra USA, Inc., (Luxembourg) First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	2,021	2,294,778
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	06/13/2024		8,318	8,064,141
Go Daddy Operating Company, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.59%	02/15/2024		8,267	8,191,707
Hyland Software, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	07/01/2024		3,921	3,899,912
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	07/07/2025		626	629,289
IGT Holding IV AB, Term Loan B (3 mo. USD LIBOR + 3.75%)	6.14%	07/26/2024		2,944	2,890,190
I-Logic Technologies Bidco Ltd., (United Kingdom) Term Loan (2 mo. USD LIBOR + 3.25%)	5.64%	12/20/2024		1,898	1,893,381
Term Loan (2 mo. EURIBOR + 3.25%)	4.25%	12/21/2024	EUR	488	552,734
Integrated Device Technology, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%) (Acquired 05/29/2018; Cost $1,926,618)	4.85%	04/04/2024		1,915	1,914,610
MA FinanceCo., LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.59%	11/19/2021		9,001	8,860,326
Marcel LUX IV, Term Loan (f)	–	09/27/2025		743	740,425
Term Loan (f)	–	09/27/2025	EUR	277	312,797
Mavenir Systems, Inc., Term Loan (1 mo. USD LIBOR + 6.00%) (Acquired 05/01/2018; Cost $3,986,538)	8.32%	05/08/2025		4,055	4,075,377
McAfee, LLC, Term Loan B (2 mo. USD LIBOR + 3.75%)	6.10%	09/30/2024		4,211	4,205,947
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.60%	08/18/2022		4,668	4,668,502
Microchip Technology Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.35%	05/29/2025		6,690	6,633,587
Mirion Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	7.14%	03/31/2022		2,546	2,533,291
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.56%	07/05/2023		1,937	1,929,286
Neustar, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.84%	01/08/2020		978	976,137
Term Loan B-4 (1 mo. USD LIBOR + 3.50%)	5.84%	08/08/2024		3,110	3,076,702

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Electronics & Electrical–(continued)
Oberthur Technologies of America Corp., (France) Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	01/10/2024	EUR $	4,267	$ 4,777,612
Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	5.99%	01/10/2024		1,748	1,730,956
OEConnection LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	6.35%	11/22/2024		2,119	2,113,920
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%) (Acquired 11/22/2017; Cost $403,511)(d)	10.35%	11/22/2025		407	407,348
Omnitracs, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.12%	03/23/2025		5,852	5,760,363
ON Semiconductor Corp., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	4.09%	03/31/2023		1,322	1,311,334
Optiv Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	02/01/2024		5,977	5,722,549
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.60%	01/31/2025		1,153	1,116,581
Plantronics, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.84%	07/02/2025		7,260	7,162,306
Project Accelerate Parent, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 12/15/2017; Cost $1,898,050)(d)	6.57%	01/02/2025		1,902	1,909,232
Project Leopard Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.34%	07/07/2023		2,038	2,036,734
Quest Software US Holdings Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.78%	05/16/2025		10,897	10,855,747
Renaissance Holding Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	05/30/2025		656	648,165
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	05/29/2026		723	706,523
Resideo Funding Inc, Term Loan B (3 mo. USD LIBOR + 2.00%)	4.49%	10/25/2025		1,343	1,338,465
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	04/24/2022		5,099	4,922,173
RP Crown Parent, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	10/12/2023		1,332	1,311,927
Sandvine Corp., Term Loan (f)	–	11/02/2025		3,879	3,889,045
Science Applications International Corp., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	10/31/2025		4,444	4,420,834
Severin Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.56%	08/01/2025		2,356	2,323,665
SonicWall U.S. Holdings Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	6.14%	05/16/2025		512	508,673
SS&C Technologies, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.59%	04/16/2025		12,605	12,328,961
Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.59%	04/16/2025		4,801	4,695,820
Term Loan B-5 (1 mo. USD LIBOR + 2.50%)	4.59%	04/16/2025		6,249	6,098,395
Sybil Software LLC, Term Loan (1 mo. USD LIBOR + 2.50%)	4.89%	09/29/2023		7,816	7,764,856
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	5.85%	12/04/2020		160	160,509
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.80%	09/28/2024		6,043	5,951,898
Verint Systems Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.30%	06/29/2024		1,888	1,873,535
Veritas US Inc., Term Loan (1 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR	1	1,505
VF Holding Corp., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	07/02/2025		2,177	2,145,637
Wall Street Systems Delaware, Inc., Term Loan (3 mo. USD LIBOR + 3.00%) (Acquired 11/17/2017; Cost $1,897,774)	5.39%	11/21/2024		1,897	1,878,340
Western Digital Corp., Term Loan B-4 (1 mo. USD LIBOR + 1.75%)	4.06%	04/29/2023		3,437	3,348,606
Xperi Corporation, Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	4.84%	12/01/2023		3,552	3,493,891
Zebra Technologies Corp., Term Loan B-1 (1 mo. USD LIBOR + 1.75%)	4.09%	10/27/2021		189	188,346
					225,893,642

Equipment Leasing–0.01%
United Rentals, Inc., Term Loan B (1 mo. USD LIBOR + 1.75%)	4.09%	10/31/2025		377	376,914

Financial Intermediaries–1.51%
Advisor Group, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.05%	08/17/2025		2,369	2,376,459
Edelman Financial Center, LLC (The), First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.69%	07/19/2025		3,803	3,776,908
Evergood 4 APS, Second Lien Term Loan (3 mo. EURIBOR + 7.00%)(d)	8.00%	02/06/2027	EUR	1,154	1,306,444

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Financial Intermediaries–(continued)
GEO Group, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.35%	03/22/2024		$2,753	$ 2,726,237
LPL Holdings Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.55%	09/23/2024		1,054	1,046,980
MoneyGram International, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	03/27/2020		9,367	8,120,917
RJO Holdings Corp., First Lien Term Loan (1 mo. USD LIBOR + 8.02%)(d)	10.36%	05/05/2022		3,335	3,343,363
Term Loan (1 mo. USD LIBOR + 12.00%) (d)	14.34%	05/05/2022		1,186	1,188,751
RPI Finance Trust, Term Loan B-6 (3 mo. USD LIBOR + 2.00%)	4.39%	03/27/2023		8,198	8,144,073
SGG Holdings S.A., (Luxembourg) Term Loan B (6 mo. EURIBOR + 3.75%)	3.75%	07/11/2025	EUR	1,145	1,297,711
Stiphout Finance LLC, (Virgin Islands (British)) First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	10/26/2022		3,825	3,768,012
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 07/21/2015; Cost $42,429)(d)	9.60%	10/26/2023		43	42,157
					37,138,012

Food Products–3.25%
8th Avenue Food & Provisions, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.05%	10/01/2025		12	11,559
Second Lien Term Loan (1 mo. USD LIBOR + 7.75%)	10.05%	10/01/2026		589	593,827
CHG PPC Parent LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	03/30/2025		1,868	1,847,465
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	6.41%	07/03/2020		5,705	5,402,992
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	04/06/2024		8,313	8,196,860
H-Food Holdings, LLC, Term Loan (1 mo. USD LIBOR + 3.69%)	6.03%	05/23/2025		6,884	6,718,111
Hostess Brands, LLC, Term Loan B (3 mo. USD LIBOR + 2.25%)	4.70%	08/03/2022		19	18,217
Jacobs Douwe Egberts International B.V., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.56%	11/01/2025		6,107	6,076,270
JBS USA Lux S.A., Term Loan (3 mo. USD LIBOR + 2.50%)	4.84%	10/30/2022		22,860	22,595,498
Mastronardi Produce-USA, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.55%	05/01/2025		1,418	1,421,521
Nomad Foods US LLC (United Kingdom), Term Loan B-4 (1 mo. USD LIBOR + 2.25%)	4.56%	05/15/2024		3,458	3,399,696
Post Holdings Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	4.32%	05/24/2024		3,497	3,482,653
QCE LLC, PIK Term Loan, 10.00% PIK Rate (Acquired 06/30/2014-12/31/2015; Cost $6,052)(d)	10.00%	06/30/2019		6	622
Shearer’s Foods, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	6.59%	06/30/2021		3,614	3,563,155
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $454,541)	9.10%	06/30/2022		457	437,315
United Natural Foods, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.60%	10/22/2025		17,721	16,237,272
					80,003,033

Food Service–1.92%
Aramark, Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	4.09%	03/11/2025		17	16,721
Carlisle FoodService Products, Inc., Delayed Draw Term Loan (e)	1.00%	03/20/2025		91	88,738
Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	03/20/2025		400	391,437
Houston Foods, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	07/20/2025		3,865	3,831,710
IRB Holding Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	5.57%	02/05/2025		6,745	6,684,176
New Red Finance, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	4.59%	02/16/2024		14,042	13,792,536
NPC International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	04/19/2024		2,478	2,382,626
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	04/18/2025		669	654,045
Restaurant Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.65%	10/01/2025		298	297,712
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.90%	10/01/2026		1,367	1,384,579

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Food Service–(continued)

Tacala Investment Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	02/01/2026		$872	$ 875,145
TMK Hawk Parent, Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	09/26/2024		2,970	2,798,934
US Foods, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	06/27/2023		10,777	10,674,365
Weight Watchers International, Inc., Term Loan (3 mo. USD LIBOR + 4.75%)	7.15%	11/29/2024		3,504	3,518,544
					47,391,268

Forest Products–0.10%
American Greetings Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	6.84%	04/06/2024		2,517	2,521,332

Health Care–3.58%
Acadia Healthcare Co., Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.84%	02/11/2022		1,601	1,589,288
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	4.84%	02/16/2023		6,642	6,592,049
Argon Medical Devices Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	01/23/2025		47	46,872
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.35%	01/23/2026		220	222,312
Convatec Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	4.64%	10/31/2023		172	170,071
Dentalcorp Perfect Smile ULC, (Canada) First Lien Term Loan (1 mo. USD LIBOR + 7.50%) (e)	4.82%	06/06/2025		86	85,977
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	06/06/2025		345	343,263
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%) (e)	8.58%	06/08/2026		459	459,244
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	06/08/2026		1,837	1,836,977
Diplomat Pharmacy, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.85%	12/20/2024		3	2,828
DJO Finance LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.62%	06/07/2020		7,877	7,879,966
Explorer Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	05/02/2023		1,392	1,388,182
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	06/28/2024		2,571	2,529,219
GoodRx, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	10/13/2025		1,129	1,124,574
Greatbatch, Ltd., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.32%	10/27/2022		420	419,525
HC Group Holdings III, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	04/07/2022		4,942	4,951,205
Heartland Dental, LLC, Delayed Draw Term Loan (e)	3.75%	04/30/2025		603	594,557
First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	04/30/2025		4,008	3,953,801
IMS Health, Inc., Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	4.39%	01/17/2025		740	732,776
IWH UK Midco Ltd. (United Kingdom), Term Loan B (3 mo. EURIBOR + 4.00%)	4.00%	01/31/2025	EUR	1,145	1,290,116
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	02/03/2024		8,084	8,073,445
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	5.14%	06/07/2023		11,391	11,203,726
Nidda Healthcare Holding AG (Germany), Term Loan C (3 mo. GBP LIBOR + 4.50%)	5.38%	08/21/2024	GBP	486	609,394
Ortho-Clinical Diagnostics, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	5.58%	06/30/2025		7,475	7,302,418
PAREXEL International Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	09/27/2024		2,871	2,793,912
Prophylaxis B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 4.00%) (Acquired 07/02/2018; Cost $3,002,147)	4.00%	06/05/2025	EUR	2,577	2,927,077
Surgery Center Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	09/02/2024		2,070	2,041,169
Syneos Health, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	08/01/2024		158	156,943
Team Health Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	02/06/2024		3,422	3,207,847
Terveys-ja hoivapalvelut Suomi Oy, (Finland) First Lien Term Loan B (3 mo. EURIBOR + 7.50%)	4.25%	08/11/2025	EUR	1,802	2,055,680
Second Lien Term Loan (3 mo. EURIBOR + 4.25%)	7.50%	07/19/2026	EUR	986	1,122,708
Unilabs Diagnostics AB (Sweden), Revolver Loan (d)(e)	1.31%	04/01/2021	EUR	1,850	2,064,119
Verscend Holding Corp., Term Loan B (1 mo. USD LIBOR + 4.50%)	6.85%	08/27/2025		8,347	8,357,633
					88,128,873

Home Furnishings–0.84%

Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	7.10%	02/05/2024		2,923	2,761,468

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Home Furnishings–(continued)

Global Appliance Inc., Term Loan B (1 mo. USD LIBOR + 4.00%)	6.35%	09/29/2024		$2,998	$ 2,915,079
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	08/05/2024		29	28,911
Hilding Anders AB, Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	11/29/2024	EUR	2,191	1,957,394
Lifetime Brands, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	5.84%	02/28/2025		1,102	1,097,892
PGT Innovations Inc., Term Loan (1 mo. USD LIBOR + 3.50%) (Acquired 03/13/2018; Cost $465,200)	5.84%	02/16/2022		149	149,369
Serta Simmons Bedding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.81%	11/08/2023		4,490	3,992,333
SIWF Holdings, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	6.55%	06/15/2025		3,764	3,721,392
TGP Holdings III, LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	6.64%	09/25/2024		3,315	3,256,826
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	10.89%	09/25/2025		882	870,910
					20,751,574

Industrial Equipment–2.14%

Accudyne Industries LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	08/18/2024		2,103	2,077,297
Airxcel, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.50%)	6.84%	04/28/2025		1,437	1,384,833
Alpha AB Bidco BV, Term Loan B (f)	–	09/26/2025		705	801,152
Altra Industrial Motion Corp., Term Loan B (f)	–	10/01/2025		3,312	3,284,858
CIRCOR International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	12/11/2024		4,146	4,089,399
Clark Equipment Co., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.38%	05/18/2024		4,507	4,444,680
Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 2.50%)(d)	4.89%	01/31/2024		60	60,323
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 4.75%)	7.09%	08/29/2023		1,434	1,447,768
Engineered Machinery Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	07/19/2024		1,752	1,719,130
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.64%	07/18/2025		1,647	1,644,693
Filtration Group Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	03/29/2025		0	0
Gardner Denver, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	5.09%	07/30/2024		4,048	4,031,708
Generac Power Systems, Inc., Term Loan (1 mo. USD LIBOR + 1.75%)	4.05%	05/31/2023		2,159	2,145,498
Hamilton Holdco LLC, Term Loan B (3 mo. USD LIBOR + 2.00%)	4.40%	07/02/2025		3,814	3,785,110
Milacron LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.50%)	4.84%	09/28/2023		6,839	6,727,901
MX Holdings US, Inc., Term Loan B1C (1 mo. USD LIBOR + 3.00%)	5.34%	07/31/2025		3,407	3,421,750
New VAC US LLC, Term Loan (3 mo. USD LIBOR + 4.00%)(d)	6.39%	03/08/2025		1,210	1,210,114
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	6.89%	11/27/2020		3,407	3,185,227
Rexnord LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	4.35%	08/21/2024		1,411	1,404,035
Robertshaw US Holding Corp., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	5.88%	02/28/2025		2,487	2,412,344
Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	10.37%	02/28/2026		1,100	1,064,399
Tank Holding Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.59%	03/16/2022		1,088	1,078,368
Terex Corp., Incremental Term Loan (2 mo. USD LIBOR + 2.00%)	4.50%	01/31/2024		1,355	1,336,141
					52,756,728

Insurance–1.34%

Alliant Holdings Intermediate, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.06%	05/09/2025		1,212	1,191,565
AmWINS Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	01/25/2024		6,849	6,796,283
FrontDoor, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.87%	08/16/2025		947	942,501
Hub International Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	5.49%	04/25/2025		8,275	8,141,270
Sedgwick Claims Management Services, Inc., Term Loan (f)	–	11/15/2025		6,630	6,570,710
USI Inc., Term Loan B (3 mo. USD LIBOR + 3.00%)	5.39%	05/16/2024		9,568	9,348,165
					32,990,494

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Leisure Goods, Activities & Movies–3.06%

Alpha Topco Ltd. (United Kingdom), Term Loan B (1 mo. USD LIBOR + 2.50%)	4.84%	02/01/2024		$17,939	$ 17,391,572
AMC Entertainment, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.56%	12/15/2022		2,268	2,242,601
Term Loan (1 mo. USD LIBOR + 2.25%)	4.56%	12/15/2023		4,048	3,994,890
Ancestry.com Operations Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	10/19/2023		2,176	2,153,798
Crown Finance US, Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	02/28/2025		15,339	15,081,384
CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	5.06%	11/08/2023		3,369	3,130,056
Dorna Sports, S.L., Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	5.39%	04/12/2024		1,980	1,956,344
Equinox Holdings, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.00%)	5.34%	03/08/2024		2,902	2,882,434
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	09/06/2024		362	369,561
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.59%	04/18/2025		4,133	4,102,115
Invictus Media SLU, (Spain) Term Loan B-1 (6mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	1,416	1,617,024
Term Loan B-2 (3 mo. EURIBOR + 4.50%)	4.50%	06/26/2025	EUR	849	969,336
Lakeland Tours, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.33%	12/16/2024		2,127	2,121,489
Lifetime Brands, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	5.46%	06/10/2022		487	480,811
Live Nation Entertainment, Inc., Term Loan B-3 (1 mo. USD LIBOR + 1.75%)	4.13%	10/31/2023		99	98,639
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2 (3 mo. CHF LIBOR + 4.25%) (Acquired 07/07/2017; Cost $1,073,568)	4.25%	07/11/2024	CHF	1,039	1,040,192
Sabre GLBL, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	02/22/2024		200	197,166
Shutterfly Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.10%	08/17/2024		3,072	3,049,303
Term Loan B (1 mo. USD LIBOR + 2.50%)	4.81%	08/19/2024		1,288	1,272,615
SSH Group Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)(d)	6.77%	07/30/2025		2,211	2,194,584
Second Lien Term Loan (3 mo. USD LIBOR + 8.25%)(d)	10.77%	07/30/2026		654	658,650
UFC Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.60%	08/18/2023		7,792	7,784,370
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	9.85%	08/18/2024		559	560,666
					75,349,600

Lodging & Casinos–3.91%

AMCP Clean Acquisition Co., LLC, Delayed Draw Term Loan (3 mo. USD LIBOR + 4.25%) (e)	3.25%	06/16/2025		395	395,071
Term Loan (3 mo. USD LIBOR + 4.25%)	6.64%	06/16/2025		1,642	1,642,016
B&B Hotels SAS, Term Loan B (3 mo. EURIBOR + 3.00%)	3.00%	03/14/2023	EUR	3,072	3,452,529
Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	5.09%	07/03/2024		3,897	3,869,098
Boyd Gaming Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	4.49%	09/15/2023		1,062	1,044,686
Caesars Resort Collection, LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	12/23/2024		22,238	21,884,812
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	4.59%	04/18/2024		1,645	1,618,640
Four Seasons Holdings Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.00%)	4.34%	11/30/2023		81	79,718
Golden Nugget, Inc., Term Loan B (3 mo. USD LIBOR + 2.75%)	5.23%	10/04/2023		5,486	5,409,373
Hilton Worldwide Finance, LLC, Term Loan B-2 (1 mo. USD LIBOR + 1.75%)	4.07%	10/25/2023		104	103,036
Penn National Gaming, Inc., Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.58%	10/15/2025		2,259	2,244,167
Scientific Games International, Inc., Term Loan B-5 (2 mo. USD LIBOR + 2.75%)	5.22%	08/14/2024		17,091	16,670,139
Stars Group (US) Co-Borrower, LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	5.89%	07/10/2025		15,526	15,495,532
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	4.85%	06/08/2023		7,875	7,771,167
Twin River Management Group, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	07/10/2020		5,503	5,489,657
VICI Properties 1 LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.31%	12/20/2024		6,667	6,569,793
Wyndham Hotels & Resorts, Inc., Term Loan B (3 mo. USD LIBOR + 1.75%)	4.09%	05/30/2025		837	831,073

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Lodging & Casinos–(continued)

Wynn Resorts, Ltd., Term Loan (1 mo. USD LIBOR + 2.25%)	4.60%	10/30/2024	$1,732	$ 1,699,100
				96,269,607

Nonferrous Metals & Minerals-0.46%

American Rock Salt Co. LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	03/21/2025	2,256	2,247,771
Covia Holdings Corp., Term Loan (3 mo. USD LIBOR + 3.75%)	6.14%	06/01/2025	6,073	4,892,783
Form Technologies LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	5.64%	01/28/2022	2,448	2,426,646
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(d)	10.89%	01/30/2023	26	24,977
U.S. Silica Co., Term Loan (1 mo. USD LIBOR + 4.00%)	6.37%	05/01/2025	2,070	1,846,664
				11,438,841

Oil & Gas–4.66%

BCP Raptor, LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	6.64%	06/24/2024	4,080	3,950,383
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	6.03%	10/31/2024	12	12,360
Brazos Delaware II, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)	6.30%	05/21/2025	3,603	3,517,840
Bronco Midstream Funding, LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.82%	08/14/2023	834	828,851
California Resources Corp., Term Loan (1 mo. USD LIBOR + 10.38%)	12.72%	12/31/2021	2,430	2,597,928
Term Loan (1 mo. USD LIBOR + 4.75%)	7.07%	12/31/2022	3,947	3,989,429
Centurion Pipeline L.P., Term Loan B (3 mo. USD LIBOR + 3.25%)	5.64%	09/29/2025	1,217	1,223,521
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.90%	07/29/2021	2,507	2,494,173
Crestwood Holdings LLC, Term Loan (1 mo. USD LIBOR + 7.50%)	9.82%	03/06/2023	5,565	5,511,431
Delek US Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	4.59%	03/31/2025	1,708	1,690,909
Encino Energy, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)(d)	9.09%	10/29/2025	2,360	2,377,240
Fieldwood Energy LLC, Revolver Loan (d)(e)	4.50%	04/11/2021	13,625	13,489,210
First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	7.59%	04/11/2022	4,536	4,473,684
Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	9.59%	04/11/2023	5,283	4,853,613
Glass Mountain Pipeline Holdings, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.82%	12/23/2024	2,872	2,867,209
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	7.64%	08/25/2023	8,524	6,862,020
HGIM Corp., Term Loan (6mo. USD LIBOR + 6.00%)	8.51%	07/02/2023	3,301	3,310,905
Lucid Energy Group II Borrower, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	5.31%	02/17/2025	2,633	2,518,224
McDermott Technology (Americas), Inc., Term Loan (1 mo. USD LIBOR + 5.00%)	7.34%	05/12/2025	8,183	7,888,061
Medallion Midland Acquisition, LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	10/30/2024	2,290	2,234,250
Moda Midstream LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	5.59%	09/29/2025	1,132	1,125,909
Navitas Midstream Midland Basin, LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.81%	12/13/2024	3,306	3,291,374
Ocean Rig 1 Inc., Term Loan (Prime Rate + 7.00%)	8.00%	09/20/2024	1,185	1,246,792
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%)(d)	7.89%	07/31/2020	4,649	4,300,710
Paragon Offshore Finance Co. (Cayman Islands), Term Loan (Acquired 07/18/2014; Cost $16,678)(d)(g)(i)	0.00%	07/18/2021	17	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	03/19/2021	6,832	6,377,808
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 6.00%)	8.39%	02/21/2021	14,765	12,691,444
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	6.64%	08/04/2021	1,818	1,637,397
Traverse Midstream Partners LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	6.60%	09/27/2024	1,342	1,338,767
Tribune Resources, Inc., Term Loan (1 mo. USD LIBOR + 6.50%)	8.82%	03/30/2023	917	920,856
Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 1.43%)	3.77%	07/13/2020	5,196	5,106,990
				114,729,288

Publishing–1.65%

Adtalem Global Education Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.34%	04/11/2025	1,629	1,625,568
Ascend Learning, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	07/12/2024	2,853	2,828,410

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Publishing–(continued)
Cengage Learning, Inc., Term Loan B (1 mo. USD LIBOR + 4.25%)	6.56%	06/07/2023		$6,685	$ 6,001,328
Getty Images, Inc., Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	10/18/2019		12,070	11,985,358
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)(d)	7.78%	06/01/2022		35	34,960
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	4.32%	10/04/2023		852	840,358
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	10/24/2021		3,977	3,978,592
Southern Graphics Inc., First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	5.67%	12/31/2022		3,088	2,972,273
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	5.34%	01/27/2024		10,454	10,431,938
					40,698,785

Radio & Television–1.73%
E.W. Scripps Co., Term Loan B (1 mo. USD LIBOR + 2.00%)	4.34%	10/02/2024		1,231	1,218,242
Gray Television, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.57%	02/07/2024		576	570,746
Term Loan C (f)	–	11/02/2025		7,417	7,366,219
iHeartCommunications, Inc., Term Loan D (g)(i)	0.00%	01/30/2019		25,382	18,151,475
Mission Broadcasting, Inc., Term Loan B-3 (f)	–	01/17/2024		302	299,658
NEP/NCP HoldCo, Inc., Term Loan (3 mo. EURIBOR + 3.50%)	3.50%	10/19/2025	EUR	73	82,990
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	9.35%	10/19/2026		1,718	1,694,042
Nexstar Broadcasting, Inc., Term Loan B-3 (f)	–	01/17/2024		1,798	1,781,447
Raycom TV Broadcasting, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	4.59%	08/23/2024		3,554	3,549,871
Sinclair Broadcast Group, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.60%	01/03/2024		8,033	7,954,956
					42,669,646

Retailers (except Food & Drug)–1.39%
Bass Pro Group, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	7.35%	09/25/2024		9,367	9,280,350
Fossil Group, Inc., Term Loan (1 wk. USD LIBOR + 7.00%)	9.23%	12/31/2020		1,556	1,571,332
Fullbeauty Brands Holdings Corp., Term Loan (g)	0.00%	10/14/2022		5,429	1,574,391
National Vision, Inc., First Lien Revolver Loan (d)(e)	0.00%	03/13/2019		3,004	2,763,997
Term Loan (1 mo. USD LIBOR + 2.50%)	4.84%	11/20/2024		837	833,599
Payless Inc., Term Loan A-1 (3 mo. USD LIBOR + 8.00%)(d)	10.33%	02/10/2022		1,535	844,157
Term Loan A-2 (3 mo. USD LIBOR + 9.00%)(d)	11.33%	08/10/2022		2,881	1,109,182
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	5.78%	01/26/2023		9,055	6,832,550
Savers Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	6.22%	07/09/2019		4,934	4,758,389
Staples, Inc., Term Loan (1 mo. USD LIBOR + 4.00%)	6.54%	09/12/2024		3,763	3,711,019
Vivarte, PIK Term Loan, 7.00% PIK Rate, 4.00% Cash Rate (h)	7.00%	10/29/2019		1,229	1,007,245
					34,286,211

Surface Transport–1.14%
Commercial Barge Line Co., First Lien Term Loan (1 mo. USD LIBOR + 8.75%)	11.10%	11/12/2020		4,106	3,052,223
Kenan Advantage Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	07/29/2022		1,848	1,831,854
Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	07/29/2022		6,959	6,896,491

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Surface Transport–(continued)
Odyssey Logistics & Technology Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	10/12/2024		$1,823	$ 1,804,283
PODS LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	5.07%	12/06/2024		7,971	7,854,051
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	6.60%	06/26/2021		3,184	3,056,690
XPO Logistics, Inc., Term Loan B (3 mo. USD LIBOR + 2.00%)	4.51%	02/24/2025		3,611	3,582,638
					28,078,230

Telecommunications–7.56%
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	5.09%	01/31/2025		20,749	20,191,222
Colorado Buyer Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.32%	05/01/2024		3,611	3,563,690
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	5.34%	10/24/2022		13,739	12,795,034
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	10/05/2023		12,674	12,188,533
Frontier Communications Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	5.10%	03/31/2021		5,002	4,800,269
Term Loan (1 mo. USD LIBOR + 4.38%)	6.73%	10/12/2021		1,386	1,360,989
Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	6.10%	06/15/2024		1,809	1,729,364
Hargray Communications Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	05/16/2024		1,030	1,023,893
Intelsat Jackson Holdings S.A., (Luxembourg) Term Loan B-3 (1 mo. USD LIBOR + 3.75%)	6.07%	11/27/2023		1,749	1,740,801
Term Loan B-5	6.63%	01/02/2024		4,953	4,983,693
Level 3 Financing Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	4.56%	02/22/2024		14,582	14,424,106
Lumentum Holdings, Inc., Term Loan (d)(f)	–	08/07/2025		1,999	1,981,160
MLN US Holdco LLC, Term Loan B (f)	–	07/13/2025		3,845	3,851,997
MTN Infrastructure TopCo, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	5.34%	11/15/2024		6,091	6,056,303
Odyssey Investissement S.A.S. (France), Term Loan B (3 mo. EURIBOR + 3.75%)	3.75%	04/25/2025	EUR	3,213	3,640,585
Radiate Holdco, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	5.35%	02/01/2024		6,747	6,633,139
SBA Senior Finance II LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.35%	04/11/2025		10,715	10,616,362
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	4.88%	02/02/2024		17,249	17,072,001
Incremental Term Loan	5.71%	02/02/2024		10,303	10,229,222
Syniverse Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 5.00%)	7.31%	03/09/2023		7,570	7,264,612
Telesat LLC, Term Loan B-4 (3 mo. USD LIBOR + 2.50%)	4.89%	11/17/2023		15,131	14,841,082
U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	7.39%	05/02/2023		6,129	5,943,353
Windstream Services, LLC, Term Loan B-6(1 mo. USD LIBOR + 4.00%)	6.31%	03/29/2021		11,810	11,017,127
Term Loan B-7 (1 mo. USD LIBOR + 3.25%)	5.56%	02/17/2024		5,208	4,523,108
Zayo Group, LLC, Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	4.34%	01/19/2021		886	882,309
Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	4.59%	01/19/2024		2,930	2,909,157
					186,263,111

Utilities–5.69%
AES Corp. (The), Term Loan (1 mo. USD LIBOR + 1.75%)	4.46%	05/24/2022		589	587,594
AI Alpine AT BidCo GmbH, (Austria) Term Loan B (f)	–	10/25/2025	EUR	962	1,085,752
Term Loan B (d)	0.00%	10/25/2025		34	33,661
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)	6.85%	05/27/2022		1,284	1,277,432
Brookfield WEC Holdings Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	08/01/2025		12,340	12,327,358
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	9.10%	08/03/2026		1,924	1,945,465
Calpine Construction Finance Co., L.P., Term Loan B (1 mo. USD LIBOR + 2.50%)	4.84%	01/15/2025		10,581	10,422,827

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Utilities–(continued)
Calpine Corp., Term Loan B (f)	–	12/31/2019		$516	$ 514,134
Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	01/15/2023		7,908	7,786,627
Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	05/31/2023		4,591	4,518,377
Term Loan (3 mo. USD LIBOR + 2.50%)	4.89%	01/15/2024		9,372	9,211,139
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	6.09%	10/02/2023		6,314	6,270,248
ExGen Renewables IV, LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	5.71%	11/28/2024		2,474	2,387,583
Granite Acquisition, Inc., First Lien Term Loan C (3 mo. USD LIBOR + 3.50%)	5.89%	12/17/2021		828	825,944
First Lien Term Loan B (3 mo. USD LIBOR + 3.50%)	5.90%	12/17/2021		5,386	5,372,957
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	9.64%	12/19/2022		961	958,021
Invenergy Thermal Operating I LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	5.84%	08/28/2025		1,365	1,371,931
Lightstone Holdco LLC, Term Loan B (1 mo. USD LIBOR + 3.75%)	6.09%	01/30/2024		10,513	10,221,393
Term Loan C (1 mo. USD LIBOR + 3.75%)	6.09%	01/30/2024		565	548,984
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	6.60%	05/16/2024		4,235	4,260,716
NRG Energy, Inc., Term Loan (3 mo. USD LIBOR + 1.75%)	4.14%	06/30/2023		12,540	12,402,831
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	5.85%	03/23/2025		109	109,439
PowerTeam Services, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	5.64%	03/06/2025		2,354	2,301,574
Southeast PowerGen LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	5.85%	12/02/2021		1,055	1,030,359
USIC Holding, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	5.59%	12/08/2023		6,330	6,231,382
Vistra Operations Co. LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	4.34%	08/04/2023		16,285	16,077,269
Term Loan (1 mo. USD LIBOR + 2.00%)	4.31%	12/31/2025		20,338	20,066,029
					140,147,026
Total Variable Rate Senior Loan Interests (Cost $2,325,404,354)					2,267,130,465

U.S. Dollar Denominated Bonds & Notes–4.77%
Air Transport–0.19%
Mesa Airlines, Inc. Class B	5.75%	07/15/2025		4,653	4,619,837
Automotive–0.21%
Federal-Mogul Holdings Corp.(j)	5.00%	07/15/2024	EUR	538	631,149
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(j)(k)	4.87%	04/15/2024	EUR	2,000	2,280,797
Schaeffler AG (Germany)(j)	4.13%	09/15/2021		640	620,800
Schaeffler AG (Germany)(j)	4.75%	09/15/2026		1,965	1,743,937
					5,276,683

Building & Development–0.09%
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(k)	5.12%	11/15/2022	EUR	291	311,707
Haya Finance 2017 S.A. (Spain)(j)	5.25%	11/15/2022	EUR	344	367,614
LSF10 Wolverine Investment SCA (Denmark)(j)	5.00%	03/15/2024	EUR	319	353,456
LSF10 Wolverine Investment SCA (Denmark) (3 mo. EURIBOR + 4.63%)(j)(k)	4.63%	03/15/2024	EUR	1,142	1,287,364
					2,320,141

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Business Equipment & Services–0.42%
Dream Secured Bondco AB (Sweden)(j)	5.75%	12/01/2023	EUR	$ 2,464	$ 2,755,073
Nexi S.p.A. (Italy) (3 mo. EURIBOR + 3.63%)(j)(k)	3.63%	05/01/2023	EUR	671	757,740
Nexi S.p.A. (Italy)(j)	4.12%	11/01/2023	EUR	752	845,533
Refinitiv US Holdings Inc. REGS, Sr. Unsec. Bonds(j)	4.50%	05/15/2026	EUR	132	148,000
Refinitiv US Holdings Inc. REGS, Sr. Unsec. Bonds(j)	6.87%	11/15/2026	EUR	167	179,475
Techem GmbH (Germany)(j)	6.00%	07/30/2026	EUR	5,008	5,557,840
					10,243,661

Cable & Satellite Television–1.38%
Altice Financing S.A. (Luxembourg) Sr. Sec. Gtd. First Lien Notes(j)	6.63%	02/15/2023		851	842,490
Altice Financing S.A. (Luxembourg)(j)	4.75%	01/15/2028	EUR	1,299	1,190,496
Altice Financing S.A. (Luxembourg) Sr. Sec. Gtd. First Lien Bonds(j)	7.50%	05/15/2026		10,469	9,867,033
Altice France S.A. (France) Sr. Sec. Gtd. First Lien Notes(j)	7.37%	05/01/2026		3,732	3,596,715
CSC Holdings LLC Sr. Sec. Gtd. First Lien Notes(j)	5.50%	05/15/2026		10,933	10,632,343
Numericable-SFR S.A. (France)(j)	8.12%	02/01/2027		2,544	2,499,480
Numericable-SFR S.A. (France)(j)	5.88%	02/01/2027	EUR	3,793	4,360,163
Virgin Media Bristol LLC (United Kingdom)(j)	5.50%	08/15/2026		1,027	969,539
					33,958,259

Chemicals & Plastics–0.18%
Alpha US Bidco, Inc. (Germany)(j)	8.75%	06/01/2023		1,560	1,521,000
Avantor Inc.(j)	6.00%	10/01/2024		2,731	2,713,931
Starfruit US Holdco LLC (Netherlands) REGS, Sr. Unsec. Bonds(j)	6.50%	10/01/2026	EUR	199	210,245
					4,445,176

Containers & Glass Products–0.23%
Ardagh Glass Finance PLC (Ireland)(j)	4.62%	05/15/2023		1,643	1,601,925
Ardagh Glass Finance PLC (Ireland)(j)	4.25%	09/15/2022		1,695	1,642,116
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%)(j)(k)	5.94%	07/15/2021		1,868	1,886,493
Reynolds Group Issuer Inc./LLC Sr. Sec. Gtd. First Lien Global Notes	5.75%	10/15/2020		614	614,414
					5,744,948

Electronics & Electrical–0.18%
Blackboard Inc.(j)	9.75%	10/15/2021		4,356	3,114,540
Dell International LLC/EMC Corp. Sr. Sec. Gtd. First Lien Notes(j)	5.45%	06/15/2023		1,385	1,417,375
					4,531,915

Financial Intermediaries–0.41%
AnaCap Financial Europe S.A. SICAV-RAIF (Luxembourg) (3 mo. EURIBOR + 5.00%)(j)(k)	5.00%	08/01/2024	EUR	500	484,552
Cabot Financial S.A. (United Kingdom) (3 mo. EURIBOR + 5.88%)(j)(k)	5.88%	11/15/2021	EUR	908	1,003,122
Cabot Financial S.A. (United Kingdom)(j)	6.50%	04/01/2021	GBP	1,500	1,901,846
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 4.50%)(j)(k)	4.50%	09/01/2023	EUR	560	543,482
Garfunkelux Holdco 3 S.A. (Luxembourg)(j)	11.00%	11/01/2023	GBP	856	888,968
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 3.50%)(j)(k)	3.50%	09/01/2023	EUR	1,716	1,634,108
Nemean Bondco PLC (Jersey)(j)	7.37%	02/01/2024	GBP	1,370	1,519,724
Nemean Bondco PLC (Jersey) (3 mo. GBP LIBOR + 6.50%)(j)(k)	7.33%	02/01/2023	GBP	1,955	2,228,343
					10,204,145

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Health Care–0.48%
Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(j)(k)	5.81%	07/15/2019	GBP $	2,673	$ 3,395,445
DJO Finance LLC(j)	8.12%	06/15/2021		1,973	2,049,454
DJO Finance LLC	10.75%	04/15/2020		3,878	3,892,542
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(j)(k)	6.89%	08/15/2022	GBP	1,500	1,658,982
Recordati Spa (Italy) REGS, Sr. Unsec. Bonds(j)	6.75%	10/30/2025	EUR	288	327,398
Recordati Spa (Italy) REGS, Sr. Unsec. Floating Rate Bonds (3 mo. EURIBOR + 6.25%)(j)(k)	6.25%	10/30/2025	EUR	349	396,664
					11,720,485

Home Furnishings–0.27%
International Design Group SpA (IDG) (Italy) (3 mo. EURIBOR + 6.00%)(j)(k)	6.50%	11/15/2025	EUR	648	685,183
International Design Group SpA (IDG) (Italy) (3 mo. EURIBOR + 6.00%)(j)(k)	5.68%	11/15/2025	EUR	810	883,535
Shop Direct Funding PLC (United Kingdom)(j)	7.75%	11/15/2022	GBP	4,711	5,013,329
					6,582,047

Industrial Equipment–0.01%
Altra Industrial Motion Corp. Sr. Unsec. Gtd. Notes(j)	6.13%	10/01/2026		287	284,130
Lodging & Casinos–0.16%
ESH Hospitality, Inc.(j)	5.25%	05/01/2025		1,390	1,332,662
Scientific Games International, Inc.(j)	3.38%	02/15/2026	EUR	461	487,135
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(j)(k)	5.76%	05/15/2023	GBP	1,400	1,778,545
VICI Properties 1 LLC	8.00%	10/15/2023		315	344,823
					3,943,165

Nonferrous Metals & Minerals–0.12%
TiZir Ltd. (United Kingdom)(j)	9.50%	07/19/2022		2,748	2,919,750

Oil & Gas–0.06%
Pacific Drilling S.A. Sr. Sec. Bonds(j)	8.38%	10/01/2023		145	143,188
Pacific Drilling S.A.(g)(i)(j)	0.00%	06/01/2020		2,798	1,269,830
					1,413,018

Radio & Television–0.21%
Clear Channel International B.V.(j)	8.75%	12/15/2020		5,141	5,282,378
Retailers (except Food & Drug)–0.03%
Claire’s Stores Inc.(g)(i)(j)	0.00%	03/15/2020		1,210	756,250
Steel–0.00%
ERP Iron Ore, LLC 8.00% PIK Rate(d)(k)	8.00%	12/31/2019		56	44,615
Surface Transport–0.01%
WFS Global Holding S.A.S. (Netherlands) (3 mo. EURIBOR + 6.25%)(j)(k)	6.25%	08/15/2023	EUR	123	138,622
Telecommunications–0.10%
Communications Sales & Leasing, Inc.(j)	6.00%	04/15/2023		1,200	1,146,000
Goodman Networks Inc.	8.00%	05/11/2022		2,535	1,330,818
Windstream Services, LLC(j)	9.00%	06/30/2025		12	8,820
					2,485,638

Utilities–0.03%
Calpine Corp.(j)	5.25%	06/01/2026		678	633,083
Total U.S. Dollar Denominated Bonds & Notes (Cost $132,300,642)					117,547,946

				Shares
Common Stocks & Other Equity Interests–1.93%(l)

Aerospace & Defense–0.09%
IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $145,528)(d)(j)(m)				134	2,168,365

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Shares	Value
Automotive–0.02%
Dayco Products, LLC(m)	3,261	$119,026
Dayco Products, LLC(m)	3,266	119,209
Transtar Holding Co., Class A(m)	3,149,478	236,211
		474,446

Building & Development–0.06%
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 04/28/2010-07/15/2010; Cost $664,569)(d)(j)(m)	518	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 06/30/2010; Cost $3,408,940)(d)(j)(m)	4	0
Masonite International Corp.(m)	27,093	1,454,081
		1,454,081

Business Equipment & Services–0.02%
EmployBridge Holding Co. (Acquired 05/16/2014-01/20/2015; Cost $482,591)(j)(m)	43,971	439,710

Cable & Satellite Television–0.12%
Ion Media Networks, Inc., Class A (Acquired 01/17/2006-12/17/2009; Cost $3,038,036)(d)(j)(m)	4,471	2,906,150

Chemicals & Plastics–0.00%
LyondellBasell Industries N.V., Class A	218	20,342

Drugs–0.00%
BPA Laboratories, Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(j)(m)	3,490	0
BPA Laboratories, Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0)(d)(j)(m)	5,595	0
		0

Food Products–0.00%
QCE LLC (Acquired 06/30/2014; Cost $52)(d)(m)	17	0

Forest Products–0.12%
Verso Corp., Class A(m)	113,805	2,870,162

Health Care–0.00%
New Millennium Holdco(m)	259,087	32,127

Lodging & Casinos–0.12%
Caesars Entertainment Operating Co., LLC(m)	83,880	714,658
Twin River Management Group, Inc.(m)	18,663	2,398,195
		3,112,853

Oil & Gas–0.85%
Ameriforge Group Inc. (Acquired 06/08/2017; Cost $66,943)(d)(j)(m)	1,049	62,940
CJ Holding Co.(m)	47,780	820,860
Fieldwood Energy LLC(m)	67,619	2,817,447
HGIM Corp.(m)	6,310	274,485
HGIM Corp., Wts. expiring 07/02/2043(m)	28,193	1,325,071
Ocean Rig 1 Inc.(m)	265,985	7,375,764
Paragon Offshore Finance Co., Class A (Cayman Islands)(i)(m)	4,595	4,595
Paragon Offshore Finance Co., Class B (Cayman Islands)(i)(m)	2,298	88,473
Samson Investment Co.	261,209	6,138,412
Tribune Resources, Inc., First Lien Wts. (Acquired 04/03/2018; Cost $14,098)(d)(j)(m)	170,533	5,116
Tribune Resources, Inc.(m)	658,667	1,948,666
		20,861,829

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

				Shares	Value
Publishing–0.10%
F&W Publications, Inc. (Acquired 09/17/2007-11/19/2009; Cost $357,143)(d)(j)				288	$173
Merrill Communications LLC, Class A (Acquired 03/08/2013; Cost $307,685)(j)(m)				133,776	2,491,578
Tribune Publishing Co.(m)				2,262	33,002
					2,524,753

Retailers (except Food & Drug)–0.00%
Payless Inc.(m)				146,073	109,555

Surface Transport–0.00%
U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $0)(d)(j)(m)				6,189	62
U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $87,805)(d)(j)(m)				87,805	74,634
					74,696

Telecommunications–0.02%
Consolidated Communications, Inc.				32,797	451,287
Goodman Networks Inc. (Acquired 05/31/2017; Cost $1,595)(d)(j)(m)				159,473	0
					451,287

Utilities–0.41%
Bicent Power, LLC, Series A, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(d)(j)(m)				101	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0)(d)(j)(m)				165	0
Vistra Operations Co. LLC(m)				410,978	9,649,763
Vistra Operations Co. LLC, Rts. expiring 12/31/2046				410,978	330,015
Vistra Operations Co. LLC (Acquired 10/03/2016; Cost $316,284)(d)(j)(m)				672,945	104,307
					10,084,085
Total Common Stocks & Other Equity Interests (Cost $51,936,876)					47,584,441

	Interest Rate	Maturity Date	Principal Amount (000)(a)
Structured Products–0.28%
Clontarf Park CLO, Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(j)(k)	5.10%	08/05/2030	EUR $	387	431,258
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(j)(k)	7.59%	10/25/2028		2,899	2,892,674
OCP Euro CLO (Ireland), Series 2017-1, Class E (3 mo. EURIBOR + 5.35%)(j)(k)	5.35%	06/18/2030	EUR	100	111,421
Series 2017-2, Class E (3 mo. EURIBOR + 5.00%)(j)(k)	5.00%	01/15/2032	EUR	437	496,557
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.85%)(j)(k)	7.28%	04/15/2026		2,920	2,841,033
Total Structured Products (Cost $6,623,817)					6,772,943
				Shares
Preferred Stocks–0.00%
Retailers (except Food & Drug)–0.00%
Vivarte (France) (Acquired 01/12/2018; Cost $0)(d)(j)(m)				7,780	0
Vivarte (France), Class A Preference Shares (Acquired 01/12/2018; Cost $0)(d)(j)(m)				259	0
Vivarte (France), Class B Preference Shares (Acquired 01/12/2018; Cost $0)(d)(j)(m)				259	0
					0

Telecommunications–0.00%
Goodman Networks Inc., Series A-1 (Acquired 05/31/2017; Cost $1,897)(d)(j)(m)				189,735	0
Total Preferred Stocks (Cost $1,898)					0

Money Market Funds–2.23%
Invesco Government & Agency Portfolio–Institutional Class, 2.12%(n)				13,041,490	13,041,490
Invesco Liquid Assets Portfolio–Institutional Class, 2.34%(n)				12,391,022	12,393,500

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

	Shares	Value
Invesco Treasury Portfolio–Institutional Class, 2.12%(n)	29,566,787	$ 29,566,787
Total Money Market Funds (Cost $55,001,749)		55,001,777
TOTAL INVESTMENTS IN SECURITIES–101.22% (Cost $2,571,269,336)		2,494,037,572
OTHER ASSETS LESS LIABILITIES–(1.22)%		(30,038,571)
NET ASSETS–100.00%		$2,463,999,001

Investment Abbreviations:

CHF	– Swiss Franc
CLO	– Collateralized Loan Obligation
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
Gtd.	– Guaranteed
LIBOR	– London Interbank Offered Rate
PIK	– Pay-in-Kind
REGS	– Regulation S
Rts.	– Rights
Sec.	– Secured
Sr.	– Senior
Unsec.	– Unsecured
USD	– U.S. Dollar
Wts.	– Warrants

Notes of Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.

(b)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(e)

All or a portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. See Note 4.

(f)	This variable rate interest will settle after November 30, 2018, at which time the interest rate will be determined.

(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at November 30, 2018 was $26,782,072, which represented 1.08% of the Fund’s Net Assets.

(h)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(i)	The borrower has filed for protection in federal bankruptcy court.

(j)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2018 was $121,415,168, which represented 4.93% of the Fund’s Net Assets.

(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2018.

(l)	Acquired through the restructuring of senior loans.

(m)	Non-income producing security.

(n)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2018.

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
12/14/2018	Barclays Capital	EUR	20,216,285	USD	23,390,302	$ 483,521
12/14/2018	Barclays Capital	GBP	5,967,797	USD	7,895,320	286,952
12/14/2018	Barclays Capital	SEK	23,093	USD	2,549	10
01/15/2019	Barclays Capital	GBP	6,014,346	USD	7,872,044	188,815
12/14/2018	Canadian Imperial Bank of Commerce	USD	22,834,007	EUR	20,216,031	72,486
12/14/2018	Citibank N.A.	CHF	1,142,737	USD	1,157,808	12,846
12/14/2018	Citibank N.A.	SEK	23,360	USD	2,578	10
01/15/2019	Citibank N.A.	GBP	6,014,436	USD	7,865,621	182,279
01/15/2019	Citibank N.A.	GBP	963,328	USD	1,260,877	30,241

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
01/15/2019	Citibank N.A.	GBP	266,310	USD	341,094	$ 888
12/14/2018	Goldman Sachs & Co.	EUR	20,216,285	USD	23,414,906	508,125
12/14/2018	Goldman Sachs & Co.	GBP	5,975,197	USD	7,905,712	287,909
12/14/2018	Goldman Sachs & Co.	USD	22,862,512	EUR	20,216,031	43,982
12/14/2018	Goldman Sachs & Co.	USD	1,135,232	CHF	1,142,737	9,730
12/14/2018	JP Morgan Chase Bank	EUR	20,215,270	USD	23,365,586	459,954
12/14/2018	JP Morgan Chase Bank	GBP	5,975,197	USD	7,904,881	287,079
12/14/2018	JP Morgan Chase Bank	USD	22,874,439	EUR	20,216,031	32,054
01/15/2019	JP Morgan Chase Bank	GBP	6,014,346	USD	7,868,214	184,986
01/15/2019	JP Morgan Chase Bank	SEK	23,226	USD	2,580	18
12/14/2018	Royal Bank of Canada	USD	22,854,223	EUR	20,216,031	52,270
01/15/2019	State Street Bank & Trust Co.	SEK	23,226	USD	2,580	18
12/14/2018	Toronto Dominion Bank	EUR	20,216,285	USD	23,414,643	507,862
Subtotal - Appreciation						3,632,035
12/14/2018	Barclays Capital	USD	7,845,735	GBP	6,007,768	(186,408)
01/15/2019	Canadian Imperial Bank of Commerce	EUR	20,273,050	USD	22,987,105	(59,727)
12/14/2018	Citibank N.A.	USD	7,702,140	GBP	5,902,655	(176,822)
01/15/2019	Citibank N.A.	USD	314,355	GBP	245,090	(1,257)
01/15/2019	Citibank N.A.	USD	228,322	GBP	177,768	(1,226)
01/15/2019	Goldman Sachs & Co.	CHF	1,145,419	USD	1,142,746	(9,244)
01/15/2019	Goldman Sachs & Co.	EUR	19,972,184	USD	22,673,722	(31,079)
01/15/2019	Goldman Sachs & Co.	USD	670,056	EUR	585,135	(4,862)
12/14/2018	JP Morgan Chase Bank	USD	2,616	SEK	23,650	(16)
12/14/2018	JP Morgan Chase Bank	USD	7,841,958	GBP	6,007,768	(182,631)
01/15/2019	JP Morgan Chase Bank	EUR	20,273,050	USD	23,027,691	(19,140)
01/15/2019	Royal Bank of Canada	EUR	20,273,050	USD	23,007,195	(39,636)
12/14/2018	State Street Bank & Trust Co.	USD	2,523	SEK	22,802	(16)
Subtotal - Depreciation						(712,064)
Total Forward Foreign Currency Contracts – Currency Risk						$ 2,919,971

Abbreviations:

CHF –Swiss Franc

EUR –Euro

GBP –British Pound Sterling

SEK –Sweden Krona

USD –U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                           Invesco Floating Rate Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.

Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                           Invesco Floating Rate Fund

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Trust may periodically participate in litigation related to Trust investments. As such, the Trust may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Purchased on a When-Issued and Delayed DeliveryBasis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.

Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

                                           Invesco Floating Rate Fund

H.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

I.

Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

J.

Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2018, there were transfers from Level 3 to Level 2 of $54,212,207, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $21,568,529, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Variable Rate Senior Loan Interests	$–	$2,188,703,812	$78,426,653	$2,267,130,465
U.S. Dollar Denominated Bonds & Notes	–	117,503,331	44,615	117,547,946
Common Stocks & Other Equity Interests	23,389,919	18,872,775	5,321,747	47,584,441
Structured Products	–	6,772,943	–	6,772,943
Investments Matured	–	1,280,115	416,609	1,696,724
Preferred Stocks	–	–	0	0
Money Market Funds	55,001,777	–	–	55,001,777
Total Investments in Securities	78,391,696	2,333,132,976	84,209,624	2,495,734,296
Other Investments - Assets*
Forward Foreign Currency Contracts	–	3,632,035	–	3,632,035

                                           Invesco Floating Rate Fund

	Level 1	Level 2	Level 3	Total
Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(712,064)	–	(712,064)
Total Other Investments	–	2,919,971	–	2,919,971
Total Investments	$78,391,696	$2,336,052,947	$84,209,624	$2,498,654,267

*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the three months ended November 30, 2018:

	Value August 31, 2018	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appeciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value November 30, 2018
Variable Rate Senior Loan Interests	$125,107,531	$12,466,631	($29,293,527)	($259,970)	$686,407	($1,383,116)	$21,493,660	($50,390,963)	$78,426,653
Bonds & Notes	44,615	–	–	4,379	–	(4,379)	–	–	44,615
Common Stocks & Other Equity Interests	8,448,586	–	–	–	–	619,536	74,869	(3,821,244)	5,321,747
Preferred Stocks	0	–	–	–	–	–	–	–	0
Investments Matured	74,634	341,975	–	–	–	–	–	–	416,609
Total	$133,675,366	$12,808,606	($29,293,527)	($255,591)	$686,407	($767,959)	$21,568,529	($54,212,207)	$84,209,624

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 3–Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2018:

Value
Currency
Derivative Assets	Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$ 3,632,035
Derivatives not subject to master netting agreements	-
Total Derivative Assets subject to master netting agreements	$ 3,632,035

Value
Currency
Derivative Liabilities	Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$ (712,064)
Derivatives not subject to master netting agreements	-
Total Derivative Liabilities subject to master netting agreements	$ (712,064)

Effect of Derivative Investments for the three months ended November 30, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency
Risk
Realized Gain (Loss):
Forward foreign currency contracts	$1,905,826

                                           Invesco Floating Rate Fund

Location of Gain (Loss) on Statement of Operations
Currency
Risk
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	1,692,038
Total	$3,597,864

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$346,521,668

NOTE 4–Unfunded Loan Commitments

As of November 30, 2018, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type		Principal Amount(a)	Value
AMCP Clean Acquisition Co., LLC	Delayed Draw Term Loan		$266,772	$266,772
Brightview Landscapes, LLC	First Lien Revolver Loan		992,343	917,917
Carlisle FoodService Products, Inc.	Delayed Draw Term Loan		90,664	88,738
Dentalcorp Perfect Smile ULC	First Lien Term Loan		78,232	78,232
Dentalcorp Perfect Smile ULC	Second Lien Term Loan		247,992	247,992
Fieldwood Energy LLC	Revolver Loan		13,625,465	13,489,210
GlobalLogic Holdings Inc.	Delayed Draw Term Loan		87,317	86,990
Heartland Dental, LLC	Delayed Draw Term Loan		602,717	594,557
IAP Worldwide Services	First Lien Term Loan		789,017	789,017
MacDermid, Inc.	First Lien Revolver Loan		2,180,546	2,165,107
MacDermid, Inc.	First Lien Multicurrency Revolver Loan		2,180,546	2,165,107
Mavis Tire Express Services Corp.	Delayed Draw Term Loan		475,144	475,144
National Vision, Inc.	First Lien Revolver Loan		3,004,345	2,763,997
Prime Security Services Borrower, LLC	Revolver Loan		3,829,058	3,760,977
Transtar Holding Co.	Term Loan		242,525	241,312
Unilabs Diagnostics AB	Revolver Loan	EUR	1,849,988	2,064,119
				$30,195,188

(a)	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR - Euro

NOTE 5–Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the three months ended November 30, 2018, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$3,004,345	$2,763,997

                                           Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	GREI-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2018

(Unaudited)

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests-63.11%

Australia-3.07%

Dexus	545,337	$4,175,231
Goodman Group	893,696	6,711,582
GPT Group (The)	1,090,262	4,204,575
Mirvac Group	3,169,783	5,088,675
Scentre Group	3,626,144	10,347,554
		30,527,617

Canada-1.84%

Allied Properties REIT	166,600	5,655,109
H&R Real Estate Investment Trust	307,000	4,861,536
Killam Apartment REIT	160,700	1,992,044
Pembina Pipeline Corp.	173,082	5,836,054
		18,344,743

China-0.30%

China Overseas Land & Investment Ltd.	380,000	1,325,920
Country Garden Holdings Co. Ltd.	557,000	688,659
Guangzhou R&F Properties Co. Ltd.-Class H	634,000	987,870
		3,002,449

France-3.02%

ICADE	59,332	4,701,884
Klepierre S.A.	192,308	6,313,714
Mercialys S.A.	167,397	2,421,857
Unibail-Rodamco-Westfield	96,782	16,636,642
		30,074,097

Germany-3.53%

Aroundtown S.A.	470,911	4,037,775
Deutsche Wohnen S.E.	108,711	5,210,858
Grand City Properties S.A.	328,303	7,748,804
LEG Immobilien AG	63,656	7,318,198
Sirius Real Estate Trust Inc.	2,548,254	1,948,268
Vonovia S.E.	183,872	8,896,854
		35,160,757

Hong Kong-4.82%

CK Asset Holdings Ltd.	1,093,500	7,899,018
Hang Lung Properties Ltd.	1,980,000	4,008,589
Kerry Properties Ltd.	338,500	1,165,577
Link REIT	668,000	6,360,685
New World Development Co. Ltd.	6,397,000	8,601,283
Sino Land Co. Ltd.	1,554,000	2,673,420
Sun Hung Kai Properties Ltd.	931,000	13,301,654
Swire Properties Ltd.	1,117,000	3,904,176
		47,914,402

	Shares	Value
Japan-6.49%

Activia Properties, Inc.	658	$2,764,974
Advance Residence Investment Corp.	770	2,126,547
Daiwa Office Investment Corp.	795	4,919,535
Fukuoka REIT Corp.	1,324	1,966,493
GLP J-REIT	4,105	4,129,771
Hulic Co., Ltd.	279,000	2,551,222
Japan Hotel REIT Investment Corp.	4,295	2,989,076
Japan Real Estate Investment Corp.	635	3,507,422
Kenedix Office Investment Corp.	249	1,634,189
Mitsubishi Estate Co., Ltd.	421,000	6,753,654
Mitsui Fudosan Co., Ltd.	562,500	13,453,619
Mitsui Fudosan Logistics Park Inc.	618	1,782,980
Nippon Prologis REIT Inc.	1,043	2,160,149
ORIX JREIT Inc.	1,309	2,129,871
Sumitomo Realty & Development Co., Ltd.	239,000	8,859,728
Tokyo Tatemono Co., Ltd.	104,900	1,195,794
United Urban Investment Corp.	1,065	1,695,331
		64,620,355

Netherlands-0.41%

InterXion Holding N.V.(a)	65,440	4,074,949

Singapore-1.48%

Ascendas REIT	2,283,500	4,277,713
CapitaLand Commercial Trust	2,449,000	3,113,961
City Developments Ltd.	411,400	2,539,950
Mapletree Commercial Trust	2,232,200	2,704,472
Mapletree Logistics Trust	2,222,900	2,057,791
		14,693,887

Spain-0.75%

Ferrovial, S.A.	122,483	2,525,844
Merlin Properties SOCIMI, S.A.	386,325	4,885,448
		7,411,292

Sweden-0.49%
Hufvudstaden AB-Class A	187,795	2,839,730
Wihlborgs Fastigheter AB	178,690	2,037,763
		4,877,493

United Kingdom-2.88%

Big Yellow Group PLC	213,454	2,375,867
Derwent London PLC	113,414	4,133,211
Great Portland Estates PLC	172,538	1,529,075
Land Securities Group PLC	633,618	6,565,680
SEGRO PLC	844,622	6,509,840
Tritax Big Box REIT PLC	2,097,712	3,619,256
UNITE Group PLC (The)	218,490	2,321,948

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Real Estate Income Fund

	Shares	Value
United Kingdom-(continued)

Workspace Group PLC	149,680	$1,587,826
		28,642,703

United States-34.03%

Alexandria Real Estate Equities, Inc.	40,956	5,099,022
American Campus Communities, Inc.	249,561	10,938,259
American Tower Corp. -Class A	147,509	24,263,755
Apple Hospitality REIT, Inc.	314,380	4,989,211
AvalonBay Communities, Inc.	115,542	22,018,839
Boston Properties, Inc.	155,443	20,394,122
Crown Castle International Corp.	161,038	18,503,266
CyrusOne, Inc.	89,461	5,016,973
Digital Realty Trust, Inc.	70,413	8,100,312
Duke Realty Corp.	193,189	5,498,159
EastGroup Properties, Inc.	35,580	3,558,712
Equinix, Inc.	28,218	10,871,831
Essex Property Trust, Inc.	45,849	12,035,821
Extra Space Storage, Inc.	93,218	8,947,064
Federal Realty Investment Trust	52,268	6,904,080
HCP, Inc.	180,341	5,276,778
Healthcare Realty Trust, Inc.	265,238	8,222,378
Highwoods Properties, Inc.	89,282	3,872,160
Hudson Pacific Properties, Inc.	476,241	14,696,797
Kinder Morgan, Inc.	253,056	4,319,666
Liberty Property Trust	165,825	7,510,214
Macerich Co. (The)	45,896	2,308,110
Mid-America Apartment Communities, Inc.	142,142	14,720,226
National Retail Properties, Inc.	202,119	10,118,077
Park Hotels & Resorts, Inc.	204,243	6,294,769
PotlatchDeltic Corp.	136,291	5,056,396
Prologis, Inc.	162,303	10,929,484
Public Storage	91,063	19,420,095
Retail Opportunity Investments Corp.	303,714	5,497,223
RLJ Lodging Trust	186,155	3,786,393
Simon Property Group, Inc.	121,643	22,587,889
Sunstone Hotel Investors, Inc.	299,813	4,575,146
Ventas, Inc.	61,177	3,884,128
Washington REIT	246,391	6,642,701
Weingarten Realty Investors	141,325	4,078,639
Welltower, Inc.	40,146	2,903,760
Weyerhaeuser Co.	182,657	4,823,971
		338,664,426
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $604,438,178)		628,009,170

	Principal Amount

Collateralized Mortgage Obligations-18.39%

Ireland-0.26%

Taurus Ltd., REGS, Series 2015-DE2, Class E, Floating Rate Pass Through Ctfs., 3.40%, (3 mo. EURIBOR + 3.500%), 02/01/2026(b)(c)(d)	EUR 2,300,000	2,621,578

	Principal Amount	Value
United States-18.13%

Banc of America Merrill Lynch Large Loan Inc., Series 2013-FRR1, Class A1, Pass Through Ctfs., 0.00%, 12/26/2020(b)(e)	$6,650,000	$5,929,173
Series 2016-FR13, Class A, Variable Rate Pass Through Ctfs., 1.66%, 08/27/2045(b)(f)	5,000,000	4,397,634
Braemar Hotels & Resorts Trust, Series 2018-PRME, Class E, Floating Rate Pass Through Ctfs., 4.71%, (1 mo. USD LIBOR + 2.400%), 06/15/2035(b)(d)	7,000,000	6,993,881
BX Trust, Floating Rate Pass Through Ctfs., 4.45%, (1 mo. USD LIBOR + 2.149%), 04/15/2035(b)(d)	9,500,000	9,452,282
CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, Variable Rate Pass Through Ctfs., 3.91%, 04/10/2028(b)(f)	9,800,000	9,725,680
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class D, Variable Rate Pass Through Ctfs., 5.23%, 08/10/2027(b)(f)	1,220,000	1,220,761
Commercial Mortgage Trust, Series 2014-PAT, Class F, Floating Rate Pass Through Ctfs., 4.75%, (1 mo. USD LIBOR + 2.441%), 08/13/2027(b)(d)	15,000,000	15,059,721
Series 2014-CR19, Class D, Variable Rate Pass Through Ctfs., 4.87%, 06/10/2028(b)(f)	25,690,000	23,136,802
Series 2014-CR21, Class D, Variable Rate Pass Through Ctfs., 4.06%, 12/10/2047(b)(f)	10,711,000	9,081,446
GS Mortgage Securities Corp Trust, Series 2017-500K, Class G, 4.81%, (1 mo. USD LIBOR + 2.500%), 07/15/2032(b)(d)	8,244,000	8,241,256
GS Mortgage Securities Trust, Series 2011-GC3, Class E, Variable Rate Pass Through Ctfs., 5.00%, 03/10/2044(b)(f)	3,805,000	3,660,034
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C8, Class E, Variable Rate Pass Through Ctfs., 4.81%, 04/15/2026(b)(f)	7,805,000	7,341,293
Series 2015-FRR2, Class AK36, Variable Rate Pass Through Ctfs., 2.26%, 12/27/2046(b)(f)	9,890,000	8,788,105
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23,Class RIM,, Pass Through Ctfs., 4.30%, 09/15/2047(b)	10,000,000	9,696,720
Series 2014-C26, 4.99%, 09/15/2024(b)	4,000,000	3,927,256

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Real Estate Income Fund

	Principal Amount	Value
United States-(continued)

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class D, Variable Rate Pass Through Ctfs., 4.26%, 05/15/2046(b)(d)	$14,190,000	$13,226,438
Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.92%, 10/15/2046(b)(f)	13,510,000	13,242,264
Morgan Stanley Capital I Trust, Series 2017-CLS, Class F, Floating Rate Pass Through Ctfs., 4.91%, (1 mo. USD LIBOR + 2.600%), 11/15/2034(b)(d)	7,700,000	7,689,293
Series 2017, Class E, 4.26%, (1 mo. USD LIBOR + 1.950%), 11/15/2034(b)(d)	216,000	215,593
Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 6.37%, 10/15/2042(f)	270,000	273,323
Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class D, 3.96%, (1 mo. USD LIBOR + 1.650%), 12/15/2034(b)(d)	12,590,000	12,634,673
Series 2018-BXI, Class F, Floating Rate Pass Through Ctfs., 4.76%, (1 mo. USD LIBOR + 2.457%), 12/15/2036(b)(d)	6,400,000	6,463,041
		180,396,669
Total Collateralized Mortgage Obligations (Cost $179,867,560)		183,018,247

	Shares

Preferred Stocks-12.10%

United States-12.10%

American Homes 4 Rent, Series D, 6.50% Pfd.	183,866	4,276,723
American Homes 4 Rent, Series E, 6.35% Pfd.	187,232	4,265,145
American Homes 4 Rent, Series H	165,000	3,770,250
American Homes 4 Rent, Series F	174,649	3,772,418
American Homes 4 Rent, Series G	140,900	3,029,350
Apartment Investment & Management Co., Series A, 6.88% Pfd.	38,350	988,962
Crown Castle International Corp., Series A, $68.75 Conv. Pfd.	15,036	16,310,301
DCP Midstream L.P., Series B, (3 mo. USD LIBOR + 4.919%)	205,800	4,651,080
DCP Midstream, L.P., Series C, (3 mo. USD LIBOR + 4.882%)	80,000	1,833,600
DIGITAL REALTY TRUST INC, Series I	170,000	4,525,400
Digital Realty Trust, Inc., Series J, 5.25% Pfd.	44,600	949,088
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	302,977	7,722,884
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	12,238
LaSalle Hotel Properties, Series J	59,406	1,312,873
LaSalle Hotel Properties, Series I	184,800	4,278,120

	Shares	Value
United States-(continued)

National Retail Properties, Inc., Series F, 5.20% Pfd.	79,600	$1,693,888
National Retail Properties, Inc., Series E, 5.70% Pfd.	67,500	1,546,425
NuStar Logistics L.P., 9.07% Variable Rate Pfd., (3 mo. USD LIBOR + 6.734%)(d)	204,300	5,111,586
Pebblebrook Hotel Trust, Series C, 6.50% Pfd.	177,670	4,157,478
Public Storage, Series U, 5.63% Pfd.	91,670	2,171,662
Public Storage, Series Z, 6.00% Pfd.	70,540	1,777,608
Public Storage, Series Y	374,114	9,465,084
QTS Realty Trust Inc., Series A, 7.13% Pfd.	185,973	4,599,112
Sempra Energy, Series A, Series A, $6.00 Conv. Pfd.	80,604	8,175,664
Summit Hotel Properties Inc., Series E, 6.25% Pfd.	220,049	4,632,031
Sunstone Hotel Investors, Inc., Series E, 6.95% Pfd.	142,800	3,548,580
Targa Resources Partners L.P., Series A, (1 mo. USD LIBOR + 7.710%)	291,500	7,611,065
Taubman Centers, Inc., Series J, 6.50% Pfd.	85,310	2,081,564
Vornado Realty Trust, Series L, 5.40% Pfd.	100,000	2,178,000
Total Preferred Stocks (Cost $130,117,711)		120,448,179

	Principal Amount

U.S. Dollar Denominated Bonds & Notes-2.25%

United States-2.25%

Alexandria Real Estate Equities, Inc.-Sr. Unsec. Gtd. Notes 4.60%, 04/01/2022	$ 5,000,000	5,128,252
CenterPoint Energy, Inc.-Series A, Jr. Unsec. Sub. Notes 6.12%(g)	1,958,000	1,965,342
Dominion Energy, Inc.-Series A, Jr. Unsec. Sub. Conv. Investment Units 6.75%, 08/15/2019	136,800	6,627,960
Equinix Inc.-Sr. Unsec. Notes 5.38%, 01/01/2022	4,975,000	5,054,301
SL Green Operating Partnership, L.P.-Sr. Unsec. Gtd. Floating Rate Notes 3.61%, (3 mo. USD LIBOR + 0.98%), 08/16/2021(d)	1,200,000	1,196,041
Targa Resources Partners L.P./Targa Resouces Partners Finance Corp.-Sr. Unsec. Gtd. Global Notes 4.25%, 11/15/2023	2,500,000	2,378,125
Total U.S. Dollar Denominated Bonds & Notes (Cost $22,443,099)		22,350,021

Non-U.S. Dollar Denominated Bonds & Notes-0.22%(c)

Australia-0.22%

General Property Trust-Class MTN-Sr. Unsec. Gtd. MediumTerm Notes 6.75%, 01/24/2019 (Cost $3,160,133)	AUD 2,980,000	2,191,380

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Real Estate Income Fund

	Shares	Value
Money Market Funds-3.64%

Invesco Government & Agency Portfolio-Institutional Class, 2.12%(h)	12,691,199	$12,691,199
Invesco Liquid Assets Portfolio-Institutional Class, 2.34%(h)	9,063,544	9,065,357
Invesco Treasury Portfolio-Institutional Class, 2.12%(h)	14,504,228	14,504,228
Total Money Market Funds (Cost $36,260,657)		36,260,784
TOTAL INVESTMENTS IN SECURITIES-99.71% (Cost $976,287,338)		992,277,781
OTHER ASSETS LESS LIABILITIES-0.29%		2,888,223
NET ASSETS-100.00%		$995,166,004

Investment Abbreviations:

AUD	- Australia Dollar
Conv.	- Convertible
Ctfs.	- Certificates
EUR	- Euro
EURIBOR	- Euro Interbank Offered Rate
Gtd.	- Guaranteed
Jr.	- Junior
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
REGS	- Regulation S
REIT	- Real Estate Investment Trust
Sr.	- Senior
Sub.	- Subordinated
Unsec.	- Unsecured
USD	- U.S. Dollar

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2018 was $182,744,924, which represented 18.36% of the Fund’s Net Assets.

(c)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2018.
(e)	Zero coupon bond issued at a discount.
(f)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on November 30, 2018.

(g)	Perpetual bond with no specified maturity date.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2018.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Global Real Estate Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

                                 Invesco Global Real Estate Income Fund

B.	Securities Transactions and Investment Income – (continued)

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical

                                 Invesco Global Real Estate Income Fund

assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Investments in Securities	Level 1	Level 2	Level 3	Total
Australia	$–	$30,527,617	$–	$30,527,617
Canada	18,344,743	–	–	18,344,743
China	1,325,920	1,676,529	–	3,002,449
France	21,338,526	8,735,571	–	30,074,097
Germany	14,477,324	20,683,433	–	35,160,757
Hong Kong	21,643,977	26,270,425	–	47,914,402
Ireland	–	2,621,578	–	2,621,578
Japan	59,700,820	4,919,535	–	64,620,355
Netherlands	4,074,949	–	–	4,074,949
Singapore	6,335,504	8,358,383	–	14,693,887
Spain	–	7,411,292	–	7,411,292
Sweden	–	4,877,493	–	4,877,493
United Kingdom	20,603,788	8,038,915	–	28,642,703
United States	465,740,565	196,118,730	–	661,859,295
Money Market Funds	36,260,784	–	–	36,260,784
Total Investments	$669,846,900	$322,430,881	$–	$992,277,781

                                 Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	VK-GRI-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-97.76%

Aerospace & Defense-1.99%

General Dynamics Corp.	812,605	$150,242,539

Asset Management & Custody Banks-1.90%

Northern Trust Corp.	543,831	53,964,350
State Street Corp.	1,225,191	89,463,447
		143,427,797

Automobile Manufacturers-2.46%

General Motors Co.	4,875,423	185,022,303

Biotechnology-0.78%

Celgene Corp.(b)	808,661	58,401,497

Broadcasting-0.52%

CBS Corp. - Class B	719,154	38,963,764

Building Products-1.60%

Johnson Controls International PLC	3,466,098	120,550,888

Cable & Satellite-2.81%

Charter Communications, Inc. - Class A(b)	391,568	128,904,186
Comcast Corp. - Class A	2,129,138	83,057,673
		211,961,859

Communications Equipment-2.94%

Cisco Systems, Inc.	3,363,173	160,995,092
Juniper Networks, Inc.	2,103,720	60,397,801
		221,392,893

Diversified Banks-13.82%

Bank of America Corp.	10,336,976	293,570,118
Citigroup Inc.	5,428,188	351,692,301
JPMorgan Chase & Co.	2,122,923	236,047,808
Wells Fargo & Co.	2,943,192	159,756,462
		1,041,066,689

Diversified Metals & Mining-0.74%

BHP Group Ltd. (Australia)	2,505,162	55,668,855

Electric Utilities-1.04%

Duke Energy Corp.	474,051	41,986,697
FirstEnergy Corp.	956,615	36,188,746
		78,175,443

Fertilizers & Agricultural Chemicals-1.80%

Mosaic Co. (The)	2,219,993	79,919,748
Nutrien Ltd. (Canada)	1,086,109	55,999,780
		135,919,528

Food Distributors-1.08%

US Foods Holding Corp.(b)	2,455,058	81,458,824

	Shares	Value
Health Care Distributors-1.28%

McKesson Corp.	776,479	$96,671,636

Health Care Equipment-2.78%

Medtronic PLC	1,220,629	119,047,947
Zimmer Biomet Holdings, Inc.	774,558	90,638,777
		209,686,724

Health Care Services-2.97%

CVS Health Corp.	2,793,642	224,050,088

Home Improvement Retail-0.98%

Kingfisher PLC (United Kingdom)	23,097,766	73,734,844

Hotels, Resorts & Cruise Lines-2.26%

Carnival Corp.	2,818,113	169,904,033

Industrial Machinery-1.39%

Ingersoll-Rand PLC	1,012,013	104,763,586

Insurance Brokers-2.48%

Aon PLC	517,207	85,396,048
Willis Towers Watson PLC	634,612	101,188,883
		186,584,931

Integrated Oil & Gas-5.70%

BP PLC (United Kingdom)	17,820,331	118,079,349
Occidental Petroleum Corp.	2,186,703	153,659,620
Royal Dutch Shell PLC - Class A (United Kingdom)	5,207,456	157,881,698
		429,620,667

Internet & Direct Marketing Retail-1.12%

eBay Inc.(b)	2,835,047	84,626,153

Investment Banking & Brokerage-3.33%

Goldman Sachs Group, Inc. (The)	364,642	69,533,583
Morgan Stanley	4,079,209	181,076,088
		250,609,671

IT Consulting & Other Services-1.26%

Cognizant Technology Solutions Corp. - Class A	1,331,105	94,814,609

Managed Health Care-1.08%

Anthem, Inc.	280,804	81,452,816

Multi-line Insurance-2.24%

American International Group, Inc.	3,906,045	168,936,446

Oil & Gas Equipment & Services-2.23%

Schlumberger Ltd.	1,647,110	74,284,661
TechnipFMC PLC (United Kingdom)	4,061,466	93,779,250
		168,063,911

See accompanying notes which are an integral part of this schedule.

                                 Invesco Growth and Income Fund

	Shares	Value
Oil & Gas Exploration & Production-5.77%

Anadarko Petroleum Corp.	1,936,189	$102,424,398
Apache Corp.	1,963,643	68,982,779
Canadian Natural Resources Ltd. (Canada)	2,889,623	72,618,456
Devon Energy Corp.	4,246,995	114,796,275
Marathon Oil Corp.	4,556,457	76,047,267
		434,869,175

Other Diversified Financial Services-1.53%

AXA Equitable Holdings, Inc.	2,449,906	48,214,150
Voya Financial, Inc.	1,487,868	66,879,667
		115,093,817

Packaged Foods & Meats-2.13%

Mondelez International, Inc. - Class A	3,565,243	160,364,630

Pharmaceuticals-9.27%

Bristol-Myers Squibb Co.	1,352,063	72,281,288
Johnson & Johnson	1,662,352	244,199,509
Merck & Co., Inc.	1,934,803	153,507,270
Novartis AG (Switzerland)	1,536,088	140,224,225
Sanofi (France)	971,441	87,920,866
		698,133,158

Railroads-1.13%

CSX Corp.	1,172,611	85,166,737

Regional Banks-5.42%

Citizens Financial Group, Inc.	4,415,213	160,537,145
Fifth Third Bancorp	3,248,523	90,731,247

	Shares	Value
Regional Banks-(continued)

First Horizon National Corp.	2,936,072	$48,415,827
PNC Financial Services Group, Inc. (The)	796,893	108,202,132
		407,886,351

Semiconductors-3.54%

Intel Corp.	2,767,105	136,445,947
QUALCOMM Inc.	2,234,283	130,169,328
		266,615,275

Systems Software-2.08%

Oracle Corp.	3,218,478	156,932,987

Tobacco-2.31%

Philip Morris International Inc.	2,008,096	173,760,547
Total Common Stocks & Other Equity Interests (Cost $5,599,515,541)		7,364,595,671

Money Market Funds-2.12%

Invesco Government & Agency Portfolio-Institutional Class, 2.12%(c)	55,933,756	55,933,756
Invesco Liquid Assets Portfolio-Institutional Class, 2.34%(c)	39,953,815	39,961,805
Invesco Treasury Portfolio-Institutional Class, 2.12%(c)	63,924,292	63,924,293
Total Money Market Funds (Cost $159,820,709)		159,819,854
TOTAL INVESTMENTS IN SECURITIES-99.88% (Cost $5,759,336,250)		7,524,415,525
OTHER ASSETS LESS LIABILITIES-0.12%		8,781,920
NET ASSETSAPPLICABLE TO COMMON SHARES-100.00%		$7,533,197,445

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2018.

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)
12/28/2018	Bank of New York Mellon (The)	CAD	36,544,963	USD	27,634,809	$109,068
12/28/2018	Bank of New York Mellon (The)	CHF	50,679,404	USD	50,880,381	8,619
12/28/2018	Bank of New York Mellon (The)	EUR	28,953,842	USD	32,899,093	39,746
12/28/2018	Bank of New York Mellon (The)	GBP	100,456,796	USD	128,913,192	712,133
12/28/2018	State Street Bank & Trust Co.	CAD	36,545,080	USD	27,638,033	112,204
12/28/2018	State Street Bank & Trust Co.	CHF	1,352,439	USD	1,358,216	644
12/28/2018	State Street Bank & Trust Co.	CHF	49,326,924	USD	49,524,278	10,129
12/28/2018	State Street Bank & Trust Co.	EUR	1,605,107	USD	1,825,294	3,678
12/28/2018	State Street Bank & Trust Co.	EUR	27,348,648	USD	31,095,550	57,917
12/28/2018	State Street Bank & Trust Co.	GBP	100,456,794	USD	128,948,350	747,292
Subtotal - Appreciation						1,801,430
12/28/2018	Bank of New York Mellon (The)	AUD	28,699,882	USD	20,764,939	(220,490)
12/28/2018	State Street Bank & Trust Co.	AUD	28,704,457	USD	20,778,295	(210,478)
12/28/2018	State Street Bank & Trust Co.	AUD	596,424	USD	431,218	(4,889)
12/28/2018	State Street Bank & Trust Co.	USD	1,034,314	GBP	805,971	(5,749)

See accompanying notes which are an integral part of this schedule.

                                 Invesco Growth and Income Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement		Contract to				Unrealized Appreciation

Date	Counterparty	Deliver		Receive		(Depreciation)
12/28/2018	State Street Bank & Trust Co.	USD	221,356	CAD	293,215	$(506)
Subtotal - Depreciation						(442,112)
Total Forward Foreign Currency Contracts – Currency Risk						$1,359,318

Currency Abbreviations:

AUD	- Australia Dollar
CAD	- Canadian Dollar
CHF	- Swiss Franc
EUR	- Euro
GBP	- British Pound Sterling
USD	- U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco Growth and Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

                                 Invesco Growth and Income Fund

B.	Securities Transactions and Investment Income – (continued)

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                 Invesco Growth and Income Fund

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the nine months ended November 30, 2018, there were transfers from Level 3 to Level 1 of $0, due to third-party vendor quotations utilizing more than one market quote and from Level 1 to Level 3 of $0, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$6,849,165,183	$515,430,488	$–	$7,364,595,671
Money Market Funds	159,819,854	–	–	159,819,854
Total Investments in Securities	7,008,985,037	515,430,488	–	7,524,415,525

Other Investments - Assets*
Forward Foreign Currency Contracts	–	1,801,430	–	1,801,430

Other Investments - Liabilities*
Forward Foreign Currency Contracts	–	(442,112)	–	(442,112)
Total Other Investments	–	1,359,318	–	1,359,318
Total Investments	$7,008,985,037	$516,789,806	$–	$7,525,774,843

*	Unrealized appreciation (depreciation).

                                 Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	LVEY-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-97.25%

Agricultural Products-1.41%

Archer-Daniels-Midland Co.	75,600	$3,479,112

Airlines-1.82%

United Continental Holdings, Inc.(b)	46,200	4,467,540

Apparel Retail-2.31%

American Eagle Outfitters, Inc.	163,400	3,419,962
Foot Locker, Inc.	40,000	2,256,000
		5,675,962

Apparel, Accessories & Luxury Goods-2.04%

lululemon athletica, Inc.(b)	10,800	1,431,540
Ralph Lauren Corp.	32,100	3,575,940
		5,007,480

Application Software-1.55%

Citrix Systems, Inc.(b)	35,000	3,813,950

Asset Management & Custody Banks-0.28%

Waddell & Reed Financial, Inc. - Class A	33,400	680,024

Auto Parts & Equipment-0.13%

Garrett Motion, Inc. (Switzerland)(b)	28,300	325,450

Biotechnology-9.70%

AbbVie Inc.	45,100	4,251,577
Amgen, Inc.	23,700	4,935,525
Biogen, Inc.(b)	14,180	4,732,150
Gilead Sciences, Inc.	60,000	4,316,400
Regeneron Pharmaceuticals, Inc.(b)	5,900	2,157,335
United Therapeutics Corp.(b)	29,400	3,472,140
		23,865,127

Broadcasting-0.53%

AMC Networks, Inc. - Class A(b)	21,900	1,310,934

Coal & Consumable Fuels-1.32%

Peabody Energy Corp.	104,300	3,247,902

Commodity Chemicals-2.65%

LyondellBasell Industries N.V. - Class A	36,000	3,359,160
Methanex Corp. (Canada)	57,000	3,160,080
		6,519,240

Communications Equipment-1.66%

F5 Networks, Inc.(b)	9,200	1,582,124
Motorola Solutions, Inc.	19,100	2,506,875
		4,088,999

Construction Machinery & Heavy Trucks-1.52%

Allison Transmission Holdings, Inc.	79,600	3,749,956

	Shares	Value
Consumer Finance-1.80%

Navient Corp.	191,300	$2,199,950
Santander Consumer USA Holdings, Inc.	114,200	2,221,190
		4,421,140

Copper-0.09%

Freeport-McMoRan Inc.	19,300	230,442

Data Processing & Outsourced Services-0.23%

Broadridge Financial Solutions, Inc.	5,300	561,111

Department Stores-3.39%

Kohl’s Corp.	59,800	4,016,766
Macy’s, Inc.	126,500	4,328,830
		8,345,596

Diversified Banks-3.67%

Bank of Montreal (Canada)	16,200	1,206,900
Canadian Imperial Bank of Commerce (Canada)	47,200	3,959,136
Toronto-Dominion Bank (The) (Canada)	70,000	3,871,000
		9,037,036

Diversified Chemicals-0.68%

Huntsman Corp.	82,300	1,664,106

Electric Utilities-7.38%

Entergy Corp.	57,200	4,979,832
Exelon Corp.	107,600	4,991,564
FirstEnergy Corp.	127,800	4,834,674
Hawaiian Electric Industries, Inc.	8,300	318,056
OGE Energy Corp.	7,900	312,998
Southern Co. (The)	57,700	2,730,941
		18,168,065

Fertilizers & Agricultural Chemicals-1.60%

CF Industries Holdings, Inc.	93,000	3,923,670

Food Retail-1.60%

Kroger Co. (The)	132,700	3,935,882

Footwear-1.72%

Deckers Outdoor Corp.(b)	31,800	4,237,032

Forest Products-0.12%

Norbord, Inc. (Canada)	10,500	293,685

Gas Utilities-0.47%

UGI Corp.	20,100	1,154,745

Health Care Facilities-4.31%

Encompass Health Corp.	50,000	3,760,500
HCA Healthcare, Inc.	29,500	4,247,705

See accompanying notes which are an integral part of this schedule.

                                 Invesco Low Volatility Equity Yield Fund

	Shares	Value
Health Care Facilities-(continued)

Tenet Healthcare Corp.(b)	99,800	$2,601,786
		10,609,991

Health Care REITs-0.99%

National Health Investors, Inc.	31,100	2,425,178

Health Care Supplies-1.76%

Haemonetics Corp.(b)	40,300	4,323,384

Hotel & Resort REITs-3.90%

Hospitality Properties Trust	43,000	1,154,120
Host Hotels & Resorts, Inc.	189,200	3,594,800
Park Hotels & Resorts, Inc.	116,800	3,599,776
Xenia Hotels & Resorts, Inc.	61,900	1,257,808
		9,606,504

Hotels, Resorts & Cruise Lines-2.87%

Extended Stay America, Inc.(c)	192,100	3,496,220
Hyatt Hotels Corp. - Class A	50,000	3,565,500
		7,061,720

Industrial REITs-0.58%

EastGroup Properties, Inc.	14,200	1,420,284

Integrated Oil & Gas-0.44%

Occidental Petroleum Corp.	15,500	1,089,185

Internet & Direct Marketing Retail-0.10%

Liberty Expedia Holdings, Inc. - Series A(b)	5,900	247,269

IT Consulting & Other Services-0.31%

CACI International, Inc. - Class A(b)	2,300	379,293
Perspecta, Inc.	18,200	384,202
		763,495

Life & Health Insurance-1.73%

Aflac, Inc.	93,000	4,253,820

Mortgage REITs-1.25%

AGNC Investment Corp.	18,800	332,760
Blackstone Mortgage Trust, Inc. - Class A	3,800	133,380
Chimera Investment Corp.	34,000	652,460
Granite Point Mortgage Trust, Inc.	9,800	185,808
MFA Financial, Inc.	74,600	540,850
Starwood Property Trust, Inc.	54,500	1,219,165
		3,064,423

Multi-Utilities-0.93%

Public Service Enterprise Group, Inc.	41,000	2,291,900

Oil & Gas Equipment & Services-0.14%

Apergy Corp.(b)	10,300	353,084

Oil & Gas Exploration & Production-1.74%

ConocoPhillips	64,700	4,281,846

	Shares	Value
Oil & Gas Refining & Marketing-1.46%

HollyFrontier Corp.	57,600	$3,598,272

Packaged Foods & Meats-0.24%

TreeHouse Foods, Inc.(b)	11,000	578,600

Paper Products-1.16%

Domtar Corp.	65,200	2,841,416

Personal Products-1.90%

Herbalife Nutrition Ltd.(b)	69,400	3,973,150
Nu Skin Enterprises, Inc. - Class A	10,600	699,282
		4,672,432

Pharmaceuticals-1.09%

Allergan PLC	17,100	2,677,860

Property & Casualty Insurance-1.76%

Progressive Corp. (The)	65,400	4,335,366

Publishing-0.24%

John Wiley & Sons, Inc. - Class A	10,700	591,603

Regional Banks-3.98%

Popular, Inc. (Puerto Rico)	65,500	3,694,200
SunTrust Banks, Inc.	55,700	3,491,833
TCF Financial Corp.	116,000	2,608,840
		9,794,873

Residential REITs-0.31%

Equity LifeStyle Properties, Inc.	5,000	497,650
Equity Residential	3,600	256,500
		754,150

Restaurants-0.91%

Brinker International, Inc.	43,900	2,242,412

Retail REITs-1.83%

Simon Property Group, Inc.	20,950	3,890,205
Spirit Realty Capital, Inc.	83,800	621,796
		4,512,001

Specialized REITs-3.68%

CubeSmart	62,200	1,936,908
EPR Properties	24,200	1,714,086
Gaming and Leisure Properties, Inc.	13,000	447,590
Geo Group, Inc. (The)	37,400	869,176
Lamar Advertising Co. - Class A	35,100	2,661,984
Life Storage, Inc.	14,700	1,435,308
		9,065,052

Specialty Stores-1.48%

Dicks Sporting Goods Inc.	101,000	3,633,980

Systems Software-1.37%

Fortinet, Inc.(b)	45,800	3,381,872

See accompanying notes which are an integral part of this schedule.

                                 Invesco Low Volatility Equity Yield Fund

	Shares	Value
Technology Hardware, Storage & Peripherals-2.21%

HP, Inc.	70,300	$1,616,900
NetApp, Inc.	57,000	3,811,590
		5,428,490

Tobacco-1.29%

Altria Group, Inc.	58,000	3,180,140

Trading Companies & Distributors-1.62%

W.W. Grainger, Inc.	12,700	3,988,308
Total Common Stocks & Other Equity Interests (Cost $229,675,234)		239,273,096

	Principal Amount

U.S. Treasury Securities-0.22%

U.S. Treasury Bills-0.22%

2.31%, 03/14/2019 (Cost $546,450)(d)(e)	$550,000	546,420

	Shares	Value
Money Market Funds-2.51%

Invesco Government & Agency Portfolio-Institutional Class, 2.12%(f)	2,157,496	$2,157,496
Invesco Liquid Assets Portfolio-Institutional Class, 2.34%(f)	1,540,693	1,541,002
Invesco Treasury Portfolio-Institutional Class, 2.12%(f)	2,465,709	2,465,709
Total Money Market Funds (Cost $6,164,291)		6,164,207
TOTAL INVESTMENTS IN SECURITIES-99.98% (Cost $236,385,975)		245,983,723
OTHER ASSETS LESS LIABILITIES-0.02%		55,494
NET ASSETS-100.00%		$246,039,217

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Each share is comprised of one share of common stock of Extended Stay America, Inc. one share of Class B stock of ESH Hospitality, Inc.
(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2018.

Open Futures Contracts - Equity Risk
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-Mini S&P 500 Index	47	December-2018	$6,672,021	$(190,016)	$(190,016)

See accompanying notes which are an integral part of this schedule.

                                 Invesco Low Volatility Equity Yield Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

                                 Invesco Low Volatility Equity Yield Fund

B.	Securities Transactions and Investment Income – (continued)

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

E.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

F.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

                                 Invesco Low Volatility Equity Yield Fund

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$239,273,096	$–	$–	$239,273,096
U.S. Treasury Securities	–	546,420	–	546,420
Money Market Funds	6,164,207	–	–	6,164,207
Total Investments in Securities	245,437,303	546,420	–	245,983,723

Other Investments - Liabilities*
Futures Contracts	(190,016)	–	–	(190,016)
Total Investments	$245,247,287	$546,420	$–	$245,793,707

*	Unrealized appreciation (depreciation).

                                 Invesco Low Volatility Equity Yield Fund

Invesco Pennsylvania Tax Free Income Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	VK-PTFI-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-110.91%(a)

Pennsylvania-106.20%

Allegheny (County of); Series 2008 C-61, Unlimited Tax GO Bonds (b)(c)	5.00%	12/01/2018	$500	$500,000
Series 2016C-76, Unlimited Tax GO Bonds (d)	5.00%	11/01/2041	2,820	3,126,365
Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/2035	1,000	1,028,420
Allegheny (County of) Higher Education Building Authority (Duquesne University); Series 1998, Ref. University RB (INS -AMBAC)(e)	5.50%	03/01/2020	1,050	1,076,796
Series 2011 A, University RB (b)(c)	5.50%	03/01/2021	550	591,223
Allegheny (County of) Hospital Development Authority (Allegheny Health Network Obligated Group); Series 2018 A, Ref. RB (d)(f)	5.00%	04/01/2047	2,115	2,263,452
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.62%	08/15/2039	1,250	1,277,787
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/2026	980	981,372
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB (d)	5.00%	12/01/2045	2,120	2,308,850
Allentown Neighborhood Improvement Zone Development Authority (City Center); Series 2017, Tax RB (g)	5.00%	05/01/2022	325	340,418
Series 2018, Tax RB (g)	5.00%	05/01/2042	615	641,709
Berks (County of) Industrial Development Authority (Highlands at Wyomissing); Series 2017 A, Ref. Healthcare Facilities RB	5.00%	05/15/2037	750	786,840
Series 2017 C, Healthcare Facilities RB	5.00%	05/15/2047	325	341,435
Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	1,057,370
Bethlehem (City of); Series 2014, Ref. Gtd. Water RB (INS -BAM)(e)	5.00%	11/15/2030	425	461,359
Series 2014, Ref. Gtd. Water RB (INS -BAM)(e)	5.00%	11/15/2031	425	460,862
Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds (b)(c)	5.25%	01/15/2020	1,000	1,036,730
Bucks (County of) Industrial Development Authority (Pennswood Village); Series 2018, Ref. RB	5.00%	10/01/2037	270	289,273
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/2041	1,100	1,177,429
Centre (County of) Hospital Authority (Mt. Nittany Medical Center); Series 2011, RB (b)(c)	6.25%	11/15/2021	500	558,690
Series 2016A, Ref. RB	5.00%	11/15/2046	500	537,165
Chester (County of) Industrial Development Authority (Avon Grove Charter School); Series 2017 A, Ref. RB	5.00%	12/15/2051	770	774,435
Chester (County of) Industrial Development Authority (Colleguim Charter School); Series 2017 A, RB	5.25%	10/15/2047	695	695,417
Chester (County of) Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	1,000	1,035,670
Chester (County of) Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, Student Housing RB	5.00%	08/01/2045	750	769,680
Commonwealth Financing Authority; Series 2018, Tobacco Master Settlement Payment RB (d)(f)	5.00%	06/01/2034	2,500	2,770,800
Series 2018, Tobacco Master Settlement Payment RB (d)(f)	5.00%	06/01/2035	500	551,205
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2040	870	889,575
Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB (b)(c)	5.00%	11/01/2019	750	770,618
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2015, Ref. RB	5.00%	01/01/2038	1,270	1,332,268
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/2028	1,000	1,000,210
Dauphin (County of) General Authority (Pinnacle Health System); Series 2009, Health System RB	6.00%	06/01/2036	340	345,634
Series 2009, Ref. Health System RB (b)(c)	6.00%	06/01/2019	1,875	1,913,269
Series 2016A, Ref. Health System RB	5.00%	06/01/2034	510	561,505
Delaware (County of) Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	215	238,583

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania-(continued)

Delaware (County of) Industrial Development Authority (Covanta); Series 2015, Ref. RB	5.00%	07/01/2043	$425	$427,027
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/2040	1,000	1,032,820
Delaware River Port Authority (Port District); Series 2012, Ref. RB	5.00%	01/01/2025	540	587,828
Series 2012, Ref. RB	5.00%	01/01/2027	535	577,447
Delaware Valley Regional Financial Authority; Series 2002, RB	5.75%	07/01/2032	1,000	1,245,140
Doylestown (City of) Hospital Authority; Series 2013 A, RB (INS -AGM)(e)	5.00%	07/01/2024	1,000	1,091,520
DuBois (City of) Hospital Authority (Penn Highlands Healthcare; Series 2018, Ref. Hospital RB	5.00%	07/15/2048	650	704,197
East Hempfield (Township of) Industrial Development Authority (Student Services Inc. Student Housing); Series 2013, RB	5.00%	07/01/2035	500	519,640
Series 2014, RB	5.00%	07/01/2039	250	258,835
East Hempfield (Township of) Industrial Development Authority (Willow Valley Communities); Series 2016, Ref. RB	5.00%	12/01/2030	210	230,477
Series 2016, Ref. RB	5.00%	12/01/2039	370	395,630
Fayette (County of) Hospital Authority (Fayette Regional Health System); Series 2007 B, VRD Hospital RB (LOC - PNC Bank, N.A.)(h)(i)	1.64%	06/01/2037	1,400	1,400,000
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/2042	1,000	1,043,540
Franklin (County of) Industrial Development Authority (Menno-Haven, Inc.); Series 2018, Ref. RB	5.00%	12/01/2053	700	697,697
Fulton (County of) Industrial Development Authority (The Fulton County Medical Center); Series 2016, Ref. Hospital RB	5.00%	07/01/2040	1,515	1,515,348
Geisinger Authority (Geisinger Health System Foundation); Series 2013 A, VRD Health System (i)	1.65%	10/01/2043	100	100,000
Geisinger Authority (Geisinger Health System); Series 2011 A-1, Health System RB	5.13%	06/01/2041	500	530,635
Series 2017 A-1, Ref. Health System RB (d)	5.00%	02/15/2045	2,190	2,396,933
Lancaster (County of) Hospital Authority (Brethren Village); Series 2017, Ref. RB	5.13%	07/01/2037	1,135	1,171,922
Lancaster (County of) Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. Health Center RB	5.00%	07/01/2045	625	637,956
Lancaster (County of) Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2035	210	225,194
Lebanon (County of) Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC - PNC Bank, N.A.)(h)(i)	1.64%	10/15/2025	1,475	1,475,000
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	825	826,831
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group); Series 2014 A, RB	7.50%	02/01/2044	660	660,451
Series 2014 B, Conv. CAB RB (j)	7.50%	02/01/2044	172	55,407
Series 2014 C, RB (k)	0.00%	02/01/2044	516	98
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/2030	750	786,885
Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Health System RB	5.75%	07/01/2039	1,250	1,277,700
Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB (b)(c)	5.00%	06/01/2022	1,400	1,534,022
Montgomery (County of) Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	423,220
Montgomery (County of) Higher Education & Health Authority (Thomas Jefferson University); Series 2018 A, Ref. RB	5.00%	09/01/2048	270	293,730
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.); Series 2009 A-1, RB (b)(c)	6.25%	11/15/2019	1,000	1,040,820
Series 2012, Ref. RB	5.00%	11/15/2028	900	950,652
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2045	850	903,601
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB (b)(c)	6.62%	12/01/2021	1,500	1,694,415
Northampton (County of) General Purpose Authority (LaFayette College); Series 2017, VRD Ref. Hospital Facilities RB (d)	5.00%	11/01/2047	1,635	1,814,572
Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB (b)(c)	5.50%	05/15/2019	1,000	1,016,620

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania-(continued)

Northampton (County of) General Purpose Authority (St. Luke’s University Health Network); Series 2016, Ref. Hospital RB	5.00%	08/15/2036	$330	$360,951
Series 2018 A, Ref. Hospital RB	4.00%	08/15/2048	645	626,927
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2032	920	931,068
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds (d)	5.00%	06/15/2034	3,000	3,298,830
Series 2018 A, Ref. COP	5.00%	07/01/2043	590	640,008
Series 2018 A, Ref. COP	4.00%	07/01/2046	540	525,026
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/2034	500	519,345
Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. Exempt Facilities RB (l)	5.00%	11/01/2041	1,200	1,267,428
Pennsylvania (State of) Economic Development Financing Authority (Capital Region Parking System); Series 2013, Jr. Parking System RB	6.00%	07/01/2053	920	1,042,986
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB (l)	5.50%	11/01/2044	635	655,625
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB (l)	5.00%	12/31/2034	1,235	1,320,783
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/2032	1,000	1,030,450
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/2042	535	505,061
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation); Series 2010, RB (b)(c)	6.00%	07/01/2020	500	529,085
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,194,974
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB	5.00%	10/01/2035	1,300	1,433,796
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/2034	500	521,325
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/2042	570	605,180
Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	845	930,539
Pennsylvania (State of) Higher Educational Facilities Authority (Trustees of the University of Pennsylvania); Series 2017, RB (d)	5.00%	08/15/2046	2,200	2,466,750
Pennsylvania (State of) Turnpike Commission; Series 2009 C, Sub. Conv. RB (INS -AGM)(e)	6.25%	06/01/2033	2,000	2,419,780
Series 2009 E, Sub. Conv. RB	6.37%	12/01/2038	1,435	1,745,964
Series 2010 A-1, Motor License Fund Special RB (b)(c)	5.00%	12/01/2019	500	515,205
Series 2018 A-2, RB	5.00%	12/01/2043	535	587,494
Series 2018 B, Sub. Oil Franchise Tax RB	5.25%	12/01/2048	630	706,469
Subseries 2010 A-2, Ref. Motor License Fund Special Conv. RB (b)(c)	5.50%	12/01/2020	820	875,932
Subseries 2010 A-2, Sub. Motor License Fund Special Conv. RB (b)(c)	5.50%	12/01/2020	180	192,278
Subseries 2010 B-2, Motor License Fund Special RB (b)(c)	5.00%	12/01/2020	235	248,745
Subseries 2010 B-2, Ref. Sub. Special Turnpike RB (b)(c)	5.00%	12/01/2020	265	280,500
Subseries 2010 B-2, Sub. RB (b)(c)	5.13%	12/01/2020	500	530,460
Subseries 2010 B-2, Sub. Special Turnpike RB (b)(c)	5.00%	12/01/2020	125	131,934
Subseries 2017 B-1, Sub. Turnpike RB	5.25%	06/01/2047	1,000	1,081,760

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania-(continued)

Philadelphia (City of); Ninth Series 2010, Gas Works RB (b)	5.25%	08/01/2020	$390	$410,432
Ninth Series 2010, Gas Works RB	5.25%	08/01/2040	610	638,890
Series 2009 A, Ref. Unlimited Tax GO Bonds (b)	5.50%	08/01/2019	110	112,657
Series 2009 A, Ref. Unlimited Tax GO Bonds (e)	5.50%	08/01/2024	890	910,479
Series 2010 C, Water & Wastewater RB (b)	5.00%	08/01/2020	970	1,018,510
Series 2010 C, Water & Wastewater RB (e)	5.00%	08/01/2035	280	291,477
Series 2011, Unlimited Tax GO Bonds (b)	6.00%	08/01/2020	500	533,125
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2036	700	765,233
Series 2017 A, Water & Wastewater RB (d)(f)	5.25%	10/01/2052	2,070	2,306,290
Series 2017 B, Ref. Airport RB (l)	5.00%	07/01/2047	1,000	1,081,140
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2041	880	951,174
Philadelphia (City of) Authority for Industrial Development (The Children’s Hospital of Philadelphia); Series 2014 A, Hospital RB (d)	5.00%	07/01/2042	1,500	1,626,960
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2042	1,000	1,005,500
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB (b)(c)	5.00%	05/15/2020	1,500	1,563,645
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,071,880
Philadelphia (City of) Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.12%	03/15/2043	585	444,074
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/2042	1,000	1,004,050
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	875	963,506
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	1,235	1,235,235
Philadelphia (City of) Industrial Development Authority (Kipp Philadelphia Charter School); Series 2016B, RB	5.00%	04/01/2046	640	629,645
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB (b)(c)	6.00%	08/01/2020	700	744,002
Philadelphia (City of) Industrial Development Authority (MaST I Charter School); Series 2016A, Ref. RB	5.25%	08/01/2046	1,500	1,499,895
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.62%	12/15/2041	750	809,633
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB (g)	6.50%	06/15/2033	945	976,733
Philadelphia (City of) Industrial Development Authority (University of the Arts); Series 2017, Ref. RB (g)	5.00%	03/15/2045	540	518,600
Philadelphia (State of) Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. City Agreement RB	5.00%	12/01/2031	840	931,829
Philadelphia (State of) Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	572,591
Philadelphia School District; Series 2007 A, Ref. Unlimited Tax GO Bonds (INS -NATL)(e)	5.00%	06/01/2025	535	600,709
Series 2008 E, Limited Tax GO Bonds (INS -BHAC)(e)	5.13%	09/01/2023	250	250,768
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS -AGM)(e)	5.00%	02/01/2031	1,000	1,040,660
Pittsburgh (City of) Water & Sewer Authority; Series 2013 A, Ref. First Lien RB	5.00%	09/01/2031	500	547,575
State Public School Building Authority (Harrisburg School District); Series 2009, RB (b)(c)	5.00%	05/15/2019	165	167,376
Series 2009, RB (b)(c)	5.00%	05/15/2019	165	167,376
Series 2009, RB (b)(c)	5.00%	05/15/2019	670	679,648
Series 2016A, Ref. RB (INS -AGM)(e)	5.00%	12/01/2030	1,055	1,190,356
Susquehanna Area Regional Airport Authority; Series 2012 A, Airport System RB (l)	5.00%	01/01/2027	1,185	1,274,302
Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB (b)(c)	7.00%	08/01/2021	1,000	1,124,620

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania-(continued)

Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB (b)(c)	5.25%	05/01/2020	$500	$523,090
Washington (County of) Redevelopment Authority; Series 2018, Ref. Tax Allocation RB	5.00%	07/01/2028	500	512,240
Westmoreland (County of) Municipal Authority; Series 2013, RB (b)(c)	5.00%	08/15/2023	750	843,562
Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB (b)(c)	5.00%	11/01/2020	850	898,645
				130,196,994

Guam-3.62%

Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	785	808,102
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB (b)(c)	5.75%	12/01/2019	1,250	1,297,175
Guam (Territory of) Power Authority; Series 2010 A, RB (b)(c)	5.50%	10/01/2020	410	435,654
Series 2012 A, Ref. RB	5.00%	10/01/2034	520	541,715
Guam (Territory of) Waterworks Authority; Series 2010, Water & Wastewater System RB (b)(c)	5.63%	07/01/2020	1,000	1,056,070
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	285	303,146
				4,441,862

Virgin Islands-0.88%

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB (l)	5.00%	09/01/2029	575	570,687
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	500	503,750
				1,074,437

Puerto Rico-0.21%

Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	260	260,913
TOTAL INVESTMENTS IN SECURITIES(m)-110.91% (Cost $132,567,302)				135,974,206
FLOATING RATE NOTE OBLIGATIONS-(12.41)%
Notes with interest and fee rates ranging from 2.21% to 2.31% at 11/30/2018 and contractual maturities of collateral ranging from 06/01/2034 to 10/01/2052 (See Note 1D)(n)				(15,220,000)
OTHER ASSETS LESS LIABILITIES-1.50%				1,844,492
NET ASSETS-100.00%				$122,598,698

Investment Abbreviations:

AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
BHAC	- Berkshire Hathaway Assurance Corp.
CAB	- Capital Appreciation Bonds
Conv.	- Convertible
COP	- Certificates of Participation
GO	- General Obligation
Gtd.	- Guaranteed
INS	- Insurer
Jr.	- Junior
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
Sr.	- Senior
Sub.	- Subordinated
VRD	- Variable Rate Demand

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.
(e)	Principal and/or interest payments are secured by the bond insurance company listed.
(f)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $6,200,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2018 was $2,477,460, which represented 2.02% of the Fund’s Net Assets.

(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on November 30, 2018.

(j)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(k)	Zero coupon bond issued at a discount.
(l)	Security subject to the alternative minimum tax.
(m)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(n)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at November 30, 2018. At November 30, 2018, the Fund’s investments with a value of $24,931,007 are held by TOB Trusts and serve as collateral for the $15,220,000 in the floating rate note obligations outstanding at that date.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

                                 Invesco Pennsylvania Tax Free Income Fund

D.	Floating Rate Note Obligations – (continued)

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

                                 Invesco Pennsylvania Tax Free Income Fund

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2018, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                 Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	MS-SPI-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-98.54%

Advertising-0.11%

Interpublic Group of Cos., Inc. (The)	20,643	$485,110
Omnicom Group, Inc.	12,068	928,874
		1,413,984

Aerospace & Defense-2.48%

Arconic, Inc.	23,119	496,596
Boeing Co. (The)	28,739	9,965,536
General Dynamics Corp.	14,980	2,769,652
Harris Corp.	6,320	903,444
Huntington Ingalls Industries, Inc.	2,330	502,115
L3 Technologies, Inc.	4,213	772,201
Lockheed Martin Corp.	13,326	4,003,530
Northrop Grumman Corp.	9,365	2,433,776
Raytheon Co.	15,343	2,690,242
Textron, Inc.	13,361	750,086
TransDigm Group, Inc.(b)	2,604	941,789
United Technologies Corp.	43,772	5,333,130
		31,562,097

Agricultural & Farm Machinery-0.21%

Deere & Co.	17,302	2,679,734

Agricultural Products-0.11%

Archer-Daniels-Midland Co.	30,108	1,385,570

Air Freight & Logistics-0.68%

C.H. Robinson Worldwide, Inc.	7,452	688,043
Expeditors International of Washington, Inc.	9,377	713,496
FedEx Corp.	13,085	2,996,465
United Parcel Service, Inc. - Class B	37,297	4,299,971
		8,697,975

Airlines-0.48%

Alaska Air Group, Inc.	6,623	485,201
American Airlines Group, Inc.	22,045	885,327
Delta Air Lines, Inc.	33,840	2,054,427
Southwest Airlines Co.	27,739	1,514,827
United Continental Holdings, Inc.(b)	12,316	1,190,957
		6,130,739

Alternative Carriers-0.08%

CenturyLink, Inc.	51,127	961,188

Apparel Retail-0.48%

Foot Locker, Inc.	6,288	354,643
Gap, Inc. (The)	11,671	318,501
L Brands, Inc.	12,280	406,591
Ross Stores, Inc.	20,253	1,774,163

	Shares	Value
Apparel Retail-(continued)

TJX Cos., Inc. (The)	67,460	$3,295,421
		6,149,319

Apparel, Accessories & Luxury Goods-0.31%

Hanesbrands Inc.	19,391	308,511
Michael Kors Holdings Ltd.(b)	8,031	351,356
PVH Corp.	4,126	455,964
Ralph Lauren Corp.	2,971	330,969
Tapestry, Inc.	15,493	603,143
Under Armour Inc. - Series A(b)(c)	10,008	238,991
Under Armour, Inc. - Series C(b)	10,260	229,106
VF Corp.	17,486	1,421,437
		3,939,477

Application Software-1.57%

Adobe Systems, Inc.(b)	26,338	6,607,941
ANSYS, Inc.(b)	4,534	734,599
Autodesk, Inc.(b)	11,759	1,699,175
Cadence Design Systems, Inc.(b)	15,211	685,103
Citrix Systems, Inc.(b)	6,932	755,380
Intuit, Inc.	13,913	2,984,756
salesforce.com, inc.(b)	40,702	5,810,618
Synopsys, Inc.(b)	7,992	734,784
		20,012,356

Asset Management & Custody Banks-0.92%

Affiliated Managers Group, Inc.	2,889	321,026
Ameriprise Financial, Inc.	7,630	989,992
Bank of New York Mellon Corp. (The)	49,483	2,538,973
BlackRock, Inc.	6,609	2,828,718
Franklin Resources, Inc.	16,442	557,219
Invesco Ltd.(d)	22,099	449,715
Northern Trust Corp.	12,010	1,191,752
State Street Corp.	20,408	1,490,192
T. Rowe Price Group, Inc.	13,080	1,299,629
		11,667,216

Auto Parts & Equipment-0.12%

Aptiv PLC	14,239	1,023,784
BorgWarner, Inc.	11,234	444,642
		1,468,426

Automobile Manufacturers-0.37%

Ford Motor Co.	210,582	1,981,577
General Motors Co.	70,579	2,678,473
		4,660,050

Automotive Retail-0.31%

Advance Auto Parts, Inc.	3,984	707,997
AutoZone, Inc.(b)	1,421	1,149,688

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value
Automotive Retail-(continued)

CarMax, Inc.(b)	9,497	$627,467
O’Reilly Automotive, Inc.(b)	4,333	1,502,598
		3,987,750

Biotechnology-2.55%

AbbVie Inc.	81,452	7,678,480
Alexion Pharmaceuticals, Inc.(b)	11,987	1,476,199
Amgen, Inc.	34,816	7,250,432
Biogen, Inc.(b)	10,835	3,615,856
Celgene Corp.(b)	37,833	2,732,299
Gilead Sciences, Inc.	69,730	5,016,376
Incyte Corp.(b)	9,490	609,733
Regeneron Pharmaceuticals, Inc.(b)	4,167	1,523,664
Vertex Pharmaceuticals, Inc.(b)	13,746	2,485,139
		32,388,178

Brewers-0.05%

Molson Coors Brewing Co. - Class B	10,067	662,107

Broadcasting-0.14%

CBS Corp. - Class B	18,208	986,509
Discovery, Inc. - Class A(b)(c)	8,404	258,171
Discovery, Inc. - Class C(b)	19,345	540,306
		1,784,986

Building Products-0.27%

A.O. Smith Corp.	7,774	368,332
Allegion PLC	5,110	468,025
Fortune Brands Home & Security, Inc.	7,660	335,508
Johnson Controls International PLC	49,751	1,730,340
Masco Corp.	16,538	524,089
		3,426,294

Cable & Satellite-1.04%

Charter Communications, Inc. - Class A(b)	9,603	3,161,308
Comcast Corp. - Class A	245,955	9,594,704
DISH Network Corp. - Class A(b)	12,321	403,636
		13,159,648

Casinos & Gaming-0.10%

MGM Resorts International	27,486	741,022
Wynn Resorts Ltd.	5,259	575,335
		1,316,357

Commodity Chemicals-0.13%

LyondellBasell Industries N.V. - Class A	17,171	1,602,226

Communications Equipment-1.15%

Arista Networks, Inc.(b)	2,777	662,259
Cisco Systems, Inc.	245,893	11,770,898
F5 Networks, Inc.(b)	3,271	562,514
Juniper Networks, Inc.	18,546	532,455
Motorola Solutions, Inc.	8,728	1,145,550
		14,673,676

	Shares	Value
Computer & Electronics Retail-0.07%

Best Buy Co., Inc.	13,074	$844,450

Construction & Engineering-0.08%

Fluor Corp.	7,563	309,554
Jacobs Engineering Group, Inc.	6,411	421,010
Quanta Services, Inc.(b)	8,004	280,940
		1,011,504

Construction Machinery & Heavy Trucks-0.53%

Caterpillar, Inc.	31,968	4,337,099
Cummins, Inc.	8,081	1,220,716
PACCAR, Inc.	18,855	1,173,158
		6,730,973

Construction Materials-0.11%

Martin Marietta Materials, Inc.	3,389	646,248
Vulcan Materials Co.	7,114	752,021
		1,398,269

Consumer Electronics-0.03%

Garmin Ltd.	6,499	433,223

Consumer Finance-0.70%

American Express Co.	37,979	4,263,902
Capital One Financial Corp.	25,733	2,307,736
Discover Financial Services	18,431	1,314,130
Synchrony Financial	36,654	952,271
		8,838,039

Copper-0.07%

Freeport-McMoRan Inc.	77,941	930,616

Data Processing & Outsourced Services-3.31%

Alliance Data Systems Corp.	2,541	509,115
Automatic Data Processing, Inc.	23,563	3,473,657
Broadridge Financial Solutions, Inc.	6,256	662,323
Fidelity National Information Services, Inc.	17,686	1,909,204
Fiserv, Inc.(b)	21,780	1,723,451
FleetCor Technologies, Inc.(b)	4,754	919,423
Global Payments, Inc.	8,508	951,279
Jack Henry & Associates, Inc.	4,151	579,895
Mastercard, Inc. - Class A	49,072	9,866,907
Paychex, Inc.	17,219	1,218,416
PayPal Holdings, Inc.(b)	63,670	5,463,523
Total System Services, Inc.	9,027	788,689
Visa Inc. - Class A	95,566	13,542,658
Western Union Co. (The)	24,057	450,588
		42,059,128

Department Stores-0.12%

Kohl’s Corp.	8,967	602,313
Macy’s, Inc.	16,511	565,006
Nordstrom, Inc.	6,165	325,944
		1,493,263

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value
Distillers & Vintners-0.17%

Brown-Forman Corp. - Class B	9,065	$432,582
Constellation Brands, Inc. - Class A	9,029	1,767,517
		2,200,099

Distributors-0.10%

Genuine Parts Co.	7,893	818,583
LKQ Corp.(b)	17,109	476,315
		1,294,898

Diversified Banks-4.73%

Bank of America Corp.	499,663	14,190,429
Citigroup Inc.	135,368	8,770,493
JPMorgan Chase & Co.	180,783	20,101,262
U.S. Bancorp	82,368	4,485,761
Wells Fargo & Co.	233,156	12,655,708
		60,203,653

Diversified Chemicals-0.61%

DowDuPont, Inc.	124,114	7,179,995
Eastman Chemical Co.	7,599	598,953
		7,778,948

Diversified Support Services-0.11%

Cintas Corp.	4,630	867,569
Copart, Inc.(b)	10,994	562,673
		1,430,242

Drug Retail-0.30%

Walgreens Boots Alliance, Inc.	45,374	3,841,817

Electric Utilities-1.91%

Alliant Energy Corp.	12,574	570,734
American Electric Power Co., Inc.	26,514	2,061,198
Duke Energy Corp.	38,317	3,393,737
Edison International	17,524	969,428
Entergy Corp.	9,727	846,833
Evergy, Inc.	14,613	867,574
Eversource Energy	17,044	1,164,787
Exelon Corp.	51,955	2,410,192
FirstEnergy Corp.	26,134	988,649
NextEra Energy, Inc.	25,366	4,609,256
PG&E Corp.(b)	27,816	733,786
Pinnacle West Capital Corp.	6,022	538,126
PPL Corp.	37,629	1,151,071
Southern Co. (The)	54,549	2,581,804
Xcel Energy, Inc.	27,383	1,436,238
		24,323,413

Electrical Components & Equipment-0.48%

AMETEK, Inc.	12,473	915,892
Eaton Corp. PLC	23,306	1,793,164
Emerson Electric Co.	33,805	2,282,514
Rockwell Automation, Inc.	6,624	1,154,828
		6,146,398

	Shares	Value
Electronic Components-0.22%

Amphenol Corp.	16,155	$1,420,671
Corning, Inc.	43,570	1,403,825
		2,824,496

Electronic Equipment & Instruments-0.08%

FLIR Systems, Inc.	7,423	340,419
Keysight Technologies, Inc.(b)	10,081	623,207
		963,626

Electronic Manufacturing Services-0.14%

IPG Photonics Corp.(b)	1,937	275,345
TE Connectivity Ltd.	18,743	1,441,899
		1,717,244

Environmental & Facilities Services-0.25%

Republic Services, Inc.	11,725	906,812
Rollins, Inc.	5,280	335,597
Waste Management, Inc.	21,215	1,988,906
		3,231,315

Fertilizers & Agricultural Chemicals-0.14%

CF Industries Holdings, Inc.	12,557	529,780
FMC Corp.	7,241	599,120
Mosaic Co. (The)	19,074	686,664
		1,815,564

Financial Exchanges & Data-0.94%

Cboe Global Markets, Inc.	6,014	647,227
CME Group, Inc. - Class A	19,034	3,617,983
Intercontinental Exchange, Inc.	30,845	2,520,653
Moody’s Corp.	8,980	1,428,449
MSCI, Inc.	4,778	750,576
Nasdaq, Inc.	6,194	565,636
S&P Global, Inc.	13,527	2,473,547
		12,004,071

Food Distributors-0.14%

Sysco Corp.	25,721	1,733,595

Food Retail-0.10%

Kroger Co. (The)	42,853	1,271,020

Footwear-0.41%

NIKE, Inc. - Class B	68,877	5,174,040

General Merchandise Stores-0.37%

Dollar General Corp.	14,282	1,585,159
Dollar Tree, Inc.(b)	12,795	1,110,222
Target Corp.	28,311	2,008,949
		4,704,330

Gold-0.07%

Newmont Mining Corp.	28,691	927,867

Health Care Distributors-0.30%

AmerisourceBergen Corp.	8,611	765,518

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value
Health Care Distributors-(continued)

Cardinal Health, Inc.	16,611	$910,781
Henry Schein, Inc.(b)	8,235	734,562
McKesson Corp.	10,745	1,337,753
		3,748,614

Health Care Equipment-3.08%

Abbott Laboratories	94,365	6,987,728
ABIOMED, Inc.(b)	2,413	802,757
Baxter International, Inc.	26,725	1,831,999
Becton, Dickinson and Co.	14,391	3,637,325
Boston Scientific Corp.(b)	74,387	2,802,158
Danaher Corp.	33,123	3,628,294
Edwards Lifesciences Corp.(b)	11,262	1,824,557
Hologic, Inc.(b)	14,637	650,029
IDEXX Laboratories, Inc.(b)	4,657	948,910
Intuitive Surgical, Inc.(b)	6,118	3,247,863
Medtronic PLC	72,644	7,084,969
ResMed, Inc.	7,677	858,212
Stryker Corp.	16,696	2,929,480
Varian Medical Systems, Inc.(b)	4,924	607,572
Zimmer Biomet Holdings, Inc.	10,945	1,280,784
		39,122,637

Health Care Facilities-0.22%

HCA Healthcare, Inc.	14,518	2,090,447
Universal Health Services Inc. - Class B	4,633	639,308
		2,729,755

Health Care REITs-0.27%

HCP, Inc.	25,271	739,430
Ventas, Inc.	19,172	1,217,230
Welltower, Inc.	20,010	1,447,323
		3,403,983

Health Care Services-0.83%

CVS Health Corp.	69,501	5,574,000
DaVita, Inc.(b)	6,822	450,661
Express Scripts Holding Co.(b)	30,242	3,068,656
Laboratory Corp. of America Holdings(b)	5,481	798,253
Quest Diagnostics, Inc.	7,351	651,078
		10,542,648

Health Care Supplies-0.16%

Align Technology, Inc.(b)	3,931	903,697
Cooper Cos., Inc. (The)	2,643	736,948
DENTSPLY SIRONA, Inc.	11,959	451,811
		2,092,456

Health Care Technology-0.08%

Cerner Corp.(b)	17,696	1,024,775

Home Furnishings-0.06%

Leggett & Platt, Inc.	7,001	271,219

	Shares	Value
Home Furnishings-(continued)

Mohawk Industries, Inc.(b)	3,410	$436,684
		707,903

Home Improvement Retail-1.20%

Home Depot, Inc. (The)	61,543	11,097,434
Lowe’s Cos., Inc.	43,623	4,116,702
		15,214,136

Homebuilding-0.14%

D.R. Horton, Inc.	18,456	686,932
Lennar Corp. - Class A	15,691	670,477
PulteGroup, Inc.	14,054	372,712
		1,730,121

Hotel & Resort REITs-0.06%

Host Hotels & Resorts, Inc.	39,894	757,986

Hotels, Resorts & Cruise Lines-0.46%

Carnival Corp.	21,691	1,307,750
Hilton Worldwide Holdings, Inc.	16,039	1,211,586
Marriott International, Inc. - Class A	15,491	1,781,930
Norwegian Cruise Line Holdings Ltd.(b)	10,959	562,416
Royal Caribbean Cruises Ltd.	9,216	1,042,053
		5,905,735

Household Appliances-0.03%

Whirlpool Corp.	3,486	439,689

Household Products-1.56%

Church & Dwight Co., Inc.	13,200	873,708
Clorox Co. (The)	6,889	1,140,956
Colgate-Palmolive Co.	46,675	2,964,796
Kimberly-Clark Corp.	18,700	2,157,419
Procter & Gamble Co. (The)	133,892	12,654,133
		19,791,012

Housewares & Specialties-0.04%

Newell Brands, Inc.	23,381	547,115

Human Resource & Employment Services-0.03%

Robert Half International, Inc.	6,586	407,212

Hypermarkets & Super Centers-1.02%
Costco Wholesale Corp.	23,588	5,455,432
Walmart, Inc.	77,192	7,537,799
		12,993,231

Independent Power Producers & Energy Traders-0.09%

AES Corp. (The)	35,592	551,320
NRG Energy, Inc.	16,321	627,216
		1,178,536

Industrial Conglomerates-1.38%

3M Co.	31,554	6,560,708
General Electric Co.	467,497	3,506,227
Honeywell International, Inc.	39,945	5,861,929

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value
Industrial Conglomerates-(continued)

Roper Technologies, Inc.	5,558	$1,654,005
		17,582,869

Industrial Gases-0.52%

Air Products and Chemicals, Inc.	11,794	1,897,301
Linde PLC (United Kingdom)	29,623	4,711,538
		6,608,839

Industrial Machinery-0.77%

Dover Corp.	7,944	674,366
Flowserve Corp.	7,038	341,413
Fortive Corp.	16,543	1,258,426
Illinois Tool Works, Inc.	16,595	2,307,535
Ingersoll-Rand PLC	13,194	1,365,843
Parker-Hannifin Corp.	7,119	1,224,753
Pentair PLC (United Kingdom)	8,679	370,593
Snap-on, Inc.	3,033	504,206
Stanley Black & Decker, Inc.	8,230	1,076,895
Xylem, Inc.	9,661	705,060
		9,829,090

Industrial REITs-0.22%

Duke Realty Corp.	19,217	546,916
Prologis, Inc.	33,861	2,280,200
		2,827,116

Insurance Brokers-0.51%

Aon PLC	13,052	2,155,016
Arthur J. Gallagher & Co.	9,822	756,982
Marsh & McLennan Cos., Inc.	27,162	2,409,269
Willis Towers Watson PLC	7,033	1,121,412
		6,442,679

Integrated Oil & Gas-2.62%

Chevron Corp.	103,069	12,259,027
Exxon Mobil Corp.	227,737	18,105,092
Occidental Petroleum Corp.	41,134	2,890,486
		33,254,605

Integrated Telecommunication Services-2.01%

AT&T Inc.	390,625	12,203,125
Verizon Communications Inc.	222,258	13,402,157
		25,605,282

Interactive Home Entertainment-0.32%

Activision Blizzard, Inc.	41,009	2,045,529
Electronic Arts, Inc.(b)	16,395	1,378,327
Take-Two Interactive Software, Inc.(b)	6,122	671,400
		4,095,256

Interactive Media & Services-4.39%

Alphabet, Inc. - Class A(b)	16,078	17,840,953
Alphabet, Inc. - Class C(b)	16,561	18,124,855
Facebook, Inc. - Class A(b)	129,724	18,240,491
TripAdvisor, Inc.(b)	5,502	352,458

	Shares	Value
Interactive Media & Services-(continued)

Twitter, Inc.(b)	38,726	$1,217,933
		55,776,690

Internet & Direct Marketing Retail-3.49%

Amazon.com, Inc.(b)	22,037	37,246,276
Booking Holdings Inc.(b)	2,553	4,829,970
eBay Inc.(b)	50,033	1,493,485
Expedia Group, Inc.	6,394	772,331
		44,342,062

Internet Services & Infrastructure-0.12%

Akamai Technologies, Inc.(b)	9,117	626,794
VeriSign, Inc.(b)	5,770	900,466
		1,527,260

Investment Banking & Brokerage-0.86%

Charles Schwab Corp. (The)	64,679	2,897,619
E*TRADE Financial Corp.	13,967	730,335
Goldman Sachs Group, Inc. (The)	18,886	3,601,371
Morgan Stanley	71,327	3,166,206
Raymond James Financial Inc.	7,062	563,053
		10,958,584

IT Consulting & Other Services-1.23%

Accenture PLC - Class A	34,465	5,670,182
Cognizant Technology Solutions Corp. - Class A	31,210	2,223,088
DXC Technology Co.	15,123	953,354
Gartner, Inc.(b)	4,884	748,180
International Business Machines Corp.	49,097	6,101,284
		15,696,088

Leisure Products-0.07%

Hasbro Inc.	6,281	571,571
Mattel, Inc.(b)(c)	18,511	257,303
		828,874

Life & Health Insurance-0.71%

Aflac, Inc.	41,299	1,889,016
Brighthouse Financial, Inc.(b)	6,442	259,355
Lincoln National Corp.	11,654	733,853
MetLife, Inc.	53,511	2,388,196
Principal Financial Group, Inc.	14,244	702,514
Prudential Financial, Inc.	22,429	2,102,943
Torchmark Corp.	5,576	481,822
Unum Group	11,763	422,409
		8,980,108

Life Sciences Tools & Services-0.99%

Agilent Technologies, Inc.	17,146	1,240,513
Illumina, Inc.(b)	7,906	2,668,275
IQVIA Holdings, Inc.(b)	8,717	1,090,235
Mettler-Toledo International, Inc.(b)	1,356	863,311
PerkinElmer, Inc.	5,956	518,529
Thermo Fisher Scientific, Inc.	21,665	5,406,501

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value
Life Sciences Tools & Services-(continued)

Waters Corp.(b)	4,145	$823,114
		12,610,478

Managed Health Care-2.06%

Anthem, Inc.	13,982	4,055,759
Centene Corp.(b)	11,040	1,570,440
Cigna Corp.	13,090	2,924,044
Humana, Inc.	7,410	2,441,373
UnitedHealth Group Inc.	51,771	14,566,289
WellCare Health Plans, Inc.(b)	2,688	685,117
		26,243,022

Metal & Glass Containers-0.07%

Ball Corp.	18,498	908,437

Motorcycle Manufacturers-0.03%

Harley-Davidson, Inc.	8,958	378,834

Movies & Entertainment-1.62%

Netflix, Inc.(b)	23,422	6,701,737
Twenty-First Century Fox, Inc. - Class A	56,697	2,804,800
Twenty-First Century Fox, Inc. - Class B	26,200	1,284,586
Viacom, Inc. - Class B	19,010	586,649
Walt Disney Co. (The)	79,998	9,238,969
		20,616,741

Multi-line Insurance-0.31%

American International Group, Inc.	47,789	2,066,874
Assurant, Inc.	2,839	276,064
Hartford Financial Services Group, Inc. (The)	19,278	851,895
Loews Corp.	14,956	718,786
		3,913,619

Multi-Sector Holdings-1.83%

Berkshire Hathaway, Inc. - Class B(b)	104,860	22,884,647
Jefferies Financial Group, Inc.	15,598	340,816
		23,225,463

Multi-Utilities-1.01%

Ameren Corp.	13,126	900,706
CenterPoint Energy, Inc.	26,469	741,397
CMS Energy Corp.	15,236	793,643
Consolidated Edison, Inc.	16,733	1,344,496
Dominion Energy, Inc.	35,166	2,619,867
DTE Energy Co.	9,777	1,170,698
NiSource Inc.	19,527	515,903
Public Service Enterprise Group, Inc.	27,180	1,519,362
SCANA Corp.	7,671	357,929
Sempra Energy	14,708	1,694,656
WEC Energy Group, Inc.	16,972	1,230,131
		12,888,788

Office REITs-0.23%

Alexandria Real Estate Equities, Inc.	5,688	708,156
Boston Properties, Inc.	8,306	1,089,747

	Shares	Value
Office REITs-(continued)

SL Green Realty Corp.	4,656	$448,931
Vornado Realty Trust	9,311	670,020
		2,916,854

Oil & Gas Drilling-0.03%

Helmerich & Payne, Inc.	5,859	355,055

Oil & Gas Equipment & Services-0.52%

Baker Hughes a GE Co.	27,346	624,036
Halliburton Co.	47,329	1,487,550
National Oilwell Varco, Inc.	20,580	660,824
Schlumberger Ltd.	74,451	3,357,740
TechnipFMC PLC (United Kingdom)	22,980	530,608
		6,660,758

Oil & Gas Exploration & Production-1.35%

Anadarko Petroleum Corp.	27,543	1,457,025
Apache Corp.	20,573	722,729
Cabot Oil & Gas Corp.	23,730	597,047
Cimarex Energy Co.	5,129	420,475
Concho Resources Inc.(b)	10,771	1,403,892
ConocoPhillips(e)	62,509	4,136,846
Devon Energy Corp.	25,183	680,696
Diamondback Energy, Inc.	8,142	898,714
EOG Resources, Inc.	31,155	3,218,623
Hess Corp.	13,540	729,671
Marathon Oil Corp.	45,944	766,805
Newfield Exploration Co.(b)	10,750	182,213
Noble Energy, Inc.	25,986	616,908
Pioneer Natural Resources Co.	9,165	1,354,129
		17,185,773

Oil & Gas Refining & Marketing-0.54%

HollyFrontier Corp.	8,718	544,613
Marathon Petroleum Corp.	36,065	2,349,995
Phillips 66	22,974	2,148,529
Valero Energy Corp.	22,989	1,836,821
		6,879,958

Oil & Gas Storage & Transportation-0.37%

Kinder Morgan, Inc.	102,086	1,742,608
ONEOK, Inc.	22,120	1,358,831
Williams Cos., Inc. (The)	65,052	1,647,117
		4,748,556

Packaged Foods & Meats-1.05%

Campbell Soup Co.(c)	10,349	405,681
Conagra Brands, Inc.	25,228	815,874
General Mills, Inc.(e)	32,057	1,356,332
Hershey Co. (The)	7,518	814,199
Hormel Foods Corp.	14,624	659,396
JM Smucker Co. (The)	6,117	639,288
Kellogg Co.	13,612	866,404
Kraft Heinz Co. (The)	33,447	1,709,811

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value
Packaged Foods & Meats-(continued)

Lamb Weston Holdings, Inc.	7,855	$602,478
McCormick & Co., Inc.	6,523	978,450
Mondelez International, Inc. - Class A	78,886	3,548,292
Tyson Foods, Inc. - Class A	15,917	938,307
		13,334,512

Paper Packaging-0.23%

Avery Dennison Corp.	4,702	453,273
International Paper Co.	21,992	1,015,811
Packaging Corp. of America	5,082	497,121
Sealed Air Corp.	8,542	312,039
WestRock Co.	13,722	646,443
		2,924,687

Personal Products-0.15%

Coty, Inc. - Class A	24,230	202,078
Estee Lauder Cos., Inc. (The) - Class A	12,056	1,719,909
		1,921,987

Pharmaceuticals-5.09%

Allergan PLC	17,162	2,687,569
Bristol-Myers Squibb Co.	87,779	4,692,665
Eli Lilly and Co.	51,414	6,099,757
Johnson & Johnson	144,306	21,198,551
Merck & Co., Inc.	143,057	11,350,142
Mylan N.V.(b)	27,731	938,972
Nektar Therapeutics(b)	9,276	374,658
Perrigo Co. PLC	6,771	421,698
Pfizer Inc.	315,325	14,577,475
Zoetis Inc.	25,916	2,432,735
		64,774,222

Property & Casualty Insurance-0.76%

Allstate Corp. (The)	18,623	1,660,986
Chubb Ltd.	24,918	3,332,533
Cincinnati Financial Corp.	8,136	664,955
Progressive Corp. (The)	31,365	2,079,186
Travelers Cos., Inc. (The)	14,398	1,877,067
		9,614,727

Publishing-0.03%

News Corp. - Class A	20,621	267,660
News Corp. - Class B	6,657	89,204
		356,864

Railroads-0.98%

CSX Corp.	43,885	3,187,367
Kansas City Southern	5,494	566,157
Norfolk Southern Corp.	15,062	2,571,686
Union Pacific Corp.	39,777	6,116,907
		12,442,117

Real Estate Services-0.06%

CBRE Group, Inc. - Class A(b)	16,997	742,429

	Shares	Value
Regional Banks-1.22%

BB&T Corp.	41,657	$2,128,673
Citizens Financial Group, Inc.	25,600	930,816
Comerica, Inc.	8,697	688,628
Fifth Third Bancorp	35,842	1,001,067
Huntington Bancshares, Inc.	59,396	866,588
KeyCorp	56,588	1,037,824
M&T Bank Corp.	7,734	1,307,123
People’s United Financial, Inc.	20,049	338,026
PNC Financial Services Group, Inc. (The)	24,974	3,390,970
Regions Financial Corp.	59,302	975,518
SunTrust Banks, Inc.	24,782	1,553,584
SVB Financial Group(b)	2,862	729,266
Zions Bancorp.	10,456	508,789
		15,456,872

Reinsurance-0.04%

Everest Re Group, Ltd.	2,197	487,910

Research & Consulting Services-0.26%

Equifax, Inc.	6,476	664,891
IHS Markit Ltd.(b)	19,188	1,024,064
Nielsen Holdings PLC	19,160	520,577
Verisk Analytics, Inc. - Class A(b)	8,859	1,092,492
		3,302,024

Residential REITs-0.43%

Apartment Investment & Management Co. - Class A	8,463	398,523
AvalonBay Communities, Inc.	7,434	1,416,697
Equity Residential	19,809	1,411,391
Essex Property Trust, Inc.	3,552	932,436
Mid-America Apartment Communities, Inc.	6,121	633,891
UDR, Inc.	14,397	613,600
		5,406,538

Restaurants-1.20%

Chipotle Mexican Grill, Inc.(b)	1,316	622,744
Darden Restaurants, Inc.	6,673	737,634
McDonald’s Corp.	41,730	7,866,522
Starbucks Corp.	66,732	4,452,359
Yum! Brands, Inc.	17,070	1,574,196
		15,253,455

Retail REITs-0.46%

Federal Realty Investment Trust	3,952	522,020
Kimco Realty Corp.	22,665	370,573
Macerich Co. (The)	5,690	286,150
Realty Income Corp.	15,601	999,868
Regency Centers Corp.	9,113	580,134
Simon Property Group, Inc.	16,631	3,088,210
		5,846,955

Semiconductor Equipment-0.33%

Applied Materials, Inc.	52,874	1,971,143

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value
Semiconductor Equipment-(continued)

KLA-Tencor Corp.	8,397	$827,608
Lam Research Corp.	8,476	1,330,393
		4,129,144

Semiconductors-3.27%

Advanced Micro Devices, Inc.(b)	46,145	982,888
Analog Devices, Inc.	19,991	1,837,573
Broadcom, Inc.	23,219	5,512,423
Intel Corp.	248,027	12,230,211
Maxim Integrated Products, Inc.	14,914	833,991
Microchip Technology, Inc.(c)	12,670	950,250
Micron Technology, Inc.(b)	62,386	2,405,604
NVIDIA Corp.	32,704	5,344,815
Qorvo, Inc.(b)	6,758	444,744
QUALCOMM Inc.	65,202	3,798,669
Skyworks Solutions, Inc.	9,627	700,557
Texas Instruments Inc.	52,294	5,221,556
Xilinx, Inc.	13,603	1,258,005
		41,521,286

Soft Drinks-1.65%

Coca-Cola Co. (The)	205,889	10,376,806
Monster Beverage Corp.(b)	21,398	1,277,033
PepsiCo, Inc.	76,076	9,276,707
		20,930,546

Specialized Consumer Services-0.02%

H&R Block, Inc.	11,054	298,569

Specialized REITs-1.13%

American Tower Corp. - Class A	23,711	3,900,222
Crown Castle International Corp.	22,313	2,563,764
Digital Realty Trust, Inc.	11,085	1,275,218
Equinix, Inc.	4,276	1,647,457
Extra Space Storage, Inc.	6,804	653,048
Iron Mountain Inc.	15,391	522,832
Public Storage	8,060	1,718,876
SBA Communications Corp. - Class A(b)	6,177	1,055,093
Weyerhaeuser Co.	40,755	1,076,340
		14,412,850

Specialty Chemicals-0.54%

Albemarle Corp.	5,833	561,835
Ecolab Inc.	13,674	2,194,540
International Flavors & Fragrances, Inc.	5,444	771,034
PPG Industries, Inc.	13,017	1,423,149
Sherwin-Williams Co. (The)	4,420	1,874,389
		6,824,947

Specialty Stores-0.16%

Bunge Ltd.	6,551	623,196
Tiffany & Co.	5,860	533,260
Ulta Beauty, Inc.(b)	3,054	909,451
		2,065,907

	Shares	Value
Steel-0.08%

Nucor Corp.	17,015	$1,027,876

Systems Software-4.42%

Fortinet, Inc.(b)	7,732	570,931
Microsoft Corp.	412,476	45,739,464
Oracle Corp.	152,045	7,413,714
Red Hat, Inc.(b)	9,540	1,703,462
Symantec Corp.	33,432	739,182
		56,166,753

Technology Hardware, Storage & Peripherals-3.91%

Apple Inc.	246,813	44,075,866
Hewlett Packard Enterprise Co.	79,159	1,187,385
HP, Inc.	85,117	1,957,691
NetApp, Inc.	13,945	932,502
Seagate Technology PLC	14,057	605,716
Western Digital Corp.	15,671	711,307
Xerox Corp.	11,150	300,158
		49,770,625

Tires & Rubber-0.02%

Goodyear Tire & Rubber Co. (The)	12,748	295,244

Tobacco-1.01%

Altria Group, Inc.	101,403	5,559,927
Philip Morris International Inc.	83,616	7,235,292
		12,795,219

Trading Companies & Distributors-0.17%

Fastenal Co.	15,434	914,619
United Rentals, Inc.(b)	4,450	521,228
W.W. Grainger, Inc.	2,445	767,828
		2,203,675

Trucking-0.04%

JB Hunt Transport Services, Inc.	4,705	500,424

Water Utilities-0.07%

American Water Works Co., Inc.	9,708	926,240
Total Common Stocks & Other Equity Interests (Cost $620,738,147)		1,253,015,340

Money Market Funds-1.47%

Invesco Government & Agency Portfolio- Institutional Class, 2.12%(f)	6,553,783	6,553,783
Invesco Liquid Assets Portfolio-Institutional Class, 2.34%(f)	4,680,149	4,681,085
Invesco Treasury Portfolio-Institutional Class, 2.12%(f)	7,490,038	7,490,038
Total Money Market Funds (Cost $18,724,906)		18,724,906
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.01% (Cost $639,463,053)		1,271,740,246

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan-0.13%

Money Market Funds-0.13%

Invesco Government & Agency Portfolio Institutional Class, 2.12%, (f)(g) (Cost $1,569,015)	1,569,015	$1,569,015
TOTAL INVESTMENTS IN SECURITIES-100.14% (Cost $641,032,068)		1,273,309,261
OTHER ASSETS LESS LIABILITIES-(0.14)%		(1,742,009)
NET ASSETS-100.00%		$1,271,567,252

Investment Abbreviations:

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at November 30, 2018.
(d)

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of November 30, 2018 represented less than 1% of the Fund’s Net Assets. See Note 3.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2018.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

Open Futures Contracts - Equity Risk
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-Mini S&P 500 Index	136	December-2018	$18,522,717	$233,723	$233,723

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

                                 Invesco S&P 500 Index Fund

B.	Securities Transactions and Investment Income - (continued)

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

E.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

F.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

                                 Invesco S&P 500 Index Fund

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,251,578,871	$1,436,469	$–	$1,253,015,340
Money Market Funds	20,293,921	–	–	20,293,921
Total Investments in Securities	1,271,872,792	1,436,469	–	1,273,309,261

Other Investments - Assets*
Futures Contracts	233,723	–	–	233,723
Total Investments	$1,272,106,515	$1,436,469	$–	$1,273,542,984

*	Unrealized appreciation (depreciation).

NOTE 3–Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the three months ended November 30, 2018.

	Value 08/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain(Loss)	Value 11/30/18	Dividend Income
Invesco Ltd.	$514,583	$15,486	$–	$(80,354)	$–	$449,715	$6,437

                                 Invesco S&P 500 Index Fund

Invesco Short Duration High Yield Municipal Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	SDHYM-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2018

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-102.98%

Alabama-1.31%

Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$1,500	$1,607,145
Black Belt Energy Gas District (The); Series 2018 B-1, Gas Prepay Floating Rate RB (1 mo. USD LIBOR + 0.90%)(a)(b)	2.44%	12/01/2023	1,500	1,500,000
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB (c)	5.50%	01/01/2028	90	74,673
Southeast Alabama Gas Supply District (The) (No. 1); Series 2018 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.90%)(a)(b)	2.44%	04/01/2024	750	747,998
Series 2018 C, Gas Supply Floating Rate RB (SIFMA Municipal Swap Index + 0.65%)(b)	2.31%	04/01/2024	250	250,000
				4,179,816

Alaska-0.12%

Northern Tobacco Securitization Corp.; Series 2006A, Tobacco Settlement Asset-Backed RB	4.63%	06/01/2023	395	395,036

American Samoa-0.31%

American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. General RB	6.25%	09/01/2029	1,000	976,770

Arizona-3.44%

Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. Education RB (d)	5.00%	07/01/2022	1,500	1,533,405
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. Education RB (d)	5.00%	07/01/2026	500	525,045
Arizona (State of) Industrial Development Authority (Leman Academy of Excellence); Series 2017 A, Ref. Education RB (d)	4.37%	07/01/2029	1,000	965,040
Series 2017 A, Ref. Education RB (d)	5.00%	07/01/2032	500	501,425
Glendale (City of) Industrial Development Authority (Terraces of Phoenix); Series 2018 A, Ref. RB	3.60%	07/01/2023	720	719,683
Series 2018 A, Ref. RB	5.00%	07/01/2038	320	327,606
Glendale (City of) Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	4.00%	11/15/2027	1,800	1,731,708
Phoenix (City of) Industrial Development Authority (Basis Schools); Series 2016A, Ref. Education RB (d)	5.00%	07/01/2035	1,000	1,011,690
Pima (County of) Industrial Development Authority (American Leadership Academy); Series 2015, Ref. Education Facility RB (d)	5.37%	06/15/2035	1,000	1,037,310
Pima (County of) Industrial Development Authority (American Leadership); Series 2015, Ref. Education Facility RB (d)	4.60%	06/15/2025	415	423,678
Pima (County of) Industrial Development Authority (Grande Innovations Academy); Series 2018, Education Facility RB (d)	4.13%	07/01/2026	1,225	1,173,869
Tempe (City of) Industrial Development Authority (Mirabella at ASU); Series 2017 B, RB (d)	4.00%	10/01/2023	1,000	1,000,300
				10,950,759

California-3.07%

California (State of) Municipal Finance Authority (Bella Mente Montessori Academy); Series 2018 A, Charter School Lease RB (d)	5.00%	06/01/2028	430	458,780
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services Southern California, LLC); Series 2016, Solid Waste Disposal RB (d)(e)	7.00%	12/01/2027	710	680,379
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, Educational Facilities RB	5.25%	06/01/2032	1,000	1,024,630
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $500,000)(d)	5.00%	06/01/2022	445	445,988
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB (d)	4.00%	06/01/2021	405	411,330
Series 2016, Ref. RB (d)	4.00%	06/01/2026	500	515,360
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2018 A, RB (d)	5.25%	12/01/2038	1,790	1,904,112

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California-(continued)

California County Tobacco Securitization Agency (The) (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Conv. Asset-Backed RB	5.60%	06/01/2036	$1,000	$1,000,480
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.12%	06/01/2038	90	90,200
California Pollution Control Financing Auth.; Series 2015 A-1, Ref. RB (e)	3.38%	07/01/2025	2,000	2,002,900
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	265	264,126
San Diego Tobacco Settlement Revenue Funding Corp.; Series 2018 C, Ref. Tobacco Settlement Sub. RB	4.00%	06/01/2032	975	971,938
				9,770,223

Colorado-7.20%

Amber Creak Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2037	750	730,267
Arista Metroplitan District; Series 2018 A, Ref. & Improvement Limited Special Tax GO Bonds	4.38%	12/01/2028	500	500,825
Series 2018 A, Ref. & Improvement Limited Special Tax GO Bonds	5.00%	12/01/2038	1,240	1,248,110
Brighton Crossing Metropolitan District No. 4; Series 2017 A, Limited Tax GO Bonds	4.00%	12/01/2027	515	502,825
City & County of Denver CO Airport System Revenue; Series 2018 A, Sub. Airport System RB (f)	5.00%	12/01/2029	1,500	1,735,425
Clear Creek Station Metropolitan District No. 2; Series 2017 A, Ref. Limited Tax GO Bonds	4.38%	12/01/2032	790	779,019
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community); Series 2017 A, Ref. Hospital RB	5.00%	05/15/2025	525	565,693
Series 2017 A, Ref. Hospital RB	5.00%	05/15/2026	475	513,261
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB (d)	5.00%	12/01/2025	150	151,858
Colorado International Center Metropolitan District No. 14; Series 2018, Ref. & Improvement Limited Tax GO Bonds	5.62%	12/01/2032	1,000	1,031,450
Copperleaf Metropolitan District No. 2; Series 2015, Ref. Unlimited Tax GO Bonds	5.25%	12/01/2030	500	519,995
Cornerstar Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	3.50%	12/01/2021	178	179,465
Denver (City & County of); Series 2016, Ref. Airport System Floating Rate RB (1 mo. USD LIBOR + 0.86%)(a)(b)	2.47%	11/15/2019	880	881,153
Denver (City & County of) (United Airlines, Inc.); Series 2017, Ref. Special Facilities Airport RB (e)	5.00%	10/01/2032	1,500	1,577,250
Denver Gateway Center Metropolitan District; Series 2018 A, Limited Tax GO Bonds	5.50%	12/01/2038	1,375	1,392,724
Gardens on Havana Metropolitan District No. 3 (The); Series 2017 A, Special RB	3.63%	12/01/2021	703	711,865
Grandby Ranch Metropolitan District; Series 2018, Ref. Limited Tax GO Bonds (d)	4.87%	12/01/2028	965	951,133
Neu Towne Metropolitan District; Series 2018 A, Ref. & Improvement Limited Tax GO Bonds	5.12%	12/01/2031	1,500	1,449,615
North Park Metropolitan District No. 1; Seires 2018 A-2, Special RB	5.12%	12/01/2028	1,500	1,511,235
Plaza Metropolitan District No. 1; Series 2013, Ref. Tax Allocation RB (d)	5.00%	12/01/2040	1,465	1,494,168
Prairie Center Metropolitan District No. 3; Series 2017 A, Ref. Limited Property Tax Supported RB (d)	4.13%	12/15/2027	965	962,472
Solaris Metropolitan District No. 3; Series 2016A, Ref. Limited Tax GO Bonds	5.00%	12/01/2036	1,000	1,021,790
Southlands Metropolitan District No. 1; Series 2017 A-1, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2037	100	104,794
Series 2017 A-2, Unlimited Tax GO Bonds	5.00%	12/01/2037	200	209,588
Sterling Ranch Community Authority Board; Series 2017 A, Sr. Supported and Special RB	5.00%	12/01/2030	1,750	1,768,935
Villages at Castle Rock Metropolitan District No. 6 (Cobblestone Ranch); Series 2007, CAB Limited Tax GO Bonds (g)	0.00%	12/01/2037	1,487	408,360
				22,903,275

Connecticut-0.50%

Connecticut (State of); Series 2018 C, Unlimited Tax GO Bonds	5.00%	06/15/2027	1,000	1,131,500
Hamden (Town of) (Whitney Center); Series 2009 A, Facility RB	7.63%	01/01/2030	430	442,556
				1,574,056

Delaware-0.88%

Millsboro (Town of), Delaware (Plantation Lakes Special Development District); Series 2018, Special Obligation Bonds (d)	5.00%	07/01/2028	2,730	2,803,492

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

District of Columbia-0.90%

District of Columbia (Ingleside at Rock Creek); Series 2017 A, RB	4.13%	07/01/2027	$1,365	$1,345,098
Series 2017 A, RB	5.00%	07/01/2032	1,500	1,530,345
				2,875,443

Florida-2.61%

Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.); Series 2015, Ref. Sr. Housing RB (d)	3.75%	07/01/2019	495	495,351
Series 2015, Ref. Sr. Housing RB (d)	5.87%	07/01/2040	250	262,548
Capital Trust Agency Inc. (H-Bay Ministries, Inc.- Superior Residences); Series 2018 B, Sr. Living RB	4.00%	07/01/2028	750	728,453
Series 2018 B, Sr. Living RB	4.25%	07/01/2033	625	595,544
Capital Trust Agency Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. Retirement Facility RB (d)	5.00%	07/01/2027	1,000	1,043,690
Florida Development Finance Corp. (Brightline Passenger Rail); Series 2017, Surface Transportation Facilitiy RB (a)(d)(e)	5.63%	01/01/2028	500	517,910
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2012 A, Educational Facilities RB (d)	5.50%	06/15/2022	1,005	1,037,059
Lake (County of) Florida (Lakeside at Waterman Village); Series 2018 A, Retirement Community RB (d)	10.00%	10/31/2023	750	749,985
Lake Helen (City of) (Ivy Hawn Charter School of the Arts); Series 2018 A, Educational Facilities RB (d)	5.00%	07/15/2028	600	605,214
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB	4.75%	10/01/2022	260	274,006
Miami-Dade (County of) Industrial Development Authority (Waste Management, Inc.); Series 2018 B, Solid Waste Disposal Floating Rate RB (SIFMA Municipal Swap Index + 0.80%)(a)(b)(e)	2.49%	11/01/2021	1,500	1,500,345
Seminole (County of) Industrial Development Authority (Legacy Pointe at UCF); Series 2016A, RB (d)	10.00%	12/28/2021	400	478,140
				8,288,245

Georgia-1.39%

Macon-Bibb (County of) Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB (d)	5.00%	06/15/2027	500	501,370
Main Street Natural Gas, Inc.; Series 2018 B, Gas Supply Floating Rate RB (1 mo. USD LIBOR + 0.75%)(a)(b)	2.29%	09/01/2023	2,865	2,849,242
Marietta (City of) Developing Authority (Life University, Inc.); Series 2017 A, Ref. University Facilities RB (d)	5.00%	11/01/2023	1,000	1,076,890
				4,427,502

Idaho-0.32%

Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	4.00%	11/15/2027	1,000	1,001,920

Illinois-10.51%

Aurora (City of) and Kane, DuPage, Kendall and Will (Counties of) (East River Area TIF #6); Series 2018 A, Ref. Tax Increment RB	5.00%	12/30/2027	1,400	1,403,108
Aurora (City of) and Kane, DuPage, Kendall and Will (Counties of) (River City TIF #3); Series 2018 B, Ref. Tax Increment RB	4.50%	12/30/2023	1,000	1,001,390
Bartlett (Village of) (Quarry Redevelopment); Series 2016, Ref. Sr. Lien Tax Increment Allocation RB	4.00%	01/01/2024	1,250	1,211,962
Chicago (City of); Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2020	200	205,848
Series 2009 C, Unlimited Tax GO Bonds	4.60%	01/01/2025	685	685,411
Series 2009 D, Unlimited Tax GO Bonds	5.00%	01/01/2020	100	100,164
Series 2010 A, Ref. Unlimited Tax GO Bonds	4.00%	01/01/2022	110	110,758
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.62%	01/01/2029	1,000	1,110,430
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.75%	01/01/2034	1,500	1,644,855
Chicago (City of) Board of Education; Series 2008 C, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2028	1,000	1,000,240
Series 2011 A, Unlimited Tax GO Bonds	5.00%	12/01/2041	205	203,340
Series 2017 C, Ref. Dedicated Unlimited Tax GO Bonds	5.00%	12/01/2024	1,000	1,040,380

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Illinois-(continued)

Illinois (State of); First Series 2001, Unlimited Tax GO Bonds (INS -NATL)(h)	6.00%	11/01/2026	$1,000	$1,132,030
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/2021	860	889,515
Series 2017 D, Unlimited Tax GO Bonds	5.00%	11/01/2023	1,500	1,579,860
Series 2017 D, Unlimited Tax GO Bonds (f)(i)	5.00%	11/01/2023	2,250	2,369,790
Series 2018 A, Unlimited Tax GO Bonds	6.00%	05/01/2025	2,500	2,792,050
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, Charter School RB (d)	5.25%	12/01/2025	400	404,188
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/2022	330	339,583
Series 2012, Ref. RB	5.75%	05/15/2046	1,500	1,531,845
Illinois (State of) Finance Authority (Montgomery Place); Series 2017, Ref. RB	5.00%	05/15/2024	1,115	1,147,491
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016A, RB	6.20%	05/15/2030	685	650,031
Series 2016A, RB	6.33%	05/15/2048	336	303,511
Series 2016B, RB	5.63%	05/15/2020	189	187,483
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	5.25%	08/15/2023	720	733,046
Illinois (State of) Finance Authority (Plymouth Place); Series 2015, Ref. RB	2.75%	05/15/2019	395	395,324
Series 2015, Ref. RB	5.00%	05/15/2025	250	265,830
Illinois (State of) Finance Authority (Roosevelt University); Series 2007, RB	5.50%	04/01/2037	2,000	1,978,220
Illinois (State of) Finance Authority (Three Crowns Park); Series 2017, Ref. RB	4.00%	02/15/2027	1,795	1,788,700
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2010 B-2, Ref. Dedicated State Tax RB	5.00%	06/15/2050	775	775,891
Series 2012 B, Ref. RB	5.00%	12/15/2020	545	566,310
Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Sr. Lien Special Tax RB	4.25%	03/01/2024	432	431,572
Regional Transportation Authority; Series 2018 B, RB (f)	5.00%	06/01/2030	3,000	3,452,700
				33,432,856

Indiana-2.80%

Allen (County of) Economic Development (StoryPoint Fort Wayne); Series 2017, RB (d)	6.63%	01/15/2034	500	523,395
Carmel (City of) (Barrington Carmel); Series 2012 A, RB	7.00%	11/15/2027	1,120	1,112,608
Indiana (State of) Finance Authority (Irvington Community School); Series 2018 A, Ref. Educational Facilities RB (d)	5.50%	07/01/2028	750	762,360
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services, Inc. Obligated Group); Series 2008 I, Ref. VRD Health System RB (LOC - Barclays Bank PLC)(j)(k)	1.73%	11/01/2037	5,000	5,000,000
Indiana Bond Bank; Series 2007 B-1, Special Program Gas Floating Rate RB (3 mo. USD LIBOR + 0.97%)(b)	2.60%	10/15/2022	1,500	1,500,165
				8,898,528

Iowa-1.55%

Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, Midwestern Disaster Area RB	5.25%	12/01/2025	1,000	1,057,440
Series 2013, Midwestern Disaster Area RB (d)	5.87%	12/01/2026	460	483,350
Series 2013, Ref. Midwestern Disaster Area RB (a)	5.25%	12/01/2033	1,540	1,610,024
Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 0.58%)(a)(b)(d)	2.24%	01/04/2024	575	575,006
Iowa (State of) Finance Authority (Lifespace Communities Inc.); Series 2018 A, RB	4.13%	05/15/2038	1,250	1,188,087
				4,913,907

Kansas-1.45%

Lenexa (City of) (Lakeview Village, Inc.); Series 2018 A, Ref. Health Care Facilities RB	5.00%	05/15/2027	1,440	1,547,669

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Kansas-(continued)

Wichita (City of) (Kansas Masonic Home); Series 2016II-A, Health Care Facilities RB	4.25%	12/01/2024	$500	$506,070
Series 2016II-A, Health Care Facilities RB	5.00%	12/01/2031	550	560,884
Series 2016II-A, Health Care Facilities RB	5.25%	12/01/2036	1,000	1,025,570
Wichita (City of) (Presbyterian Manors, Inc.); Series 2018 I, Ref. Health Care Facilities RB	5.00%	05/15/2028	935	985,350
				4,625,543

Kentucky-3.09%

Ashland Kentucky (Ashland Hospital Corp. d/b/a King’s Daughters Medical Center); Series 2016A, Ref. RB	5.00%	02/01/2029	1,000	1,090,770
Series 2016A, Ref. RB	5.00%	02/01/2030	555	603,002
Christian (County of) (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. Hospital RB	5.00%	02/01/2026	930	992,412
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II Inc.); Series 2016A, Ref. RB	5.00%	05/15/2021	765	801,200
Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, Sr. RB	5.00%	07/01/2032	1,000	1,085,910
Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2015, Ref. Hospital RB	5.00%	06/01/2019	1,040	1,051,835
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010-A, Hospital RB	5.00%	06/01/2019	2,000	2,022,760
Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.00%	11/15/2025	600	610,146
Kentucky (State of) Public Energy Authority; Series 2018 B, Gas Supply RB (a)	4.00%	01/01/2025	1,500	1,571,550
				9,829,585

Louisiana-0.63%

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston Parish GOMESA);	5.38%	11/01/2038	2,000	2,000,000

Maine-0.62%

Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB	5.00%	07/01/2019	855	859,711
Series 2011, RB	7.50%	07/01/2032	1,000	1,095,030
				1,954,741

Maryland-1.21%

Baltimore (City of) (East Baltimore Research Park); Series 2017, Ref. Special Obligation RB	4.00%	09/01/2027	425	431,490
Howard (County of) (Downtown Columbia); Series 2017 A, Special Obligation Tax Allocation RB (d)	4.00%	02/15/2028	500	504,025
Howard (County of) (Vantage House Facility); Series 2016, Ref. Retirement Community RB	5.00%	04/01/2021	250	255,838
Series 2017, Ref. Retirement Community RB	5.00%	04/01/2021	375	383,719
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB (d)	5.00%	07/01/2027	400	410,076
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. Air Cargo RB (d)(e)	4.00%	07/01/2024	1,805	1,850,305
				3,835,453

Massachusetts-1.33%

Massachusetts (State of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2028	675	736,479
Massachusetts (State of) Port Authority (Delta Air Lines Inc.); Series 2001 A, Facilities RB (INS -AMBAC)(e)(h)	5.50%	01/01/2019	1,135	1,140,550
Series 2001 A, Facilities RB (INS -AMBAC)(e)(h)	5.20%	01/01/2020	195	196,642
Series 2001 A, RB (INS -AMBAC)(e)(h)	5.00%	01/01/2027	1,140	1,161,307
Series 2001 B, Special Facilities Floating Rate RB (INS -AMBAC)(b)(e)(h)	4.68%	01/01/2031	1,000	1,000,000
				4,234,978

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Michigan-2.48%

Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	$2,400	$2,355,000
Star International Academy; Series 2012, Ref. Public School Academy RB	5.00%	03/01/2033	2,000	2,038,920
Summit Academy North; Series 2016, Ref. Public School Academy RB	4.00%	11/01/2021	1,585	1,579,357
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016A, Ref. Limited Obligation RB (d)	5.00%	07/01/2026	1,835	1,909,923
				7,883,200

Minnesota-3.06%

Brooklyn Park (City of) (Athlos Leadership Academy); Series 2015, Charter School Lease RB	4.00%	07/01/2020	170	169,354
Deephaven (City of) (Seven Hills Preparatory Academy); Series 2017, Charter School Lease RB	4.37%	10/01/2027	250	238,357
Series 2017, Charter School Lease RB	5.00%	10/01/2037	1,000	969,100
Rochester (City of) (Homestead at Rochester, Inc.); Series 2015, Health Care & Housing RB	5.00%	12/01/2021	470	493,129
St. Paul (City of) Housing & Redevelopment Authority (Emerald Gardens); Series 2012, Ref. Tax Increment Allocation RB	5.00%	09/01/2026	1,000	1,032,270
Series 2012, Ref. Tax Increment Allocation RB	5.00%	03/01/2029	935	958,534
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.12%	10/01/2023	300	302,976
St. Paul (City of) Housing & Redevelopment Authority (Hmong Academy); Series 2012 A, Charter School Lease RB	5.50%	09/01/2043	1,000	1,007,290
St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. Charter School Lease RB	5.00%	09/01/2026	1,000	1,035,620
St. Paul (City of) Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus); Series 2018, Ref. RB (d)	4.00%	10/01/2031	250	239,555
Series 2018, Ref. RB (d)	4.13%	10/01/2033	250	239,402
St. Paul Park (City of) (Presbyterian Homes Bloomington); Series 2017, Ref. Sr. Housing & Health Care RB	3.80%	09/01/2029	350	354,676
Series 2017, Ref. Sr. Housing & Health Care RB	3.90%	09/01/2030	565	573,402
Series 2017, Ref. Sr. Housing & Health Care RB	4.00%	09/01/2031	585	595,495
Series 2017, Ref. Sr. Housing & Health Care RB	4.00%	09/01/2032	400	405,932
Series 2017, Ref. Sr. Housing & Health Care RB	4.10%	09/01/2033	500	508,940
West St. Paul (City of) (Walker Westwood Ridge Campus); Series 2017, Ref. Housing & Health Care Facilities RB	4.00%	11/01/2030	650	615,667
				9,739,699

Mississippi-0.91%

Mississippi Business Finance Corp. (Chevron U.S.A. Inc.); Series 2010 I, VRD Gulf Opportunity Zone RB (j)	1.72%	11/01/2035	1,200	1,200,000
Series 2011 D, VRD Gulf Opportunity Zone RB (j)	1.72%	11/01/2035	1,700	1,700,000
				2,900,000

Missouri-2.73%

Boone (County of) (Boone Hospital Center); Series 2016, Ref. Hospital RB	5.00%	08/01/2028	1,685	1,777,507
Kansas City (City of) Industrial Development Authority; Series 2016A, Ref. Sales Tax RB (d)	4.25%	04/01/2026	495	500,257
Kansas City (City of) Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016A, Ref. Sr. Sales Tax RB (d)	5.00%	04/01/2036	1,000	1,012,780
Kansas City (City of) Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, Tax Allocation RB (d)	4.37%	02/01/2031	1,000	996,680
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. Retirement Community RB	5.00%	05/15/2024	1,500	1,587,780
St. Louis (City of) Industrial Development Authority (Ballpark Village Development); Series 2017 A, Ref. Financing RB	3.88%	11/15/2029	705	702,807

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Missouri-(continued)

St. Louis (County of) Industrial Development Authority (Friendship Village West County); Series 2018 A, Senior Living Facilities RB	5.00%	09/01/2025	$1,000	$1,047,080
Series 2018 A, Senior Living Facilities RB	5.00%	09/01/2026	1,000	1,046,290
				8,671,181

Montana-0.79%

Kalispell (City of) (Immanuel Lutheran Corp.); Series 2017, Ref. Housing & Healthcare Facilities RB	3.40%	11/15/2022	2,500	2,502,900

Nevada-0.50%

Director of the State of Nevada Department of Business & Industry (Somerset Academy); Series 2018 A, RB (d)	4.50%	12/15/2029	750	745,477
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada); Series 2017 A, RB (d)	5.00%	07/15/2027	335	347,774
Series 2017 A, RB (d)	5.00%	07/15/2037	500	502,490
				1,595,741

New Hampshire-0.46%

National Finance Authority (Convanta); Series 2018 A, Ref. Resource Recovery RB (d)(e)	4.00%	11/01/2027	1,500	1,470,210

New Jersey-7.71%

New Jersey (State of) Economic Development Authority; Series 2005 N-1, Ref. School Facilities Construction RB (INS-NATL)(f)(i)	5.50%	09/01/2022	3,000	3,284,520
Series 2012 II, Ref. School Facilities Construction RB	5.00%	03/01/2023	1,500	1,596,465
Series 2012, Ref. RB	5.00%	06/15/2025	600	638,460
Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,639,185
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.); Series 1999, Special Facility RB (e)	5.25%	09/15/2029	3,000	3,233,550
Series 2012, Special Facility RB (e)	5.75%	09/15/2027	200	218,684
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.); Series 2012 C, RB	5.00%	07/01/2022	390	387,344
Series 2012 C, RB	5.00%	07/01/2032	1,000	902,810
New Jersey (State of) Economic Development Authority (School Facilities Construction); Series 2013, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 1.60%)(b)	3.26%	03/01/2028	1,000	987,040
New Jersey (State of) Higher Education Student Assistance Authority; Series 2018 B, Ref. Sr. Student Loan RB (e)	5.00%	12/01/2026	1,000	1,133,270
Series 2018 B, Ref. Sr. Student Loan RB (e)	5.00%	12/01/2027	1,000	1,130,640
New Jersey (State of) Transportation Trust Fund Authority; Series 2008 A, Transportation System CAB RB (g)	0.00%	12/15/2028	715	468,926
Series 2008 A, Transportation System CAB RB (g)	0.00%	12/15/2035	1,000	448,060
Series 2009 A, Transportation System CAB RB (g)	0.00%	12/15/2032	1,465	773,959
Series 2013 AA, Transportation Program RB	5.25%	06/15/2031	1,150	1,233,835
Series 2014, Transportation Program Floating Rate Notes (SIFMA Municipal Swap Index + 0.00%)(a)(b)	2.86%	12/15/2021	2,000	2,020,640
Series 2018 A, Ref. Federal Highway Reimbursement RN (f)(i)	5.00%	06/15/2029	1,000	1,106,770
Series 2018 A, Ref. Federal Highway Reimbursement RN (f)(i)	5.00%	06/15/2030	2,000	2,202,480
Series 2018 A, Ref. RB	5.00%	12/15/2024	1,000	1,104,340
				24,510,978

New York-5.00%

Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Waste Disposal RB (d)(e)	3.75%	01/01/2020	205	206,623
Metropolitan Transportation Authority; Subseries 2014 D-2, Floating Rate RB (SIFMA Municipal Swap Index + 0.45%)(a)(b)	2.11%	11/15/2022	2,500	2,485,850
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2014 A, Continuing Care Retirement Community RB	6.50%	01/01/2032	1,000	1,043,020
Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/2020	255	256,855

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York-(continued)

Nassau County Tobacco Settlement Corp.; Series 2006A-2, Sr. Asset-Backed RB	5.25%	06/01/2026	$1,000	$1,000,030
New York & New Jersey (States of) Port Authority; Two Hundred Seventh Series 2018, Ref. Consolidated RB (f)	5.00%	09/15/2029	2,250	2,606,153
New York (City of) Industrial Development Agency (Brooklyn Navy Yard Cogen Partners); Series 1997, Industrial Development RB (e)	5.65%	10/01/2028	1,000	1,009,430
Series 1997, Industrial Development RB (e)	5.75%	10/01/2036	1,000	1,009,430
New York (City of) Municipal Water Finance Authority; Subseries 2011 A-1, VRD Water & Sewer System RB (j)	1.75%	06/15/2044	250	250,000
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB (e)	5.00%	08/01/2026	2,900	3,021,365
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB	5.00%	07/01/2027	1,000	1,004,020
Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels); Series 2018 D, General Floating Rate RB (1 mo. USD SOFR + 0.500%)(a)(b)	2.00%	10/01/2020	2,000	2,002,600
				15,895,376

North Carolina-0.47%

University of North Carolina at Chapel Hill; Series 2012, Floating Rate RB (1 mo. USD LIBOR + 0.40%)(a)(b)	1.94%	11/09/2022	1,500	1,499,910

North Dakota-0.31%

Burleigh (County of) (University of Mary); Series 2016, Education Facilities RB	4.38%	04/15/2026	1,000	988,060

Ohio-3.93%

Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	800	748,024
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/2024	955	901,826
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.87%	06/01/2030	1,475	1,401,265
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.75%	06/01/2034	2,000	1,871,920
Butler (County of) Port Authority (Storypoint Fairfield); Sr. Series 2017 A-1, RB (d)	6.25%	01/15/2034	500	511,440
Cleveland (City of) (Continental Airlines, Inc.); Series 1998, Airport Special RB (e)	5.37%	09/15/2027	200	200,590
Cuyahoga (County of) (Metrohealth System); Series 2017, Ref. Hospital RB	5.00%	02/15/2031	1,000	1,071,390
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	1,950	2,116,315
Lucas (County of), Ohio (ProMedica Healthcare System); Series 2018 A, Ref. Hospital RB	5.00%	11/15/2019	1,160	1,187,515
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2021	365	378,684
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB (e)	5.00%	12/31/2025	340	376,856
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, Exempt Facility RB (d)(e)	3.75%	01/15/2028	1,250	1,240,425
Series 2017, Exempt Facility RB (d)(e)	4.25%	01/15/2038	250	246,767
Toledo-Lucas (County of) Port Authority (StoryPoint Waterville); Series 2016A-1, RB (d)	6.12%	01/15/2034	225	228,355
				12,481,372

Oklahoma-1.54%

Comanche (County of) Hospital Authority; Series 2012 A, Ref. RB	5.00%	07/01/2021	475	487,103
Series 2015, Ref. RB	5.00%	07/01/2023	1,000	1,062,880
Oklahoma (State of) Development Finance Authority (Inverness Village Community); Series 2012, Ref. Continuing Care Retirement Community RB (c)	5.25%	01/01/2022	375	263,524
Payne (County of) Economic Development Authority (Epworth Living at the Ranch); Series 2016B-2, RB (c)	4.75%	11/01/2023	1,470	602,700
Tulsa (City of) Municipal Airport Trust; Series 2000 B, Ref. RB (e)	5.50%	06/01/2035	2,000	2,122,220
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB (a)(e)	5.00%	06/01/2025	340	362,671
				4,901,098

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania-2.57%

Allentown Neighborhood Improvement Zone Development Authority (City Center); Series 2018, Tax RB (d)	5.00%	05/01/2023	$750	$791,175
Series 2018, Tax RB (d)	5.00%	05/01/2028	1,250	1,347,162
Commonwealth Financing Authority; Series 2018, Tobacco Master Settlement Payment RB	5.00%	06/01/2026	1,000	1,135,450
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2030	1,300	1,332,981
Montgomery (County of) Higher Education & Health Authority (Thomas Jefferson University); Series 2018 C, Floating Rate RB (SIFMA Municipal Swap Index + 0.72%)(a)(b)	2.38%	09/01/2023	1,000	1,000,000
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2027	1,500	1,537,395
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2032	1,000	1,030,900
				8,175,063

Puerto Rico-3.70%

Children’s Trust Fund; Series 2002, Tobacco Settlement Asset-Backed RB	5.38%	05/15/2033	850	852,983
Series 2002, Tobacco Settlement Asset-Backed RB	5.50%	05/15/2039	3,220	3,227,535
Puerto Rico (Commonwealth of); Series 2006A, Public Improvement Unlimited Tax GO Bonds (INS -AGC) (CPI RATE + 1.02%)(h)(l)	3.48%	07/01/2020	1,500	1,503,750
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, Sr. Lien RB	6.13%	07/01/2024	1,000	965,000
Series 2008 A, Sr. Lien RB	6.00%	07/01/2044	1,000	962,500
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2004 PP, Ref. RB (INS -NATL)(h)	5.00%	07/01/2023	1,500	1,506,345
Series 2007 TT, RB (c)	5.00%	07/01/2037	500	316,250
Series 2007 VV, Ref. RB (INS -NATL)(h)	5.25%	07/01/2030	1,000	1,050,180
Series 2010 CCC, RB (c)	5.25%	07/01/2027	1,380	872,850
Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2007 M-3, Ref. Government Facilities RB (INS-NATL)(h)	6.00%	07/01/2024	500	517,540
				11,774,933

Rhode Island-0.17%

Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	544,125

Tennessee-2.19%

Bristol (City of) Industrial Development Board (Pinnacle); Series 2016B, CAB Sales Tax RB (d)(g)	0.00%	12/01/2020	750	686,385
Series 2016B, CAB Sales Tax RB (d)(g)	0.00%	12/01/2021	250	217,555
Series 2016, Tax Increment Allocation RB	4.25%	06/01/2021	760	763,260
Memphis (City of) & Shelby (County of) Economic Development Growth Engine Industrial Development Board (Graceland); Series 2017 A, Ref. Sr. Tax Allocation Incremental RB	4.75%	07/01/2027	650	674,551
Series 2017 A, Ref. Sr. Tax Allocation Incremental RB	5.50%	07/01/2037	350	368,298
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, Tax Increment Development RB (d)	4.50%	06/01/2028	750	765,390
Series 2018, Tax Increment Development RB (d)	5.12%	06/01/2036	1,000	1,028,380
Nashville (City of) & Davidson (County of) Health and Educational Facilities Board of Metropolitan Government (Trousdale Roundat; Series 2018 A, Sr. Living RB (d)	5.25%	04/01/2028	1,500	1,473,885
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2016A, Ref. RB (d)	5.00%	09/01/2024	1,000	999,430
				6,977,134

Texas-7.81%

Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016A, Education RB	5.00%	06/15/2036	700	701,967

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Texas-(continued)

Guadalupe (County of) & Seguin (City of) Hospital Board of Managers; Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2021	$450	$467,568
Houston (City of) Airport System (United Airlines, Inc. Airport Improvement); Series 2015 C, Ref. RB (e)	5.00%	07/15/2020	500	516,105
Houston (City of) Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB (e)	4.75%	07/01/2024	1,885	2,007,393
Houston (City of) Airport System (United Airlines, Inc. Terminal Improvement); Series 2015 B-2, Ref. RB (e)	5.00%	07/15/2020	1,000	1,032,210
Mclendon-Chisholm (City of) (Sonoma Public Improvement Distribution Phase); Series 2015, Special Assessment RB	5.37%	09/15/2035	450	440,474
Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.); Series 2016, Ref. Retirement Facility RB	5.00%	02/15/2035	250	251,633
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. Sr. Lien RB (d)(e)	4.62%	10/01/2031	2,500	2,536,750
New Hope Cultural Education Facilities Corp. (Presbyterian Village North); Series 2018, Ref. Retirement Facility RB	5.00%	10/01/2024	1,650	1,727,896
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2036	1,500	1,515,015
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2017 A, Education RB (d)	3.63%	08/15/2022	800	790,024
Series 2017 S, Education RB (d)	4.25%	08/15/2027	610	597,373
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016B-1, TEMPS -80SM RB	3.25%	11/15/2022	480	469,368
Series 2016B-2, TEMPS -50SM RB	3.00%	11/15/2021	20	20,008
Newark High Education Finance Corp. (Austin Achieve Public Schools, Inc.); Series 2018, Education RB	4.25%	06/15/2028	150	147,459
Series 2018, Education RB	5.00%	06/15/2033	150	151,349
Series 2018, Education RB	5.00%	06/15/2038	250	250,878
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock & Wharf Facility RB (a)(d)(e)	7.25%	02/13/2020	2,000	2,075,460
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	200	223,356
Series 2014 A, Retirement Facility RB	7.50%	11/15/2034	100	111,524
Rowlett (City of) (Bayside Public Improvement District North Improvement Area); Series 2016, Special Assessment RB	4.90%	09/15/2024	180	174,267
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana); Series 2017, TEMPS-50sm Retirement Facility RB	3.88%	11/15/2022	750	745,245
Series 2017, TEMPS-65sm Retirement Facility RB	4.50%	11/15/2023	750	751,912
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2017 A, Retirement Facility RB	6.00%	02/15/2031	1,000	1,059,600
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks); Series 2018 A, Retirement Community RN (d)	10.00%	03/15/2023	750	742,387
Temple (City of); Series 2018 A, Incremental RB (d)	5.00%	08/01/2028	1,000	1,065,830
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	3,255	3,744,877
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, Education RB	5.00%	08/15/2027	500	511,865
				24,829,793

Utah-1.04%

Salt Lake City (City of); Series 2017 A, Airport RB (f)	5.00%	07/01/2036	3,000	3,312,570

Virgin Islands-1.35%

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB (e)	5.00%	09/01/2022	1,320	1,380,113
Series 2014 A, Ref. Marine RB (e)	5.00%	09/01/2023	1,000	1,039,920
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	1,870	1,884,025
				4,304,058

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Virginia-0.32%

Hanover (County of) Economic Development Authority (Covenant Woods); Series 2018, Ref. Care Facility RB	5.00%	07/01/2038	$250	$255,942
Peninsula Town Center Community Development Authority; Series 2018, Ref. Special Obligation RB (d)	4.50%	09/01/2028	725	750,049
				1,005,991

Washington-1.64%

Seattle (City of); Series 2018 C-2, Ref. Municipal Light & Power Floating Rate RB (SIFMA Municipal Swap Index + 0.00%)(a)(b)	2.15%	11/01/2023	2,000	1,998,020
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, Floating Rate RB (SIFMA Municipal Swap Index + 0.00%)(a)(b)	3.06%	01/01/2025	1,000	1,015,060
Washington (State of) Housing Finance Commission (Judson Park); Series 2018, Ref. Non-profit RB (d)	3.70%	07/01/2023	445	441,663
Series 2018, Ref. Non-profit RB (d)	5.00%	07/01/2038	385	392,515
Washington (State of) Housing Finance Commission (The Heathstone); Series 2018 A, Ref. Non-Profit RB (d)	4.50%	07/01/2028	965	979,986
Washington (State of) Housing Finance Commission (Wesley Homes at Lea Hill); Series 2016, Ref. Non-Profit RB (d)	3.20%	07/01/2021	390	384,774
				5,212,018

West Virginia-0.91%

Harrison (County of) Commission (Charles Pointe No. 2); Series 2008 A, Ref. Tax Increment Allocation RB	6.50%	06/01/2023	670	665,022
Monongalia (County of) Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. Excise Tax & Improvement RB (d)	4.50%	06/01/2027	975	958,123
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB (d)(e)	6.75%	02/01/2026	1,000	956,770
Series 2018, Solid Waste Disposal Facilities RB (d)(e)	8.75%	02/01/2036	320	320,374
				2,900,289

Wisconsin-6.15%

Public Finance Authority (American Dream at Meadowlands); Series 2017, Limited Obligation Grant RB (d)	6.25%	08/01/2027	2,000	2,147,620
Series 2017, Limited Obligation Grant RB (d)	6.75%	08/01/2031	500	539,330
Public Finance Authority (WhiteStone); Series 2017, Ref. Retirement Facility RB (d)	4.00%	03/01/2027	930	939,077
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2027	500	518,095
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community); Series 2017, Ref. RB	5.00%	06/01/2028	1,205	1,255,851
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center); Series 2017 A, RB (d)	6.25%	10/01/2031	2,000	2,059,680
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth); Series 2016A, RB (d)	5.00%	06/01/2025	650	681,915
Series 2016A, RB (d)	5.00%	06/01/2026	1,005	1,048,336
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, Sr. RB (d)	5.75%	11/01/2024	1,500	1,501,110
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch); Series 2011 A, Continuing Care Retirement Community RB (d)	7.00%	06/01/2020	45	46,692
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, Sr. RB (d)	6.12%	01/01/2033	2,000	2,059,460
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst); Series 2017 A, Ref. TEMPS -85 SM Senior Living RB (d)	3.95%	11/15/2024	1,250	1,256,337
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 B, Ref. Special Facilities RB (d)(e)	6.00%	06/01/2022	1,250	1,239,550
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.00%	12/01/2027	1,395	1,449,531
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, Higher Education Facility RB (d)	4.00%	12/01/2021	1,320	1,326,283

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Wisconsin-(continued)

Wisconsin Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	3.50%	08/01/2022	$1,500	$1,487,745
				19,556,612
Total Municipal Obligations (Cost $318,695,819)				327,504,439
TOTAL INVESTMENT IN SECURITIES(m)-102.98% (Cost $330,822,629)				327,504,439
FLOATING RATE NOTE OBLIGATIONS-(3.77)%
Notes with interest and fee rates ranging from 2.46% to 2.51% at 11/30/2018 and contractual maturities of collateral ranging from 09/01/2022 to 07/01/2036(See Note 1D)(n)				(12,000,000)
OTHER ASSETS LESS LIABILITIES-0.79%				2,530,208
NET ASSETS-100.00%				$318,034,647

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AMBAC	- American Municipal Bond Assurance Corp.
CAB	- Capital Appreciation Bonds
Conv.	- Convertible
CPI	- Consumer Price Index
GO	- General Obligation
INS	- Insurer
LIBOR	- London Interbank Offered Rate
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SIFMA	- Securities Industry and Financial Markets Association
SOFR	- Secured Overnight Financing Rate
Sr.	- Senior
Sub.	- Subordinated
TEMPS	- Tax-Exempt Mandatory Paydown Securities
USD	- U.S. Dollar
VRD	- Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2018.
(c)

Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at November 30, 2018 was $2,129,997, which represented less than 1% of the Fund’s Net Assets.

(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2018 was $76,776,684, which represented 24.14% of the Fund’s Net Assets.

(e)	Security subject to the alternative minimum tax.
(f)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.
(g)	Zero coupon bond issued at a discount.
(h)	Principal and/or interest payments are secured by the bond insurance company listed.
(i)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $5,500,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(j)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on November 30, 2018.

(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	Interest rate is redetermined periodically based on an auction conducted by the auction agent.
(m)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(n)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at November 30, 2018. At November 30, 2018, the Fund’s investments with a value of $20,070,408 are held by TOB Trusts and serve as collateral for the $12,000,000 in the floating rate note obligations outstanding at that date.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

Open Futures Contracts(a)

	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Short Futures Contracts
U.S. Treasury 5 Year Notes	21	March-2019	$(2,367,372)	$(4,808)	$ (4,808)
U.S. Treasury 10 Year Notes	122	March-2019	(14,517,710)	(55,571)	(55,571)
Total Futures Contracts-Interest Rate Risk				$(60,379)	$(60,379)

(a)	Futures contracts collateralized by $200,000 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

                                 Invesco Short Duration High Yield Municipal Fund

D.	Floating Rate Note Obligations - (continued)

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

                                 Invesco Short Duration High Yield Municipal Fund

F.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

G.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$327,504,439	$–	$327,504,439

Other Investments - Liabilities*
Futures Contracts	(60,379)	–	–	(60,379)
Total Investments	$(60,379)	$327,504,439	$–	$327,444,060

*	Unrealized appreciation (depreciation).

                                 Invesco Short Duration High Yield Municipal Fund

Invesco Small Cap Discovery Fund Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	VK-SCD-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2018

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests-96.29%

Aerospace & Defense-3.68%

Curtiss-Wright Corp.	62,727	$6,925,061
HEICO Corp.	76,227	6,442,706
Mercury Systems, Inc.(b)	165,831	8,591,704
		21,959,471

Apparel Retail-0.51%

Burlington Stores, Inc.(b)	18,295	3,032,579

Application Software-9.77%

2U, Inc.(b)	71,203	4,157,543
Box, Inc. - Class A(b)	290,274	5,454,249
Globant S.A. (Argentina)(b)	115,464	6,771,964
Guidewire Software Inc.(b)	107,549	9,997,755
HubSpot, Inc.(b)	71,244	9,905,053
New Relic, Inc.(b)	65,699	5,728,296
Q2 Holdings, Inc.(b)	74,516	4,045,474
SS&C Technologies Holdings, Inc.	122,394	5,893,271
Tyler Technologies, Inc.(b)	32,669	6,297,276
		58,250,881

Auto Parts & Equipment-0.47%

Visteon Corp.(b)	37,736	2,785,672

Automotive Retail-0.81%

Camping World Holdings, Inc. - Class A(c)	255,615	4,823,455

Biotechnology-6.96%

Amicus Therapeutics, Inc.(b)	134,072	1,480,155
Eagle Pharmaceuticals, Inc.(b)	93,776	4,726,311
Neurocrine Biosciences, Inc.(b)	86,581	7,642,505
Repligen Corp.(b)	134,587	8,703,741
Retrophin, Inc.(b)	249,797	6,130,018
Sage Therapeutics, Inc.(b)	40,116	4,624,974
Sarepta Therapeutics, Inc.(b)	63,130	8,173,441
		41,481,145

Building Products-1.01%

A.O. Smith Corp.	62,730	2,972,147
Trex Co., Inc.(b)	47,585	3,032,592
		6,004,739

Casinos & Gaming-0.89%

Penn National Gaming, Inc.(b)	241,141	5,331,627

Commodity Chemicals-0.40%

Methanex Corp. (Canada)	42,696	2,367,066

Communications Equipment-0.79%

Ciena Corp.(b)	145,403	4,743,046

	Shares	Value
Construction Machinery & Heavy Trucks-1.18%

Oshkosh Corp.	98,395	$7,018,515

Data Processing & Outsourced Services-3.04%

Black Knight, Inc.(b)	155,891	7,068,098
Euronet Worldwide, Inc.(b)	55,380	6,513,242
WNS (Holdings) Ltd. - ADR (India)(b)	92,801	4,532,401
		18,113,741

Diversified Support Services-1.09%

KAR Auction Services, Inc.	114,131	6,521,445

Education Services-3.83%

Bright Horizons Family Solutions, Inc.(b)	60,408	7,350,445
Chegg, Inc.(b)	254,668	7,117,971
Grand Canyon Education, Inc.(b)	68,606	8,394,630
		22,863,046

Electronic Equipment & Instruments-0.74%

FLIR Systems, Inc.	95,652	4,386,601

Environmental & Facilities Services-1.31%

Casella Waste Systems, Inc. - Class A(b)	238,712	7,793,947

Financial Exchanges & Data-1.10%

MarketAxess Holdings, Inc.	30,170	6,568,914

Health Care Equipment-5.58%

DexCom Inc.(b)	68,176	8,834,928
Inogen, Inc.(b)	38,823	5,720,957
Integra LifeSciences Holdings Corp.(b)	98,674	5,291,887
LivaNova PLC(b)	58,655	5,935,299
Penumbra, Inc.(b)	53,807	7,491,011
		33,274,082

Health Care Facilities-0.77%

Acadia Healthcare Co., Inc.(b)	135,576	4,605,517

Health Care REITs-0.65%

Physicians Realty Trust	217,687	3,877,005

Health Care Services-2.97%

LHC Group, Inc.(b)	107,099	11,231,472
Premier, Inc. - Class A(b)	162,779	6,455,815
		17,687,287

Health Care Technology-2.40%

Evolent Health, Inc. - Class A(b)	192,570	4,949,049
Medidata Solutions, Inc.(b)	121,306	9,366,036
		14,315,085

Human Resource & Employment Services-1.38%

ASGN Inc.(b)	63,844	4,421,197

See accompanying notes which are an integral part of this schedule.

                                 Invesco Small Cap Discovery Fund

	Shares	Value
Human Resource & Employment Services-(continued)

Korn/Ferry International	78,327	$3,835,673
		8,256,870

Industrial Machinery-5.04%

Altra Industrial Motion Corp.	187,237	5,907,327
Gardner Denver Holdings, Inc.(b)	261,946	6,483,164
Graco, Inc.	147,065	6,478,213
John Bean Technologies Corp.	72,035	5,945,769
Welbilt, Inc.(b)	381,113	5,266,982
		30,081,455

Insurance Brokers-1.00%

Brown & Brown, Inc.	205,345	5,959,112

Interactive Home Entertainment-0.89%

Take-Two Interactive Software, Inc.(b)	48,149	5,280,501

Internet & Direct Marketing Retail-1.04%

Etsy, Inc.(b)	115,302	6,230,920

Internet Services & Infrastructure-1.99%

GoDaddy, Inc. - Class A(b)	109,789	7,164,830
GTT Communications, Inc.(b)(c)	138,901	4,675,408
		11,840,238

Investment Banking & Brokerage-2.34%

E*TRADE Financial Corp.	97,488	5,097,648
LPL Financial Holdings, Inc.	137,772	8,840,829
		13,938,477

IT Consulting & Other Services-2.52%

EPAM Systems, Inc.(b)	48,258	6,285,605
InterXion Holding N.V. (Netherlands)(b)	140,109	8,724,587
		15,010,192

Leisure Facilities-1.36%

Planet Fitness, Inc. - Class A(b)	146,488	8,089,067

Life Sciences Tools & Services-2.39%

Bio-Techne Corp.	43,341	6,996,104
Syneos Health, Inc.(b)	140,263	7,254,403
		14,250,507

Managed Health Care-1.72%

HealthEquity, Inc.(b)	115,972	10,285,557

Movies & Entertainment-1.04%

World Wrestling Entertainment, Inc. - Class A	83,993	6,212,122

Multi-line Insurance-0.74%

Assurant, Inc.	45,106	4,386,107

Oil & Gas Drilling-0.75%

Patterson-UTI Energy, Inc.	321,891	4,467,847

Oil & Gas Exploration & Production-1.84%

Callon Petroleum Co.(b)	440,324	3,764,770

	Shares	Value
Oil & Gas Exploration & Production-(continued)

Centennial Resource Development, Inc. - Class A(b)	464,377	$7,207,131
		10,971,901

Packaged Foods & Meats-1.20%

Nomad Foods Ltd. (United Kingdom)(b)	353,051	7,138,691

Pharmaceuticals-2.43%

Aerie Pharmaceuticals, Inc.(b)	123,487	4,925,897
Amneal Pharmaceuticals, Inc.(b)	292,885	5,186,993
Elanco Animal Health Inc.(b)	130,993	4,376,476
		14,489,366

Property & Casualty Insurance-0.89%

Hanover Insurance Group, Inc. (The)	46,272	5,307,861

Regional Banks-2.14%

Sterling Bancorp	144,767	2,794,003
Webster Financial Corp.	92,543	5,568,313
Western Alliance Bancorp(b)	93,752	4,394,156
		12,756,472

Research & Consulting Services-1.24%

CoStar Group Inc.(b)	20,063	7,411,072

Restaurants-3.50%

Dunkin’ Brands Group, Inc.	81,142	6,004,508
Jack in the Box, Inc.	38,830	3,443,833
Texas Roadhouse, Inc.	107,858	7,121,864
Wingstop, Inc.	65,176	4,276,849
		20,847,054

Semiconductor Equipment-0.92%

Entegris, Inc.	187,280	5,506,032

Semiconductors-2.23%

Monolithic Power Systems, Inc.	30,765	4,063,133
Silicon Laboratories Inc.(b)	56,556	4,997,854
Universal Display Corp.	46,008	4,225,375
		13,286,362

Specialized Consumer Services-0.91%

ServiceMaster Global Holdings, Inc.(b)	122,313	5,414,796

Specialty Chemicals-1.67%

Ingevity Corp.(b)	54,858	5,376,633
PolyOne Corp.	135,931	4,570,000
		9,946,633

Specialty Stores-1.21%

Five Below, Inc.(b)	68,996	7,230,091

Systems Software-1.96%

Rapid7, Inc.(b)	184,632	5,871,297

See accompanying notes which are an integral part of this schedule.

                                 Invesco Small Cap Discovery Fund

	Shares	Value
Systems Software-(continued)

Varonis Systems, Inc.(b)	100,635	$5,827,773
		11,699,070
Total Common Stocks & Other Equity Interests (Cost $454,949,252)		574,099,239

Money Market Funds-4.28%

Invesco Government & Agency Portfolio- Institutional Class, 2.12%(d)	8,918,992	8,918,992
Invesco Liquid Assets Portfolio-Institutional Class, 2.34%(d)	6,369,865	6,371,139
Invesco Treasury Portfolio-Institutional Class, 2.12%(d)	10,193,134	10,193,134
Total Money Market Funds (Cost $25,483,131)		25,483,265

	Shares	Value
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.57% (Cost $480,432,383)		599,582,504

Investments Purchased with Cash Collateral from Securities on Loan-1.24%

Money Market Funds-1.24%

Invesco Government & Agency Portfolio Institutional Class, 2.12%, (d)(e) (Cost $7,404,368)	7,404,368	$7,404,368
TOTAL INVESTMENTS IN SECURITIES-101.81% (Cost $487,836,751)		606,986,872
OTHER ASSETS LESS LIABILITIES-(1.81)%		(10,789,091)
NET ASSETS-100.00%		$596,197,781

Investment Abbreviations:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at November 30, 2018.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2018.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Small Cap Discovery Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1–Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the

                                 Invesco Small Cap Discovery Fund

B.	Securities Transactions and Investment Income – (continued)

Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2–Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                 Invesco Small Cap Discovery Fund

Invesco Strategic Real Return Fund
Quarterly Schedule of Portfolio Holdings November 30, 2018

invesco.com/us	SRR-QTR-1	11/18	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2018

(Unaudited)

	Principal Amount	Value
U.S. Treasury Securities-45.08%
U.S. Treasury Inflation – Indexed Bonds-16.69%(b)
2.38%, 01/15/2025	$577,718	$ 624,515
0.38%, 07/15/2025	689,877	664,356
2.00%, 01/15/2026	400,626	427,086
2.38%, 01/15/2027	330,832	364,509
1.75%, 01/15/2028	301,594	319,372
3.63%, 04/15/2028	412,808	505,948
0.75%, 07/15/2028	392,196	382,161
2.50%, 01/15/2029	264,774	300,493
3.88%, 04/15/2029	468,487	595,119
3.38%, 04/15/2032	109,220	139,707
2.13%, 02/15/2040	277,376	323,586
2.13%, 02/15/2041	426,265	499,870
0.75%, 02/15/2042	403,736	362,968
0.63%, 02/15/2043	401,187	348,443
1.38%, 02/15/2044	394,469	404,310
0.75%, 02/15/2045	385,802	341,882
1.00%, 02/15/2046	341,977	321,468
0.88%, 02/15/2047	308,278	280,200
1.00%, 02/15/2048	292,150	273,820
		7,479,813

U.S. Treasury Inflation – Indexed Notes-28.39%(b)
1.38%, 01/15/2020	345,060	344,563
0.13%, 04/15/2020	854,691	838,187
1.25%, 07/15/2020	576,888	578,065
1.13%, 01/15/2021	665,945	665,196
0.13%, 04/15/2021	753,004	733,084
0.63%, 07/15/2021	620,816	614,574
0.13%, 01/15/2022	720,143	699,117
0.13%, 04/15/2022	732,807	708,375
0.13%, 07/15/2022	698,131	677,300
0.13%, 01/15/2023	690,396	665,013
0.63%, 04/15/2023	530,589	520,741
0.38%, 07/15/2023	705,163	687,241
0.63%, 01/15/2024	695,846	682,398
0.13%, 07/15/2024	689,633	658,527
0.25%, 01/15/2025	688,907	657,965
0.63%, 01/15/2026	713,481	693,526
0.13%, 07/15/2026	599,635	561,756
0.38%, 01/15/2027	629,717	596,366
0.38%, 07/15/2027	587,065	555,843
0.50%, 01/15/2028	611,361	581,310
		12,719,147
Total U.S. Treasury Securities (Cost $20,895,839)		20,198,960

	Shares	Value
Common Stocks & Other Equity Interests-31.80%
Fixed Income Fund-31.80%
Invesco Floating Rate Fund – Class R6(c)	1,917,960	$14,250,439

Managed Health Care-0.00%
Anthem, Inc.	1	283
Total Common Stocks & Other Equity Interests (Cost $14,720,049)		14,250,722

	Principal Amount

U.S. Dollar Denominated Bonds & Notes-20.73%
Aerospace & Defense-0.34%
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(d)	$8,000	7,760
Bombardier, Inc. (Canada), Sr. Unsec. Notes,
6.13%, 01/15/2023(d)	24,000	22,860
7.50%, 03/15/2025(d)	19,000	18,121
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(d)	12,000	12,030
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes,
6.50%, 07/15/2024	4,000	4,020
6.50%, 05/15/2025	53,000	52,934
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	36,000	33,210
		150,935

Agricultural & Farm Machinery-0.08%
Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	40,000	37,100

Air Freight & Logistics-0.01%
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(d)	6,000	6,128

Alternative Carriers-0.22%
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	18,000	18,472
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	24,000	24,690
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes,
5.38%, 05/01/2025	44,000	42,955
5.25%, 03/15/2026	14,000	13,552
		99,669

Aluminum-0.59%
Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(d)	200,000	207,500

See accompanying notes which are an integral part of this schedule.

                                             Invesco Strategic Real Return Fund

	Principal Amount	Value
Aluminum-(continued)
Novelis Corp., Sr. Unsec. Gtd. Notes,
6.25%, 08/15/2024(d)	$56,000	$ 55,580
5.88%, 09/30/2026(d)	2,000	1,870
		264,950

Apparel Retail-0.17%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(d)	20,000	20,000
L Brands, Inc., Sr. Unsec. Gtd. Global Notes,
5.63%, 02/15/2022	46,000	47,150
6.88%, 11/01/2035	8,000	6,858
6.75%, 07/01/2036	2,000	1,675
		75,683

Asset Management & Custody Banks-0.14%
Prime Security Services Borrower LLC/ Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(d)	59,000	62,687

Auto Parts & Equipment-0.19%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(d)	30,000	28,650
Delphi Technologies PLC, Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(d)	15,000	13,031
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(d)	12,000	9,930
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(d)	12,000	11,850
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/2024	25,000	22,313
		85,774

Automobile Manufacturers-0.11%
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(d)	50,000	47,875

Automotive Retail-0.21%
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(d)	7,000	6,589
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	42,000	41,029
Penske Automotive Group, Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	51,000	47,366
		94,984

Broadcasting-0.62%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	38,000	36,623
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	38,000	38,771
Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	23,000	23,058
Gray Escrow Inc, Sr. Unsec. Notes, 7.00%, 05/15/2027(d)	16,000	16,280

	Principal Amount	Value
Broadcasting-(continued)
Liberty Interactive LLC, Sr. Unsec. Conv. Deb.,
1.75%, 10/05/2023(d)(e)	$25,000	$ 27,896
3.50%, 01/15/2031	50,000	35,548
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	43,000	43,967
Sr. Unsec. Notes, 5.88%, 11/15/2028(d)	20,000	19,900
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(d)	36,000	34,830
		276,873

Building Products-0.11%
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	19,000	19,047
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(d)	34,000	30,685
		49,732

Cable & Satellite-3.10%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(d)	200,000	198,000
AMC Networks Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	33,000	29,989
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	20,000	20,150
Sr. Unsec. Notes, 5.75%, 02/15/2026(d)	86,000	86,216
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	97,000	101,850
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes,
7.88%, 09/01/2019	25,000	25,719
5.88%, 11/15/2024	102,000	87,337
DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	100,000	88,040
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	17,000	17,824
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	86,000	76,110
Sr. Unsec. Gtd. Notes, 8.50%, 10/15/2024(d)	25,000	24,784
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes,
6.00%, 07/15/2024(d)	15,000	15,394
5.38%, 07/15/2026(d)	42,000	41,002
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH(Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(d)	201,000	203,010
Virgin Media Bristol LLC(United Kingdom), 5.50%, 08/15/2026(d)	200,000	188,810

See accompanying notes which are an integral part of this schedule.

                                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Cable & Satellite-(continued)
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(d)	$180,000	$ 183,150
		1,387,385

Casinos & Gaming-0.36%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes,
6.88%, 05/15/2023	8,000	8,330
6.38%, 04/01/2026	41,000	40,897
MGM Resorts International, Sr. Unsec. Gtd. Notes,
7.75%, 03/15/2022	40,000	43,100
4.63%, 09/01/2026	17,000	15,534
Scientific Games International, Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	24,000	25,002
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(d)	28,000	26,740
		159,603

Coal & Consumable Fuels-0.09%
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(d)	43,000	42,355

Commodity Chemicals-0.19%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(d)	57,000	51,300
Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(d)	12,000	11,280
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	22,000	21,890
		84,470

Communications Equipment-0.17%
Commscope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(d)	53,000	49,359
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	31,000	29,024
		78,383

Construction & Engineering-0.06%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	23,000	21,005
William Lyon Homes, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 09/01/2023	5,000	4,612
		25,617

Construction Machinery & Heavy Trucks-0.16%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	50,000	48,625
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(d)	23,000	21,196
		69,821

	Principal Amount	Value
Consumer Finance-0.41%
Ally Financial Inc., Sr. Unsec. Global Notes,
5.13%, 09/30/2024	$65,000	$ 65,994
4.63%, 03/30/2025	10,000	9,863
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	15,000	15,781
Discover Financial Services, Class C, Jr. Unsec. Sub. Global Notes, 5.50%(f)	11,000	9,969
Navient Corp., Sr. Unsec. Medium-Term Notes,
8.00%, 03/25/2020	20,000	20,700
7.25%, 01/25/2022	60,000	61,425
		183,732

Copper-0.25%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(d)	61,000	60,029
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	37,000	31,357
Taseko Mines Ltd. (Canada), Sr. Sec. Gtd. First Lien Notes, 8.75%, 06/15/2022(d)	22,000	21,505
		112,891

Data Processing & Outsourced Services-0.23%
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(d)	8,000	7,920
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(d)	91,000	94,185
		102,105

Diversified Banks-0.10%
Royal Bank of Scotland Group PLC (The)(United Kingdom), Unsec. Sub. Global Notes, 6.00%, 12/19/2023	45,000	45,308

Diversified Chemicals-0.08%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes,
6.63%, 05/15/2023	6,000	6,105
7.00%, 05/15/2025	21,000	21,289
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(d)	8,000	7,100
		34,494

Diversified Metals & Mining-0.14%
Hudbay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(d)	41,000	40,897
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	20,000	20,100
		60,997

See accompanying notes which are an integral part of this schedule.

                                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Diversified REITs-0.04%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes,
5.00%, 03/15/2024	$9,000	$ 8,955
5.38%, 03/15/2027	9,000	8,842
		17,797

Electric Utilities-0.09%
NextEra Energy Capital Holdings, Inc., Series K, Jr. Unsec. Gtd. Sub. Investment Units, 5.25%, 06/01/2076	1,500	34,140
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	7,000	6,980
		41,120

Electrical Components & Equipment-0.13%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(d)	60,000	58,800

Electronic Equipment & Instruments-0.03%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(d)	15,000	13,997

Environmental & Facilities Services-0.29%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(d)	46,000	45,425
Core & Main L.P., Sr. Unsec. Notes, 6.13%, 08/15/2025(d)	18,000	16,515
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(d)	63,000	56,542
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(d)	13,000	11,993
		130,475

Financial Exchanges & Data-0.05%
MSCI, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(d)	20,000	20,150

Food Distributors-0.10%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(d)	46,000	45,827

Food Retail-0.09%
Albertsons Cos. LLC/Safeway Inc./New Albertson’s Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	42,000	40,687

Gas Utilities-0.36%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes,
5.63%, 05/20/2024	15,000	14,325
5.88%, 08/20/2026	62,000	58,125

	Principal Amount	Value
Gas Utilities-(continued)
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	$22,000	$ 18,865
Sr. Unsec. Gtd. Global Notes, 6.75%, 06/15/2023	7,000	5,915
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	65,000	61,912
		159,142

Health Care Equipment-0.13%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(d)	33,000	32,340
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	28,000	27,257
		59,597

Health Care Facilities-0.72%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	40,000	39,400
Community Health Systems, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	5,000	4,759
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	44,000	40,975
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	30,000	29,888
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	89,000	90,112
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/2025	10,000	10,088
5.88%, 02/15/2026	32,000	33,040
5.38%, 09/01/2026	10,000	9,925
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(d)	3,000	3,116
Sr. Unsec. Global Notes,
8.13%, 04/01/2022	9,000	9,360
6.75%, 06/15/2023	54,000	53,528
		324,191

Health Care REITs-0.07%
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	34,000	32,385

Health Care Services-0.37%
AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(d)	10,000	9,600
DaVita, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	22,000	20,763
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, , 05/15/2022(d)(g)	13,000	13,016
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(d)	32,000	29,760

See accompanying notes which are an integral part of this schedule.

                                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Health Care Services-(continued)
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 01/15/2027(d)	$46,000	$ 45,942
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(d)	12,000	11,985
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes,
8.88%, 04/15/2021(d)	21,000	21,420
6.75%, 07/01/2025(d)	7,000	6,519
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(d)	10,000	8,300
		167,305

Home Improvement Retail-0.05%
Hillman Group, Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(d)	25,000	21,500

Homebuilding-0.55%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(d)	27,000	26,460
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes,
8.75%, 03/15/2022	39,000	39,714
6.75%, 03/15/2025	22,000	19,443
5.88%, 10/15/2027	3,000	2,475
KB Home, Sr. Unsec. Gtd. Notes,
8.00%, 03/15/2020	13,000	13,601
7.50%, 09/15/2022	25,000	26,125
Lennar Corp., Sr. Unsec. Gtd. Global Notes,
5.38%, 10/01/2022	40,000	40,350
5.25%, 06/01/2026	14,000	13,458
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes,
7.15%, 04/15/2020	5,000	5,164
6.00%, 06/01/2025	8,000	7,800
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(d)	12,000	11,310
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(d)	42,000	41,317
		247,217

Household Products-0.26%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(d)	13,000	12,708
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(d)	57,000	56,964
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	48,000	45,660
		115,332

Independent Power Producers & Energy Traders-0.30%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	59,000	59,737

	Principal Amount	Value
Independent Power Producers & Energy Traders-(continued)
Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/2024	$20,000	$ 18,525
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes,
6.25%, 05/01/2024	18,000	18,473
6.63%, 01/15/2027	27,000	27,605
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	10,000	10,400
		134,740

Industrial Machinery-0.19%
Altra Industrial Motion Corp., Sr. Unsec. Gtd. Notes, 6.13%, 10/01/2026(d)	11,000	10,890
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(d)	32,000	31,760
EnPro Industries, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 10/15/2026(d)	18,000	17,685
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	21,000	20,307
Mueller Water Products Inc., Sr. Unsec. Notes, 5.50%, 06/15/2026(d)	6,000	5,955
		86,597

Integrated Oil & Gas-0.05%
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	25,000	22,950

Integrated Telecommunication Services-0.20%
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(d)	11,000	9,701
Sr. Unsec. Notes, 8.00%, 10/15/2025(d)	3,000	2,670
Frontier Communications Corp., Sr. Unsec. Global Notes,
10.50%, 09/15/2022	62,000	49,910
11.00%, 09/15/2025	23,000	16,330
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes,
6.38%, 11/15/2033	2,000	1,790
7.20%, 07/18/2036	10,000	9,560
		89,961

Internet & Direct Marketing Retail-0.06%
Booking Holdings Inc., Sr. Unsec. Conv. Notes, 0.90%, 09/15/2021	25,000	28,790

Internet Services & Infrastructure-0.04%
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(d)	19,000	16,150

Leisure Facilities-0.08%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	15,000	15,000

See accompanying notes which are an integral part of this schedule.

                                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Leisure Facilities-(continued)
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(d)	$23,000	$ 22,080
		37,080

Leisure Products-0.04%
Mattel, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(d)	18,000	17,010

Life & Health Insurance-0.11%
MetLife, Inc., Series D, Jr. Unsec. Sub. Global Notes, 5.88%(f)	50,000	49,000

Life Sciences Tools & Services-0.01%
Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(d)	6,000	6,015

Managed Health Care-0.16%
Centene Corp., Sr. Unsec. Notes, 5.38%, 06/01/2026(d)	17,000	17,149
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(d)	10,000	9,487
WellCare Health Plans, Inc., Sr. Unsec. Notes,
5.25%, 04/01/2025	30,000	29,850
5.38%, 08/15/2026(d)	14,000	13,933
		70,419

Metal & Glass Containers-0.16%
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	25,000	25,437
Berry Global, Inc., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	23,000	23,086
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(d)	21,000	19,845
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(d)	5,000	4,688
		73,056

Mortgage REITs-0.28%
Starwood Property Trust, Inc., Sr. Unsec. Conv. Notes, 4.38%, 04/01/2023	125,000	125,121

Multi-line Insurance-0.10%
AXA S.A. (France), Sr. Unsec. Conv. Bonds, 7.25%, 05/15/2021(d)	45,000	45,194

Oil & Gas Drilling-0.37%
Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	10,000	6,000
Ensco PLC, Sr. Unsec. Global Notes, 7.75%, 02/01/2026	42,000	34,807
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	65,000	57,119

	Principal Amount	Value
Oil & Gas Drilling-(continued)
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes,
6.50%, 12/15/2021	$3,994	$ 3,935
7.75%, 12/15/2023	3,000	2,985
5.25%, 11/15/2024	15,000	13,390
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	58,000	46,980
		165,216

Oil & Gas Equipment & Services-0.07%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	21,000	20,580
SESI LLC, Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	13,000	12,317
		32,897

Oil & Gas Exploration & Production-1.63%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 03/01/2025	30,000	28,612
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(d)	14,000	14,875
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(d)	22,000	16,830
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	52,000	50,440
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	40,000	37,817
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	15,000	11,555
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(d)	29,000	25,375
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	63,000	57,960
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(d)	34,000	32,385
Oasis Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	44,000	43,505
Parsley Energy, LLC/Parsley Finance Corp., Sr. Unsc. Gtd. Notes, 5.63%, 10/15/2027(d)	15,000	14,325
Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(d)	31,000	31,000
QEP Resources, Inc., Sr. Unsec. Global Notes,
5.25%, 05/01/2023	6,000	5,745
5.63%, 03/01/2026	7,000	6,423
Sr. Unsec. Notes, 6.88%, 03/01/2021	33,000	34,732
Range Resources Corp., Sr. Unsec. Gtd. Global Notes,
5.88%, 07/01/2022	33,000	32,711
4.88%, 05/15/2025	18,000	16,425

See accompanying notes which are an integral part of this schedule.

                                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Oil & Gas Exploration & Production-(continued)
SM Energy Co., Sr. Unsec. Global Notes,
6.13%, 11/15/2022	$35,000	$ 34,650
6.75%, 09/15/2026	25,000	24,125
6.63%, 01/15/2027	4,000	3,840
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes,
7.50%, 04/01/2026	14,000	14,175
7.75%, 10/01/2027	50,000	50,810
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	38,000	37,529
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	41,000	40,180
WPX Energy, Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	66,000	63,030
		729,054
Oil & Gas Refining & Marketing-0.07%
Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(d)	16,000	15,560
Sunoco L.P. /Sunoco Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 01/15/2023	14,000	13,685
		29,245
Oil & Gas Storage & Transportation-0.49%
Andeavor Logistics LP/Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	15,000	15,731
Antero Midstream Partners L.P./Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	56,000	54,891
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	67,000	69,262
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	25,000	23,625
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds,
5.25%, 05/01/2023	17,000	17,000
5.13%, 02/01/2025	18,000	17,460
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(d)	11,000	11,000
Williams Cos., Inc. (The), Sr. Unsec. Notes, 7.88%, 09/01/2021	10,000	10,918
		219,887
Other Diversified Financial Services-0.15%
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(d)	19,000	19,237
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(d)	15,000	14,250
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., Sr. Unsec. Notes, 6.75%, 06/01/2025(d)	28,000	26,530

	Principal Amount	Value
Other Diversified Financial Services-(continued)
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(d)	$5,000	$ 5,074
		65,091
Packaged Foods & Meats-0.16%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	9,000	8,540
JBS USA Lux S.A./JBS USA Finance Inc., Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(d)	48,000	46,620
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(d)	18,000	17,865
		73,025
Paper Packaging-0.03%
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(d)	17,000	15,385
Paper Products-0.11%
Mercer International Inc. (Canada), Sr. Unsec. Global Notes,
7.75%, 12/01/2022	2,000	2,075
6.50%, 02/01/2024	15,000	15,000
5.50%, 01/15/2026	6,000	5,490
Schweitzer-Mauduit International, Inc., Sr. Unsec. Notes, 6.88%, 10/01/2026(d)	25,000	24,625
		47,190
Pharmaceuticals-0.30%
Bausch Health Cos. Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(d)	11,000	10,849
Sr. Unsec. Gtd. Notes,
5.88%, 05/15/2023(d)	5,000	4,875
9.00%, 12/15/2025(d)	54,000	57,173
9.25%, 04/01/2026(d)	25,000	26,680
HLF Financing S.a.r.l. LLC/Herbalife International, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 08/15/2026(d)	19,000	19,166
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	15,000	14,336
		133,079
Publishing-0.10%
Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(d)	43,000	44,075
Railroads-0.05%
Kenan Advantage Group, Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(d)	23,000	22,425
Regional Banks-0.01%
CIT Group Inc., Unsec. Sub. Global Notes, 6.13%, 03/09/2028	4,000	4,120

See accompanying notes which are an integral part of this schedule.

                                             Invesco Strategic Real Return Fund

	Principal Amount	Value
Restaurants-0.27%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(d)	$62,000	$ 58,590
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(d)	24,000	23,945
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	13,000	13,357
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(d)	22,000	20,350
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(d)	7,000	6,579
		122,821
Security & Alarm Services-0.03%
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(d)	15,000	13,838
Semiconductors-0.50%
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 4.63%, 06/01/2023(d)	200,000	196,624
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.63%, 10/15/2023	25,000	28,904
		225,528
Specialized Consumer Services-0.07%
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(d)	18,000	17,370
Sr. Unsec. Notes, 7.45%, 08/15/2027	15,000	15,525
		32,895
Specialized Finance-0.22%
Aircastle Ltd., Sr. Unsec. Notes,
5.50%, 02/15/2022	22,000	22,588
5.00%, 04/01/2023	33,000	33,230
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	42,000	42,264
		98,082
Specialized REITs-0.54%
Equinix, Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	78,000	79,365
GLP Capital L.P./GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	25,000	25,027
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	12,000	12,285
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	6,000	5,753
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(d)	34,000	31,577
Rayonier Am Products, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(d)	33,000	30,360

	Principal Amount	Value
Specialized REITs-(continued)
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	$57,000	$ 55,646
		240,013
Specialty Chemicals-0.19%
Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	16,000	15,940
GCP Applied Technologies, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/15/2026(d)	10,000	9,588
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(d)	26,000	25,480
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	22,000	22,055
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(d)	11,000	11,467
		84,530
Steel-0.22%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/2039	16,000	17,058
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	59,000	54,280
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	27,000	25,718
		97,056
Technology Distributors-0.03%
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	14,000	13,703
Technology Hardware, Storage & Peripherals-0.13%
Dell International LLC/EMC Corp., Sr. Sec. Gtd. First Lien Notes, 8.35%, 07/15/2046(d)	2,000	2,208
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(d)	52,000	54,545
		56,753
Textiles-0.32%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(d)	150,000	142,312
Trading Companies & Distributors-0.34%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(d)	27,000	25,414
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	47,000	44,004
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(d)	24,000	25,483
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes,
5.50%, 07/15/2025	48,000	46,920
6.50%, 12/15/2026	11,000	11,069
		152,890

See accompanying notes which are an integral part of this schedule.

                                         Invesco Strategic Real Return Fund

	Principal Amount	Value
Trucking-0.05%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/01/2023	$15,000	$ 14,850
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(d)	8,000	7,160
		22,010

Wireless Telecommunication Services-1.04%
Altice France S.A. (France), Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(d)	200,000	192,750
Sprint Capital Corp., Unsec. Gtd. Global Notes, 8.75%, 03/15/2032	23,000	25,041
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	63,000	65,835
7.88%, 09/15/2023	84,000	88,410
7.63%, 02/15/2025	14,000	14,438
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	78,000	81,120
		467,594
Total U.S. Dollar Denominated Bonds & Notes (Cost $9,669,468)		9,287,870
	Shares
Preferred Stocks-1.87%
Agricultural Products-0.12%
Bunge Ltd., $4.88 Conv. Pfd.	525	52,447

Asset Management & Custody Banks-0.12%
AMG Capital Trust II, $2.58 Conv. Pfd.	1,000	52,756

Diversified Banks-0.65%
Bank of America Corp., Series L, $72.50 Conv. Pfd.Series L	110	140,800
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	120	151,650
		292,450

Health Care Equipment-0.14%
Becton, Dickinson and Co., Series A, $3.06 Conv. Pfd.Series A	1,000	63,170

Health Care REITs-0.11%
Welltower Inc., Series I, $3.25 Conv. Pfd.	790	51,548

	Shares	Value
Industrial Machinery-0.16%
Fortive Corp., Series A, $50.00 Conv. Pfd.	25	$ 24,769
Stanley Black & Decker, Inc., Series C, $5.38 Conv. Investment Units	500	49,000
		73,769

Multi-line Insurance-0.12%
Assurant, Inc., Series D, $6.50 Conv. Pfd.	500	52,460

Multi-Utilities-0.31%
CenterPoint Energy, Inc., Series B, $3.50 Conv. Pfd.	1,000	50,200
Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units	1,000	48,450
Sempra Energy, Series A, $6.00 Conv. Pfd.Series A	400	40,572
		139,222

Oil & Gas Exploration & Production-0.07%
Hess Corp., Series A, $4.00 Conv. Pfd.	500	29,995

Regional Banks-0.01%
CIT Group Inc., Series A, Jr. Unsec. Sub. Variable Rate Deb.	5,000	4,822

Specialized REITs-0.06%
Crown Castle International Corp., Series A, $68.75 Conv. Pfd.	25	27,119
Total Preferred Stocks (Cost $831,090)		839,758

Money Market Funds-0.28%
Invesco Government & Agency Portfolio-Institutional Class, 2.12%(h)	44,673	44,673
Invesco Liquid Assets Portfolio-Institutional Class, 2.34%(h)	31,881	31,887
Invesco Treasury Portfolio-Institutional Class, 2.12%(h)	51,055	51,055
Total Money Market Funds (Cost $127,615)		127,615
TOTAL INVESTMENTS IN SECURITIES-99.76% (Cost $46,098,655)		44,704,925
OTHER ASSETS LESS LIABILITIES-0.24%		106,731
NET ASSETS-100.00%		$44,811,656

Investment Abbreviations:
Conv.	- Convertible
Deb.	- Debentures
Gtd.	- Guaranteed
Jr.	- Junior
Pfd.	- Preferred
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
Sec.	- Secured
Sr.	- Senior
Sub.	- Subordinated
Unsec.	- Unsecured

See accompanying notes which are an integral part of this schedule.

                                         Invesco Strategic Real Return Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.
(c)

Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of November 30, 2018 represented 31.80% of the Fund’s Net Assets. See Note 3.

(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2018 was $4,319,821, which represented 9.64% of the Fund’s Net Assets.

(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put. (f) Perpetual bond with no specified maturity date.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2018.

See accompanying notes which are an integral part of this schedule.

                                         Invesco Strategic Real Return Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2018

(Unaudited)

NOTE 1-Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

                                         Invesco Strategic Real Return Fund

B.	Securities Transactions and Investment Income – (continued)

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

E.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

F.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2-Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                         Invesco Strategic Real Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$–	$20,198,960	$–	$20,198,960
Common Stocks & Other Equity Interests	14,250,722	–	–	14,250,722
U.S. Dollar Denominated Bonds & Notes	34,140	9,253,730	–	9,287,870
Preferred Stocks	834,936	4,822	–	839,758
Money Market Funds	127,615	–	–	127,615
Total Investments	$15,247,413	$29,457,512	$–	$44,704,925

NOTE 3-Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund for the three months ended November 30, 2018.

	Value 08/31/18	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 11/30/18	Dividend Income
Invesco Floating Rate Fund	$12,517,778	$2,029,565	$-	$(296,904)	$-	$14,250,439	$57,003

                                         Invesco Strategic Real Return Fund

Item 2.  Controls and Procedures.

(a)

As of January 25, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of January 25, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.  Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:      AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 29, 2019

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.